File No. 333-119414
811-08584

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	35	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO.	350	/X/

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices/Zip Code)

(860) 791-0286
(Depositor's Telephone Number, Include Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/ X/	on May 3, 2021 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/ /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

PART A

THE DIRECTOR M
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution"), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including Talcott Resolution, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
Talcott Resolution will continue to administer your annuity contract and remains responsible for paying all contractual guarantees and General Account liabilities under your annuity contract subject to its financial strength and claims paying ability. The terms, features and benefits of your insurance contract will NOT change as a result of the sale.
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*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Director M, First horizon Director M, Director M Platinum, AmSouth Variable Annuity M, The Director M Select, The Huntington Director M, Fifth Third Director M, Wells Fargo Director M, First Horizon Director M, Classic Director M, and Director M Ultra.
The variable annuity products described in this prospectus are no longer for sale. However, we continue to administer the in force annuity contracts. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in force annuity block of contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Talcott Resolution. You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity.
Please read this prospectus carefully and keep it for your records and for future reference. This prospectus is filed with the Securities and Exchange Commission (“SEC” or “Commission”). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
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As of January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your Financial Intermediary or from us electronically by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by visiting www.fundreports.com, or by calling 1-866-345-5954.   Your election to receive reports in paper will apply to all funds available under your Contract.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 3, 2021

1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 4(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 4(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 4(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 6, Appendices B and C)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 4(e))
✓	Different Death Benefits. (Sections 2, 5(f), 6, 7(b) & 7(c), Appendices B and C)
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
*    No longer available for sale.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 5, 6 and Appendices B and C.
c. Investment Options (Sections 3, 4(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
d. Charges and Fees (Sections 2, 4(b), 4(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)

✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 7(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 6 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓	The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 5 and 6 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.
e. Commissions for selling this variable annuity (Section 7(g) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.
f. Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
g. Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option ("Deferral Option") rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option.

2. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	0%
$50,000 - $99,999	0%
$100,000 - $249,999	0%
$250,000 - $499,999	0%
$500,000 - $999,999	0%
$1,000,000+	0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments)
First Year	7%
Second Year	7%
Third Year	7%
Fourth Year	6%
Fifth Year	5%
Sixth Year	4%
Seventh Year	3%
Eighth Year	0%
Ninth Year	0%
Exchange Fee	None
*Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

Annual Maintenance Fee (1)	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value)
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%
Total Separate Account Annual Expenses	1.15%
Maximum Optional Charges (as a percentage of average daily Account Value)
Principal First Preferred Charge (2)	0.20%
Principal First Charge (2)(3)(4)	0.75%
MAV Plus Charge (5)	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.20%
Maximum Optional Charges (6) (as a percentage of Benefit Amount or Payment Base (7))
Lifetime Income Foundation Charge (2)	0.30%
Lifetime Income Builder II Charge (2)(3)	0.75%
Lifetime Income Builder Charge (2)(3)	0.75%
Lifetime Income Builder Selects (2)(3)(6)
Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%
Lifetime Income Builder Portfolios (2)(3)(6)
Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%
(1)Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.
(2) You may not own more than one of these optional riders at the same time.

(3) Current rider charges are:Lifetime Income Builder - 0.75%; Lifetime Income Builder II - 0.75%; Principal First - 0.75%: Current charges for Lifetime Income Builder Selects and Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.
(4) If you elected this rider between August 5, 2002 and January 29, 2004, the annual charge was 0.35% of your Contract Value invested in the Sub-Accounts. If elected between January 30, 2004 and February 16, 2009, the annual charge was 0.50% of your Contract Value invested in the Sub-Accounts. As of February 17, 2009, the annual charge for this rider was increased to 0.75% of your Contract Value invested in the Sub-Accounts. This charge applied to newly elected riders and at the time you elected to “step-up” the rider Benefit Amount. See “Principal First-Step Up” for more information.
(5) MAV Plus Death Benefit is not available in Washington and Minnesota. A different Death Benefit called the MAV Death Benefit is available instead. The charge for MAV Death Benefit is the same. Please see Section 5.a MAV Plus Death Benefit for more information.
(6) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.
(7) See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base.”
The following tables show the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund. Please see Appendix A for a complete list of Funds available under the Contract.

The Director M, First Horizon Director M and Fifth Third Director M, Director M Platinum, The Director M Select, Wells Fargo Director M, Classic Director M, and Director M Ultra	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.16%	1.66%

AmSouth VA M	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.16%	1.66%

The Huntington Director M	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.16%	1.95%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:
Director M, First Horizon Director M, Director M Platinum, The Director M Select, Fifth Third Director M, Wells Fargo Director M, Classic Director M and Director M Ultra:
(1)If you Surrender your Contract at the end of the applicable time period:

1 year	$1,142
3 years	$2,145
5 years	$2,964
10 years	$5,013

(2)If you annuitize at the end of the applicable time period:

1 year	$319
3 years	$1,322
5 years	$2,324
10 years	$4,830
(3)If you do not Surrender your Contract:

1 year	$502
3 years	$1,504
5 years	$2,507
10 years	$5,013

AmSouth VA M:
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$1,066
3 years	$1,937
5 years	$2,631
10 years	$4,393
(2) If you annuitize at the end of the applicable time period:

1 year	$319
3 years	$1,178
5 years	$2,049
10 years	$4,280
(3) If you do not Surrender your Contract:

1 year	$426
3 years	$1,286
5 years	$2,158
10 years	$4,393
The Huntington Director M:
(1)If you Surrender your Contract at the end of the applicable time period:

1 year	$1,169
3 years	$2,223
5 years	$3,093
10 years	$5,258
(2)If you annuitize at the end of the applicable time period:

1 year	$349
3 years	$1,407
5 years	$2,461
10 years	$5,075

(3)If you do not Surrender your Contract:

1 year	$531
3 years	$1,589
5 years	$2,643
10 years	$5,258

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 4(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
3. General Information
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. In May 2018 Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) and Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) were renamed when they was sold by Hartford Financial Services Group, Inc. to a consortium of investors. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Windsor, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Company has primary responsibility for all administration of the Contracts and the Separate Accounts.  The Company has entered into a master services agreement with Cognizant Worldwide Limited (1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD) whereby its affiliate Cognizant Technology Solutions U.S. Corporation provides certain electronic data management services and other support services.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature is part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

The Separate Account
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account was registered as a unit investment trust under the 1940 Act on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
• is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
• may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of any Separate Account.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. Please contact us to obtain a copy of the prospectuses for each Fund. You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix A for more information.
Mixed and Shared Funding — Fund shares may be sold to our other separate accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.
•Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.
•Arrange for the handling and tallying of proxies received from Contract Owners.
•Vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Talcott Resolution. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Talcott Resolution expects to make a profit on the amount of the fees and payments that exceed Talcott Resolution’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2020, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2020, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2020, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $79 million.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Important Information You Should Know: The Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. If you are invested in the Fixed Accumulation Feature, we send you notice of the Fixed Accumulation Feature credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
4. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:
•if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and
•for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced
•The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by
•Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix E for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits. Such requirements and conditions help us limit our risk to an acceptable level so that we can offer the guaranteed minimum withdrawal benefit. They are intended to reduce the risk of investment losses that could require us to use our General Account assets to pay amounts due under the guaranteed minimum withdrawal benefit rider to your Contract.
If we change an asset allocation model required for maintaining a guaranteed minimum withdrawal benefit, the changes will not be applied to your existing Fund allocations. You may be required to elect a new asset allocation model in order to continue to maintain your guaranteed minimum withdrawal benefit. We will give you advance notice of the changes.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
•Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•Dollar Cost Averaging
We offer two dollar cost averaging programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a CDSC. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or
•any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
• If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.
Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.
•Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.
•These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account	No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:
•30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or
•An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Investment Professional. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.

b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
•Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.

Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Changes in Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, Principal First and Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see "Fee Table” for a description of charges and fees.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7.b. (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:
•The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and
•After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.
Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 5 and 6 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7.b. (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and
•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
d. Annuity Commencement Date Deferral Option
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
We may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:
•You own one or more eligible contracts issued by Talcott Resolution Life Insurance Company or Talcott Resolution Life and Annuity Insurance Company
•The Deferral Option is not available if you have elected any of the following living benefit riders: Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Portfolios, Lifetime Income Builder Selects;
•You have not elected the Deferral Option previously;
•Your beneficiaries have not elected a death benefit settlement option;
•You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;
•The state in which your Contract was issued has approved the Deferral Option rider;
•We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;
•You must not be beyond your Annuity Commencement Date or have annuitized your Contract;
•You must be a customer of a Financial Intermediary in accordance with our records;
•The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and

•During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.
If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:
•Your Annuity Commencement Date will be deferred to the Annuitant’s 100th birthday ("the Deferred Annuity Commencement Date");
•All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:
•The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;
•All optional Death Benefit rider charges will no longer be assessed;
•Principal First and Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under Principal First or Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;
•At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;
•Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;
•The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;
•If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and
•If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
•The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.

•If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
•If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
•Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified by this Supplement. All inconsistent terms set forth in the Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
•We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;
•It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;
•It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;
•Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;
•Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;
•Whether you have other assets to meet your future income needs;
•Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate the Principal First or Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;
•In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;
•The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;
•Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;
•If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
•If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.

e.    Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:
•When do you want Annuity Payouts to begin?
•Which Annuity Payout Option do you want to use?
•How often do you want the Payee to receive Annuity Payouts?
•Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option section above. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100th birthday.
•For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A CDSC, if applicable, may be deducted.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,
•quarterly,
•semi-annually, or
•annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable),
•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and
•the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
f.    Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or
•Total Premium Payments adjusted for partial Surrenders; or
•The lesser of:
•Maximum Anniversary Value, or
•the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:
•Contract Value; or
•The lesser of:
•Premium Payments (adjusted for partial Surrenders), or
•the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
•Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and
•Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information. If your Contract is qualified, please see "Information Regarding Tax-Qualified Plans" in "Appendix Tax" for additional information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
5. Optional Death Benefits
a.    MAV Plus
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:
A.Contract Value on the date we receive due proof of death.
B.Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).
C.Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary;

and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
D.Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.
•If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.
•If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.
We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus
•Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
For contracts issued in states where the MAV Plus Death Benefit is not available, the MAV Death Benefit is available at the same charge and is the greater of A, B and C, above.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What happens if I choose the Annuity Commencement Date Deferral option?
The MAV Plus rider terminates as of your original Annuity Commencement Date and is not in effect after your original Annuity Commencement Date.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.

What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed:
a.the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or
b.the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•This rider is not available in all states or is named differently in those states.
•If your Contract has no gain, your Beneficiary will receive no additional benefit.
•A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.
•This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.
•Annuitizing your Contract will extinguish this rider.
6. Optional Withdrawal Benefits
a.    Principal First Preferred
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First Preferred rider. (See below for impacts.)
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The rider is closed to new investors (including to existing Owners).

Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states) and the Annuity Commencement Date Deferral Option rider.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Deferral Option, Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct the charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to Examples 2 - 6 for Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (age 70-1/2 for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Preferred Annuity Payout Option ("PFP Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PFP Annuity Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the Principal First Preferred Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The Principal First Preferred Annuity Payout Period is

determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us .
Are there restrictions on how you must invest?
Not currently, however we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date. We will provide notice if we intend to impose such restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
• We can revoke this rider if you violate any investment restrictions requirements we may impose.
• The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.
• Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Amounts.
• Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
• If elected post-issue, the first one-year period will be considered to be the time period between election and the next following Contract Anniversary.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
• If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
b.    Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
• Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
• Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Your current rider charge will not increase after the rider Effective Date.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:
•Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
• Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB. Please refer to "Is the rider designed to pay you a Death Benefit" discussion below and the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so.
See Examples 18 through 20 under the Lifetime Income Builder II in Appendix I.
Is this rider designed to pay you a Death Benefit?
Yes. This GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the GMDB as follows:
A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” discussion below for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.

Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;
• we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8, 11, 12, 13 and 14 under the Lifetime Income Foundation in Appendix I for more information.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
• whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
• whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit include (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
• whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see "State Variations" provisions in the "Miscellaneous" section)); and
• whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see "Can your Spouse continue your Withdrawal Benefit?" and "Are there restrictions on how you must invest?" for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.

After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:
A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then:
A. If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 80.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit

Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
•Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the GMDB will be set equal to the Contract Value and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
• The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal

Contract continuation for purposes of the GMDB. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
• We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
• If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Foundation in Appendix I.
• We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
• In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
c.    Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:
• Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, if applicable, multiplied by the applicable Withdrawal Percentage. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to or below our minimum Contract Value. The Withdrawal Percentage varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to any Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.
• Guaranteed Minimum Death Benefit (GMDB). The GMDB provides a Death Benefit equal to the greater of (i) Premium Payments reduced for Partial Surrenders or (ii) Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older, or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.

You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
• Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
• Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
• We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Thereafter, the Payment Base will be adjusted as a result of any of the following three actions.
• Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases are based on your then current Anniversary Contract Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. See Examples 7, 8, 15 and 16 under Lifetime Income Builder II in Appendix I.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.
• Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:
A. If cumulative partial Surrenders taken during any Contract Year prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will reduce the GMDB.
Please refer to the "Is the rider designed to pay you a Death Benefit" discussion below and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:
•If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.
•If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percentage will never increase above the Withdrawal Percentage corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percentage. Once the Withdrawal Percentage has been established, it will not change for the remaining duration of your

Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percentage shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percentage
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percentage may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
If you are enrolled in an Automatic Income Program (AIP) it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under your AIP nor do we prompt you to do so. See Examples 18 through 20 under Lifetime Income Builder II in Appendix I.
See Examples 1-6 and 11-14 under Lifetime Income Builder II in Appendix I.
Is this rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments reduced for partial Surrenders or (ii) the Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)).
Partial Surrenders will affect the GMDB as follows:
A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix I.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the GMDB shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).
If the Lifetime Withdrawal Benefit is revoked:
•it cannot be re-elected;
•you will not receive any Lifetime Withdrawal Payments;

• we will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•you will no longer be subject to this rider’s Investment Restrictions; and
•you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:
• whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked);
• whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider);
• whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and
• whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under Lifetime Income Builder II in Appendix I for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.  If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change.
Alternatively, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse legally divorce, you may only remove your ex-Spouse from the Contract. The Payment Base and GMDB will remain the same. We will recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes are made after the first six months from Contract Issue date, then we will:
A. If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change, the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B. If we no longer offer this rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The maximum age limitation of the rider is 75.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value

Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
•Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date
• The GMDB will be equal to the Contract Value on the Spousal Contract continuation date
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender
•The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life cannot name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the GMDB. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the GMDB will equal the Contract Value.
See Example 17 under Lifetime Income Builder II in Appendix I.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.

Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percentage on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percentage or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percentage or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percentage or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the GMDB will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under Lifetime Income Builder II in Appendix I.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
•This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•The amount of the Withdrawal Percentage used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.
•The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
• We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
•You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
•This rider may not be suitable if a Covered Life is under attained age 60.
• Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
• If you are enrolled in the AIP it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so. See Example 18 through 20 under Lifetime Income Builder II in Appendix I.
•The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.
• We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
•If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.
• In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
d.    Principal First
The Annuity Commencement Date Deferral Option rider is available if you have elected the Principal First rider. (See below for impacts.)
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
Principal First - Step-Up
Any time after the 5th year Principal First has been in effect, you may elect to “step-up” the benefit. If you choose to step-up the benefit, your Benefit Amount is recalculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to step-up if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year the step-up benefit has been in place, you may choose to step-up the benefit again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can step up without waiting for the 5th year their Contract has been in force.
We currently allow you to step-up on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a step-up to occur on your Contract Anniversary. At the time you elect to step-up, we may be charging more for Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon step-up we will charge you the current charge. Before you decide to step-up, you should request a current prospectus which will describe the current charge for this Benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect step-ups that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier). These dates are called “election dates” in this section. Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:
•We will accept requests for a step-up in writing, verbally or electronically, if available.
•Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election.
•We will not accept any written election request received more than thirty (30) days prior to an election date.
•We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.
• If an election form is received in good order within the 30 days prior to an election date, the step-up will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.
•We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.
•Your election is irrevocable. This means that if your Contract Value increases after your step-up, you cannot ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.
When can you buy this rider?
Principal First rider is closed to new investors and post issue election.
What are the impacts of electing the Annuity Commencement Date Deferral Option rider?
If you elect the Annuity Commencement Date Deferral Option, this rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your Contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under this rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your Contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states) and the Annuity Commencement Date Deferral Option rider.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-

discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners due to a change of ownership of this Contract.
Does the Benefit Amount change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
See Example 1 and 7 under Principal First in Appendix I.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment. See Example 2 under Principal First in Appendix I.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:
A.If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
B.If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:
(i)The Contract Value immediately following the partial Surrender; or
(ii)The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
See Examples 3 through 6 for Principal First in Appendix I.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), beginning in the calendar year in which the individual attains (a) age 70½ for those born before July 1, 1949 or (b) age 72 for those born on or after July 1, 1949. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:
•The Benefit Amount immediately prior to the ownership change or assignment; or
•The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose the Principal First Annuity Payout Option ("PF" Annuity Payout Option") in addition to those Annuity Payout Options offered in the Contract. Under the PF Annuity Payout Option we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.

This option may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
•The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.
•Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.
•Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.
• Additional Premium Payments made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional Premium Payment restores the Benefit Amount to the previous Benefit Amount.
• Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available after the Annuity Commencement Date may be less than Benefit Payments.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
• The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Fee Table and this section.
•When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.
•Withdrawals can deplete and even eliminate death benefits.
• If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.
7. Miscellaneous
a.    Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Effective July 1, 2021, our overnight mailing address will be changed from Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353 ("Sterling Address") to Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213 ("Louisville Address") Any overnight mail received from July 1, 2021 through September 30, 2021 will be forwarded to our new Louisville Address. Overnight mail received at the Sterling Address after September 30, 2021, will not be processed and will be returned to sender . Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.

Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under the Principal First, Principal First Preferred and Lifetime Income Builder riders. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when the Principal First or Lifetime Income Builder riders have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under the Principal First, Principal First Preferred or Lifetime Income Builder riders. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in the Lifetime Income Foundation and Lifetime Income Builder II riders, any Contract Year following the Relevant Covered Life’s 60th birthday.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.

Fixed Accumulation Feature (FAF): Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders) are excluded from this definition.
Lifetime Income Eligibility Date: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders. The Payment Base may be subject to automatic annual Payment Base increases when the Lifetime Income Builder II, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios riders have been elected. In the Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of the Lifetime Income Foundation or Lifetime Income Builder II riders.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (Lifetime Income Foundation and Lifetime Income Builder II riders) or any Contract Year that is prior to the Lifetime Income Eligibility Date (Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percentage: The multiplier used in calculating Lifetime Benefit Payments under the Lifetime Income Foundation, Lifetime Income Builder II, Lifetime Income Builder Selects and Lifetime Income Builder Portfolios riders.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b.    State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium

Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core, Access, Edge, Outlook, Plus : If you elect the Principal First Preferred rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us to you equal or exceed $100,000. There are no investment restrictions for Principal First Preferred, Lifetime Income Builder II and Lifetime Income Foundation. For Connecticut residents that elect Principal First Preferred, Lifetime Income Builder, Lifetime Income Builder II or Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus : The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The Fixed Accumulation Feature is not available if you elected Lifetime Income Builder Selects, Lifetime Income Builder Portfolios, Lifetime Income Builder II and Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook: The investment restrictions and the contract aggregation provisions for Lifetime Income Builder, Lifetime Income Builder II and Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook: The Nursing Home Waiver is not available. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus: The Fixed Accumulation Feature is not available if you elect Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects or Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus: We will not recalculate Principal First Preferred of Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Selects and Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook: The Fixed Accumulation Feature is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus: We will accept subsequent Premium Payments during the first three Contract Years. Outlook: We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected Lifetime Income Builder, Lifetime Income Builder II, Lifetime Income Foundation, Lifetime Income Builder Selects, and Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

c.    Financial Statements
You can find financial statements for us and the Separate Account in the SAI. To receive a copy of the SAI free of charge, call your investment professional or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
d.    More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

e.    Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
f. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
g.    How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2020. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent; and 2) employees and investment professionals (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2020, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements:

LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), and UBS Financial Services, Inc. (CDSC only).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2020, Additional Payments did not in the aggregate exceed approximately $4.3 million or approximately 0.04% of average total individual variable annuity assets.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Services
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Appendix Tax
Federal Tax Considerations
A.    Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B.    Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate
APP TAX-1

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.    Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.    Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.    Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.    Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
APP TAX-2

i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
b.    Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.    Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to
APP TAX-3

prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.    10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.The 10% penalty tax will not apply to the following distributions:
1.Distributions made on or after the date the recipient has attained the age of 59½.
2.Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3.Distributions attributable to a recipient becoming disabled.
4.A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5.Distributions made under certain annuities issued in connection with structured settlement agreements.
6.Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7.Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.    Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.    Required Distributions
i.Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
APP TAX-4

iii.Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.    Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.    Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.    Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.    Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets
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for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.    Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.    General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.    Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign
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corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.    Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37½ or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.    Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
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The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.    Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.    Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
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b.    SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.    SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.    Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.    Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified
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Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.    Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59½;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.    Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred
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Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,500 for 2021). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.    Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.    Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.    Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
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(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix)made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x)made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii)for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.    RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)     For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a
APP TAX-12

Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.    Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under-estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.    Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -
a.an RMD amount;
APP TAX-13

b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

APP TAX-14

Appendix I — Examples

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-3
Principal First	APP I-4
Principal First Preferred	APP I-5
Lifetime Income Builder	APP I-6
Lifetime Income Foundation	APP I-8
Lifetime Income Builder II	APP I-11
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios	APP I-16
MAV Plus	APP I-27
Annuity Commencement Date Deferral Option	APP I-29
APP I-1

Premium Security Death Benefit
Example 1
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
APP I-2

Asset Protection Death Benefit
Example 1
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$117,403],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.
•The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.
The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:
•You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,
•You made an initial Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•On the day we receive proof of Death, your Contract Value was $120,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:
•The Contract Value of your Contract on the day we receive proof of Death [$120,000],
APP I-3

•The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.
•The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.
The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Principal First
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).
•Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
APP I-4

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” this rider after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then
•We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.
•Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.
Principal First Preferred
Example 1: Assume you select this rider when you purchase your Contract and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then
•Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).
•Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then
•Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).
•Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:
•First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:
•First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”
•Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
APP I-5

We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.
Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select this rider when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.
•Your Benefit Amount is $100,000, which is your initial Premium Payment.
•Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
•Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.
Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($105,000 / $100,000) – 1 = .05 = 5%.
•Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.
•Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
•Your initial Benefit Amount is $100,000.
•Your Benefit Payment is $5,000.
•After the partial Surrenders of $1,000, your Benefit Amount is $99,000.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%
•Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.
•Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.
•At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.
•Your Benefit Payment is $5,000.
•Your Benefit Amount after the premium payment is $119,000.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.
•After premium payment, your Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.
•($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%
APP I-6

•Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.
•Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
•The annual charge for ths rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a CDSC. The withdrawal lowered the Contract Value from $115,000 to $80,000.
•At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.
•Your Benefit Payment is $5,950.
•Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows
•(i) the Contract Value immediately following the partial withdrawal: $80,000.
•(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.
•Your new Benefit Amount is $80,000.
•Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.
•Your Benefit Amount after the automatic increase calculation is $200,000.
•Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.
•The annual charge for this rider is 75 bps of the Benefit Amount after the automatic increase calculation.
•$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Amount is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.
•There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.
•Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.
Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.
•Your Benefit Payment is $80,000 before the partial Surrender.
•Your Benefit Amount after the partial Surrender is $68,000.
•It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.
•Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.
•Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.
Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.
•Your initial Benefit Amount was $100,000 prior to the partial Surrenders.
•After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.
•The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.
•Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000.  The Benefit Payment is now lower after the subsequent Premium Payment was made.

APP I-7

Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
APP I-8

Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.30% of the Payment Base.
•$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Payment or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
APP I-9

•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-10

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 5%, which is based on your age.
•Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.
•Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percentage multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $6,000.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $300.
•Your Contract Value after the withdrawal is $99,000.
•Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

APP I-11

Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Withdrawal Percentage is 4.5%, which is based on your age.
•Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.
•Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percentage multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.
•You take a partial Surrender of $5,500.
•Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.
•Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.
•Your Contract Value after the withdrawal is $101,000.
•Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $5,000.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.
•Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:
•Your initial Payment Base is $100,000.
•Your Threshold is $4,500.
•Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.
•Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.
•Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.
APP I-12

•Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.
•The annual charge for this rider is 0.75% of the Payment Base after the automatic increase calculation.
•$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.
•Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,950.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:
•At the beginning of Contract Year 2, your initial Payment Base is $99,000.
•Your Threshold amount is $4,455.
•Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:
•Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.
•Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.
•Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 6% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-13

Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:
•Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.
•Your Withdrawal Percentage is 5.5% for the duration of your Contract.
•Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 6%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:
•Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percentage was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:
•Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.
•Your Lifetime Benefit Payment remaining for the Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.
Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $5,000, which is 5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
APP I-14

After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.
•Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:
•Your Payment Base is $100,000, which is your initial Premium Payment.
•Your Threshold is $4,500, which is 4.5% of your Payment Base.
•Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.
•Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.
•Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.
•Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.
•Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percentage if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)
Example 18: Assume the same facts as Example 3 (Single Life). Also assume that partial surrenders of $5,000 were taken via Automatic Income Program and the Contract Value on your first anniversary is $130,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($130,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
•($130,000/$100,000) - 1 = 30%, subject to a maximum of 10%.
•The Payment Base at anniversary is $100,000 * 110% = $110,000.
•The Lifetime Benefit Payment is $6,500, which is the product of your Withdrawal Percentage multiplied by $130,000, which is the greater of your Contract Value at anniversary ($130,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the increased Lifetime Benefit Payment. It is your responsibility to request a change in your Automatic Income Program. This will not happen automatically.
Example 19: Assume the same facts as Example 18 (Single Life). Also assume that the was updated to reflect the Lifetime Benefit Payment of $6,500 and partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and that the Contract Value on your second anniversary is $105,000.
•At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($130,000), less 1. Subject to a minimum of 0% and a maximum of 10%.
APP I-15

•($105,000/$130,000) - 1 = -19.2%, subject to a minimum of 0%.
•The Payment Base remains $110,000.
•The Lifetime Benefit Payment is $5,500 which is the product of your Withdrawal Percentage multiplied by $110,000, which is the greater of your Contract Value at anniversary ($105,000) and your Payment Base ($110,000).
•Your Automatic Income Program will not be updated to reflect the decreased Lifetime Benefit Payment. If the Lifetime Benefit Payment decreases in a contract year you must verify that the Automatic Income Program payments are at or below the Lifetime Benefit Program to avoid reduction of Payment Base and future Lifetime Benefit Payment due to excess withdrawals. The Automatic Income Program update will not happen automatically.
Example 20: Assume the same facts as Example 19 (Single Life). Also assume that the Automatic Income Program was not updated to reflect the change in Lifetime Benefit Payment of $6,500 to $5,500, partial surrenders of $6,500 were taken via Automatic Income Program in the next contract year and the Contract Value immediately prior to the withdrawal was $90,000.
•The partial surrender via Automatic Income Program ($6,500) was in excess of the Lifetime Benefit Payment ($5,500).
•The Payment Base will be reduced by the amount of the partial surrender exceeding the Lifetime Benefit Payment by applying a factor.
•The adjustment factor is 1 - ( A / (B - C)), where:
•A = the amount of the partial surrender exceeding the Lifetime Benefit Payment ($1,000 = $6,500 - $5,500).
•B = Contract Value immediately prior to the Partial Surrender ($90,000).
•C = The Lifetime Benefit Payment less any prior partial surrenders during the contract year. ($5,500).
•The adjustment factor is: 1 - ($1,000 / ($90,000 - $5,500)) = 0.9882.
•The Payment Base after the excess withdrawal is $108,702 = $110,000 * 0.9882.
•The Lifetime Benefit Payment for the remainder of the contract year is zero.
•The Lifetime Benefit Payment will be recalculated upon the next anniversary using the reduced Payment Base.
Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP I-16

Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percentage	4.5%	4.5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
(1)The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percentage age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percentage age band is applicable, your Withdrawal Percentage will remain as is.

APP I-17

Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percentage is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percentage multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percentage multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percentage	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
APP I-18

	5% of your Payment Base	5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
APP I-19

Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percentage	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
APP I-20

Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percentage multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percentage multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
APP I-21

Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percentage is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
APP I-22

Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percentage	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
APP I-23

Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,500	$5,750
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$4,950	$5,175
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	No change due to anniversary processing	No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Equal to the Contract Value on date of continuation	Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
APP I-24

	Withdrawal Percentage multiplied by the Payment Base on date of continuation	Withdrawal Percentage multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Greater of Contract Value or Payment Base on date of continuation	Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation	Withdrawal Percentage is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Withdrawal Percentage multiplied by the greater of the Contract Value or Payment Base on date of continuation	Withdrawal Percentage multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Equal to Contract Value on date of continuation	Equal to Contract Value on date of continuation
Example 20: Withdrawal Percentage Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percentage is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percentage	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Your current Payment Base
Withdrawal Percentage	6.5%	6.5%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
APP I-25

Guaranteed Minimum Death Benefit	$94,000	$94,000
	No change due to anniversary processing	No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000
•Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit
•Contract Value is transferred to approved investment program
•We will no longer accept subsequent Premium Payments
•We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account
•The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced
•We will waive the Annual Maintenance Fee and rider fee
•Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200
•Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit
•Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
APP I-26

Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
Example 1
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a withdrawal of $8,000,
•Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
•On the day we receive proof of Death, your Contract Value was $117,403,
•Your Maximum Anniversary Value was $106,000,
•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.
Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].
Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$117,403],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
APP I-27

Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:
•You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,
•You made a single Premium Payment of $100,000,
•In your fourth Contract Year, you made a partial Surrender of $60,000,
•Your Contract Value in the fourth year immediately before your Surrender was $150,000,
•Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),
•On the day we receive proof of Death, your Contract Value was $120,000,
•The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:
•We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].
Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:
•Contract Value on the day we receive proof of Death [$120,000],
•Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],
•Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:
•We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),
•plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),
•minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
APP I-28

Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.
Annuity Commencement Date Deferral Option
This example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
APP I-29

$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).

APP I-30

Appendix II — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the SAI, which you may obtain free of charge by contacting us at 1-800-862-6668.

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APP II-1

Talcott Resolution Life Insurance Company

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.317	$16.531	$17.868	$15.632	$15.140	$15.120	$14.280	$12.423	$11.084	$11.566
Accumulation Unit Value at end of period	$20.863	$19.317	$16.531	$17.868	$15.632	$15.140	$15.120	$14.280	$12.423	$11.084
Number of Accumulation Units outstanding at end of period (in thousands)	144	157	215	266	299	380	448	555	1,322	1,537
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.972	$18.137	$19.810	$17.514	$17.142	$17.300	$16.511	$14.516	$13.088	$13.801
Accumulation Unit Value at end of period	$22.414	$20.972	$18.137	$19.810	$17.514	$17.142	$17.300	$16.511	$14.516	$13.088
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	3
AB VPS Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.072	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.216	$11.072	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	401	399	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.975	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.002	$10.975	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	—	—	—	—	—	—	—	—
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.180	$8.093	$9.936	$7.465	$8.126	$8.403	$8.622	$7.696	$6.756	$8.140
Accumulation Unit Value at end of period	$13.042	$10.180	$8.093	$9.936	$7.465	$8.126	$8.403	$8.622	$7.696	$6.756
Number of Accumulation Units outstanding at end of period (in thousands)	53	60	73	103	86	116	153	182	269	304
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.322	$14.720	$18.262	$13.866	$15.253	$15.939	$16.527	$14.909	$13.225	$16.103
Accumulation Unit Value at end of period	$23.229	$18.322	$14.720	$18.262	$13.866	$15.253	$15.939	$16.527	$14.909	$13.225
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.636	$9.212	$12.098	$9.783	$9.976	$9.855	$10.657	$8.784	$7.781	$9.770
Accumulation Unit Value at end of period	$10.746	$10.636	$9.212	$12.098	$9.783	$9.976	$9.855	$10.657	$8.784	$7.781
Number of Accumulation Units outstanding at end of period (in thousands)	712	720	746	786	953	1,136	1,427	1,757	3,600	3,824
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.093	$12.335	$16.371	$13.378	$13.786	$13.762	$15.040	$12.527	$11.214	$14.229
Accumulation Unit Value at end of period	$14.091	$14.093	$12.335	$16.371	$13.378	$13.786	$13.762	$15.040	$12.527	$11.214
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	6	7	8	9	8	4	3	2
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.547	$22.397	$26.747	$23.975	$19.434	$20.846	$19.356	$14.225	$12.147	$13.446
Accumulation Unit Value at end of period	$27.045	$26.547	$22.397	$26.747	$23.975	$19.434	$20.846	$19.356	$14.225	$12.147
Number of Accumulation Units outstanding at end of period (in thousands)	73	85	105	125	178	151	201	289	388	434
APP II-2

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.902	$28.903	$34.881	$31.597	$25.882	$28.056	$26.325	$19.551	$16.870	$18.873
Accumulation Unit Value at end of period	$34.177	$33.902	$28.903	$34.881	$31.597	$25.882	$28.056	$26.325	$19.551	$16.870
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	2
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.600	$8.934	$9.473	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.560	$11.600	$8.934	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	165	204	193	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.370	$8.849	$9.452	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.151	$11.370	$8.849	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.545	$23.537	$25.503	$21.217	$19.923	$20.070	$18.183	$14.046	$12.233	$12.729
Accumulation Unit Value at end of period	$39.325	$30.545	$23.537	$25.503	$21.217	$19.923	$20.070	$18.183	$14.046	$12.233
Number of Accumulation Units outstanding at end of period (in thousands)	1,342	1,549	1,843	2,169	2,514	3,046	3,837	5,154	8,898	9,977
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.809	$26.327	$28.827	$24.236	$22.998	$23.412	$21.435	$16.732	$14.727	$15.486
Accumulation Unit Value at end of period	$43.073	$33.809	$26.327	$28.827	$24.236	$22.998	$23.412	$21.435	$16.732	$14.727
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	12	14	18	23	20	25	14	10
Fidelity® VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.441	$17.486	$18.652	$15.277	$15.054	$15.073	$13.779	$10.082	$8.342	$8.679
Accumulation Unit Value at end of period	$29.581	$22.441	$17.486	$18.652	$15.277	$15.054	$15.073	$13.779	$10.082	$8.342
Number of Accumulation Units outstanding at end of period (in thousands)	38	41	47	52	66	73	91	123	153	39
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.069	$29.976	$32.313	$26.746	$26.632	$26.949	$24.895	$18.407	$15.392	$16.182
Accumulation Unit Value at end of period	$49.657	$38.069	$29.976	$32.313	$26.746	$26.632	$26.949	$24.895	$18.407	$15.392
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	—	—	—	—
Fidelity® VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.173	$17.646	$19.517	$17.525	$15.061	$15.909	$14.836	$11.740	$10.146	$10.196
Accumulation Unit Value at end of period	$23.331	$22.173	$17.646	$19.517	$17.525	$15.061	$15.909	$14.836	$11.740	$10.146
Number of Accumulation Units outstanding at end of period (in thousands)	261	285	332	419	495	593	762	1,014	1,741	1,958
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.969	$23.298	$26.040	$23.629	$20.521	$21.906	$20.643	$16.508	$14.416	$14.641
Accumulation Unit Value at end of period	$30.164	$28.969	$23.298	$26.040	$23.629	$20.521	$21.906	$20.643	$16.508	$14.416
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	4	4	3	1	1
Fidelity® VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.169	$25.799	$26.211	$19.666	$19.785	$18.721	$17.059	$12.689	$11.219	$11.353
Accumulation Unit Value at end of period	$48.489	$34.169	$25.799	$26.211	$19.666	$19.785	$18.721	$17.059	$12.689	$11.219
Number of Accumulation Units outstanding at end of period (in thousands)	104	113	135	153	171	235	330	399	599	641
APP II-3

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.852	$31.933	$32.786	$24.859	$25.273	$24.167	$22.254	$16.727	$14.946	$15.284
Accumulation Unit Value at end of period	$58.773	$41.852	$31.933	$32.786	$24.859	$25.273	$24.167	$22.254	$16.727	$14.946
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	—	1
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.538	$22.616	$26.843	$22.527	$20.360	$20.937	$19.974	$14.871	$13.131	$14.900
Accumulation Unit Value at end of period	$32.087	$27.538	$22.616	$26.843	$22.527	$20.360	$20.937	$19.974	$14.871	$13.131
Number of Accumulation Units outstanding at end of period (in thousands)	303	360	424	492	570	673	831	1,070	1,726	1,932
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.357	$25.194	$30.219	$25.628	$23.407	$24.324	$23.450	$17.643	$15.743	$18.053
Accumulation Unit Value at end of period	$35.002	$30.357	$25.194	$30.219	$25.628	$23.407	$24.324	$23.450	$17.643	$15.743
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	2	1	1	1	3	3
Fidelity® VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.486	$17.717	$21.723	$18.452	$17.082	$17.849	$16.951	$13.172	$10.486	$11.661
Accumulation Unit Value at end of period	$25.080	$23.486	$17.717	$21.723	$18.452	$17.082	$17.849	$16.951	$13.172	$10.486
Number of Accumulation Units outstanding at end of period (in thousands)	29	34	44	51	58	68	100	137	216	216
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.405	$28.514	$35.331	$30.328	$28.372	$29.959	$28.753	$22.578	$18.164	$20.413
Accumulation Unit Value at end of period	$39.526	$37.405	$28.514	$35.331	$30.328	$28.372	$29.959	$28.753	$22.578	$18.164
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.373	$1.955	$2.087	$1.826	$1.742	$1.759	$1.621	$1.353	$1.222	$1.213
Accumulation Unit Value at end of period	$2.619	$2.373	$1.955	$2.087	$1.826	$1.742	$1.759	$1.621	$1.353	$1.222
Number of Accumulation Units outstanding at end of period (in thousands)	2,214	2,562	2,851	3,842	4,074	4,456	4,975	5,986	8,685	9,481
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.775	$21.457	$23.147	$20.471	$19.735	$20.138	$18.750	$15.816	$14.432	$14.485
Accumulation Unit Value at end of period	$28.143	$25.775	$21.457	$23.147	$20.471	$19.735	$20.138	$18.750	$15.816	$14.432
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	1	1	1	2	1	2
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.515	$21.201	$23.050	$19.090	$18.300	$18.326	$17.275	$12.565	$10.740	$12.264
Accumulation Unit Value at end of period	$33.161	$27.515	$21.201	$23.050	$19.090	$18.300	$18.326	$17.275	$12.565	$10.740
Number of Accumulation Units outstanding at end of period (in thousands)	246	314	375	444	550	670	859	1,177	1,146	1,314
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.621	$26.958	$29.619	$24.789	$24.014	$24.302	$23.151	$17.016	$14.699	$16.960
Accumulation Unit Value at end of period	$41.290	$34.621	$26.958	$29.619	$24.789	$24.014	$24.302	$23.151	$17.016	$14.699
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	1	1	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.342	$2.521	$2.602	$2.159	$2.065	$1.955	$1.702	$1.268	$1.090	$1.090
Accumulation Unit Value at end of period	$3.900	$3.342	$2.521	$2.602	$2.159	$2.065	$1.955	$1.702	$1.268	$1.090
Number of Accumulation Units outstanding at end of period (in thousands)	8,461	5,489	6,475	8,087	10,026	11,447	14,866	21,051	36,010	44,042
APP II-4

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$39.876	$30.392	$31.700	$26.579	$25.691	$24.582	$21.629	$16.279	$14.148	$14.298
Accumulation Unit Value at end of period	$46.045	$39.876	$30.392	$31.700	$26.579	$25.691	$24.582	$21.629	$16.279	$14.148
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	4	5	6	6	7	7	6	4
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.076	$3.206	$3.425	$2.927	$2.578	$2.638	$2.362	$1.811	$1.613	$1.610
Accumulation Unit Value at end of period	$4.342	$4.076	$3.206	$3.425	$2.927	$2.578	$2.638	$2.362	$1.811	$1.613
Number of Accumulation Units outstanding at end of period (in thousands)	11,717	11,247	12,927	15,811	18,382	22,169	27,669	36,385	60,756	67,196
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.167	$25.568	$27.606	$23.843	$21.215	$21.941	$19.855	$15.385	$13.845	$13.970
Accumulation Unit Value at end of period	$33.911	$32.167	$25.568	$27.606	$23.843	$21.215	$21.941	$19.855	$15.385	$13.845
Number of Accumulation Units outstanding at end of period (in thousands)	15	13	18	19	24	26	23	35	24	19
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.136	$1.709	$2.127	$1.718	$1.716	$1.704	$1.793	$1.492	$1.256	$1.477
Accumulation Unit Value at end of period	$2.543	$2.136	$1.709	$2.127	$1.718	$1.716	$1.704	$1.793	$1.492	$1.256
Number of Accumulation Units outstanding at end of period (in thousands)	5,489	6,457	7,534	8,454	10,152	11,839	14,817	18,052	17,336	19,669
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.578	$16.639	$20.934	$17.085	$17.248	$17.307	$18.405	$15.479	$13.164	$15.643
Accumulation Unit Value at end of period	$24.247	$20.578	$16.639	$20.934	$17.085	$17.248	$17.307	$18.405	$15.479	$13.164
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	6	7	6	7	8	6
Hartford MidCap HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.996	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	144	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.948	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.118	$3.067	$3.514	$2.960	$2.665	$2.710	$2.590	$1.809	$1.559	$1.554
Accumulation Unit Value at end of period	$5.422	$4.118	$3.067	$3.514	$2.960	$2.665	$2.710	$2.590	$1.809	$1.559
Number of Accumulation Units outstanding at end of period (in thousands)	521	586	700	910	937	1,435	1,451	2,468	3,318	4,083
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.405	$34.175	$39.565	$33.683	$30.641	$31.495	$30.420	$21.465	$18.691	$18.839
Accumulation Unit Value at end of period	$59.163	$45.405	$34.175	$39.565	$33.683	$30.641	$31.495	$30.420	$21.465	$18.691
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
APP II-5

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.962	$2.926	$3.090	$2.474	$2.452	$2.703	$2.553	$1.789	$1.565	$1.638
Accumulation Unit Value at end of period	$6.092	$3.962	$2.926	$3.090	$2.474	$2.452	$2.703	$2.553	$1.789	$1.565
Number of Accumulation Units outstanding at end of period (in thousands)	941	1,268	1,563	1,836	2,308	2,680	3,308	4,315	4,913	5,654
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$35.346	$26.374	$28.153	$22.775	$22.815	$25.409	$24.259	$17.176	$15.183	$16.061
Accumulation Unit Value at end of period	$53.774	$35.346	$26.374	$28.153	$22.775	$22.815	$25.409	$24.259	$17.176	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	3	3	3	3	1	—	—
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.615	$2.016	$2.042	$1.724	$1.623	$1.598	$1.453	$1.111	$0.983	$1.005
Accumulation Unit Value at end of period	$2.898	$2.615	$2.016	$2.042	$1.724	$1.623	$1.598	$1.453	$1.111	$0.983
Number of Accumulation Units outstanding at end of period (in thousands)	939	1,054	1,172	1,616	1,875	1,710	1,908	2,522	3,762	4,230
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.043	$29.637	$30.340	$25.878	$24.627	$24.503	$22.504	$17.395	$15.545	$16.067
Accumulation Unit Value at end of period	$41.710	$38.043	$29.637	$30.340	$25.878	$24.627	$24.503	$22.504	$17.395	$15.545
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	12	27	30
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.242	$2.050	$2.090	$2.011	$1.947	$1.981	$1.892	$1.941	$1.825	$1.726
Accumulation Unit Value at end of period	$2.417	$2.242	$2.050	$2.090	$2.011	$1.947	$1.981	$1.892	$1.941	$1.825
Number of Accumulation Units outstanding at end of period (in thousands)	29,616	30,681	33,970	41,210	44,718	51,692	65,089	85,827	81,956	87,189
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.348	$13.255	$13.660	$13.279	$12.991	$13.358	$12.896	$13.365	$12.705	$12.139
Accumulation Unit Value at end of period	$15.303	$14.348	$13.255	$13.660	$13.279	$12.991	$13.358	$12.896	$13.365	$12.705
Number of Accumulation Units outstanding at end of period (in thousands)	48	30	37	38	56	58	55	53	63	57
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.127	$1.109	$1.104	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157	$1.171
Accumulation Unit Value at end of period	$1.130	$1.127	$1.109	$1.104	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157
Number of Accumulation Units outstanding at end of period (in thousands)	12,625	3,769	4,354	4,025	4,729	6,487	9,169	10,913	22,549	19,489
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.372	$8.324	$8.378	$8.478	$8.584	$8.764	$8.950	$9.149	$9.352	$9.560
Accumulation Unit Value at end of period	$8.307	$8.372	$8.324	$8.378	$8.478	$8.584	$8.764	$8.950	$9.149	$9.352
Number of Accumulation Units outstanding at end of period (in thousands)	23	19	8	8	8	8	5	—	—	—
Invesco Oppenheimer V.I. Capital Appreciation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.688	$19.128	$20.575	$16.452	$17.057	$16.708	$14.681	$11.474	$10.198	$10.460
Accumulation Unit Value at end of period	$34.597	$25.688	$19.128	$20.575	$16.452	$17.057	$16.708	$14.681	$11.474	$10.198
Number of Accumulation Units outstanding at end of period (in thousands)	160	200	229	282	336	396	503	705	1,349	1,528
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.539	$25.990	$28.250	$22.828	$23.917	$23.676	$21.022	$16.603	$14.913	$15.457
Accumulation Unit Value at end of period	$46.032	$34.539	$25.990	$28.250	$22.828	$23.917	$23.676	$21.022	$16.603	$14.913
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	5	6	4	2	1	1
APP II-6

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.743	$19.461	$21.010	$16.545	$16.396	$15.596	$14.950	$11.150	$9.710	$9.741
Accumulation Unit Value at end of period	$37.077	$26.743	$19.461	$21.010	$16.545	$16.396	$15.596	$14.950	$11.150	$9.710
Number of Accumulation Units outstanding at end of period (in thousands)	29	28	29	32	33	47	57	100	167	227
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.635	$30.616	$33.403	$26.582	$26.620	$25.588	$24.788	$18.683	$16.440	$16.667
Accumulation Unit Value at end of period	$57.120	$41.635	$30.616	$33.403	$26.582	$26.620	$25.588	$24.788	$18.683	$16.440
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
Invesco Oppenheimer V.I. Global Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.985	$20.765	$24.254	$17.997	$18.234	$17.792	$17.635	$14.047	$11.748	$12.992
Accumulation Unit Value at end of period	$33.969	$26.985	$20.765	$24.254	$17.997	$18.234	$17.792	$17.635	$14.047	$11.748
Number of Accumulation Units outstanding at end of period (in thousands)	757	866	1,034	1,195	1,418	1,664	2,153	2,866	5,003	5,657
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.054	$24.149	$28.503	$21.374	$21.884	$21.579	$21.614	$17.398	$14.704	$16.433
Accumulation Unit Value at end of period	$38.684	$31.054	$24.149	$28.503	$21.374	$21.884	$21.579	$21.614	$17.398	$14.704
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	5	5	8	7	15	5	6
Invesco Oppenheimer V.I. Main Street Fund®
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.443	$20.305	$22.349	$19.383	$17.617	$17.284	$15.837	$12.188	$10.573	$10.729
Accumulation Unit Value at end of period	$29.721	$26.443	$20.305	$22.349	$19.383	$17.617	$17.284	$15.837	$12.188	$10.573
Number of Accumulation Units outstanding at end of period (in thousands)	41	45	51	62	69	85	102	142	196	202
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.105	$25.688	$28.573	$25.042	$23.001	$22.804	$21.115	$16.421	$14.396	$14.762
Accumulation Unit Value at end of period	$36.819	$33.105	$25.688	$28.573	$25.042	$23.001	$22.804	$21.115	$16.421	$14.396
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.156	$22.580	$25.532	$22.673	$19.491	$20.996	$19.022	$13.683	$11.763	$12.189
Accumulation Unit Value at end of period	$33.299	$28.156	$22.580	$25.532	$22.673	$19.491	$20.996	$19.022	$13.683	$11.763
Number of Accumulation Units outstanding at end of period (in thousands)	210	239	267	305	375	454	569	756	1,431	1,698
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.587	$29.651	$33.881	$30.405	$26.413	$28.753	$26.325	$19.136	$16.624	$17.408
Accumulation Unit Value at end of period	$42.819	$36.587	$29.651	$33.881	$30.405	$26.413	$28.753	$26.325	$19.136	$16.624
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	3	3	2	1	1
APP II-7

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.002	$21.091	$24.485	$22.582	$19.826	$22.126	$20.444	$15.441	$13.341	$13.385
Accumulation Unit Value at end of period	$25.925	$26.002	$21.091	$24.485	$22.582	$19.826	$22.126	$20.444	$15.441	$13.341
Number of Accumulation Units outstanding at end of period (in thousands)	40	43	51	61	73	90	115	171	269	286
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.371	$24.894	$29.206	$27.220	$24.150	$27.237	$25.432	$19.410	$16.948	$17.183
Accumulation Unit Value at end of period	$29.965	$30.371	$24.894	$29.206	$27.220	$24.150	$27.237	$25.432	$19.410	$16.948
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	3	1
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.283	$26.947	$31.105	$26.762	$23.140	$24.954	$23.137	$17.253	$14.675	$15.164
Accumulation Unit Value at end of period	$32.544	$33.283	$26.947	$31.105	$26.762	$23.140	$24.954	$23.137	$17.253	$14.675
Number of Accumulation Units outstanding at end of period (in thousands)	127	133	153	181	223	272	332	451	842	1,005
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.820	$24.398	$28.460	$24.744	$21.622	$23.562	$22.077	$16.636	$14.300	$14.933
Accumulation Unit Value at end of period	$28.854	$29.820	$24.398	$28.460	$24.744	$21.622	$23.562	$22.077	$16.636	$14.300
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	3	1
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.660	$9.590	$9.553	$9.609	$9.711	$9.822	$9.934	$9.986	$—	$—
Accumulation Unit Value at end of period	$9.578	$9.660	$9.590	$9.553	$9.609	$9.711	$9.822	$9.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	492	451	516	444	756	774	446	371	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.014	$9.043	$9.103	$9.254	$9.450	$9.660	$9.873	$9.973	$—	$—
Accumulation Unit Value at end of period	$8.844	$9.014	$9.043	$9.103	$9.254	$9.450	$9.660	$9.873	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	6	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.275	$26.960	$31.562	$27.997	$23.713	$24.810	$22.822	$17.258	$15.267	$15.801
Accumulation Unit Value at end of period	$33.503	$33.275	$26.960	$31.562	$27.997	$23.713	$24.810	$22.822	$17.258	$15.267
Number of Accumulation Units outstanding at end of period (in thousands)	94	112	134	160	195	229	289	374	745	827
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.443	$21.651	$25.614	$22.960	$19.653	$20.778	$19.316	$14.760	$13.195	$13.801
Accumulation Unit Value at end of period	$26.346	$26.443	$21.651	$25.614	$22.960	$19.653	$20.778	$19.316	$14.760	$13.195
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	6	2	2	3	1
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.352	$19.054	$20.082	$18.601	$16.780	$17.238	$16.711	$15.627	$14.047	$13.613
Accumulation Unit Value at end of period	$22.650	$21.352	$19.054	$20.082	$18.601	$16.780	$17.238	$16.711	$15.627	$14.047
Number of Accumulation Units outstanding at end of period (in thousands)	258	262	307	342	393	471	585	812	1,190	1,265
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.644	$19.519	$20.789	$19.458	$17.739	$18.415	$18.041	$17.049	$15.487	$15.166
Accumulation Unit Value at end of period	$22.720	$21.644	$19.519	$20.789	$19.458	$17.739	$18.415	$18.041	$17.049	$15.487
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	6	4	1	1	2	4
APP II-8

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Series Fund – Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.032	$22.425	$23.797	$20.207	$17.759	$18.356	$16.647	$13.163	$11.841	$11.954
Accumulation Unit Value at end of period	$31.984	$28.032	$22.425	$23.797	$20.207	$17.759	$18.356	$16.647	$13.163	$11.841
Number of Accumulation Units outstanding at end of period (in thousands)	33	42	47	60	86	56	74	86	101	136
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.119	$24.349	$26.110	$22.406	$19.899	$20.785	$19.049	$15.221	$13.836	$14.117
Accumulation Unit Value at end of period	$34.005	$30.119	$24.349	$26.110	$22.406	$19.899	$20.785	$19.049	$15.221	$13.836
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.417	$21.159	$23.304	$20.940	$18.301	$19.173	$18.102	$13.488	$12.338	$13.068
Accumulation Unit Value at end of period	$25.572	$25.417	$21.159	$23.304	$20.940	$18.301	$19.173	$18.102	$13.488	$12.338
Number of Accumulation Units outstanding at end of period (in thousands)	137	145	166	189	212	258	301	420	254	296
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.401	$22.210	$24.720	$22.447	$19.825	$20.989	$20.026	$15.078	$13.939	$14.919
Accumulation Unit Value at end of period	$26.285	$26.401	$22.210	$24.720	$22.447	$19.825	$20.989	$20.026	$15.078	$13.939
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.972	$17.319	$19.073	$17.016	$14.698	$15.306	$14.382	$10.706	$9.661	$10.406
Accumulation Unit Value at end of period	$21.292	$20.972	$17.319	$19.073	$17.016	$14.698	$15.306	$14.382	$10.706	$9.661
Number of Accumulation Units outstanding at end of period (in thousands)	748	789	935	1,104	1,238	1,547	1,998	2,736	4,139	4,546
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.340	$21.147	$23.534	$21.218	$18.520	$19.491	$18.508	$13.921	$12.696	$13.819
Accumulation Unit Value at end of period	$25.458	$25.340	$21.147	$23.534	$21.218	$18.520	$19.491	$18.508	$13.921	$12.696
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	6	6	6	7	8	16	5	5
Morgan Stanley VIF Discovery Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.479	$27.809	$25.452	$18.576	$20.614	$22.180	$22.031	$16.210	$15.114	$16.471
Accumulation Unit Value at end of period	$95.877	$38.479	$27.809	$25.452	$18.576	$20.614	$22.180	$22.031	$16.210	$15.114
Number of Accumulation Units outstanding at end of period (in thousands)	42	43	59	54	54	65	91	137	252	308
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$43.539	$31.798	$29.409	$21.691	$24.324	$26.450	$26.549	$19.740	$18.599	$20.483
Accumulation Unit Value at end of period	$107.355	$43.539	$31.798	$29.409	$21.691	$24.324	$26.450	$26.549	$19.740	$18.599
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-9

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Morgan Stanley VIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.364	$17.236	$21.138	$15.831	$15.020	$17.016	$18.034	$18.445	$15.570	$19.263
Accumulation Unit Value at end of period	$23.023	$20.364	$17.236	$21.138	$15.831	$15.020	$17.016	$18.034	$18.445	$15.570
Number of Accumulation Units outstanding at end of period (in thousands)	54	57	73	87	89	116	174	242	416	453
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.892	$17.014	$21.086	$15.959	$15.301	$17.517	$18.761	$19.392	$16.541	$20.681
Accumulation Unit Value at end of period	$22.255	$19.892	$17.014	$21.086	$15.959	$15.301	$17.517	$18.761	$19.392	$16.541
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	—	—	—	—
Pioneer Fund VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.652	$2.047	$2.107	$1.757	$1.621	$1.646	$1.503	$1.143	$1.052	$1.115
Accumulation Unit Value at end of period	$3.249	$2.652	$2.047	$2.107	$1.757	$1.621	$1.646	$1.503	$1.143	$1.052
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	9	12
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.397	$23.714	$24.671	$20.781	$19.380	$19.885	$18.349	$14.105	$13.114	$14.044
Accumulation Unit Value at end of period	$36.859	$30.397	$23.714	$24.671	$20.781	$19.380	$19.885	$18.349	$14.105	$13.114
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.780	$25.264	$25.810	$24.372	$23.387	$24.224	$24.420	$22.912	$20.782	$21.710
Accumulation Unit Value at end of period	$27.214	$27.780	$25.264	$25.810	$24.372	$23.387	$24.224	$24.420	$22.912	$20.782
Number of Accumulation Units outstanding at end of period (in thousands)	145	174	200	229	250	302	405	580	903	950
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.357	$18.709	$19.315	$18.432	$17.873	$18.708	$19.058	$18.070	$16.563	$17.486
Accumulation Unit Value at end of period	$19.734	$20.357	$18.709	$19.315	$18.432	$17.873	$18.708	$19.058	$18.070	$16.563
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	1	2	1	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.413	$29.021	$32.080	$27.322	$24.320	$25.373	$22.782	$17.404	$14.757	$14.646
Accumulation Unit Value at end of period	$39.131	$37.413	$29.021	$32.080	$27.322	$24.320	$25.373	$22.782	$17.404	$14.757
Number of Accumulation Units outstanding at end of period (in thousands)	52	59	68	83	67	76	94	140	144	146
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.299	$26.103	$29.159	$25.096	$22.574	$23.800	$21.596	$16.672	$14.285	$14.327
Accumulation Unit Value at end of period	$34.465	$33.299	$26.103	$29.159	$25.096	$22.574	$23.800	$21.596	$16.672	$14.285
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.826	$17.805	$18.595	$16.344	$15.307	$15.661	$14.314	$12.261	$11.021	$10.848
Accumulation Unit Value at end of period	$24.901	$21.826	$17.805	$18.595	$16.344	$15.307	$15.661	$14.314	$12.261	$11.021
Number of Accumulation Units outstanding at end of period (in thousands)	35	36	38	42	38	41	68	74	114	148
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.221	$20.791	$21.943	$19.491	$18.447	$19.073	$17.616	$15.248	$13.851	$13.778
Accumulation Unit Value at end of period	$28.474	$25.221	$20.791	$21.943	$19.491	$18.447	$19.073	$17.616	$15.248	$13.851
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
APP II-10

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$67.870	$58.614	$63.933	$56.072	$53.153	$53.675	$49.620	$42.006	$37.208	$37.797
Accumulation Unit Value at end of period	$75.353	$67.870	$58.614	$63.933	$56.072	$53.153	$53.675	$49.620	$42.006	$37.208
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	21	24	31	34	46	74	77
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.332	$22.108	$24.368	$21.598	$20.689	$21.113	$19.724	$16.874	$15.104	$15.505
Accumulation Unit Value at end of period	$27.831	$25.332	$22.108	$24.368	$21.598	$20.689	$21.113	$19.724	$16.874	$15.104
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.597	$13.757	$13.593	$10.504	$10.149	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.501	$18.597	$13.757	$13.593	$10.504	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	28	38	41	44	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.911	$13.389	$13.369	$10.440	$10.136	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.304	$17.911	$13.389	$13.369	$10.440	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.578	$21.481	$26.865	$21.469	$22.264	$22.489	$24.404	$19.275	$15.993	$19.476
Accumulation Unit Value at end of period	$29.452	$26.578	$21.481	$26.865	$21.469	$22.264	$22.489	$24.404	$19.275	$15.993
Number of Accumulation Units outstanding at end of period (in thousands)	160	175	195	205	244	289	355	439	845	968
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.414	$14.223	$17.976	$14.517	$15.213	$15.530	$17.029	$13.592	$11.397	$14.026
Accumulation Unit Value at end of period	$19.096	$17.414	$14.223	$17.976	$14.517	$15.213	$15.530	$17.029	$13.592	$11.397
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	4	4	4	2	2	1
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.812	$7.415	$9.104	$7.385	$7.389	$7.627	$8.524	$7.056	$5.864	$6.880
Accumulation Unit Value at end of period	$9.055	$8.812	$7.415	$9.104	$7.385	$7.389	$7.627	$8.524	$7.056	$5.864
Number of Accumulation Units outstanding at end of period (in thousands)	158	157	183	194	237	256	307	356	42	33
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.199	$13.774	$17.090	$14.010	$14.166	$14.776	$16.689	$13.959	$11.725	$13.902
Accumulation Unit Value at end of period	$16.471	$16.199	$13.774	$17.090	$14.010	$14.166	$14.776	$16.689	$13.959	$11.725
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.044	$18.477	$20.236	$16.661	$15.041	$15.554	$13.812	$10.340	$8.953	$9.053
Accumulation Unit Value at end of period	$27.887	$24.044	$18.477	$20.236	$16.661	$15.041	$15.554	$13.812	$10.340	$8.953
Number of Accumulation Units outstanding at end of period (in thousands)	112	131	162	194	241	298	399	534	1,107	1,329
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$35.099	$27.257	$30.166	$25.100	$22.898	$23.929	$21.473	$16.245	$14.214	$14.524
Accumulation Unit Value at end of period	$40.284	$35.099	$27.257	$30.166	$25.100	$22.898	$23.929	$21.473	$16.245	$14.214
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	3	4	1	—	—
APP II-11

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$42.744	$34.802	$43.966	$41.229	$32.712	$34.555	$33.794	$24.486	$21.083	$22.385
Accumulation Unit Value at end of period	$43.930	$42.744	$34.802	$43.966	$41.229	$32.712	$34.555	$33.794	$24.486	$21.083
Number of Accumulation Units outstanding at end of period (in thousands)	79	80	86	94	117	138	175	226	484	577
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.498	$24.270	$30.985	$29.362	$23.543	$25.132	$24.838	$18.187	$15.824	$16.979
Accumulation Unit Value at end of period	$30.000	$29.498	$24.270	$30.985	$29.362	$23.543	$25.132	$24.838	$18.187	$15.824
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	2	1
Putnam VT Sustainable Leaders Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.774	$26.539	$27.262	$21.341	$20.028	$20.318	$18.110	$13.427	$11.632	$12.397
Accumulation Unit Value at end of period	$45.531	$35.774	$26.539	$27.262	$21.341	$20.028	$20.318	$18.110	$13.427	$11.632
Number of Accumulation Units outstanding at end of period (in thousands)	47	58	73	86	106	125	153	213	27	29
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.431	$24.312	$25.238	$19.965	$18.935	$19.412	$17.485	$13.100	$11.469	$12.352
Accumulation Unit Value at end of period	$40.845	$32.431	$24.312	$25.238	$19.965	$18.935	$19.412	$17.485	$13.100	$11.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.881	$2.350	$2.562	$2.205	$2.009	$2.190	$2.262	$1.734	$1.430	$1.460
Accumulation Unit Value at end of period	$3.251	$2.881	$2.350	$2.562	$2.205	$2.009	$2.190	$2.262	$1.734	$1.430
Number of Accumulation Units outstanding at end of period (in thousands)	159	213	267	357	433	527	707	508	769	932
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.403	$25.887	$28.511	$24.800	$22.839	$25.149	$26.251	$20.341	$16.956	$17.493
Accumulation Unit Value at end of period	$35.063	$31.403	$25.887	$28.511	$24.800	$22.839	$25.149	$26.251	$20.341	$16.956
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Rational Trend Aggregation VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.215	$2.088	$2.213	$2.275	$2.152	$2.245	$2.062	$1.738	$1.578	$1.490
Accumulation Unit Value at end of period	$2.216	$2.215	$2.088	$2.213	$2.275	$2.152	$2.245	$2.062	$1.738	$1.578
Number of Accumulation Units outstanding at end of period (in thousands)	128	156	187	267	304	371	475	495	588	604
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.761	$19.779	$21.187	$22.008	$21.032	$22.178	$20.580	$17.537	$16.083	$15.355
Accumulation Unit Value at end of period	$20.552	$20.761	$19.779	$21.187	$22.008	$21.032	$22.178	$20.580	$17.537	$16.083
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-12

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Discovery Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$42.987	$31.278	$34.045	$26.669	$25.062	$25.728	$25.934	$18.243	$15.674	$15.788
Accumulation Unit Value at end of period	$69.120	$42.987	$31.278	$34.045	$26.669	$25.062	$25.728	$25.934	$18.243	$15.674
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$46.022	$33.840	$37.221	$29.465	$27.981	$29.029	$29.569	$21.019	$18.250	$18.577
Accumulation Unit Value at end of period	$73.228	$46.022	$33.840	$37.221	$29.465	$27.981	$29.029	$29.569	$21.019	$18.250
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Index Asset Allocation Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.779	$2.339	$2.437	$2.196	$2.063	$2.062	$1.766	$1.494	$1.337	$1.270
Accumulation Unit Value at end of period	$3.203	$2.779	$2.339	$2.437	$2.196	$2.063	$2.062	$1.766	$1.494	$1.337
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.988	$22.109	$23.277	$21.198	$20.126	$20.320	$17.595	$15.034	$13.596	$13.052
Accumulation Unit Value at end of period	$29.640	$25.988	$22.109	$23.277	$21.198	$20.126	$20.320	$17.595	$15.034	$13.596
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.255	$1.975	$2.403	$1.947	$1.908	$1.886	$2.015	$1.699	$1.512	$1.754
Accumulation Unit Value at end of period	$2.339	$2.255	$1.975	$2.403	$1.947	$1.908	$1.886	$2.015	$1.699	$1.512
Number of Accumulation Units outstanding at end of period (in thousands)	68	72	79	88	94	109	173	217	246	253
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.354	$14.474	$17.796	$14.570	$14.425	$14.415	$15.560	$13.262	$11.925	$13.979
Accumulation Unit Value at end of period	$16.780	$16.354	$14.474	$17.796	$14.570	$14.425	$14.415	$15.560	$13.262	$11.925
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.369	$13.462	$16.462	$13.393	$13.116	$13.033	$13.929	$11.789	$10.508	$12.206
Accumulation Unit Value at end of period	$15.943	$15.369	$13.462	$16.462	$13.393	$13.116	$13.033	$13.929	$11.789	$10.508
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.907	$12.310	$15.212	$12.506	$12.377	$12.428	$13.423	$11.481	$10.342	$12.139
Accumulation Unit Value at end of period	$14.275	$13.907	$12.310	$15.212	$12.506	$12.377	$12.428	$13.423	$11.481	$10.342
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Omega Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.298	$2.428	$2.443	$1.832	$1.839	$1.830	$1.779	$1.283	$1.075	$1.149
Accumulation Unit Value at end of period	$4.675	$3.298	$2.428	$2.443	$1.832	$1.839	$1.830	$1.779	$1.283	$1.075
Number of Accumulation Units outstanding at end of period (in thousands)	43	53	56	49	56	84	62	109	95	57
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.847	$34.110	$34.689	$26.276	$26.656	$26.815	$26.334	$19.198	$16.252	$17.554
Accumulation Unit Value at end of period	$64.319	$45.847	$34.110	$34.689	$26.276	$26.656	$26.815	$26.334	$19.198	$16.252
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-13

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Omega Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.438	$26.157	$26.387	$19.831	$19.957	$19.920	$19.401	$14.030	$11.788	$12.624
Accumulation Unit Value at end of period	$50.162	$35.438	$26.157	$26.387	$19.831	$19.957	$19.920	$19.401	$14.030	$11.788
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.091	$23.936	$24.401	$18.532	$18.847	$19.011	$18.711	$13.673	$11.610	$12.564
Accumulation Unit Value at end of period	$44.950	$32.091	$23.936	$24.401	$18.532	$18.847	$19.011	$18.711	$13.673	$11.610
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.015	$19.965	$21.699	$18.182	$16.346	$17.019	$15.552	$12.010	$10.491	$10.000
Accumulation Unit Value at end of period	$31.202	$26.015	$19.965	$21.699	$18.182	$16.346	$17.019	$15.552	$12.010	$10.491
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	6	8	11	11	11
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.834	$18.484	$20.302	$17.190	$15.617	$16.433	$15.174	$11.842	$10.453	$10.000
Accumulation Unit Value at end of period	$28.288	$23.834	$18.484	$20.302	$17.190	$15.617	$16.433	$15.174	$11.842	$10.453
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Opportunity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.534	$23.494	$25.595	$21.497	$19.376	$20.224	$18.527	$14.341	$12.558	$13.445
Accumulation Unit Value at end of period	$36.525	$30.534	$23.494	$25.595	$21.497	$19.376	$20.224	$18.527	$14.341	$12.558
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.405	$29.085	$32.020	$27.177	$24.754	$26.111	$24.172	$18.908	$16.731	$18.103
Accumulation Unit Value at end of period	$44.278	$37.405	$29.085	$32.020	$27.177	$24.754	$26.111	$24.172	$18.908	$16.731
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Small Cap Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.829	$24.079	$24.003	$19.249	$18.012	$18.714	$19.253	$12.935	$12.103	$12.799
Accumulation Unit Value at end of period	$46.620	$29.829	$24.079	$24.003	$19.249	$18.012	$18.714	$19.253	$12.935	$12.103
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	12	16	18	23	27	32	41	54
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.012	$22.034	$22.197	$17.989	$17.010	$17.859	$18.567	$12.606	$11.920	$12.738
Accumulation Unit Value at end of period	$41.776	$27.012	$22.034	$22.197	$17.989	$17.010	$17.859	$18.567	$12.606	$11.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-14

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Small Cap Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.988	$3.232	$3.227	$2.594	$2.435	$2.536	$2.615	$1.761	$1.651	$1.751
Accumulation Unit Value at end of period	$6.221	$3.988	$3.232	$3.227	$2.594	$2.435	$2.536	$2.615	$1.761	$1.651
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.397	$33.899	$34.206	$27.782	$26.358	$27.744	$28.904	$19.667	$18.637	$19.970
Accumulation Unit Value at end of period	$63.897	$41.397	$33.899	$34.206	$27.782	$26.358	$27.744	$28.904	$19.667	$18.637
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date September 18, 2020.

Talcott Resolution Life and Annuity Insurance Company

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.317	$16.531	$17.868	$15.632	$15.140	$15.120	$14.280	$12.423	$11.084	$11.566
Accumulation Unit Value at end of period	$20.863	$19.317	$16.531	$17.868	$15.632	$15.140	$15.120	$14.280	$12.423	$11.084
Number of Accumulation Units outstanding at end of period (in thousands)	146	186	209	276	328	388	612	796	1,368	1,542
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.972	$18.137	$19.810	$17.514	$17.142	$17.300	$16.511	$14.516	$13.088	$13.801
Accumulation Unit Value at end of period	$22.414	$20.972	$18.137	$19.810	$17.514	$17.142	$17.300	$16.511	$14.516	$13.088
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	1	1	1	2	2	—	—
AB VPS Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.072	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.216	$11.072	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	527	536	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.975	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.002	$10.975	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	—	—	—	—	—	—	—	—
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.180	$8.093	$9.936	$7.465	$8.126	$8.403	$8.622	$7.696	$6.756	$8.140
Accumulation Unit Value at end of period	$13.042	$10.180	$8.093	$9.936	$7.465	$8.126	$8.403	$8.622	$7.696	$6.756
Number of Accumulation Units outstanding at end of period (in thousands)	71	92	120	124	125	132	162	186	390	435
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.322	$14.720	$18.262	$13.866	$15.253	$15.939	$16.527	$14.909	$13.225	$16.103
Accumulation Unit Value at end of period	$23.229	$18.322	$14.720	$18.262	$13.866	$15.253	$15.939	$16.527	$14.909	$13.225
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
APP II-15

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.636	$9.212	$12.098	$9.783	$9.976	$9.855	$10.657	$8.784	$7.781	$9.770
Accumulation Unit Value at end of period	$10.746	$10.636	$9.212	$12.098	$9.783	$9.976	$9.855	$10.657	$8.784	$7.781
Number of Accumulation Units outstanding at end of period (in thousands)	951	966	997	1,042	1,254	1,522	1,864	2,196	5,790	6,134
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.093	$12.335	$16.371	$13.378	$13.786	$13.762	$15.040	$12.527	$11.214	$14.229
Accumulation Unit Value at end of period	$14.091	$14.093	$12.335	$16.371	$13.378	$13.786	$13.762	$15.040	$12.527	$11.214
Number of Accumulation Units outstanding at end of period (in thousands)	14	13	15	13	13	14	14	10	5	3
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.547	$22.397	$26.747	$23.975	$19.434	$20.846	$19.356	$14.225	$12.147	$13.446
Accumulation Unit Value at end of period	$27.045	$26.547	$22.397	$26.747	$23.975	$19.434	$20.846	$19.356	$14.225	$12.147
Number of Accumulation Units outstanding at end of period (in thousands)	123	131	153	173	191	211	247	348	524	567
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.902	$28.903	$34.881	$31.597	$25.882	$28.056	$26.325	$19.551	$16.870	$18.873
Accumulation Unit Value at end of period	$34.177	$33.902	$28.903	$34.881	$31.597	$25.882	$28.056	$26.325	$19.551	$16.870
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	3	3	2	1	1
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.600	$8.934	$9.473	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.560	$11.600	$8.934	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	364	386	437	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.370	$8.849	$9.452	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.151	$11.370	$8.849	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	11	—	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.545	$23.537	$25.503	$21.217	$19.923	$20.070	$18.183	$14.046	$12.233	$12.729
Accumulation Unit Value at end of period	$39.325	$30.545	$23.537	$25.503	$21.217	$19.923	$20.070	$18.183	$14.046	$12.233
Number of Accumulation Units outstanding at end of period (in thousands)	1,223	1,447	1,773	2,091	2,467	2,901	3,642	4,959	9,112	10,333
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.809	$26.327	$28.827	$24.236	$22.998	$23.412	$21.435	$16.732	$14.727	$15.486
Accumulation Unit Value at end of period	$43.073	$33.809	$26.327	$28.827	$24.236	$22.998	$23.412	$21.435	$16.732	$14.727
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	19	20	22	25	23	22	12	7
APP II-16

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.441	$17.486	$18.652	$15.277	$15.054	$15.073	$13.779	$10.082	$8.342	$8.679
Accumulation Unit Value at end of period	$29.581	$22.441	$17.486	$18.652	$15.277	$15.054	$15.073	$13.779	$10.082	$8.342
Number of Accumulation Units outstanding at end of period (in thousands)	39	47	51	56	66	70	108	127	128	49
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.069	$29.976	$32.313	$26.746	$26.632	$26.949	$24.895	$18.407	$15.392	$16.182
Accumulation Unit Value at end of period	$49.657	$38.069	$29.976	$32.313	$26.746	$26.632	$26.949	$24.895	$18.407	$15.392
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
Fidelity® VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.173	$17.646	$19.517	$17.525	$15.061	$15.909	$14.836	$11.740	$10.146	$10.196
Accumulation Unit Value at end of period	$23.331	$22.173	$17.646	$19.517	$17.525	$15.061	$15.909	$14.836	$11.740	$10.146
Number of Accumulation Units outstanding at end of period (in thousands)	311	346	403	483	571	678	837	1,096	2,371	2,702
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.969	$23.298	$26.040	$23.629	$20.521	$21.906	$20.643	$16.508	$14.416	$14.641
Accumulation Unit Value at end of period	$30.164	$28.969	$23.298	$26.040	$23.629	$20.521	$21.906	$20.643	$16.508	$14.416
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	4	4	4	4	7	1	—
Fidelity® VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.169	$25.799	$26.211	$19.666	$19.785	$18.721	$17.059	$12.689	$11.219	$11.353
Accumulation Unit Value at end of period	$48.489	$34.169	$25.799	$26.211	$19.666	$19.785	$18.721	$17.059	$12.689	$11.219
Number of Accumulation Units outstanding at end of period (in thousands)	150	152	176	204	225	276	337	415	892	957
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.852	$31.933	$32.786	$24.859	$25.273	$24.167	$22.254	$16.727	$14.946	$15.284
Accumulation Unit Value at end of period	$58.773	$41.852	$31.933	$32.786	$24.859	$25.273	$24.167	$22.254	$16.727	$14.946
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.538	$22.616	$26.843	$22.527	$20.360	$20.937	$19.974	$14.871	$13.131	$14.900
Accumulation Unit Value at end of period	$32.087	$27.538	$22.616	$26.843	$22.527	$20.360	$20.937	$19.974	$14.871	$13.131
Number of Accumulation Units outstanding at end of period (in thousands)	355	402	486	548	637	760	946	1,200	2,109	2,353
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.357	$25.194	$30.219	$25.628	$23.407	$24.324	$23.450	$17.643	$15.743	$18.053
Accumulation Unit Value at end of period	$35.002	$30.357	$25.194	$30.219	$25.628	$23.407	$24.324	$23.450	$17.643	$15.743
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	4	4	4	3	2	3
APP II-17

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.486	$17.717	$21.723	$18.452	$17.082	$17.849	$16.951	$13.172	$10.486	$11.661
Accumulation Unit Value at end of period	$25.080	$23.486	$17.717	$21.723	$18.452	$17.082	$17.849	$16.951	$13.172	$10.486
Number of Accumulation Units outstanding at end of period (in thousands)	37	42	46	52	56	72	95	124	245	258
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.405	$28.514	$35.331	$30.328	$28.372	$29.959	$28.753	$22.578	$18.164	$20.413
Accumulation Unit Value at end of period	$39.526	$37.405	$28.514	$35.331	$30.328	$28.372	$29.959	$28.753	$22.578	$18.164
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	1
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.373	$1.955	$2.087	$1.826	$1.742	$1.759	$1.621	$1.353	$1.222	$1.213
Accumulation Unit Value at end of period	$2.619	$2.373	$1.955	$2.087	$1.826	$1.742	$1.759	$1.621	$1.353	$1.222
Number of Accumulation Units outstanding at end of period (in thousands)	2,951	3,168	3,451	3,868	4,374	4,846	5,748	5,972	9,607	9,571
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.775	$21.457	$23.147	$20.471	$19.735	$20.138	$18.750	$15.816	$14.432	$14.485
Accumulation Unit Value at end of period	$28.143	$25.775	$21.457	$23.147	$20.471	$19.735	$20.138	$18.750	$15.816	$14.432
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	1	1	1	1	1	2	3	3
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.515	$21.201	$23.050	$19.090	$18.300	$18.326	$17.275	$12.565	$10.740	$12.264
Accumulation Unit Value at end of period	$33.161	$27.515	$21.201	$23.050	$19.090	$18.300	$18.326	$17.275	$12.565	$10.740
Number of Accumulation Units outstanding at end of period (in thousands)	338	397	475	561	671	840	1,017	1,411	1,618	1,864
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.621	$26.958	$29.619	$24.789	$24.014	$24.302	$23.151	$17.016	$14.699	$16.960
Accumulation Unit Value at end of period	$41.290	$34.621	$26.958	$29.619	$24.789	$24.014	$24.302	$23.151	$17.016	$14.699
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	6	8	6	5	4	6
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.342	$2.521	$2.602	$2.159	$2.065	$1.955	$1.702	$1.268	$1.090	$1.090
Accumulation Unit Value at end of period	$3.900	$3.342	$2.521	$2.602	$2.159	$2.065	$1.955	$1.702	$1.268	$1.090
Number of Accumulation Units outstanding at end of period (in thousands)	12,957	7,283	8,996	11,187	13,253	16,491	20,994	29,433	55,272	67,857
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$39.876	$30.392	$31.700	$26.579	$25.691	$24.582	$21.629	$16.279	$14.148	$14.298
Accumulation Unit Value at end of period	$46.045	$39.876	$30.392	$31.700	$26.579	$25.691	$24.582	$21.629	$16.279	$14.148
Number of Accumulation Units outstanding at end of period (in thousands)	21	11	15	15	16	16	21	26	9	1
APP II-18

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.076	$3.206	$3.425	$2.927	$2.578	$2.638	$2.362	$1.811	$1.613	$1.610
Accumulation Unit Value at end of period	$4.342	$4.076	$3.206	$3.425	$2.927	$2.578	$2.638	$2.362	$1.811	$1.613
Number of Accumulation Units outstanding at end of period (in thousands)	13,294	11,191	13,162	15,397	18,184	21,845	26,766	36,159	65,635	73,358
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.167	$25.568	$27.606	$23.843	$21.215	$21.941	$19.855	$15.385	$13.845	$13.970
Accumulation Unit Value at end of period	$33.911	$32.167	$25.568	$27.606	$23.843	$21.215	$21.941	$19.855	$15.385	$13.845
Number of Accumulation Units outstanding at end of period (in thousands)	26	24	25	22	24	24	28	36	15	9
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.136	$1.709	$2.127	$1.718	$1.716	$1.704	$1.793	$1.492	$1.256	$1.477
Accumulation Unit Value at end of period	$2.543	$2.136	$1.709	$2.127	$1.718	$1.716	$1.704	$1.793	$1.492	$1.256
Number of Accumulation Units outstanding at end of period (in thousands)	8,042	9,415	11,090	11,696	14,100	16,090	19,780	25,141	27,468	31,362
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.578	$16.639	$20.934	$17.085	$17.248	$17.307	$18.405	$15.479	$13.164	$15.643
Accumulation Unit Value at end of period	$24.247	$20.578	$16.639	$20.934	$17.085	$17.248	$17.307	$18.405	$15.479	$13.164
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	10	16	16	12	11	7	7

APP II-19

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford MidCap HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.996	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	221	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.948	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.118	$3.067	$3.514	$2.960	$2.665	$2.710	$2.590	$1.809	$1.559	$1.554
Accumulation Unit Value at end of period	$5.422	$4.118	$3.067	$3.514	$2.960	$2.665	$2.710	$2.590	$1.809	$1.559
Number of Accumulation Units outstanding at end of period (in thousands)	896	1,005	1,202	1,341	1,510	1,727	2,184	3,062	5,286	5,605
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.405	$34.175	$39.565	$33.683	$30.641	$31.495	$30.420	$21.465	$18.691	$18.839
Accumulation Unit Value at end of period	$59.163	$45.405	$34.175	$39.565	$33.683	$30.641	$31.495	$30.420	$21.465	$18.691
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	2	2	7	12	3	1
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.962	$2.926	$3.090	$2.474	$2.452	$2.703	$2.553	$1.789	$1.565	$1.638
Accumulation Unit Value at end of period	$6.092	$3.962	$2.926	$3.090	$2.474	$2.452	$2.703	$2.553	$1.789	$1.565
Number of Accumulation Units outstanding at end of period (in thousands)	1,436	1,963	2,385	2,849	3,421	3,955	4,562	5,897	8,731	9,904
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$35.346	$26.374	$28.153	$22.775	$22.815	$25.409	$24.259	$17.176	$15.183	$16.061
Accumulation Unit Value at end of period	$53.774	$35.346	$26.374	$28.153	$22.775	$22.815	$25.409	$24.259	$17.176	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	1	2	2	2	1	2
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.615	$2.016	$2.042	$1.724	$1.623	$1.598	$1.453	$1.111	$0.983	$1.005
Accumulation Unit Value at end of period	$2.898	$2.615	$2.016	$2.042	$1.724	$1.623	$1.598	$1.453	$1.111	$0.983
Number of Accumulation Units outstanding at end of period (in thousands)	1,814	2,022	2,086	2,353	2,771	2,611	3,077	3,848	6,725	7,554
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.043	$29.637	$30.340	$25.878	$24.627	$24.503	$22.504	$17.395	$15.545	$16.067
Accumulation Unit Value at end of period	$41.710	$38.043	$29.637	$30.340	$25.878	$24.627	$24.503	$22.504	$17.395	$15.545
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.242	$2.050	$2.090	$2.011	$1.947	$1.981	$1.892	$1.941	$1.825	$1.726
Accumulation Unit Value at end of period	$2.417	$2.242	$2.050	$2.090	$2.011	$1.947	$1.981	$1.892	$1.941	$1.825
Number of Accumulation Units outstanding at end of period (in thousands)	46,062	46,958	50,877	61,424	65,183	73,866	90,796	120,790	88,704	92,680
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.348	$13.255	$13.660	$13.279	$12.991	$13.358	$12.896	$13.365	$12.705	$12.139
Accumulation Unit Value at end of period	$15.303	$14.348	$13.255	$13.660	$13.279	$12.991	$13.358	$12.896	$13.365	$12.705
Number of Accumulation Units outstanding at end of period (in thousands)	30	25	31	31	38	41	36	44	17	13
APP II-20

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.127	$1.109	$1.104	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157	$1.171
Accumulation Unit Value at end of period	$1.130	$1.127	$1.109	$1.104	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157
Number of Accumulation Units outstanding at end of period (in thousands)	18,870	6,335	7,274	7,439	8,690	9,441	12,396	20,661	31,045	38,170
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.372	$8.324	$8.378	$8.478	$8.584	$8.764	$8.950	$9.149	$9.352	$9.560
Accumulation Unit Value at end of period	$8.307	$8.372	$8.324	$8.378	$8.478	$8.584	$8.764	$8.950	$9.149	$9.352
Number of Accumulation Units outstanding at end of period (in thousands)	24	6	6	5	1	1	2	3	21	6
Invesco Oppenheimer V.I. Capital Appreciation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.688	$19.128	$20.575	$16.452	$17.057	$16.708	$14.681	$11.474	$10.198	$10.460
Accumulation Unit Value at end of period	$34.597	$25.688	$19.128	$20.575	$16.452	$17.057	$16.708	$14.681	$11.474	$10.198
Number of Accumulation Units outstanding at end of period (in thousands)	180	233	267	322	383	479	606	823	2,064	2,416
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.539	$25.990	$28.250	$22.828	$23.917	$23.676	$21.022	$16.603	$14.913	$15.457
Accumulation Unit Value at end of period	$46.032	$34.539	$25.990	$28.250	$22.828	$23.917	$23.676	$21.022	$16.603	$14.913
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	4	4	5	7	2	2
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.743	$19.461	$21.010	$16.545	$16.396	$15.596	$14.950	$11.150	$9.710	$9.741
Accumulation Unit Value at end of period	$37.077	$26.743	$19.461	$21.010	$16.545	$16.396	$15.596	$14.950	$11.150	$9.710
Number of Accumulation Units outstanding at end of period (in thousands)	39	45	62	70	82	99	99	102	216	212
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.635	$30.616	$33.403	$26.582	$26.620	$25.588	$24.788	$18.683	$16.440	$16.667
Accumulation Unit Value at end of period	$57.120	$41.635	$30.616	$33.403	$26.582	$26.620	$25.588	$24.788	$18.683	$16.440
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Invesco Oppenheimer V.I. Global Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.985	$20.765	$24.254	$17.997	$18.234	$17.792	$17.635	$14.047	$11.748	$12.992
Accumulation Unit Value at end of period	$33.969	$26.985	$20.765	$24.254	$17.997	$18.234	$17.792	$17.635	$14.047	$11.748
Number of Accumulation Units outstanding at end of period (in thousands)	795	918	1,124	1,273	1,636	1,849	2,339	3,121	5,505	6,268
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.054	$24.149	$28.503	$21.374	$21.884	$21.579	$21.614	$17.398	$14.704	$16.433
Accumulation Unit Value at end of period	$38.684	$31.054	$24.149	$28.503	$21.374	$21.884	$21.579	$21.614	$17.398	$14.704
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	9	10	10	9	11	4	5
APP II-21

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Main Street Fund®
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.443	$20.305	$22.349	$19.383	$17.617	$17.284	$15.837	$12.188	$10.573	$10.729
Accumulation Unit Value at end of period	$29.721	$26.443	$20.305	$22.349	$19.383	$17.617	$17.284	$15.837	$12.188	$10.573
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	46	51	60	89	109	173	256	267
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.105	$25.688	$28.573	$25.042	$23.001	$22.804	$21.115	$16.421	$14.396	$14.762
Accumulation Unit Value at end of period	$36.819	$33.105	$25.688	$28.573	$25.042	$23.001	$22.804	$21.115	$16.421	$14.396
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.156	$22.580	$25.532	$22.673	$19.491	$20.996	$19.022	$13.683	$11.763	$12.189
Accumulation Unit Value at end of period	$33.299	$28.156	$22.580	$25.532	$22.673	$19.491	$20.996	$19.022	$13.683	$11.763
Number of Accumulation Units outstanding at end of period (in thousands)	290	334	372	434	530	686	858	1,079	2,433	2,891
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.587	$29.651	$33.881	$30.405	$26.413	$28.753	$26.325	$19.136	$16.624	$17.408
Accumulation Unit Value at end of period	$42.819	$36.587	$29.651	$33.881	$30.405	$26.413	$28.753	$26.325	$19.136	$16.624
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	6	7	6	6	5	2
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.002	$21.091	$24.485	$22.582	$19.826	$22.126	$20.444	$15.441	$13.341	$13.385
Accumulation Unit Value at end of period	$25.925	$26.002	$21.091	$24.485	$22.582	$19.826	$22.126	$20.444	$15.441	$13.341
Number of Accumulation Units outstanding at end of period (in thousands)	68	71	74	85	98	103	139	169	316	326
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.371	$24.894	$29.206	$27.220	$24.150	$27.237	$25.432	$19.410	$16.948	$17.183
Accumulation Unit Value at end of period	$29.965	$30.371	$24.894	$29.206	$27.220	$24.150	$27.237	$25.432	$19.410	$16.948
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.283	$26.947	$31.105	$26.762	$23.140	$24.954	$23.137	$17.253	$14.675	$15.164
Accumulation Unit Value at end of period	$32.544	$33.283	$26.947	$31.105	$26.762	$23.140	$24.954	$23.137	$17.253	$14.675
Number of Accumulation Units outstanding at end of period (in thousands)	162	171	183	222	264	331	410	563	1,126	1,336
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.820	$24.398	$28.460	$24.744	$21.622	$23.562	$22.077	$16.636	$14.300	$14.933
Accumulation Unit Value at end of period	$28.854	$29.820	$24.398	$28.460	$24.744	$21.622	$23.562	$22.077	$16.636	$14.300
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	6	6	6	2	1	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.660	$9.590	$9.553	$9.609	$9.711	$9.822	$9.934	$9.986	$—	$—
Accumulation Unit Value at end of period	$9.578	$9.660	$9.590	$9.553	$9.609	$9.711	$9.822	$9.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,154	1,214	1,119	1,130	1,199	1,101	1,086	1,381	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.014	$9.043	$9.103	$9.254	$9.450	$9.660	$9.873	$9.973	$—	$—
Accumulation Unit Value at end of period	$8.844	$9.014	$9.043	$9.103	$9.254	$9.450	$9.660	$9.873	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-22

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.275	$26.960	$31.562	$27.997	$23.713	$24.810	$22.822	$17.258	$15.267	$15.801
Accumulation Unit Value at end of period	$33.503	$33.275	$26.960	$31.562	$27.997	$23.713	$24.810	$22.822	$17.258	$15.267
Number of Accumulation Units outstanding at end of period (in thousands)	136	146	159	175	211	244	312	394	798	892
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.443	$21.651	$25.614	$22.960	$19.653	$20.778	$19.316	$14.760	$13.195	$13.801
Accumulation Unit Value at end of period	$26.346	$26.443	$21.651	$25.614	$22.960	$19.653	$20.778	$19.316	$14.760	$13.195
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	4	4	3	2	—
Lord Abbett Bond-Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.352	$19.054	$20.082	$18.601	$16.780	$17.238	$16.711	$15.627	$14.047	$13.613
Accumulation Unit Value at end of period	$22.650	$21.352	$19.054	$20.082	$18.601	$16.780	$17.238	$16.711	$15.627	$14.047
Number of Accumulation Units outstanding at end of period (in thousands)	323	354	387	499	559	737	875	1,128	2,174	2,047
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.644	$19.519	$20.789	$19.458	$17.739	$18.415	$18.041	$17.049	$15.487	$15.166
Accumulation Unit Value at end of period	$22.720	$21.644	$19.519	$20.789	$19.458	$17.739	$18.415	$18.041	$17.049	$15.487
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	5	4	4	1	1	4
Lord Abbett Series Fund - Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.032	$22.425	$23.797	$20.207	$17.759	$18.356	$16.647	$13.163	$11.841	$11.954
Accumulation Unit Value at end of period	$31.984	$28.032	$22.425	$23.797	$20.207	$17.759	$18.356	$16.647	$13.163	$11.841
Number of Accumulation Units outstanding at end of period (in thousands)	66	74	90	107	149	143	180	238	320	348
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.119	$24.349	$26.110	$22.406	$19.899	$20.785	$19.049	$15.221	$13.836	$14.117
Accumulation Unit Value at end of period	$34.005	$30.119	$24.349	$26.110	$22.406	$19.899	$20.785	$19.049	$15.221	$13.836
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	—
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.417	$21.159	$23.304	$20.940	$18.301	$19.173	$18.102	$13.488	$12.338	$13.068
Accumulation Unit Value at end of period	$25.572	$25.417	$21.159	$23.304	$20.940	$18.301	$19.173	$18.102	$13.488	$12.338
Number of Accumulation Units outstanding at end of period (in thousands)	271	271	321	389	459	552	633	872	521	569
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.401	$22.210	$24.720	$22.447	$19.825	$20.989	$20.026	$15.078	$13.939	$14.919
Accumulation Unit Value at end of period	$26.285	$26.401	$22.210	$24.720	$22.447	$19.825	$20.989	$20.026	$15.078	$13.939
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	4	4	4	3	2	—
APP II-23

	As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.972	$17.319	$19.073	$17.016	$14.698	$15.306	$14.382	$10.706	$9.661	$10.406
Accumulation Unit Value at end of period	$21.292	$20.972	$17.319	$19.073	$17.016	$14.698	$15.306	$14.382	$10.706	$9.661
Number of Accumulation Units outstanding at end of period (in thousands)	860	901	1,070	1,272	1,496	1,851	2,326	3,215	5,060	5,729
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.340	$21.147	$23.534	$21.218	$18.520	$19.491	$18.508	$13.921	$12.696	$13.819
Accumulation Unit Value at end of period	$25.458	$25.340	$21.147	$23.534	$21.218	$18.520	$19.491	$18.508	$13.921	$12.696
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	9	7	7	7	7	11	2	1
Morgan Stanley VIF Discovery Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.479	$27.809	$25.452	$18.576	$20.614	$22.180	$22.031	$16.210	$15.114	$16.471
Accumulation Unit Value at end of period	$95.877	$38.479	$27.809	$25.452	$18.576	$20.614	$22.180	$22.031	$16.210	$15.114
Number of Accumulation Units outstanding at end of period (in thousands)	51	54	60	58	67	81	114	156	343	413
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$43.539	$31.798	$29.409	$21.691	$24.324	$26.450	$26.549	$19.740	$18.599	$20.483
Accumulation Unit Value at end of period	$107.355	$43.539	$31.798	$29.409	$21.691	$24.324	$26.450	$26.549	$19.740	$18.599
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
Morgan Stanley VIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.364	$17.236	$21.138	$15.831	$15.020	$17.016	$18.034	$18.445	$15.570	$19.263
Accumulation Unit Value at end of period	$23.023	$20.364	$17.236	$21.138	$15.831	$15.020	$17.016	$18.034	$18.445	$15.570
Number of Accumulation Units outstanding at end of period (in thousands)	113	123	146	157	185	212	280	360	725	806
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.892	$17.014	$21.086	$15.959	$15.301	$17.517	$18.761	$19.392	$16.541	$20.681
Accumulation Unit Value at end of period	$22.255	$19.892	$17.014	$21.086	$15.959	$15.301	$17.517	$18.761	$19.392	$16.541
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	3	2	2	2	2	1
APP II-24

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.780	$25.264	$25.810	$24.372	$23.387	$24.224	$24.420	$22.912	$20.782	$21.710
Accumulation Unit Value at end of period	$27.214	$27.780	$25.264	$25.810	$24.372	$23.387	$24.224	$24.420	$22.912	$20.782
Number of Accumulation Units outstanding at end of period (in thousands)	125	141	151	167	174	215	297	459	981	1,048
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.357	$18.709	$19.315	$18.432	$17.873	$18.708	$19.058	$18.070	$16.563	$17.486
Accumulation Unit Value at end of period	$19.734	$20.357	$18.709	$19.315	$18.432	$17.873	$18.708	$19.058	$18.070	$16.563
Number of Accumulation Units outstanding at end of period (in thousands)	6	4	5	4	5	5	6	6	4	5
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.413	$29.021	$32.080	$27.322	$24.320	$25.373	$22.782	$17.404	$14.757	$14.646
Accumulation Unit Value at end of period	$39.131	$37.413	$29.021	$32.080	$27.322	$24.320	$25.373	$22.782	$17.404	$14.757
Number of Accumulation Units outstanding at end of period (in thousands)	110	126	143	168	144	165	206	288	293	248
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.299	$26.103	$29.159	$25.096	$22.574	$23.800	$21.596	$16.672	$14.285	$14.327
Accumulation Unit Value at end of period	$34.465	$33.299	$26.103	$29.159	$25.096	$22.574	$23.800	$21.596	$16.672	$14.285
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	3
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.826	$17.805	$18.595	$16.344	$15.307	$15.661	$14.314	$12.261	$11.021	$10.848
Accumulation Unit Value at end of period	$24.901	$21.826	$17.805	$18.595	$16.344	$15.307	$15.661	$14.314	$12.261	$11.021
Number of Accumulation Units outstanding at end of period (in thousands)	35	35	39	59	64	70	80	79	270	257
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.221	$20.791	$21.943	$19.491	$18.447	$19.073	$17.616	$15.248	$13.851	$13.778
Accumulation Unit Value at end of period	$28.474	$25.221	$20.791	$21.943	$19.491	$18.447	$19.073	$17.616	$15.248	$13.851
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$67.870	$58.614	$63.933	$56.072	$53.153	$53.675	$49.620	$42.006	$37.208	$37.797
Accumulation Unit Value at end of period	$75.353	$67.870	$58.614	$63.933	$56.072	$53.153	$53.675	$49.620	$42.006	$37.208
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	18	19	22	31	43	64	118	105
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.332	$22.108	$24.368	$21.598	$20.689	$21.113	$19.724	$16.874	$15.104	$15.505
Accumulation Unit Value at end of period	$27.831	$25.332	$22.108	$24.368	$21.598	$20.689	$21.113	$19.724	$16.874	$15.104
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.597	$13.757	$13.593	$10.504	$10.149	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.501	$18.597	$13.757	$13.593	$10.504	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	59	68	99	100	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.911	$13.389	$13.369	$10.440	$10.136	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.304	$17.911	$13.389	$13.369	$10.440	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
APP II-25

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.578	$21.481	$26.865	$21.469	$22.264	$22.489	$24.404	$19.275	$15.993	$19.476
Accumulation Unit Value at end of period	$29.452	$26.578	$21.481	$26.865	$21.469	$22.264	$22.489	$24.404	$19.275	$15.993
Number of Accumulation Units outstanding at end of period (in thousands)	203	229	255	268	323	401	478	551	1,350	1,558
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.414	$14.223	$17.976	$14.517	$15.213	$15.530	$17.029	$13.592	$11.397	$14.026
Accumulation Unit Value at end of period	$19.096	$17.414	$14.223	$17.976	$14.517	$15.213	$15.530	$17.029	$13.592	$11.397
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	8	8	8	7	5	2	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.812	$7.415	$9.104	$7.385	$7.389	$7.627	$8.524	$7.056	$5.864	$6.880
Accumulation Unit Value at end of period	$9.055	$8.812	$7.415	$9.104	$7.385	$7.389	$7.627	$8.524	$7.056	$5.864
Number of Accumulation Units outstanding at end of period (in thousands)	391	400	474	477	571	576	645	754	73	52
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.199	$13.774	$17.090	$14.010	$14.166	$14.776	$16.689	$13.959	$11.725	$13.902
Accumulation Unit Value at end of period	$16.471	$16.199	$13.774	$17.090	$14.010	$14.166	$14.776	$16.689	$13.959	$11.725
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.044	$18.477	$20.236	$16.661	$15.041	$15.554	$13.812	$10.340	$8.953	$9.053
Accumulation Unit Value at end of period	$27.887	$24.044	$18.477	$20.236	$16.661	$15.041	$15.554	$13.812	$10.340	$8.953
Number of Accumulation Units outstanding at end of period (in thousands)	167	193	216	268	335	413	528	690	1,963	2,374
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$35.099	$27.257	$30.166	$25.100	$22.898	$23.929	$21.473	$16.245	$14.214	$14.524
Accumulation Unit Value at end of period	$40.284	$35.099	$27.257	$30.166	$25.100	$22.898	$23.929	$21.473	$16.245	$14.214
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	—	1	1	2	1	2
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$42.744	$34.802	$43.966	$41.229	$32.712	$34.555	$33.794	$24.486	$21.083	$22.385
Accumulation Unit Value at end of period	$43.930	$42.744	$34.802	$43.966	$41.229	$32.712	$34.555	$33.794	$24.486	$21.083
Number of Accumulation Units outstanding at end of period (in thousands)	93	94	102	112	133	165	216	269	713	854
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.498	$24.270	$30.985	$29.362	$23.543	$25.132	$24.838	$18.187	$15.824	$16.979
Accumulation Unit Value at end of period	$30.000	$29.498	$24.270	$30.985	$29.362	$23.543	$25.132	$24.838	$18.187	$15.824
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	—	—
Putnam VT Sustainable Leaders Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.774	$26.539	$27.262	$21.341	$20.028	$20.318	$18.110	$13.427	$11.632	$12.397
Accumulation Unit Value at end of period	$45.531	$35.774	$26.539	$27.262	$21.341	$20.028	$20.318	$18.110	$13.427	$11.632
Number of Accumulation Units outstanding at end of period (in thousands)	96	118	153	183	228	266	303	444	43	45
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.431	$24.312	$25.238	$19.965	$18.935	$19.412	$17.485	$13.100	$11.469	$12.352
Accumulation Unit Value at end of period	$40.845	$32.431	$24.312	$25.238	$19.965	$18.935	$19.412	$17.485	$13.100	$11.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	2	—	—	—	—
APP II-26

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Discovery Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$42.987	$31.278	$34.045	$26.669	$25.062	$25.728	$25.934	$18.243	$15.674	$15.788
Accumulation Unit Value at end of period	$69.120	$42.987	$31.278	$34.045	$26.669	$25.062	$25.728	$25.934	$18.243	$15.674
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	4	5	8	8	8	11
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$46.022	$33.840	$37.221	$29.465	$27.981	$29.029	$29.569	$21.019	$18.250	$18.577
Accumulation Unit Value at end of period	$73.228	$46.022	$33.840	$37.221	$29.465	$27.981	$29.029	$29.569	$21.019	$18.250
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Index Asset Allocation Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.779	$2.339	$2.437	$2.196	$2.063	$2.062	$1.766	$1.494	$1.337	$1.270
Accumulation Unit Value at end of period	$3.203	$2.779	$2.339	$2.437	$2.196	$2.063	$2.062	$1.766	$1.494	$1.337
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	27	30	48	50	53	54	56	50
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.988	$22.109	$23.277	$21.198	$20.126	$20.320	$17.595	$15.034	$13.596	$13.052
Accumulation Unit Value at end of period	$29.640	$25.988	$22.109	$23.277	$21.198	$20.126	$20.320	$17.595	$15.034	$13.596
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.369	$13.462	$16.462	$13.393	$13.116	$13.033	$13.929	$11.789	$10.508	$12.206
Accumulation Unit Value at end of period	$15.943	$15.369	$13.462	$16.462	$13.393	$13.116	$13.033	$13.929	$11.789	$10.508
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	2	2	2	2	2	2	2	2
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.907	$12.310	$15.212	$12.506	$12.377	$12.428	$13.423	$11.481	$10.342	$12.139
Accumulation Unit Value at end of period	$14.275	$13.907	$12.310	$15.212	$12.506	$12.377	$12.428	$13.423	$11.481	$10.342
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Omega Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.438	$26.157	$26.387	$19.831	$19.957	$19.920	$19.401	$14.030	$11.788	$12.624
Accumulation Unit Value at end of period	$50.162	$35.438	$26.157	$26.387	$19.831	$19.957	$19.920	$19.401	$14.030	$11.788
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	10	17	21	30	40	55	66	66
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.091	$23.936	$24.401	$18.532	$18.847	$19.011	$18.711	$13.673	$11.610	$12.564
Accumulation Unit Value at end of period	$44.950	$32.091	$23.936	$24.401	$18.532	$18.847	$19.011	$18.711	$13.673	$11.610
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP II-27

		As of December 31,
Sub-Account	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.534	$23.494	$25.595	$21.497	$19.376	$20.224	$18.527	$14.341	$12.558	$13.445
Accumulation Unit Value at end of period	$36.525	$30.534	$23.494	$25.595	$21.497	$19.376	$20.224	$18.527	$14.341	$12.558
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	3	6	7	9	10
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.405	$29.085	$32.020	$27.177	$24.754	$26.111	$24.172	$18.908	$16.731	$18.103
Accumulation Unit Value at end of period	$44.278	$37.405	$29.085	$32.020	$27.177	$24.754	$26.111	$24.172	$18.908	$16.731
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Small Cap Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.988	$3.232	$3.227	$2.594	$2.435	$2.536	$2.615	$1.761	$1.651	$1.751
Accumulation Unit Value at end of period	$6.221	$3.988	$3.232	$3.227	$2.594	$2.435	$2.536	$2.615	$1.761	$1.651
Number of Accumulation Units outstanding at end of period (in thousands)	61	85	91	120	156	243	323	333	416	485
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.397	$33.899	$34.206	$27.782	$26.358	$27.744	$28.904	$19.667	$18.637	$19.970
Accumulation Unit Value at end of period	$63.897	$41.397	$33.899	$34.206	$27.782	$26.358	$27.744	$28.904	$19.667	$18.637
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date September 18, 2020.
APP II-28

APPENDIX A - PRODUCT COMPARISON INFORMATION
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we offered generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Not all forms of contracts were offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus. Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your investment professional can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Talcott Resolution Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.
I. Key Differences

Contract	Access	Core		Outlook		Plus
Minimum Initial Premium Qualified Contract = Q Non-Qualified Contract = NQ	Q: $10,000 NQ:$2,000	Q: $1,000 NQ:$1,000		Q: $10,000 NQ:$2,000		Q: $10,000 NQ:$2,000
Sales Charge	NONE	YEAR 1 2 3 4 5 6 7 8+	CDSC (2) 7% 7% 7% 6% 5% 4% 3% 0%	YEAR 1 2 3 4 5+	CDSC (2) 7% 6% 5% 4% 0%	YEAR 1 2 3 4 5 6 7 8 9+	CDSC (2) 8% 8% 8% 8% 7% 6% 5% 4% 0%
Mortality and Expense Risk Charge (1)	1.45%	0.95%		1.40%		1.40%
Payment Enhancement	NO	NO		NO		YES (3)
Maximum Up-front Commission	2%	7%		5.75%		6.5%
Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.
(1)Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.
(2)We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:
◦Cancel your Contract during any “Free Look” period.
◦Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.
◦Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

APP A-1

The following Surrenders are NOT subject to a CDSC:
•Annual Withdrawal Amount - Each Premium Payment has its own schedule of CDSCs; however, in any contract year you may be able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a CDSC.
Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your CDSC schedule.
•If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:
◦facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;
◦facility certified as a hospital or long-term care facility; or
◦nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
•Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.
For this waiver to apply, you must:
• have owned the Contract continuously since it was issued,
• provide written proof of your eligibility satisfactory to us, and
• request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.
• Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.
• Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
• For Required Minimum Distributions - This allows Annuitants who are subject to Required Minimum Distributions, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.
• For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 591⁄2.
• Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period
II. Investment Options

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	The Director M, Director M Platinum, Fifth Third Director M, Classic Director M, First Horizon Director M and Director M Ultra	APP A-3
2.	AmSouth Variable Annuity M	APP A-7
3.	The Director M Select	APP A-11
4.	The Huntington Director M	APP A-15
5.	Wells Fargo Director M	APP A-19

APP A-2

1.The Director M, Director M Platinum, Fifth Third Director M, Classic Director M, First Horizon Director M and Director M Ultra:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Growth and Income Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Capital Appreciation Fund - Series II (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Global Fund - Series II (formerly Invesco Oppenheimer V.I. Global Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Small Cap Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
APP A-3

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Growth Portfolio - Service Class 2	Seeks to achieve capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
APP A-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund)	Seeks capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Seeks long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Equity Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Seeks capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
APP A-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT Multi-Cap Core Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IB	Seeks long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-6

2.AmSouth Variable Annuity M:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Growth and Income Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Capital Appreciation Fund - Series II (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Invesco V.I. Global Fund - Series II (formerly Invesco Oppenheimer V.I. Global Fund)	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Invesco V.I. Main Street Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Fund)	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Invesco V.I. Main Street Small Cap Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
APP A-7

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Growth Portfolio - Service Class 2	Seeks to achieve capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
APP A-8

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio - Class II	Seeks reasonable income and capital growth	Amundi Asset Management US, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund)	Seeks capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Seeks long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Equity Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
APP A-9

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT International Value Fund - Class IB	Seeks capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Multi-Cap Core Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IB	Seeks long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-10

3.The Director M Select:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Growth and Income Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Capital Appreciation Fund - Series II (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Global Fund - Series II (formerly Invesco Oppenheimer V.I. Global Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Small Cap Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
APP A-11

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Growth Portfolio - Service Class 2	Seeks to achieve capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
APP A-12

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund)	Seeks capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Seeks long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Equity Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Seeks capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
APP A-13

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT Multi-Cap Core Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IB	Seeks long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Wells Fargo Variable Trust Funds
Wells Fargo VT International Equity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.
APP A-14

4.The Huntington Director M:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Growth and Income Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Capital Appreciation Fund - Series II (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Global Fund - Series II (formerly Invesco Oppenheimer V.I. Global Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Small Cap Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
APP A-15

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Growth Portfolio - Service Class 2	Seeks to achieve capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
APP A-16

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
Mutual Fund and Variable Insurance Trust
Rational Trend Aggregation VA Fund	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by Tuttle Tactical Management, LLC
Rational Insider Buying VA Fund	Seeks long-term capital appreciation	Rational Advisors, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund)	Seeks capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Seeks long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
APP A-17

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT International Equity Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Seeks capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Multi-Cap Core Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IB	Seeks long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-18

5. Wells Fargo Director M:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Growth and Income Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Capital Appreciation Fund - Series II (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Global Fund - Series II (formerly Invesco Oppenheimer V.I. Global Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Main Street Small Cap Fund - Series II (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)	Seeks capital appreciation	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Fidelity Variable Insurance Products Funds
APP A-19

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Growth Portfolio - Service Class 2	Seeks to achieve capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
APP A-20

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund)	Seeks capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Seeks long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Equity Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Seeks capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
APP A-21

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT Multi-Cap Core Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IB	Seeks long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Wells Fargo Variable Trust Funds
Wells Fargo VT Discovery Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Index Asset Allocation Fund - Class 2	Long-term total return, consisting of capital appreciation and current income	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP A-22

Appendix B — Lifetime Income Builder
The Annuity Commencement Date Deferral Option is not available if you have elected this rider.
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:
•Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or
• Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the GMDB. The GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy this rider?
This rider is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to decline this and future charge increases. If you decline a charge increase, we will suspend the automatic Benefit Amount increases. If we do not receive notice from you to decline the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:
• Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
• Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
• We will only honor notifications from the Owner or joint Owner and not through your broker.
•If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. Thereafter, the Benefit Amount will be adjusted as a result of any of the following three actions.
1 Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value by the Maximum Contract Value (see "Glossary") and then reduce by 1. See Example 2 under Lifetime Income Builder in Appendix I. In no event will the resulting increase amount be less than 0% or greater than 10%. Automatic Benefit
APP B-1

Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.
2 Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit" ) have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.
3 Surrenders. If Surrenders (including the "withdrawals" discussed above in "Withdrawal Benefit") have been taken, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy RMDs, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
C.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the RMD exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:
(i)the Contract Value immediately following the Surrender; or
(ii)the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.
Other Considerations:
• The Benefit Amount may also change due to a change in ownership. See "What happens if you change ownership?" below.
• Your Benefit Amount cannot be less than zero or more than $5 million. Any sums exceeding $5 million will not be included for any benefits under this rider.
• Since the Benefit Amount is a central source for both benefits under this rider, taking Surrenders (including "withdrawals" discussed above in "Withdrawal Benefit" ) will lessen or eliminate the GMDB. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.
•Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.
B.If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.
C.If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.
If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. If withdrawals have already commenced, we recommend that
APP B-2

you contact our Annuity Contact Center before making any subsequent Premium Payments as their effects on Benefit Payments and Lifetime Benefit Payments can have unintended consequences. See Example 10 under Lifetime Income Builder in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.
If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
•Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your AWA. Surrenders in excess of your Lifetime Benefit Payment include any applicable CDSC.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:
A.If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.
B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our AIP to satisfy RMDs, the provisions of (A) will apply.
C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the RMD exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.
If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
APP B-3

If you are enrolled in an AIP it is important for you to take into account the Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Benefit Payment changes we do not automatically adjust payments under the AIP nor do we prompt you to do so.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a GMDB that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.
The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable CDSC for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
If the older Owner is age 75 or younger at the time of an ownership change that follows the first Contract Anniversary a re-calculation in the benefits will automatically result in either (A) or (B):
(A)If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.
(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
If the older Owner is age 76 or older at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:
(A)If this rider is not currently available for sale, we will continue the existing Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.
APP B-4

(B)If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.
What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under Lifetime Income Builder rules applicable when the Contract Value equals zero.
•Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your Contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more
APP B-5

information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see Lifetime Income Builder in Appendix I.
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of RMDs, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.
•Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.
•Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.
•Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.
•Purchasing this rider is a one-time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.
• Any additional Premium Payments made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional Premium Payment is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional Premium Payment, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.
•Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.
•Certain ownership changes may result in a reduction of benefits.
•Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit
APP B-6

Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
• Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later. If you decline any charge increase, you will no longer receive automatic Benefit Amount increases unless you provide us with notification of your acceptance of an increase within the 30 days preceding a subsequent Contract Anniversary.
•There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.
•We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.
APP B-7

Appendix C — Lifetime Income Builder Selects and Lifetime Income Builder Portfolios
The Annuity Commencement Date Deferral Option is not available if you have elected either of these riders.
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?
•Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percentage
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percentage
Builder Portfolios
• Guaranteed Minimum Death Benefit ("GMDB"). The GMDB provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the GMDB. This GMDB replaces the standard Death Benefits provided under this Contract.
When can you buy the riders?
The riders are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percentage.
•A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner, and (c) impose other designation restrictions from time to time.
•For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.
• The Relevant Covered Life will be one factor used to establish your Withdrawal Percentage. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life. When the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of these riders.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary (i) after your Anniversary Value and Payment Base have been computed and (ii) prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Fee Table at any time 12 months after either rider’s effective date.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
APP C-1

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners due to a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advance notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:
• Notifying us in writing, verbally or electronically, if available. You must provide us this notification after our notice to you of the charge increase and before your Contract Anniversary.
• Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.
• We will only honor notifications from the Owner or joint Owner and not through your broker.
•Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.
•If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
•If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:
•automatic Payment Base increases; and
•subsequent Premium Payments; and
•partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).
•Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose either of these riders. The following table describes how these options operate:

	Lifetime Income Builder Selects	Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:
•your Annuity Commencement Date;
•the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or
•You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
•Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
• Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:
A.If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
APP C-2

B.If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will not reduce the Payment Base.
C.For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.
See Examples 3-9 and 12-15 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
• Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, GMDB and rider fees. See “What happens if you change ownership?” below.
• Option Conversion. We reserve the right to offer a one-time only conversion from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to and 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission, however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.
•Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and GMDB.
As shown in the following table, the Withdrawal Percentage for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percentage for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percentage
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.
1.If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percentage age band; or
2.If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percentage will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percentage age band. Your new Withdrawal Percentage will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;
3. If the requirements in 1 or 2, above have not been met, your new Withdrawal Percentage will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percentage age band.
APP C-3

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percentage increases even if you decline future fee increases.
For more information, please refer to Example 24 in Lifetime Income Builder Selects and Lifetime Income Builder Portfolios Examples in Appendix I.
Is either rider designed to pay you Death Benefits?
Yes. The GMDB guarantees that we will pay a Death Benefit equal to the greater of (i) Premium Payments adjusted for partial Surrenders or (ii) Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the GMDB and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the GMDB as follows:
A. If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.
B. If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD, then the cumulative partial Surrender will reduce the GMDB on a dollar-for-dollar basis.
C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the GMDB on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.
Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The GMDB will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the GMDB shall continue to apply. You may not revoke the GMDB, although the GMDB will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The GMDB will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:
•It cannot be re-elected;
•You will not receive any Lifetime Withdrawal Payments;
• We will continue the GMDB only. We will reduce the GMDB for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;
•You will no longer be subject to this rider’s Investment Restrictions; and
•You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
Effect on rider charge. On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:
APP C-4

The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:
• whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked);
• whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider);
• whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and
• whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the GMDB.
You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, GMDB and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, (i) if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or (ii) if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:
1.    You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.
a.One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.
b.If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.
c.If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.
2.    Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:
a.You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b.Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.
c. Ongoing Lifetime Benefit Payments will continue to reduce the remaining GMDB on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the GMDB will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.
d.We will no longer accept subsequent Premium Payments.
e.We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
f.Automatic Increases on Contract anniversary will no longer apply.
g. If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the GMDB will be lost.
See Examples 21 and 22 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Within the first six months from the Contract Issue Date. Any Covered Life change will have no impact on the Payment Base or GMDB as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the
APP C-5

time of the change. The Withdrawal Percentage and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first six months from the Contract Issue Date. If you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse legally divorce, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and GMDB will remain the same. We will then recalculate your Withdrawal Percentage based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:
A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the GMDB only. The GMDB will be recalculated to be the lesser of the Contract Value or the GMDB effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
B. If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The GMDB will then be equal to the Contract Value.
If you elected the Single Life Option and any Covered Life changes after the first six months from Contract Issue date, then:
A. If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The GMDB will then be equal to the Contract Value; or
B. If we no longer offer such rider, we will continue the GMDB after resetting this benefit to the lower of the then applicable GMDB or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
APP C-6

Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?
•Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the GMDB, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the GMDB will be set equal to the Contract Value, the Withdrawal Percentage will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the GMDB will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.
The rider is not currently available for sale as we have discontinued selling and issuing new contracts.
•Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the GMDB, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
• The GMDB will be equal to the Contract Value on the Spousal Contract continuation date;
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and
•The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life cannot name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under Lifetime Income Builder Selects and Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of
APP C-7

the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:
•Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
•Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining GMDB.
If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the GMDB divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
APP C-8

To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix E. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent
APP C-9

Premium Payments in excess of $100,000 without prior approval. These restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.
• If you had elected the conversion option from Lifetime Income Builder Selects to Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the GMDB and the Contract Value on the date of the rescission.
•Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.
•While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.
•The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.
• We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the GMDB will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
•Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.
•When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.
•The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.
APP C-10

•Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.
• Annuity pay-out options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
• The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Fee Table.
•Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
• If you are enrolled in the Automatic Income Program ("AIP") it is important for you to take into account the Lifetime Benefit Payment. It may be necessary to adjust your AIP payout each year. If your Lifetime Benefit Payment changes, we do not automatically adjust payments under the AIP nor do we prompt you to do so.

APP C-11

Appendix D — Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

•Lifetime Income Builder
•Lifetime Income Builder II

•Lifetime Income Builder Selects
•Lifetime Income Foundation

Applicable To The Following Product

•The Director M

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

Your Sub-Account value must be allocated in accordance with the following investment restrictions on and after October 4, 2013 and you must elect to rebalance to the allocations on a quarterly basis:
(1) SELF SELECT

Category 1	Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Hartford Ultrashort Bond HLS Fund
Hartford Total Return Bond HLS Fund
Invesco V.I. Government Money Market Fund
*    If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the revocation of your withdrawal feature.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund

AB VPS Balanced Wealth Strategy Portfolio
AB VPS International Growth Portfolio
AB VPS International Value Portfolio
AB VPS Growth and Income Portfolio
BlackRock S&P 500 Index V.I. Fund
Fidelity VIP Contrafund Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio
APP D-1

Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Stock HLS Fund
Invesco V.I. Capital Appreciation Fund (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund)
Invesco V.I. Main Street Fund (formerly Invesco Oppenheimer V.I. Main Street Fund)
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income Fund
Lord Abbett Dividend Growth Portfolio
Lord Abbett Fundamental Equity Portfolio
Lord Abbett Growth & Income Portfolio
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund)
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT Multi-Cap Core Fund
Putnam VT Sustainable Leaders Fund
Putnam VT Growth Opportunities Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund

AB VPS Small/Mid-Cap Value Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio
Hartford International Opportunities HLS Fund
Hartford MidCap HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Total Return Bond HLS Fund
Invesco V.I. Main Street Small Cap Fund (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)
Invesco V.I. Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)
Invesco V.I. American Value Fund
Morgan Stanley VIF Discovery Portfolio
Morgan Stanley VIF Emerging Markets Equity Portfolio
Lord Abbett Bond-Debenture Portfolio
Putnam VT Diversified Income Fund
Putnam VT Small Cap Value Fund
APP D-2

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 115	2016 Series 116	2016 Series 208	2016 Series 308
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%
Hartford Disciplined Equity HLS Fund	11%	14%	16%	21%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	34%	28%	22%	18%
Hartford Ultrashort Bond HLS Fund	27%	21%	18%	13%
Invesco V.I. American Value Fund	2%	2%	3%	4%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%
Invesco V.I. Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	2%	2%	3%	3%
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund)	3%	4%	5%	7%
Total	100%	100%	100%	100%

(3) INVESTMENT MODELS

Series 7004

Funds
Hartford Total Return Bond HLS Fund	40%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford Small Company HLS Fund	10%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 7005

Funds
Hartford Total Return Bond HLS Fund	40%
Fidelity VIP Contrafund Portfolio	20%
Lord Abbett Growth & Income Portfolio	20%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund)	10%
Total	100%

APP D-3

B. Investment Restrictions For

•Lifetime Income Builder Portfolios

Applicable To The Following Products

•AmSouth VA M
•Classic Director M
•Director M Platinum
•Director M Select Plus
•Director M Ultra
•Fifth Third Director M
•Huntington Director M
•The Director M
•The Director M Select
•Wells Fargo Director M

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

(1) INVESTMENT STRATEGY MODELS

Series 8010

Funds
Fidelity VIP Contrafund Portfolio	17%
Hartford Dividend and Growth HLS Fund	17%
Hartford Total Return Bond HLS Fund	32%
Lord Abbett Growth and Income Portfolio	17%
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund)	17%
Total	100%

(2) PORTFOLIO PLANNER MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 115	2016 Series 116	2016 Series 208	2016 Series 308	2016 Series 408
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	11%	14%	16%	21%	24%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	34%	28%	22%	18%	13%
Hartford Ultrashort Bond HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
APP D-4

Invesco V.I. Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	2%	2%	3%	3%	4%
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund)	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%

(3) INDIVIDUAL SUB-ACCOUNTS

You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO, THREE, FOUR, FIVE or ALL SIX of these funds as long as your Sub-Account allocation equals 100%.

AB VPS Balanced Wealth Strategy Portfolio
Hartford Balanced HLS Fund
Hartford MidCap HLS Fund
Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
Lord Abbett Dividend Growth Portfolio

APP D-5

Appendix E - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•AmSouth VA M
•Classic Director M
•Director M Platinum
•Director M Ultra
•Fifth Third Director M
•First Horizon Director M
•The Director M
•The Director M Select
•The Huntington Director M
•Wells Fargo Director M

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 115	2016 Series 116	2016 Series 208	2016 Series 308	2016 Series 408
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	11%	14%	16%	21%	24%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	8%	10%	9%	9%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	6%
Hartford Ultrashort Bond HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
Invesco V.I. Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund)	2%	2%	3%	3%	4%
Invesco V.I. Global Fund (Invesco Oppenheimer V.I. Global Fund)	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%

APP E-1

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)     mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)     calling: 1-800-862-6668
3)     emailing: asccontactus@talcottresolution.com
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Statement of Additional Information
Talcott Resolution Life Insurance Company
Separate Account Three

The Director M
First Horizon Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293; call 1-800-862-6668 or email us at asccontactus@talcottresolution.com.
Date of Prospectus: May 3, 2021
Date of Statement of Additional Information: May 3, 2021

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Talcott Resolution Life Insurance Company and the financial statements of each of the individual Sub-accounts which comprise Talcott Resolution Life Insurance Company Separate Account Three included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Services
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2020: $1,462,378; 2019: $1,684369 and 2018: $718,207.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2020: $3,768,019; 2019: $3,408,698; and 2018: $4,385,901.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub- Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial pre- mium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
2

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

Additional Materials
We may provide information on various topics to Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
Financial Statements
The financial Statements of the Company and the Separate Account for the year ended December 31, 2020 follow the Accumulation Unit Values of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
3

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.317	$16.531	$17.868	$15.632	$15.140	$15.120	$14.280	$12.423	$11.084	$11.566
Accumulation Unit Value at end of period	$20.863	$19.317	$16.531	$17.868	$15.632	$15.140	$15.120	$14.280	$12.423	$11.084
Number of Accumulation Units outstanding at end of period (in thousands)	144	157	215	266	299	380	448	555	1,322	1,537
With Principal First Preferred
Accumulation Unit Value at beginning of period	$18.752	$16.080	$17.415	$15.267	$14.816	$14.825	$14.029	$12.230	$10.934	$11.431
Accumulation Unit Value at end of period	$20.213	$18.752	$16.080	$17.415	$15.267	$14.816	$14.825	$14.029	$12.230	$10.934
Number of Accumulation Units outstanding at end of period (in thousands)	38	39	45	47	54	75	116	161	195	218
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.476	$15.859	$17.193	$15.087	$14.656	$14.680	$13.906	$12.134	$10.859	$11.365
Accumulation Unit Value at end of period	$19.895	$18.476	$15.859	$17.193	$15.087	$14.656	$14.680	$13.906	$12.134	$10.859
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	20	21	24	31	34	82	111	128
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.936	$15.426	$16.757	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233
Accumulation Unit Value at end of period	$19.275	$17.936	$15.426	$16.757	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711
Number of Accumulation Units outstanding at end of period (in thousands)	46	62	71	87	112	176	260	394	545	640
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$17.936	$15.426	$16.757	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711	$11.233
Accumulation Unit Value at end of period	$19.275	$17.936	$15.426	$16.757	$14.734	$14.342	$14.394	$13.662	$11.946	$10.711
Number of Accumulation Units outstanding at end of period (in thousands)	46	62	71	87	112	176	260	394	545	640
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.283	$14.902	$16.228	$14.304	$13.958	$14.045	$13.364	$11.714	$10.530	$11.070
Accumulation Unit Value at end of period	$18.527	$17.283	$14.902	$16.228	$14.304	$13.958	$14.045	$13.364	$11.714	$10.530
Number of Accumulation Units outstanding at end of period (in thousands)	30	41	54	52	61	65	86	82	103	96
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.155	$14.799	$16.124	$14.220	$13.883	$13.976	$13.305	$11.668	$10.494	$11.038
Accumulation Unit Value at end of period	$18.381	$17.155	$14.799	$16.124	$14.220	$13.883	$13.976	$13.305	$11.668	$10.494
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	9	8	8	12	26	30	36
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.972	$18.137	$19.810	$17.514	$17.142	$17.300	$16.511	$14.516	$13.088	$13.801
Accumulation Unit Value at end of period	$22.414	$20.972	$18.137	$19.810	$17.514	$17.142	$17.300	$16.511	$14.516	$13.088
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	3
4

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.072	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.216	$11.072	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	401	399	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$11.054	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.175	$11.054	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	46	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.044	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.155	$11.044	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	54	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.026	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.114	$11.026	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	173	181	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$11.026	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.114	$11.026	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	173	181	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.003	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.063	$11.003	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	112	107	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.998	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.053	$10.998	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	12	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.975	$10.000	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.002	$10.975	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	—	—	—	—	—	—	—	—
5

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.180	$8.093	$9.936	$7.465	$8.126	$8.403	$8.622	$7.696	$6.756	$8.140
Accumulation Unit Value at end of period	$13.042	$10.180	$8.093	$9.936	$7.465	$8.126	$8.403	$8.622	$7.696	$6.756
Number of Accumulation Units outstanding at end of period (in thousands)	53	60	73	103	86	116	153	182	269	304
With Principal First Preferred
Accumulation Unit Value at beginning of period	$9.933	$7.913	$9.734	$7.328	$7.993	$8.281	$8.514	$7.616	$6.698	$8.087
Accumulation Unit Value at end of period	$12.700	$9.933	$7.913	$9.734	$7.328	$7.993	$8.281	$8.514	$7.616	$6.698
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	5	5	5	7	9	13	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.811	$7.824	$9.634	$7.260	$7.927	$8.221	$8.461	$7.575	$6.670	$8.060
Accumulation Unit Value at end of period	$12.533	$9.811	$7.824	$9.634	$7.260	$7.927	$8.221	$8.461	$7.575	$6.670
Number of Accumulation Units outstanding at end of period (in thousands)	10	9	9	13	11	14	18	20	23	25
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.573	$7.650	$9.438	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008
Accumulation Unit Value at end of period	$12.204	$9.573	$7.650	$9.438	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	28	44	45	50	57	73	92	103
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$9.573	$7.650	$9.438	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613	$8.008
Accumulation Unit Value at end of period	$12.204	$9.573	$7.650	$9.438	$7.127	$7.796	$8.102	$8.355	$7.496	$6.613
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	28	44	45	50	57	73	92	103
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.284	$7.437	$9.198	$6.963	$7.637	$7.956	$8.225	$7.397	$6.542	$7.942
Accumulation Unit Value at end of period	$11.806	$9.284	$7.437	$9.198	$6.963	$7.637	$7.956	$8.225	$7.397	$6.542
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	12	13	13	13	33	28	30	35
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.227	$7.395	$9.151	$6.931	$7.605	$7.927	$8.199	$7.378	$6.528	$7.929
Accumulation Unit Value at end of period	$11.728	$9.227	$7.395	$9.151	$6.931	$7.605	$7.927	$8.199	$7.378	$6.528
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	9	10	13
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.322	$14.720	$18.262	$13.866	$15.253	$15.939	$16.527	$14.909	$13.225	$16.103
Accumulation Unit Value at end of period	$23.229	$18.322	$14.720	$18.262	$13.866	$15.253	$15.939	$16.527	$14.909	$13.225
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
6

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.636	$9.212	$12.098	$9.783	$9.976	$9.855	$10.657	$8.784	$7.781	$9.770
Accumulation Unit Value at end of period	$10.746	$10.636	$9.212	$12.098	$9.783	$9.976	$9.855	$10.657	$8.784	$7.781
Number of Accumulation Units outstanding at end of period (in thousands)	712	720	746	786	953	1,136	1,427	1,757	3,600	3,824
With Principal First Preferred
Accumulation Unit Value at beginning of period	$10.325	$8.960	$11.792	$9.554	$9.762	$9.663	$10.471	$8.647	$7.675	$9.657
Accumulation Unit Value at end of period	$10.411	$10.325	$8.960	$11.792	$9.554	$9.762	$9.663	$10.471	$8.647	$7.675
Number of Accumulation Units outstanding at end of period (in thousands)	94	88	97	98	121	146	202	266	401	465
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.172	$8.837	$11.641	$9.442	$9.657	$9.568	$10.378	$8.580	$7.623	$9.600
Accumulation Unit Value at end of period	$10.248	$10.172	$8.837	$11.641	$9.442	$9.657	$9.568	$10.378	$8.580	$7.623
Number of Accumulation Units outstanding at end of period (in thousands)	111	113	114	112	139	154	197	237	393	422
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.875	$8.596	$11.346	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489
Accumulation Unit Value at end of period	$9.928	$9.875	$8.596	$11.346	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519
Number of Accumulation Units outstanding at end of period (in thousands)	365	374	410	451	582	719	916	1,165	1,833	2,176
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$9.875	$8.596	$11.346	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519	$9.489
Accumulation Unit Value at end of period	$9.928	$9.875	$8.596	$11.346	$9.221	$9.450	$9.382	$10.197	$8.446	$7.519
Number of Accumulation Units outstanding at end of period (in thousands)	365	374	410	451	582	719	916	1,165	1,833	2,176
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.515	$8.304	$10.988	$8.952	$9.197	$9.154	$9.974	$8.282	$7.392	$9.351
Accumulation Unit Value at end of period	$9.543	$9.515	$8.304	$10.988	$8.952	$9.197	$9.154	$9.974	$8.282	$7.392
Number of Accumulation Units outstanding at end of period (in thousands)	244	231	240	250	284	303	324	335	378	362
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.445	$8.246	$10.917	$8.899	$9.147	$9.109	$9.930	$8.250	$7.367	$9.324
Accumulation Unit Value at end of period	$9.467	$9.445	$8.246	$10.917	$8.899	$9.147	$9.109	$9.930	$8.250	$7.367
Number of Accumulation Units outstanding at end of period (in thousands)	27	24	30	34	49	59	79	123	171	211
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.093	$12.335	$16.371	$13.378	$13.786	$13.762	$15.040	$12.527	$11.214	$14.229
Accumulation Unit Value at end of period	$14.091	$14.093	$12.335	$16.371	$13.378	$13.786	$13.762	$15.040	$12.527	$11.214
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	6	7	8	9	8	4	3	2
7

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.547	$22.397	$26.747	$23.975	$19.434	$20.846	$19.356	$14.225	$12.147	$13.446
Accumulation Unit Value at end of period	$27.045	$26.547	$22.397	$26.747	$23.975	$19.434	$20.846	$19.356	$14.225	$12.147
Number of Accumulation Units outstanding at end of period (in thousands)	73	85	105	125	178	151	201	289	388	434
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.771	$21.786	$26.069	$23.415	$19.018	$20.440	$19.017	$14.004	$11.982	$13.290
Accumulation Unit Value at end of period	$26.202	$25.771	$21.786	$26.069	$23.415	$19.018	$20.440	$19.017	$14.004	$11.982
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	4	5	7	12	14	26	34
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.392	$21.486	$25.737	$23.139	$18.813	$20.240	$18.849	$13.895	$11.900	$13.213
Accumulation Unit Value at end of period	$25.791	$25.392	$21.486	$25.737	$23.139	$18.813	$20.240	$18.849	$13.895	$11.900
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	6	10	11	15	20	41	48	71
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.650	$20.900	$25.084	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060
Accumulation Unit Value at end of period	$24.987	$24.650	$20.900	$25.084	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	27	39	62	80	105	143	210	291
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.650	$20.900	$25.084	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738	$13.060
Accumulation Unit Value at end of period	$24.987	$24.650	$20.900	$25.084	$22.598	$18.409	$19.846	$18.519	$13.679	$11.738
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	27	39	62	80	105	143	210	291
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.752	$20.189	$24.292	$21.939	$17.917	$19.364	$18.115	$13.413	$11.539	$12.870
Accumulation Unit Value at end of period	$24.017	$23.752	$20.189	$24.292	$21.939	$17.917	$19.364	$18.115	$13.413	$11.539
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	24	28	24	26	34	43	51	45
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.577	$20.050	$24.137	$21.809	$17.821	$19.269	$18.035	$13.361	$11.500	$12.833
Accumulation Unit Value at end of period	$23.827	$23.577	$20.050	$24.137	$21.809	$17.821	$19.269	$18.035	$13.361	$11.500
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	19	21	20	34	58	57	37	39
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.902	$28.903	$34.881	$31.597	$25.882	$28.056	$26.325	$19.551	$16.870	$18.873
Accumulation Unit Value at end of period	$34.177	$33.902	$28.903	$34.881	$31.597	$25.882	$28.056	$26.325	$19.551	$16.870
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	2
8

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.600	$8.934	$9.473	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.560	$11.600	$8.934	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	165	204	193	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$11.556	$8.918	$9.469	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.481	$11.556	$8.918	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	44	44	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.534	$8.910	$9.467	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.442	$11.534	$8.910	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	51	54	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.490	$8.894	$9.463	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.364	$11.490	$8.894	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	26	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$11.490	$8.894	$9.463	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.364	$11.490	$8.894	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	26	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.435	$8.873	$9.458	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.267	$11.435	$8.873	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	76	74	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.424	$8.869	$9.457	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.247	$11.424	$8.869	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.370	$8.849	$9.452	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.151	$11.370	$8.849	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	—	—	—	—	—	—	—
9

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Contrafund® Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.545	$23.537	$25.503	$21.217	$19.923	$20.070	$18.183	$14.046	$12.233	$12.729
Accumulation Unit Value at end of period	$39.325	$30.545	$23.537	$25.503	$21.217	$19.923	$20.070	$18.183	$14.046	$12.233
Number of Accumulation Units outstanding at end of period (in thousands)	1,342	1,549	1,843	2,169	2,514	3,046	3,837	5,154	8,898	9,977
With Principal First Preferred
Accumulation Unit Value at beginning of period	$29.652	$22.894	$24.856	$20.721	$19.495	$19.679	$17.864	$13.827	$12.067	$12.582
Accumulation Unit Value at end of period	$38.099	$29.652	$22.894	$24.856	$20.721	$19.495	$19.679	$17.864	$13.827	$12.067
Number of Accumulation Units outstanding at end of period (in thousands)	124	142	161	176	215	289	353	480	688	833
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.215	$22.580	$24.539	$20.477	$19.285	$19.486	$17.707	$13.719	$11.985	$12.508
Accumulation Unit Value at end of period	$37.500	$29.215	$22.580	$24.539	$20.477	$19.285	$19.486	$17.707	$13.719	$11.985
Number of Accumulation Units outstanding at end of period (in thousands)	197	227	260	280	323	385	485	655	901	1,030
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.361	$21.963	$23.917	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363
Accumulation Unit Value at end of period	$36.331	$28.361	$21.963	$23.917	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822
Number of Accumulation Units outstanding at end of period (in thousands)	422	511	621	796	1,029	1,305	1,716	2,528	3,874	4,825
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$28.361	$21.963	$23.917	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822	$12.363
Accumulation Unit Value at end of period	$36.331	$28.361	$21.963	$23.917	$19.998	$18.872	$19.106	$17.397	$13.506	$11.822
Number of Accumulation Units outstanding at end of period (in thousands)	422	511	621	796	1,029	1,305	1,716	2,528	3,874	4,825
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.328	$21.216	$23.162	$19.415	$18.367	$18.642	$17.016	$13.243	$11.622	$12.184
Accumulation Unit Value at end of period	$34.920	$27.328	$21.216	$23.162	$19.415	$18.367	$18.642	$17.016	$13.243	$11.622
Number of Accumulation Units outstanding at end of period (in thousands)	351	401	457	510	552	561	634	713	600	581
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.126	$21.070	$23.013	$19.300	$18.268	$18.551	$16.941	$13.192	$11.582	$12.148
Accumulation Unit Value at end of period	$34.645	$27.126	$21.070	$23.013	$19.300	$18.268	$18.551	$16.941	$13.192	$11.582
Number of Accumulation Units outstanding at end of period (in thousands)	67	78	94	109	119	136	189	257	381	477
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.809	$26.327	$28.827	$24.236	$22.998	$23.412	$21.435	$16.732	$14.727	$15.486
Accumulation Unit Value at end of period	$43.073	$33.809	$26.327	$28.827	$24.236	$22.998	$23.412	$21.435	$16.732	$14.727
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	12	14	18	23	20	25	14	10
10

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.441	$17.486	$18.652	$15.277	$15.054	$15.073	$13.779	$10.082	$8.342	$8.679
Accumulation Unit Value at end of period	$29.581	$22.441	$17.486	$18.652	$15.277	$15.054	$15.073	$13.779	$10.082	$8.342
Number of Accumulation Units outstanding at end of period (in thousands)	38	41	47	52	66	73	91	123	153	39
With Principal First Preferred
Accumulation Unit Value at beginning of period	$21.896	$17.095	$18.272	$14.996	$14.806	$14.855	$13.607	$9.976	$8.271	$8.622
Accumulation Unit Value at end of period	$28.805	$21.896	$17.095	$18.272	$14.996	$14.806	$14.855	$13.607	$9.976	$8.271
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	4	4	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.629	$16.904	$18.085	$14.858	$14.684	$14.748	$13.522	$9.923	$8.236	$8.594
Accumulation Unit Value at end of period	$28.425	$21.629	$16.904	$18.085	$14.858	$14.684	$14.748	$13.522	$9.923	$8.236
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	11	11	8	9	34	17	22	14
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.104	$16.526	$17.717	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538
Accumulation Unit Value at end of period	$27.680	$21.104	$16.526	$17.717	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165
Number of Accumulation Units outstanding at end of period (in thousands)	15	9	11	14	16	17	30	51	72	29
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$21.104	$16.526	$17.717	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165	$8.538
Accumulation Unit Value at end of period	$27.680	$21.104	$16.526	$17.717	$14.584	$14.443	$14.534	$13.353	$9.819	$8.165
Number of Accumulation Units outstanding at end of period (in thousands)	15	9	11	14	16	17	30	51	72	29
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.466	$16.067	$17.268	$14.250	$14.147	$14.272	$13.145	$9.690	$8.078	$8.468
Accumulation Unit Value at end of period	$26.776	$20.466	$16.067	$17.268	$14.250	$14.147	$14.272	$13.145	$9.690	$8.078
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	8	8	8	6	13	15	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.341	$15.976	$17.179	$14.184	$14.088	$14.220	$13.104	$9.664	$8.061	$8.454
Accumulation Unit Value at end of period	$26.599	$20.341	$15.976	$17.179	$14.184	$14.088	$14.220	$13.104	$9.664	$8.061
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.069	$29.976	$32.313	$26.746	$26.632	$26.949	$24.895	$18.407	$15.392	$16.182
Accumulation Unit Value at end of period	$49.657	$38.069	$29.976	$32.313	$26.746	$26.632	$26.949	$24.895	$18.407	$15.392
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	—	—	—	—
11

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.173	$17.646	$19.517	$17.525	$15.061	$15.909	$14.836	$11.740	$10.146	$10.196
Accumulation Unit Value at end of period	$23.331	$22.173	$17.646	$19.517	$17.525	$15.061	$15.909	$14.836	$11.740	$10.146
Number of Accumulation Units outstanding at end of period (in thousands)	261	285	332	419	495	593	762	1,014	1,741	1,958
With Principal First Preferred
Accumulation Unit Value at beginning of period	$21.525	$17.165	$19.022	$17.115	$14.738	$15.599	$14.576	$11.557	$10.008	$10.078
Accumulation Unit Value at end of period	$22.604	$21.525	$17.165	$19.022	$17.115	$14.738	$15.599	$14.576	$11.557	$10.008
Number of Accumulation Units outstanding at end of period (in thousands)	24	24	31	35	42	61	84	125	176	259
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.208	$16.929	$18.779	$16.914	$14.579	$15.447	$14.447	$11.467	$9.939	$10.019
Accumulation Unit Value at end of period	$22.249	$21.208	$16.929	$18.779	$16.914	$14.579	$15.447	$14.447	$11.467	$9.939
Number of Accumulation Units outstanding at end of period (in thousands)	36	35	40	50	59	70	92	130	169	206
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.588	$16.466	$18.303	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903
Accumulation Unit Value at end of period	$21.555	$20.588	$16.466	$18.303	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804
Number of Accumulation Units outstanding at end of period (in thousands)	131	149	184	232	298	375	503	662	960	1,172
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$20.588	$16.466	$18.303	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804	$9.903
Accumulation Unit Value at end of period	$21.555	$20.588	$16.466	$18.303	$16.518	$14.266	$15.146	$14.194	$11.289	$9.804
Number of Accumulation Units outstanding at end of period (in thousands)	131	149	184	232	298	375	503	662	960	1,172
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.838	$15.906	$17.725	$16.036	$13.885	$14.778	$13.884	$11.070	$9.638	$9.759
Accumulation Unit Value at end of period	$20.718	$19.838	$15.906	$17.725	$16.036	$13.885	$14.778	$13.884	$11.070	$9.638
Number of Accumulation Units outstanding at end of period (in thousands)	95	97	115	125	130	148	164	173	168	158
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.691	$15.797	$17.611	$15.942	$13.810	$14.705	$13.823	$11.026	$9.605	$9.731
Accumulation Unit Value at end of period	$20.554	$19.691	$15.797	$17.611	$15.942	$13.810	$14.705	$13.823	$11.026	$9.605
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	14	19	33	49	57	72	94	137
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.969	$23.298	$26.040	$23.629	$20.521	$21.906	$20.643	$16.508	$14.416	$14.641
Accumulation Unit Value at end of period	$30.164	$28.969	$23.298	$26.040	$23.629	$20.521	$21.906	$20.643	$16.508	$14.416
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	4	4	3	1	1
12

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.169	$25.799	$26.211	$19.666	$19.785	$18.721	$17.059	$12.689	$11.219	$11.353
Accumulation Unit Value at end of period	$48.489	$34.169	$25.799	$26.211	$19.666	$19.785	$18.721	$17.059	$12.689	$11.219
Number of Accumulation Units outstanding at end of period (in thousands)	104	113	135	153	171	235	330	399	599	641
With Principal First Preferred
Accumulation Unit Value at beginning of period	$33.170	$25.095	$25.546	$19.206	$19.361	$18.357	$16.760	$12.491	$11.067	$11.221
Accumulation Unit Value at end of period	$46.977	$33.170	$25.095	$25.546	$19.206	$19.361	$18.357	$16.760	$12.491	$11.067
Number of Accumulation Units outstanding at end of period (in thousands)	7	5	8	10	11	12	22	32	55	62
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$32.681	$24.750	$25.220	$18.980	$19.152	$18.177	$16.613	$12.394	$10.991	$11.156
Accumulation Unit Value at end of period	$46.239	$32.681	$24.750	$25.220	$18.980	$19.152	$18.177	$16.613	$12.394	$10.991
Number of Accumulation Units outstanding at end of period (in thousands)	17	13	11	15	25	27	39	46	60	64
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$31.726	$24.074	$24.581	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026
Accumulation Unit Value at end of period	$44.798	$31.726	$24.074	$24.581	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	35	44	55	77	113	181	311	372
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$31.726	$24.074	$24.581	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842	$11.026
Accumulation Unit Value at end of period	$44.798	$31.726	$24.074	$24.581	$18.536	$18.741	$17.823	$16.322	$12.201	$10.842
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	35	44	55	77	113	181	311	372
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.570	$23.255	$23.805	$17.996	$18.240	$17.390	$15.965	$11.964	$10.658	$10.866
Accumulation Unit Value at end of period	$43.058	$30.570	$23.255	$23.805	$17.996	$18.240	$17.390	$15.965	$11.964	$10.658
Number of Accumulation Units outstanding at end of period (in thousands)	40	37	40	46	47	53	59	62	71	65
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.345	$23.095	$23.652	$17.889	$18.142	$17.304	$15.895	$11.917	$10.622	$10.835
Accumulation Unit Value at end of period	$42.719	$30.345	$23.095	$23.652	$17.889	$18.142	$17.304	$15.895	$11.917	$10.622
Number of Accumulation Units outstanding at end of period (in thousands)	15	4	13	13	18	9	10	25	36	43
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.852	$31.933	$32.786	$24.859	$25.273	$24.167	$22.254	$16.727	$14.946	$15.284
Accumulation Unit Value at end of period	$58.773	$41.852	$31.933	$32.786	$24.859	$25.273	$24.167	$22.254	$16.727	$14.946
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	—	1
13

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.538	$22.616	$26.843	$22.527	$20.360	$20.937	$19.974	$14.871	$13.131	$14.900
Accumulation Unit Value at end of period	$32.087	$27.538	$22.616	$26.843	$22.527	$20.360	$20.937	$19.974	$14.871	$13.131
Number of Accumulation Units outstanding at end of period (in thousands)	303	360	424	492	570	673	831	1,070	1,726	1,932
With Principal First Preferred
Accumulation Unit Value at beginning of period	$26.733	$21.999	$26.163	$22.000	$19.923	$20.529	$19.624	$14.639	$12.952	$14.727
Accumulation Unit Value at end of period	$31.087	$26.733	$21.999	$26.163	$22.000	$19.923	$20.529	$19.624	$14.639	$12.952
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	30	32	36	47	59	93	132	167
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.339	$21.696	$25.829	$21.741	$19.709	$20.328	$19.451	$14.525	$12.864	$14.641
Accumulation Unit Value at end of period	$30.598	$26.339	$21.696	$25.829	$21.741	$19.709	$20.328	$19.451	$14.525	$12.864
Number of Accumulation Units outstanding at end of period (in thousands)	57	57	65	72	89	105	121	160	231	284
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.569	$21.104	$25.174	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471
Accumulation Unit Value at end of period	$29.644	$25.569	$21.104	$25.174	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689
Number of Accumulation Units outstanding at end of period (in thousands)	146	160	194	242	309	381	496	764	1,126	1,411
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.569	$21.104	$25.174	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689	$14.471
Accumulation Unit Value at end of period	$29.644	$25.569	$21.104	$25.174	$21.232	$19.286	$19.932	$19.111	$14.299	$12.689
Number of Accumulation Units outstanding at end of period (in thousands)	146	160	194	242	309	381	496	764	1,126	1,411
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.638	$20.386	$24.379	$20.613	$18.770	$19.447	$18.693	$14.022	$12.474	$14.261
Accumulation Unit Value at end of period	$28.493	$24.638	$20.386	$24.379	$20.613	$18.770	$19.447	$18.693	$14.022	$12.474
Number of Accumulation Units outstanding at end of period (in thousands)	108	131	139	156	178	190	212	230	203	176
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.455	$20.246	$24.223	$20.491	$18.669	$19.352	$18.610	$13.967	$12.431	$14.220
Accumulation Unit Value at end of period	$28.268	$24.455	$20.246	$24.223	$20.491	$18.669	$19.352	$18.610	$13.967	$12.431
Number of Accumulation Units outstanding at end of period (in thousands)	28	29	30	34	39	59	67	82	133	196
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.357	$25.194	$30.219	$25.628	$23.407	$24.324	$23.450	$17.643	$15.743	$18.053
Accumulation Unit Value at end of period	$35.002	$30.357	$25.194	$30.219	$25.628	$23.407	$24.324	$23.450	$17.643	$15.743
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	2	1	1	1	3	3
14

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity® VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.486	$17.717	$21.723	$18.452	$17.082	$17.849	$16.951	$13.172	$10.486	$11.661
Accumulation Unit Value at end of period	$25.080	$23.486	$17.717	$21.723	$18.452	$17.082	$17.849	$16.951	$13.172	$10.486
Number of Accumulation Units outstanding at end of period (in thousands)	29	34	44	51	58	68	100	137	216	216
With Principal First Preferred
Accumulation Unit Value at beginning of period	$22.799	$17.233	$21.172	$18.020	$16.716	$17.501	$16.654	$12.967	$10.343	$11.526
Accumulation Unit Value at end of period	$24.298	$22.799	$17.233	$21.172	$18.020	$16.716	$17.501	$16.654	$12.967	$10.343
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	7	12	20	16	18
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.463	$16.996	$20.902	$17.808	$16.535	$17.330	$16.508	$12.865	$10.273	$11.459
Accumulation Unit Value at end of period	$23.916	$22.463	$16.996	$20.902	$17.808	$16.535	$17.330	$16.508	$12.865	$10.273
Number of Accumulation Units outstanding at end of period (in thousands)	1	11	1	1	5	7	7	13	15	16
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.806	$16.532	$20.372	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326
Accumulation Unit Value at end of period	$23.170	$21.806	$16.532	$20.372	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	27	30	36	46	75	113	179	188
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$21.806	$16.532	$20.372	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133	$11.326
Accumulation Unit Value at end of period	$23.170	$21.806	$16.532	$20.372	$17.391	$16.181	$16.992	$16.218	$12.665	$10.133
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	27	30	36	46	75	113	179	188
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.012	$15.970	$19.728	$16.884	$15.748	$16.579	$15.864	$12.419	$9.961	$11.161
Accumulation Unit Value at end of period	$22.270	$21.012	$15.970	$19.728	$16.884	$15.748	$16.579	$15.864	$12.419	$9.961
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	13	18	19	20	24	24	22	15
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.857	$15.859	$19.602	$16.784	$15.663	$16.498	$15.794	$12.371	$9.927	$11.129
Accumulation Unit Value at end of period	$22.094	$20.857	$15.859	$19.602	$16.784	$15.663	$16.498	$15.794	$12.371	$9.927
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	5	22	23	34	30
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.405	$28.514	$35.331	$30.328	$28.372	$29.959	$28.753	$22.578	$18.164	$20.413
Accumulation Unit Value at end of period	$39.526	$37.405	$28.514	$35.331	$30.328	$28.372	$29.959	$28.753	$22.578	$18.164
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
15

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.373	$1.955	$2.087	$1.826	$1.742	$1.759	$1.621	$1.353	$1.222	$1.213
Accumulation Unit Value at end of period	$2.619	$2.373	$1.955	$2.087	$1.826	$1.742	$1.759	$1.621	$1.353	$1.222
Number of Accumulation Units outstanding at end of period (in thousands)	2,214	2,562	2,851	3,842	4,074	4,456	4,975	5,986	8,685	9,481
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.292	$1.892	$2.024	$1.774	$1.696	$1.716	$1.584	$1.325	$1.199	$1.193
Accumulation Unit Value at end of period	$2.524	$2.292	$1.892	$2.024	$1.774	$1.696	$1.716	$1.584	$1.325	$1.199
Number of Accumulation Units outstanding at end of period (in thousands)	177	123	104	134	159	203	370	440	710	853
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.907	$8.186	$8.765	$7.693	$7.361	$7.456	$6.890	$5.768	$5.224	$5.204
Accumulation Unit Value at end of period	$10.899	$9.907	$8.186	$8.765	$7.693	$7.361	$7.456	$6.890	$5.768	$5.224
Number of Accumulation Units outstanding at end of period (in thousands)	53	67	69	69	84	100	109	142	177	171
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.230	$1.846	$1.980	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192
Accumulation Unit Value at end of period	$2.448	$2.230	$1.846	$1.980	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195
Number of Accumulation Units outstanding at end of period (in thousands)	906	1,043	1,227	1,601	1,786	2,030	2,844	3,712	4,410	5,070
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.230	$1.846	$1.980	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195	$1.192
Accumulation Unit Value at end of period	$2.448	$2.230	$1.846	$1.980	$1.742	$1.670	$1.695	$1.569	$1.316	$1.195
Number of Accumulation Units outstanding at end of period (in thousands)	906	1,043	1,227	1,601	1,786	2,030	2,844	3,712	4,410	5,070
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.130	$1.768	$1.901	$1.676	$1.611	$1.639	$1.522	$1.280	$1.164	$1.165
Accumulation Unit Value at end of period	$2.332	$2.130	$1.768	$1.901	$1.676	$1.611	$1.639	$1.522	$1.280	$1.164
Number of Accumulation Units outstanding at end of period (in thousands)	720	752	801	985	920	885	940	899	948	619
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.037	$7.504	$8.075	$7.123	$6.850	$6.973	$6.476	$5.449	$4.960	$4.965
Accumulation Unit Value at end of period	$9.892	$9.037	$7.504	$8.075	$7.123	$6.850	$6.973	$6.476	$5.449	$4.960
Number of Accumulation Units outstanding at end of period (in thousands)	27	27	29	39	39	52	68	111	147	181
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.775	$21.457	$23.147	$20.471	$19.735	$20.138	$18.750	$15.816	$14.432	$14.485
Accumulation Unit Value at end of period	$28.143	$25.775	$21.457	$23.147	$20.471	$19.735	$20.138	$18.750	$15.816	$14.432
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	1	1	1	2	1	2

16

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.515	$21.201	$23.050	$19.090	$18.300	$18.326	$17.275	$12.565	$10.740	$12.264
Accumulation Unit Value at end of period	$33.161	$27.515	$21.201	$23.050	$19.090	$18.300	$18.326	$17.275	$12.565	$10.740
Number of Accumulation Units outstanding at end of period (in thousands)	246	314	375	444	550	670	859	1,177	1,146	1,314
With Principal First Preferred
Accumulation Unit Value at beginning of period	$26.902	$20.771	$22.627	$18.777	$18.037	$18.098	$17.095	$12.458	$10.671	$12.208
Accumulation Unit Value at end of period	$32.358	$26.902	$20.771	$22.627	$18.777	$18.037	$18.098	$17.095	$12.458	$10.671
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	13	16	20	24	39	56	76	87
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.601	$20.559	$22.419	$18.623	$17.906	$17.985	$17.005	$12.406	$10.636	$12.181
Accumulation Unit Value at end of period	$31.964	$26.601	$20.559	$22.419	$18.623	$17.906	$17.985	$17.005	$12.406	$10.636
Number of Accumulation Units outstanding at end of period (in thousands)	24	27	50	56	63	83	93	118	95	135
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.009	$20.142	$22.008	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126
Accumulation Unit Value at end of period	$31.190	$26.009	$20.142	$22.008	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567
Number of Accumulation Units outstanding at end of period (in thousands)	50	62	74	106	167	247	342	481	674	825
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$26.009	$20.142	$22.008	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567	$12.126
Accumulation Unit Value at end of period	$31.190	$26.009	$20.142	$22.008	$18.318	$17.649	$17.762	$16.828	$12.301	$10.567
Number of Accumulation Units outstanding at end of period (in thousands)	50	62	74	106	167	247	342	481	674	825
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.288	$19.632	$21.505	$17.944	$17.332	$17.486	$16.608	$12.170	$10.482	$12.058
Accumulation Unit Value at end of period	$30.250	$25.288	$19.632	$21.505	$17.944	$17.332	$17.486	$16.608	$12.170	$10.482
Number of Accumulation Units outstanding at end of period (in thousands)	75	84	95	127	147	143	154	148	100	122
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.146	$19.532	$21.405	$17.870	$17.269	$17.432	$16.565	$12.145	$10.465	$12.045
Accumulation Unit Value at end of period	$30.065	$25.146	$19.532	$21.405	$17.870	$17.269	$17.432	$16.565	$12.145	$10.465
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	20	22	24	28	34	59	55	61
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.621	$26.958	$29.619	$24.789	$24.014	$24.302	$23.151	$17.016	$14.699	$16.960
Accumulation Unit Value at end of period	$41.290	$34.621	$26.958	$29.619	$24.789	$24.014	$24.302	$23.151	$17.016	$14.699
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	1	1	—	—
17

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.342	$2.521	$2.602	$2.159	$2.065	$1.955	$1.702	$1.268	$1.090	$1.090
Accumulation Unit Value at end of period	$3.900	$3.342	$2.521	$2.602	$2.159	$2.065	$1.955	$1.702	$1.268	$1.090
Number of Accumulation Units outstanding at end of period (in thousands)	8,461	5,489	6,475	8,087	10,026	11,447	14,866	21,051	36,010	44,042
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.228	$2.439	$2.523	$2.097	$2.010	$1.907	$1.664	$1.242	$1.070	$1.072
Accumulation Unit Value at end of period	$3.759	$3.228	$2.439	$2.523	$2.097	$2.010	$1.907	$1.664	$1.242	$1.070
Number of Accumulation Units outstanding at end of period (in thousands)	663	565	764	973	1,176	1,513	2,432	3,576	5,201	7,348
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.864	$2.923	$3.026	$2.518	$2.416	$2.294	$2.003	$1.497	$1.291	$1.295
Accumulation Unit Value at end of period	$4.495	$3.864	$2.923	$3.026	$2.518	$2.416	$2.294	$2.003	$1.497	$1.291
Number of Accumulation Units outstanding at end of period (in thousands)	899	714	763	967	1,204	1,282	1,815	2,441	3,159	3,833
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.407	$2.583	$2.679	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163
Accumulation Unit Value at end of period	$3.956	$3.407	$2.583	$2.679	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157
Number of Accumulation Units outstanding at end of period (in thousands)	2,975	2,221	2,841	3,726	4,769	6,028	8,312	12,342	19,690	27,170
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$3.407	$2.583	$2.679	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157	$1.163
Accumulation Unit Value at end of period	$3.956	$3.407	$2.583	$2.679	$2.234	$2.148	$2.044	$1.788	$1.339	$1.157
Number of Accumulation Units outstanding at end of period (in thousands)	2,975	2,221	2,841	3,726	4,769	6,028	8,312	12,342	19,690	27,170
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.697	$23.327	$24.258	$20.278	$19.542	$18.642	$16.354	$12.272	$10.633	$10.714
Accumulation Unit Value at end of period	$35.554	$30.697	$23.327	$24.258	$20.278	$19.542	$18.642	$16.354	$12.272	$10.633
Number of Accumulation Units outstanding at end of period (in thousands)	239	179	219	259	276	299	318	335	378	399
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.524	$2.679	$2.788	$2.332	$2.248	$2.146	$1.883	$1.414	$1.226	$1.236
Accumulation Unit Value at end of period	$4.080	$3.524	$2.679	$2.788	$2.332	$2.248	$2.146	$1.883	$1.414	$1.226
Number of Accumulation Units outstanding at end of period (in thousands)	454	201	297	381	612	644	872	1,138	1,655	2,205
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$39.876	$30.392	$31.700	$26.579	$25.691	$24.582	$21.629	$16.279	$14.148	$14.298
Accumulation Unit Value at end of period	$46.045	$39.876	$30.392	$31.700	$26.579	$25.691	$24.582	$21.629	$16.279	$14.148
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	4	5	6	6	7	7	6	4
18

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.076	$3.206	$3.425	$2.927	$2.578	$2.638	$2.362	$1.811	$1.613	$1.610
Accumulation Unit Value at end of period	$4.342	$4.076	$3.206	$3.425	$2.927	$2.578	$2.638	$2.362	$1.811	$1.613
Number of Accumulation Units outstanding at end of period (in thousands)	11,717	11,247	12,927	15,811	18,382	22,169	27,669	36,385	60,756	67,196
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.936	$3.102	$3.321	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584
Accumulation Unit Value at end of period	$4.185	$3.936	$3.102	$3.321	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583
Number of Accumulation Units outstanding at end of period (in thousands)	967	906	1,049	1,359	1,606	2,042	2,486	3,299	4,496	5,258
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.271	$7.315	$7.838	$6.719	$5.934	$6.091	$5.471	$4.208	$3.758	$3.764
Accumulation Unit Value at end of period	$9.848	$9.271	$7.315	$7.838	$6.719	$5.934	$6.091	$5.471	$4.208	$3.758
Number of Accumulation Units outstanding at end of period (in thousands)	757	687	768	869	1,013	1,164	1,429	1,919	2,618	2,932
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.617	$2.859	$3.070	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495
Accumulation Unit Value at end of period	$3.834	$3.617	$2.859	$3.070	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490
Number of Accumulation Units outstanding at end of period (in thousands)	3,139	3,330	4,031	5,319	7,215	9,317	12,705	18,299	27,495	34,734
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$3.617	$2.859	$3.070	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490	$1.495
Accumulation Unit Value at end of period	$3.834	$3.617	$2.859	$3.070	$2.637	$2.333	$2.400	$2.160	$1.664	$1.490
Number of Accumulation Units outstanding at end of period (in thousands)	3,139	3,330	4,031	5,319	7,215	9,317	12,705	18,299	27,495	34,734
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$3.455	$2.738	$2.947	$2.538	$2.251	$2.321	$2.094	$1.618	$1.452	$1.460
Accumulation Unit Value at end of period	$3.653	$3.455	$2.738	$2.947	$2.538	$2.251	$2.321	$2.094	$1.618	$1.452
Number of Accumulation Units outstanding at end of period (in thousands)	3,360	3,228	3,654	4,383	4,638	4,696	5,266	5,732	4,929	4,529
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.457	$6.705	$7.221	$6.221	$5.522	$5.697	$5.142	$3.975	$3.568	$3.591
Accumulation Unit Value at end of period	$8.938	$8.457	$6.705	$7.221	$6.221	$5.522	$5.697	$5.142	$3.975	$3.568
Number of Accumulation Units outstanding at end of period (in thousands)	198	166	216	238	269	318	441	637	920	1,132
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.167	$25.568	$27.606	$23.843	$21.215	$21.941	$19.855	$15.385	$13.845	$13.970
Accumulation Unit Value at end of period	$33.911	$32.167	$25.568	$27.606	$23.843	$21.215	$21.941	$19.855	$15.385	$13.845
Number of Accumulation Units outstanding at end of period (in thousands)	15	13	18	19	24	26	23	35	24	19

19

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.136	$1.709	$2.127	$1.718	$1.716	$1.704	$1.793	$1.492	$1.256	$1.477
Accumulation Unit Value at end of period	$2.543	$2.136	$1.709	$2.127	$1.718	$1.716	$1.704	$1.793	$1.492	$1.256
Number of Accumulation Units outstanding at end of period (in thousands)	5,489	6,457	7,534	8,454	10,152	11,839	14,817	18,052	17,336	19,669
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.062	$1.653	$2.063	$1.669	$1.671	$1.662	$1.753	$1.462	$1.233	$1.452
Accumulation Unit Value at end of period	$2.451	$2.062	$1.653	$2.063	$1.669	$1.671	$1.662	$1.753	$1.462	$1.233
Number of Accumulation Units outstanding at end of period (in thousands)	224	251	345	394	526	648	834	1,065	1,626	2,077
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.799	$3.049	$3.807	$3.084	$3.090	$3.078	$3.249	$2.712	$2.289	$2.700
Accumulation Unit Value at end of period	$4.510	$3.799	$3.049	$3.807	$3.084	$3.090	$3.078	$3.249	$2.712	$2.289
Number of Accumulation Units outstanding at end of period (in thousands)	343	412	484	546	640	679	855	1,092	1,023	1,212
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.046	$1.645	$2.058	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480
Accumulation Unit Value at end of period	$2.423	$2.046	$1.645	$2.058	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252
Number of Accumulation Units outstanding at end of period (in thousands)	1,265	1,588	1,907	2,223	2,863	3,542	4,706	6,356	9,453	12,137
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.046	$1.645	$2.058	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252	$1.480
Accumulation Unit Value at end of period	$2.423	$2.046	$1.645	$2.058	$1.670	$1.677	$1.674	$1.770	$1.480	$1.252
Number of Accumulation Units outstanding at end of period (in thousands)	1,265	1,588	1,907	2,223	2,863	3,542	4,706	6,356	9,453	12,137
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.954	$1.575	$1.976	$1.608	$1.618	$1.619	$1.716	$1.439	$1.220	$1.446
Accumulation Unit Value at end of period	$2.309	$1.954	$1.575	$1.976	$1.608	$1.618	$1.619	$1.716	$1.439	$1.220
Number of Accumulation Units outstanding at end of period (in thousands)	1,282	1,514	1,694	1,703	1,804	1,983	2,085	2,104	1,561	1,782
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.465	$2.795	$3.508	$2.856	$2.876	$2.878	$3.053	$2.561	$2.173	$2.576
Accumulation Unit Value at end of period	$4.094	$3.465	$2.795	$3.508	$2.856	$2.876	$2.878	$3.053	$2.561	$2.173
Number of Accumulation Units outstanding at end of period (in thousands)	90	95	115	167	169	267	333	418	552	699
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.578	$16.639	$20.934	$17.085	$17.248	$17.307	$18.405	$15.479	$13.164	$15.643
Accumulation Unit Value at end of period	$24.247	$20.578	$16.639	$20.934	$17.085	$17.248	$17.307	$18.405	$15.479	$13.164
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	6	7	6	7	8	6
20

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford MidCap HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.996	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	144	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.987	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.983	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.973	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.973	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.962	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.960	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.948	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
21

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.118	$3.067	$3.514	$2.960	$2.665	$2.710	$2.590	$1.809	$1.559	$1.554
Accumulation Unit Value at end of period	$5.422	$4.118	$3.067	$3.514	$2.960	$2.665	$2.710	$2.590	$1.809	$1.559
Number of Accumulation Units outstanding at end of period (in thousands)	521	586	700	910	937	1,435	1,451	2,468	3,318	4,083
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.977	$2.968	$3.407	$2.876	$2.594	$2.644	$2.532	$1.771	$1.529	$1.528
Accumulation Unit Value at end of period	$5.226	$3.977	$2.968	$3.407	$2.876	$2.594	$2.644	$2.532	$1.771	$1.529
Number of Accumulation Units outstanding at end of period (in thousands)	56	68	77	88	107	133	219	649	835	1,013
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.905	$2.917	$3.352	$2.833	$2.557	$2.609	$2.501	$1.752	$1.514	$1.515
Accumulation Unit Value at end of period	$5.127	$3.905	$2.917	$3.352	$2.833	$2.557	$2.609	$2.501	$1.752	$1.514
Number of Accumulation Units outstanding at end of period (in thousands)	66	99	108	120	125	185	266	374	601	697
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.770	$2.822	$3.249	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488
Accumulation Unit Value at end of period	$4.939	$3.770	$2.822	$3.249	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485
Number of Accumulation Units outstanding at end of period (in thousands)	232	296	420	506	811	986	1,385	2,194	3,381	4,225
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$3.770	$2.822	$3.249	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485	$1.488
Accumulation Unit Value at end of period	$4.939	$3.770	$2.822	$3.249	$2.751	$2.488	$2.544	$2.444	$1.715	$1.485
Number of Accumulation Units outstanding at end of period (in thousands)	232	296	420	506	811	986	1,385	2,194	3,381	4,225
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.642	$27.497	$31.738	$26.939	$24.432	$25.038	$24.111	$16.962	$14.726	$14.798
Accumulation Unit Value at end of period	$47.888	$36.642	$27.497	$31.738	$26.939	$24.432	$25.038	$24.111	$16.962	$14.726
Number of Accumulation Units outstanding at end of period (in thousands)	24	27	32	30	32	34	40	46	48	45
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.578	$2.686	$3.102	$2.634	$2.391	$2.451	$2.361	$1.662	$1.444	$1.452
Accumulation Unit Value at end of period	$4.674	$3.578	$2.686	$3.102	$2.634	$2.391	$2.451	$2.361	$1.662	$1.444
Number of Accumulation Units outstanding at end of period (in thousands)	128	171	174	182	185	308	228	325	430	537
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.405	$34.175	$39.565	$33.683	$30.641	$31.495	$30.420	$21.465	$18.691	$18.839
Accumulation Unit Value at end of period	$59.163	$45.405	$34.175	$39.565	$33.683	$30.641	$31.495	$30.420	$21.465	$18.691
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
22

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.962	$2.926	$3.090	$2.474	$2.452	$2.703	$2.553	$1.789	$1.565	$1.638
Accumulation Unit Value at end of period	$6.092	$3.962	$2.926	$3.090	$2.474	$2.452	$2.703	$2.553	$1.789	$1.565
Number of Accumulation Units outstanding at end of period (in thousands)	941	1,268	1,563	1,836	2,308	2,680	3,308	4,315	4,913	5,654
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.827	$2.831	$2.997	$2.404	$2.387	$2.636	$2.496	$1.752	$1.536	$1.611
Accumulation Unit Value at end of period	$5.871	$3.827	$2.831	$2.997	$2.404	$2.387	$2.636	$2.496	$1.752	$1.536
Number of Accumulation Units outstanding at end of period (in thousands)	31	37	43	59	87	77	123	166	295	345
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.155	$4.559	$4.830	$3.878	$3.856	$4.262	$4.039	$2.838	$2.490	$2.614
Accumulation Unit Value at end of period	$9.435	$6.155	$4.559	$4.830	$3.878	$3.856	$4.262	$4.039	$2.838	$2.490
Number of Accumulation Units outstanding at end of period (in thousands)	103	110	127	158	227	254	302	350	369	441
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$4.176	$3.099	$3.290	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806
Accumulation Unit Value at end of period	$6.388	$4.176	$3.099	$3.290	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717
Number of Accumulation Units outstanding at end of period (in thousands)	173	235	279	353	466	588	808	1,327	1,749	2,032
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$4.176	$3.099	$3.290	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717	$1.806
Accumulation Unit Value at end of period	$6.388	$4.176	$3.099	$3.290	$2.647	$2.637	$2.920	$2.773	$1.953	$1.717
Number of Accumulation Units outstanding at end of period (in thousands)	173	235	279	353	466	588	808	1,327	1,749	2,032
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$3.989	$2.967	$3.158	$2.547	$2.544	$2.825	$2.689	$1.898	$1.673	$1.764
Accumulation Unit Value at end of period	$6.086	$3.989	$2.967	$3.158	$2.547	$2.544	$2.825	$2.689	$1.898	$1.673
Number of Accumulation Units outstanding at end of period (in thousands)	159	235	307	347	381	392	476	585	414	428
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$5.614	$4.179	$4.450	$3.591	$3.588	$3.986	$3.796	$2.681	$2.364	$2.494
Accumulation Unit Value at end of period	$8.563	$5.614	$4.179	$4.450	$3.591	$3.588	$3.986	$3.796	$2.681	$2.364
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	28	33	39	43	47	69	91	113
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$35.346	$26.374	$28.153	$22.775	$22.815	$25.409	$24.259	$17.176	$15.183	$16.061
Accumulation Unit Value at end of period	$53.774	$35.346	$26.374	$28.153	$22.775	$22.815	$25.409	$24.259	$17.176	$15.183
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	3	3	3	3	1	—	—
23

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.615	$2.016	$2.042	$1.724	$1.623	$1.598	$1.453	$1.111	$0.983	$1.005
Accumulation Unit Value at end of period	$2.898	$2.615	$2.016	$2.042	$1.724	$1.623	$1.598	$1.453	$1.111	$0.983
Number of Accumulation Units outstanding at end of period (in thousands)	939	1,054	1,172	1,616	1,875	1,710	1,908	2,522	3,762	4,230
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.526	$1.951	$1.980	$1.675	$1.580	$1.559	$1.420	$1.088	$0.964	$0.988
Accumulation Unit Value at end of period	$2.793	$2.526	$1.951	$1.980	$1.675	$1.580	$1.559	$1.420	$1.088	$0.964
Number of Accumulation Units outstanding at end of period (in thousands)	120	139	157	160	168	234	229	234	545	622
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.552	$12.025	$12.218	$10.343	$9.770	$9.648	$8.795	$6.747	$5.985	$6.139
Accumulation Unit Value at end of period	$17.179	$15.552	$12.025	$12.218	$10.343	$9.770	$9.648	$8.795	$6.747	$5.985
Number of Accumulation Units outstanding at end of period (in thousands)	34	41	42	36	37	35	40	68	98	107
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.541	$1.969	$2.004	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021
Accumulation Unit Value at end of period	$2.801	$2.541	$1.969	$2.004	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994
Number of Accumulation Units outstanding at end of period (in thousands)	196	239	302	433	728	870	991	1,515	2,658	3,462
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.541	$1.969	$2.004	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994	$1.021
Accumulation Unit Value at end of period	$2.801	$2.541	$1.969	$2.004	$1.700	$1.609	$1.592	$1.454	$1.118	$0.994
Number of Accumulation Units outstanding at end of period (in thousands)	196	239	302	433	728	870	991	1,515	2,658	3,462
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.427	$1.885	$1.924	$1.636	$1.552	$1.540	$1.410	$1.087	$0.968	$0.998
Accumulation Unit Value at end of period	$2.669	$2.427	$1.885	$1.924	$1.636	$1.552	$1.540	$1.410	$1.087	$0.968
Number of Accumulation Units outstanding at end of period (in thousands)	498	544	584	662	701	583	639	558	336	280
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.185	$11.023	$11.256	$9.577	$9.092	$9.023	$8.266	$6.374	$5.682	$5.858
Accumulation Unit Value at end of period	$15.591	$14.185	$11.023	$11.256	$9.577	$9.092	$9.023	$8.266	$6.374	$5.682
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	33	34	35	37	39	53	79	124
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.043	$29.637	$30.340	$25.878	$24.627	$24.503	$22.504	$17.395	$15.545	$16.067
Accumulation Unit Value at end of period	$41.710	$38.043	$29.637	$30.340	$25.878	$24.627	$24.503	$22.504	$17.395	$15.545
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	12	27	30
24

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.242	$2.050	$2.090	$2.011	$1.947	$1.981	$1.892	$1.941	$1.825	$1.726
Accumulation Unit Value at end of period	$2.417	$2.242	$2.050	$2.090	$2.011	$1.947	$1.981	$1.892	$1.941	$1.825
Number of Accumulation Units outstanding at end of period (in thousands)	29,616	30,681	33,970	41,210	44,718	51,692	65,089	85,827	81,956	87,189
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.165	$1.984	$2.027	$1.954	$1.895	$1.932	$1.849	$1.901	$1.791	$1.697
Accumulation Unit Value at end of period	$2.329	$2.165	$1.984	$2.027	$1.954	$1.895	$1.932	$1.849	$1.901	$1.791
Number of Accumulation Units outstanding at end of period (in thousands)	1,987	1,968	2,352	2,631	2,937	3,580	4,515	5,903	8,378	9,643
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$4.581	$4.200	$4.296	$4.145	$4.025	$4.108	$3.936	$4.049	$3.820	$3.622
Accumulation Unit Value at end of period	$4.922	$4.581	$4.200	$4.296	$4.145	$4.025	$4.108	$3.936	$4.049	$3.820
Number of Accumulation Units outstanding at end of period (in thousands)	1,756	1,826	1,988	2,518	2,574	2,941	3,649	4,408	3,624	3,487
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.999	$1.837	$1.883	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610
Accumulation Unit Value at end of period	$2.144	$1.999	$1.837	$1.883	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694
Number of Accumulation Units outstanding at end of period (in thousands)	5,901	6,088	7,707	9,418	11,525	14,677	20,086	28,265	41,860	51,440
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.999	$1.837	$1.883	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694	$1.610
Accumulation Unit Value at end of period	$2.144	$1.999	$1.837	$1.883	$1.820	$1.771	$1.811	$1.739	$1.792	$1.694
Number of Accumulation Units outstanding at end of period (in thousands)	5,901	6,088	7,707	9,418	11,525	14,677	20,086	28,265	41,860	51,440
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.092	$16.664	$17.122	$16.594	$16.185	$16.593	$15.971	$16.502	$15.640	$14.898
Accumulation Unit Value at end of period	$19.354	$18.092	$16.664	$17.122	$16.594	$16.185	$16.593	$15.971	$16.502	$15.640
Number of Accumulation Units outstanding at end of period (in thousands)	574	558	592	657	676	701	779	864	850	533
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$4.178	$3.850	$3.958	$3.838	$3.745	$3.842	$3.699	$3.824	$3.626	$3.456
Accumulation Unit Value at end of period	$4.467	$4.178	$3.850	$3.958	$3.838	$3.745	$3.842	$3.699	$3.824	$3.626
Number of Accumulation Units outstanding at end of period (in thousands)	253	235	304	373	431	514	697	937	1,408	1,704
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.348	$13.255	$13.660	$13.279	$12.991	$13.358	$12.896	$13.365	$12.705	$12.139
Accumulation Unit Value at end of period	$15.303	$14.348	$13.255	$13.660	$13.279	$12.991	$13.358	$12.896	$13.365	$12.705
Number of Accumulation Units outstanding at end of period (in thousands)	48	30	37	38	56	58	55	53	63	57
25

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.127	$1.109	$1.104	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157	$1.171
Accumulation Unit Value at end of period	$1.130	$1.127	$1.109	$1.104	$1.106	$1.108	$1.119	$1.131	$1.144	$1.157
Number of Accumulation Units outstanding at end of period (in thousands)	12,625	3,769	4,354	4,025	4,729	6,487	9,169	10,913	22,549	19,489
With Principal First Preferred
Accumulation Unit Value at beginning of period	$1.088	$1.073	$1.071	$1.074	$1.079	$1.092	$1.106	$1.121	$1.136	$1.151
Accumulation Unit Value at end of period	$1.089	$1.088	$1.073	$1.071	$1.074	$1.079	$1.092	$1.106	$1.121	$1.136
Number of Accumulation Units outstanding at end of period (in thousands)	1,404	513	597	575	777	758	647	1,107	2,452	2,342
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.869	$1.844	$1.842	$1.850	$1.860	$1.884	$1.910	$1.938	$1.966	$1.995
Accumulation Unit Value at end of period	$1.868	$1.869	$1.844	$1.842	$1.850	$1.860	$1.884	$1.910	$1.938	$1.966
Number of Accumulation Units outstanding at end of period (in thousands)	1,370	302	328	383	435	469	835	1,062	2,038	2,394
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.058	$1.047	$1.048	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150
Accumulation Unit Value at end of period	$1.056	$1.058	$1.047	$1.048	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132
Number of Accumulation Units outstanding at end of period (in thousands)	5,642	1,363	1,573	1,990	2,296	2,891	4,207	6,819	8,931	11,987
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.058	$1.047	$1.048	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132	$1.150
Accumulation Unit Value at end of period	$1.056	$1.058	$1.047	$1.048	$1.054	$1.062	$1.078	$1.095	$1.113	$1.132
Number of Accumulation Units outstanding at end of period (in thousands)	5,642	1,363	1,573	1,990	2,296	2,891	4,207	6,819	8,931	11,987
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.931	$0.923	$0.926	$0.935	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035
Accumulation Unit Value at end of period	$0.927	$0.931	$0.923	$0.926	$0.935	$0.944	$0.960	$0.978	$0.997	$1.016
Number of Accumulation Units outstanding at end of period (in thousands)	4,027	1,139	1,882	1,762	1,313	1,295	1,456	1,835	2,825	2,802
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.705	$1.691	$1.697	$1.713	$1.730	$1.762	$1.795	$1.830	$1.867	$1.903
Accumulation Unit Value at end of period	$1.696	$1.705	$1.691	$1.697	$1.713	$1.730	$1.762	$1.795	$1.830	$1.867
Number of Accumulation Units outstanding at end of period (in thousands)	392	146	150	343	367	443	585	851	1,168	1,033
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.372	$8.324	$8.378	$8.478	$8.584	$8.764	$8.950	$9.149	$9.352	$9.560
Accumulation Unit Value at end of period	$8.307	$8.372	$8.324	$8.378	$8.478	$8.584	$8.764	$8.950	$9.149	$9.352
Number of Accumulation Units outstanding at end of period (in thousands)	23	19	8	8	8	8	5	—	—	—
26

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Capital Appreciation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.688	$19.128	$20.575	$16.452	$17.057	$16.708	$14.681	$11.474	$10.198	$10.460
Accumulation Unit Value at end of period	$34.597	$25.688	$19.128	$20.575	$16.452	$17.057	$16.708	$14.681	$11.474	$10.198
Number of Accumulation Units outstanding at end of period (in thousands)	160	200	229	282	336	396	503	705	1,349	1,528
With Principal First Preferred
Accumulation Unit Value at beginning of period	$24.937	$18.606	$20.053	$16.067	$16.691	$16.383	$14.423	$11.295	$10.060	$10.339
Accumulation Unit Value at end of period	$33.518	$24.937	$18.606	$20.053	$16.067	$16.691	$16.383	$14.423	$11.295	$10.060
Number of Accumulation Units outstanding at end of period (in thousands)	13	16	21	25	30	36	51	87	141	180
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.570	$18.350	$19.797	$15.878	$16.511	$16.222	$14.297	$11.207	$9.991	$10.278
Accumulation Unit Value at end of period	$32.992	$24.570	$18.350	$19.797	$15.878	$16.511	$16.222	$14.297	$11.207	$9.991
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	29	36	43	51	65	84	125	137
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.851	$17.849	$19.296	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159
Accumulation Unit Value at end of period	$31.963	$23.851	$17.849	$19.296	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855
Number of Accumulation Units outstanding at end of period (in thousands)	73	102	123	149	190	246	352	475	713	904
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$23.851	$17.849	$19.296	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855	$10.159
Accumulation Unit Value at end of period	$31.963	$23.851	$17.849	$19.296	$15.507	$16.157	$15.906	$14.046	$11.033	$9.855
Number of Accumulation Units outstanding at end of period (in thousands)	73	102	123	149	190	246	352	475	713	904
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.983	$17.242	$18.686	$15.054	$15.725	$15.520	$13.739	$10.819	$9.688	$10.012
Accumulation Unit Value at end of period	$30.723	$22.983	$17.242	$18.686	$15.054	$15.725	$15.520	$13.739	$10.819	$9.688
Number of Accumulation Units outstanding at end of period (in thousands)	47	47	56	68	74	88	107	130	129	135
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.813	$17.124	$18.567	$14.966	$15.640	$15.444	$13.679	$10.776	$9.655	$9.983
Accumulation Unit Value at end of period	$30.480	$22.813	$17.124	$18.567	$14.966	$15.640	$15.444	$13.679	$10.776	$9.655
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	8	10	14	17	22	34	48	60
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.539	$25.990	$28.250	$22.828	$23.917	$23.676	$21.022	$16.603	$14.913	$15.457
Accumulation Unit Value at end of period	$46.032	$34.539	$25.990	$28.250	$22.828	$23.917	$23.676	$21.022	$16.603	$14.913
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	5	6	4	2	1	1
27

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.743	$19.461	$21.010	$16.545	$16.396	$15.596	$14.950	$11.150	$9.710	$9.741
Accumulation Unit Value at end of period	$37.077	$26.743	$19.461	$21.010	$16.545	$16.396	$15.596	$14.950	$11.150	$9.710
Number of Accumulation Units outstanding at end of period (in thousands)	29	28	29	32	33	47	57	100	167	227
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.962	$18.930	$20.478	$16.158	$16.044	$15.292	$14.688	$10.977	$9.578	$9.628
Accumulation Unit Value at end of period	$35.921	$25.962	$18.930	$20.478	$16.158	$16.044	$15.292	$14.688	$10.977	$9.578
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	2	2	2	48	52	54
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.579	$18.670	$20.217	$15.968	$15.872	$15.142	$14.559	$10.891	$9.513	$9.571
Accumulation Unit Value at end of period	$35.357	$25.579	$18.670	$20.217	$15.968	$15.872	$15.142	$14.559	$10.891	$9.513
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	9	10	12	14	13	15	21	22
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.832	$18.160	$19.704	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460
Accumulation Unit Value at end of period	$34.255	$24.832	$18.160	$19.704	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383
Number of Accumulation Units outstanding at end of period (in thousands)	13	16	16	17	22	27	31	52	73	119
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.832	$18.160	$19.704	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383	$9.460
Accumulation Unit Value at end of period	$34.255	$24.832	$18.160	$19.704	$15.595	$15.531	$14.847	$14.304	$10.722	$9.383
Number of Accumulation Units outstanding at end of period (in thousands)	13	16	16	17	22	27	31	52	73	119
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.928	$17.543	$19.082	$15.140	$15.116	$14.487	$13.991	$10.514	$9.224	$9.323
Accumulation Unit Value at end of period	$32.925	$23.928	$17.543	$19.082	$15.140	$15.116	$14.487	$13.991	$10.514	$9.224
Number of Accumulation Units outstanding at end of period (in thousands)	9	6	6	8	8	10	10	8	8	15
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.751	$17.422	$18.960	$15.051	$15.034	$14.415	$13.930	$10.473	$9.193	$9.296
Accumulation Unit Value at end of period	$32.666	$23.751	$17.422	$18.960	$15.051	$15.034	$14.415	$13.930	$10.473	$9.193
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	20	5	8	10	11
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.635	$30.616	$33.403	$26.582	$26.620	$25.588	$24.788	$18.683	$16.440	$16.667
Accumulation Unit Value at end of period	$57.120	$41.635	$30.616	$33.403	$26.582	$26.620	$25.588	$24.788	$18.683	$16.440
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
28

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Global Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.985	$20.765	$24.254	$17.997	$18.234	$17.792	$17.635	$14.047	$11.748	$12.992
Accumulation Unit Value at end of period	$33.969	$26.985	$20.765	$24.254	$17.997	$18.234	$17.792	$17.635	$14.047	$11.748
Number of Accumulation Units outstanding at end of period (in thousands)	757	866	1,034	1,195	1,418	1,664	2,153	2,866	5,003	5,657
With Principal First Preferred
Accumulation Unit Value at beginning of period	$26.196	$20.198	$23.639	$17.576	$17.843	$17.445	$17.326	$13.829	$11.589	$12.841
Accumulation Unit Value at end of period	$32.910	$26.196	$20.198	$23.639	$17.576	$17.843	$17.445	$17.326	$13.829	$11.589
Number of Accumulation Units outstanding at end of period (in thousands)	65	74	83	96	116	150	175	238	308	382
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.810	$19.921	$23.337	$17.370	$17.651	$17.275	$17.174	$13.721	$11.510	$12.767
Accumulation Unit Value at end of period	$32.393	$25.810	$19.921	$23.337	$17.370	$17.651	$17.275	$17.174	$13.721	$11.510
Number of Accumulation Units outstanding at end of period (in thousands)	106	125	146	159	194	217	279	383	520	598
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.056	$19.377	$22.746	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618
Accumulation Unit Value at end of period	$31.383	$25.056	$19.377	$22.746	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353
Number of Accumulation Units outstanding at end of period (in thousands)	181	223	272	344	456	577	787	1,168	1,780	2,234
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$25.056	$19.377	$22.746	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353	$12.618
Accumulation Unit Value at end of period	$31.383	$25.056	$19.377	$22.746	$16.963	$17.273	$16.938	$16.873	$13.508	$11.353
Number of Accumulation Units outstanding at end of period (in thousands)	181	223	272	344	456	577	787	1,168	1,780	2,234
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.143	$18.718	$22.028	$16.468	$16.811	$16.527	$16.504	$13.245	$11.161	$12.435
Accumulation Unit Value at end of period	$30.165	$24.143	$18.718	$22.028	$16.468	$16.811	$16.527	$16.504	$13.245	$11.161
Number of Accumulation Units outstanding at end of period (in thousands)	194	226	262	292	312	333	383	428	310	300
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.965	$18.589	$21.887	$16.371	$16.720	$16.446	$16.432	$13.194	$11.123	$12.399
Accumulation Unit Value at end of period	$29.927	$23.965	$18.589	$21.887	$16.371	$16.720	$16.446	$16.432	$13.194	$11.123
Number of Accumulation Units outstanding at end of period (in thousands)	40	44	56	64	69	87	104	133	182	233
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.054	$24.149	$28.503	$21.374	$21.884	$21.579	$21.614	$17.398	$14.704	$16.433
Accumulation Unit Value at end of period	$38.684	$31.054	$24.149	$28.503	$21.374	$21.884	$21.579	$21.614	$17.398	$14.704
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	5	5	8	7	15	5	6
29

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Main Street Fund®
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.443	$20.305	$22.349	$19.383	$17.617	$17.284	$15.837	$12.188	$10.573	$10.729
Accumulation Unit Value at end of period	$29.721	$26.443	$20.305	$22.349	$19.383	$17.617	$17.284	$15.837	$12.188	$10.573
Number of Accumulation Units outstanding at end of period (in thousands)	41	45	51	62	69	85	102	142	196	202
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.670	$19.750	$21.783	$18.930	$17.239	$16.947	$15.559	$11.998	$10.429	$10.604
Accumulation Unit Value at end of period	$28.794	$25.670	$19.750	$21.783	$18.930	$17.239	$16.947	$15.559	$11.998	$10.429
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	6	8	10	14	18
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.292	$19.479	$21.505	$18.707	$17.053	$16.781	$15.422	$11.905	$10.358	$10.543
Accumulation Unit Value at end of period	$28.342	$25.292	$19.479	$21.505	$18.707	$17.053	$16.781	$15.422	$11.905	$10.358
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	10	10	12	14	17	23	27	31
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.553	$18.947	$20.960	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420
Accumulation Unit Value at end of period	$27.458	$24.553	$18.947	$20.960	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	9	13	19	22	24	43	81	111
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.553	$18.947	$20.960	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217	$10.420
Accumulation Unit Value at end of period	$27.458	$24.553	$18.947	$20.960	$18.269	$16.688	$16.454	$15.152	$11.719	$10.217
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	9	13	19	22	24	43	81	111
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.659	$18.303	$20.298	$17.736	$16.242	$16.055	$14.821	$11.492	$10.044	$10.269
Accumulation Unit Value at end of period	$26.392	$23.659	$18.303	$20.298	$17.736	$16.242	$16.055	$14.821	$11.492	$10.044
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	17	17	16	19	20	25	36
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.484	$18.177	$20.168	$17.632	$16.154	$15.976	$14.756	$11.447	$10.010	$10.239
Accumulation Unit Value at end of period	$26.184	$23.484	$18.177	$20.168	$17.632	$16.154	$15.976	$14.756	$11.447	$10.010
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	6	6	6	8	10	11	14
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.105	$25.688	$28.573	$25.042	$23.001	$22.804	$21.115	$16.421	$14.396	$14.762
Accumulation Unit Value at end of period	$36.819	$33.105	$25.688	$28.573	$25.042	$23.001	$22.804	$21.115	$16.421	$14.396
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
30

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.156	$22.580	$25.532	$22.673	$19.491	$20.996	$19.022	$13.683	$11.763	$12.189
Accumulation Unit Value at end of period	$33.299	$28.156	$22.580	$25.532	$22.673	$19.491	$20.996	$19.022	$13.683	$11.763
Number of Accumulation Units outstanding at end of period (in thousands)	210	239	267	305	375	454	569	756	1,431	1,698
With Principal First Preferred
Accumulation Unit Value at beginning of period	$27.333	$21.964	$24.885	$22.143	$19.073	$20.587	$18.689	$13.470	$11.603	$12.048
Accumulation Unit Value at end of period	$32.261	$27.333	$21.964	$24.885	$22.143	$19.073	$20.587	$18.689	$13.470	$11.603
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	24	28	35	45	67	91	148	196
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.930	$21.662	$24.568	$21.882	$18.868	$20.385	$18.524	$13.365	$11.524	$11.978
Accumulation Unit Value at end of period	$31.754	$26.930	$21.662	$24.568	$21.882	$18.868	$20.385	$18.524	$13.365	$11.524
Number of Accumulation Units outstanding at end of period (in thousands)	29	34	35	42	50	59	75	97	147	170
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.143	$21.071	$23.945	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839
Accumulation Unit Value at end of period	$30.764	$26.143	$21.071	$23.945	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367
Number of Accumulation Units outstanding at end of period (in thousands)	74	89	107	132	177	239	328	472	784	1,005
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$26.143	$21.071	$23.945	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367	$11.839
Accumulation Unit Value at end of period	$30.764	$26.143	$21.071	$23.945	$21.370	$18.463	$19.988	$18.200	$13.157	$11.367
Number of Accumulation Units outstanding at end of period (in thousands)	74	89	107	132	177	239	328	472	784	1,005
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.191	$20.354	$23.189	$20.747	$17.970	$19.503	$17.802	$12.902	$11.175	$11.667
Accumulation Unit Value at end of period	$29.570	$25.191	$20.354	$23.189	$20.747	$17.970	$19.503	$17.802	$12.902	$11.175
Number of Accumulation Units outstanding at end of period (in thousands)	75	80	86	103	114	124	130	138	146	154
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.005	$20.214	$23.040	$20.625	$17.872	$19.407	$17.724	$12.851	$11.137	$11.633
Accumulation Unit Value at end of period	$29.337	$25.005	$20.214	$23.040	$20.625	$17.872	$19.407	$17.724	$12.851	$11.137
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	14	22	28	35	43	65	79
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$36.587	$29.651	$33.881	$30.405	$26.413	$28.753	$26.325	$19.136	$16.624	$17.408
Accumulation Unit Value at end of period	$42.819	$36.587	$29.651	$33.881	$30.405	$26.413	$28.753	$26.325	$19.136	$16.624
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	3	3	2	1	1
31

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.002	$21.091	$24.485	$22.582	$19.826	$22.126	$20.444	$15.441	$13.341	$13.385
Accumulation Unit Value at end of period	$25.925	$26.002	$21.091	$24.485	$22.582	$19.826	$22.126	$20.444	$15.441	$13.341
Number of Accumulation Units outstanding at end of period (in thousands)	40	43	51	61	73	90	115	171	269	286
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160	$13.230
Accumulation Unit Value at end of period	$25.117	$25.242	$20.515	$23.865	$22.054	$19.401	$21.695	$20.086	$15.201	$13.160
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	4	4	8	11	21	24
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.870	$20.233	$23.560	$21.794	$19.192	$21.483	$19.909	$15.082	$13.070	$13.153
Accumulation Unit Value at end of period	$24.722	$24.870	$20.233	$23.560	$21.794	$19.192	$21.483	$19.909	$15.082	$13.070
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	9	11	12	13	14	15	21	23
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.143	$19.681	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000
Accumulation Unit Value at end of period	$23.952	$24.143	$19.681	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	12	15	23	28	46	88	146	164
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.143	$19.681	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893	$13.000
Accumulation Unit Value at end of period	$23.952	$24.143	$19.681	$22.963	$21.285	$18.780	$21.064	$19.561	$14.848	$12.893
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	12	15	23	28	46	88	146	164
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.264	$19.012	$22.238	$20.664	$18.278	$20.553	$19.133	$14.560	$12.674	$12.812
Accumulation Unit Value at end of period	$23.022	$23.264	$19.012	$22.238	$20.664	$18.278	$20.553	$19.133	$14.560	$12.674
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	17	20	20	22	23	24	16	13
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.092	$18.881	$22.096	$20.542	$18.180	$20.452	$19.049	$14.503	$12.631	$12.774
Accumulation Unit Value at end of period	$22.840	$23.092	$18.881	$22.096	$20.542	$18.180	$20.452	$19.049	$14.503	$12.631
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	5	5	17	18	23	26	31
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.371	$24.894	$29.206	$27.220	$24.150	$27.237	$25.432	$19.410	$16.948	$17.183
Accumulation Unit Value at end of period	$29.965	$30.371	$24.894	$29.206	$27.220	$24.150	$27.237	$25.432	$19.410	$16.948
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	3	1
32

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.283	$26.947	$31.105	$26.762	$23.140	$24.954	$23.137	$17.253	$14.675	$15.164
Accumulation Unit Value at end of period	$32.544	$33.283	$26.947	$31.105	$26.762	$23.140	$24.954	$23.137	$17.253	$14.675
Number of Accumulation Units outstanding at end of period (in thousands)	127	133	153	181	223	272	332	451	842	1,005
With Principal First Preferred
Accumulation Unit Value at beginning of period	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476	$14.988
Accumulation Unit Value at end of period	$31.530	$32.310	$26.211	$30.317	$26.136	$22.644	$24.468	$22.731	$16.984	$14.476
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	23	27	32	43	55	92	140	189
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$31.834	$25.851	$29.930	$25.828	$22.400	$24.228	$22.531	$16.852	$14.377	$14.901
Accumulation Unit Value at end of period	$31.035	$31.834	$25.851	$29.930	$25.828	$22.400	$24.228	$22.531	$16.852	$14.377
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	15	19	29	33	37	55	82	92
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.904	$25.146	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728
Accumulation Unit Value at end of period	$30.067	$30.904	$25.146	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182
Number of Accumulation Units outstanding at end of period (in thousands)	79	85	100	119	154	198	241	342	537	757
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$30.904	$25.146	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182	$14.728
Accumulation Unit Value at end of period	$30.067	$30.904	$25.146	$29.172	$25.224	$21.920	$23.756	$22.137	$16.590	$14.182
Number of Accumulation Units outstanding at end of period (in thousands)	79	85	100	119	154	198	241	342	537	757
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.642	$24.180	$28.121	$24.376	$21.236	$23.073	$21.554	$16.194	$13.878	$14.448
Accumulation Unit Value at end of period	$28.768	$29.642	$24.180	$28.121	$24.376	$21.236	$23.073	$21.554	$16.194	$13.878
Number of Accumulation Units outstanding at end of period (in thousands)	42	42	48	54	61	70	72	93	85	94
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.396	$23.991	$27.916	$24.210	$21.102	$22.939	$21.439	$16.115	$13.818	$14.393
Accumulation Unit Value at end of period	$28.515	$29.396	$23.991	$27.916	$24.210	$21.102	$22.939	$21.439	$16.115	$13.818
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	10	13	22	27	37	52	75
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.820	$24.398	$28.460	$24.744	$21.622	$23.562	$22.077	$16.636	$14.300	$14.933
Accumulation Unit Value at end of period	$28.854	$29.820	$24.398	$28.460	$24.744	$21.622	$23.562	$22.077	$16.636	$14.300
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	3	1

33

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.660	$9.590	$9.553	$9.609	$9.711	$9.822	$9.934	$9.986	$—	$—
Accumulation Unit Value at end of period	$9.578	$9.660	$9.590	$9.553	$9.609	$9.711	$9.822	$9.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	492	451	516	444	756	774	446	371	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$9.984	$—	$—
Accumulation Unit Value at end of period	$9.433	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	31	19	24	48	55	21	13	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.471	$9.430	$9.422	$9.506	$9.636	$9.775	$9.917	$9.982	$—	$—
Accumulation Unit Value at end of period	$9.362	$9.471	$9.430	$9.422	$9.506	$9.636	$9.775	$9.917	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	70	137	88	89	89	51	125	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.347	$9.326	$9.336	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—
Accumulation Unit Value at end of period	$9.221	$9.347	$9.326	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	171	164	147	185	181	230	71	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$9.347	$9.326	$9.336	$9.438	$9.586	$9.744	$9.905	$9.980	$—	$—
Accumulation Unit Value at end of period	$9.221	$9.347	$9.326	$9.336	$9.438	$9.586	$9.744	$9.905	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	171	164	147	185	181	230	71	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.194	$9.196	$9.229	$9.354	$9.524	$9.706	$9.891	$9.977	$—	$—
Accumulation Unit Value at end of period	$9.048	$9.194	$9.196	$9.229	$9.354	$9.524	$9.706	$9.891	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	134	136	142	120	153	91	105	77	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.164	$9.170	$9.208	$9.337	$9.512	$9.698	$9.888	$9.976	$—	$—
Accumulation Unit Value at end of period	$9.013	$9.164	$9.170	$9.208	$9.337	$9.512	$9.698	$9.888	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	104	144	60	59	34	33	4	19	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.014	$9.043	$9.103	$9.254	$9.450	$9.660	$9.873	$9.973	$—	$—
Accumulation Unit Value at end of period	$8.844	$9.014	$9.043	$9.103	$9.254	$9.450	$9.660	$9.873	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	6	—	—	—	—
34

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.275	$26.960	$31.562	$27.997	$23.713	$24.810	$22.822	$17.258	$15.267	$15.801
Accumulation Unit Value at end of period	$33.503	$33.275	$26.960	$31.562	$27.997	$23.713	$24.810	$22.822	$17.258	$15.267
Number of Accumulation Units outstanding at end of period (in thousands)	94	112	134	160	195	229	289	374	745	827
With Principal First Preferred
Accumulation Unit Value at beginning of period	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060	$15.618
Accumulation Unit Value at end of period	$32.459	$32.302	$26.224	$30.762	$27.342	$23.205	$24.326	$22.422	$16.990	$15.060
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	12	16	20	25	45	59	64
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$31.827	$25.864	$30.370	$27.020	$22.955	$24.088	$22.225	$16.857	$14.957	$15.527
Accumulation Unit Value at end of period	$31.949	$31.827	$25.864	$30.370	$27.020	$22.955	$24.088	$22.225	$16.857	$14.957
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	7	11	15	21	29	44	58
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$30.896	$25.158	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347
Accumulation Unit Value at end of period	$30.953	$30.896	$25.158	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	37	54	76	98	134	180	282	347
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$30.896	$25.158	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754	$15.347
Accumulation Unit Value at end of period	$30.953	$30.896	$25.158	$29.600	$26.388	$22.463	$23.619	$21.836	$16.595	$14.754
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	37	54	76	98	134	180	282	347
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.502	$24.083	$28.406	$25.387	$21.665	$22.837	$21.166	$16.126	$14.373	$14.987
Accumulation Unit Value at end of period	$29.482	$29.502	$24.083	$28.406	$25.387	$21.665	$22.837	$21.166	$16.126	$14.373
Number of Accumulation Units outstanding at end of period (in thousands)	20	24	26	29	29	34	31	53	47	46
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.224	$23.868	$28.167	$25.186	$21.504	$22.679	$21.029	$16.030	$14.295	$14.913
Accumulation Unit Value at end of period	$29.190	$29.224	$23.868	$28.167	$25.186	$21.504	$22.679	$21.029	$16.030	$14.295
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	5	6	6	11	17	33	42
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.443	$21.651	$25.614	$22.960	$19.653	$20.778	$19.316	$14.760	$13.195	$13.801
Accumulation Unit Value at end of period	$26.346	$26.443	$21.651	$25.614	$22.960	$19.653	$20.778	$19.316	$14.760	$13.195
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	6	2	2	3	1
35

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Bond Debenture Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.352	$19.054	$20.082	$18.601	$16.780	$17.238	$16.711	$15.627	$14.047	$13.613
Accumulation Unit Value at end of period	$22.650	$21.352	$19.054	$20.082	$18.601	$16.780	$17.238	$16.711	$15.627	$14.047
Number of Accumulation Units outstanding at end of period (in thousands)	258	262	307	342	393	471	585	812	1,190	1,265
With Principal First Preferred
Accumulation Unit Value at beginning of period	$20.728	$18.534	$19.573	$18.165	$16.420	$16.902	$16.418	$15.384	$13.856	$13.455
Accumulation Unit Value at end of period	$21.944	$20.728	$18.534	$19.573	$18.165	$16.420	$16.902	$16.418	$15.384	$13.856
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	17	18	15	23	35	49	92	80
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.423	$18.280	$19.323	$17.952	$16.243	$16.736	$16.274	$15.264	$13.762	$13.376
Accumulation Unit Value at end of period	$21.599	$20.423	$18.280	$19.323	$17.952	$16.243	$16.736	$16.274	$15.264	$13.762
Number of Accumulation Units outstanding at end of period (in thousands)	35	47	53	79	59	54	77	112	135	149
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.826	$17.781	$18.834	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221
Accumulation Unit Value at end of period	$20.926	$19.826	$17.781	$18.834	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575
Number of Accumulation Units outstanding at end of period (in thousands)	75	89	105	140	178	228	327	489	701	761
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$19.826	$17.781	$18.834	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575	$13.221
Accumulation Unit Value at end of period	$20.926	$19.826	$17.781	$18.834	$17.532	$15.895	$16.410	$15.988	$15.026	$13.575
Number of Accumulation Units outstanding at end of period (in thousands)	75	89	105	140	178	228	327	489	701	761
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.104	$17.176	$18.239	$17.021	$15.470	$16.012	$15.639	$14.735	$13.345	$13.030
Accumulation Unit Value at end of period	$20.113	$19.104	$17.176	$18.239	$17.021	$15.470	$16.012	$15.639	$14.735	$13.345
Number of Accumulation Units outstanding at end of period (in thousands)	78	89	97	109	110	117	126	126	123	105
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.963	$17.058	$18.122	$16.920	$15.386	$15.933	$15.570	$14.677	$13.299	$12.992
Accumulation Unit Value at end of period	$19.955	$18.963	$17.058	$18.122	$16.920	$15.386	$15.933	$15.570	$14.677	$13.299
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	9	20	18	28	43	65	118
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.644	$19.519	$20.789	$19.458	$17.739	$18.415	$18.041	$17.049	$15.487	$15.166
Accumulation Unit Value at end of period	$22.720	$21.644	$19.519	$20.789	$19.458	$17.739	$18.415	$18.041	$17.049	$15.487
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	6	4	1	1	2	4
36

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Series Fund – Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.032	$22.425	$23.797	$20.207	$17.759	$18.356	$16.647	$13.163	$11.841	$11.954
Accumulation Unit Value at end of period	$31.984	$28.032	$22.425	$23.797	$20.207	$17.759	$18.356	$16.647	$13.163	$11.841
Number of Accumulation Units outstanding at end of period (in thousands)	33	42	47	60	86	56	74	86	101	136
With Principal First Preferred
Accumulation Unit Value at beginning of period	$27.213	$21.813	$23.194	$19.735	$17.378	$17.998	$16.355	$12.959	$11.680	$11.816
Accumulation Unit Value at end of period	$30.987	$27.213	$21.813	$23.194	$19.735	$17.378	$17.998	$16.355	$12.959	$11.680
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	4	7	12	14	15
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.812	$21.514	$22.898	$19.502	$17.191	$17.822	$16.211	$12.857	$11.600	$11.747
Accumulation Unit Value at end of period	$30.500	$26.812	$21.514	$22.898	$19.502	$17.191	$17.822	$16.211	$12.857	$11.600
Number of Accumulation Units outstanding at end of period (in thousands)	11	8	12	15	16	11	13	18	21	26
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.028	$20.927	$22.317	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611
Accumulation Unit Value at end of period	$29.549	$26.028	$20.927	$22.317	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	11	12	15	17	21	29	47	68
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$26.028	$20.927	$22.317	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443	$11.611
Accumulation Unit Value at end of period	$29.549	$26.028	$20.927	$22.317	$19.046	$16.823	$17.475	$15.928	$12.658	$11.443
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	11	12	15	17	21	29	47	68
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.081	$20.215	$21.613	$18.491	$16.373	$17.051	$15.580	$12.412	$11.249	$11.442
Accumulation Unit Value at end of period	$28.402	$25.081	$20.215	$21.613	$18.491	$16.373	$17.051	$15.580	$12.412	$11.249
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	16	17	22	19	19	20	20	18
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.895	$20.076	$21.474	$18.382	$16.284	$16.967	$15.511	$12.363	$11.210	$11.409
Accumulation Unit Value at end of period	$28.178	$24.895	$20.076	$21.474	$18.382	$16.284	$16.967	$15.511	$12.363	$11.210
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	1	2	3	3	5
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.119	$24.349	$26.110	$22.406	$19.899	$20.785	$19.049	$15.221	$13.836	$14.117
Accumulation Unit Value at end of period	$34.005	$30.119	$24.349	$26.110	$22.406	$19.899	$20.785	$19.049	$15.221	$13.836
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
37

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Fundamental Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.417	$21.159	$23.304	$20.940	$18.301	$19.173	$18.102	$13.488	$12.338	$13.068
Accumulation Unit Value at end of period	$25.572	$25.417	$21.159	$23.304	$20.940	$18.301	$19.173	$18.102	$13.488	$12.338
Number of Accumulation Units outstanding at end of period (in thousands)	137	145	166	189	212	258	301	420	254	296
With Principal First Preferred
Accumulation Unit Value at beginning of period	$24.674	$20.581	$22.713	$20.450	$17.909	$18.800	$17.785	$13.278	$12.171	$12.916
Accumulation Unit Value at end of period	$24.775	$24.674	$20.581	$22.713	$20.450	$17.909	$18.800	$17.785	$13.278	$12.171
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	4	9	15	16	20	22
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.311	$20.298	$22.424	$20.210	$17.716	$18.616	$17.629	$13.175	$12.088	$12.841
Accumulation Unit Value at end of period	$24.386	$24.311	$20.298	$22.424	$20.210	$17.716	$18.616	$17.629	$13.175	$12.088
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	20	24	25	29	38	45	33	41
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.600	$19.744	$21.855	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692
Accumulation Unit Value at end of period	$23.626	$23.600	$19.744	$21.855	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	19	23	27	35	48	66	86	122
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$23.600	$19.744	$21.855	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924	$12.692
Accumulation Unit Value at end of period	$23.626	$23.600	$19.744	$21.855	$19.737	$17.336	$18.253	$17.320	$12.970	$11.924
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	19	23	27	35	48	66	86	122
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.741	$19.073	$21.165	$19.161	$16.873	$17.810	$16.941	$12.718	$11.722	$12.508
Accumulation Unit Value at end of period	$22.709	$22.741	$19.073	$21.165	$19.161	$16.873	$17.810	$16.941	$12.718	$11.722
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	11	16	16	38	39	47	39
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.573	$18.942	$21.030	$19.048	$16.781	$17.722	$16.867	$12.668	$11.682	$12.472
Accumulation Unit Value at end of period	$22.530	$22.573	$18.942	$21.030	$19.048	$16.781	$17.722	$16.867	$12.668	$11.682
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	10	12	14	20	23	26	26	27
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.401	$22.210	$24.720	$22.447	$19.825	$20.989	$20.026	$15.078	$13.939	$14.919
Accumulation Unit Value at end of period	$26.285	$26.401	$22.210	$24.720	$22.447	$19.825	$20.989	$20.026	$15.078	$13.939
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
38

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Lord Abbett Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.972	$17.319	$19.073	$17.016	$14.698	$15.306	$14.382	$10.706	$9.661	$10.406
Accumulation Unit Value at end of period	$21.292	$20.972	$17.319	$19.073	$17.016	$14.698	$15.306	$14.382	$10.706	$9.661
Number of Accumulation Units outstanding at end of period (in thousands)	748	789	935	1,104	1,238	1,547	1,998	2,736	4,139	4,546
With Principal First Preferred
Accumulation Unit Value at beginning of period	$20.359	$16.846	$18.589	$16.618	$14.383	$15.008	$14.130	$10.539	$9.530	$10.285
Accumulation Unit Value at end of period	$20.628	$20.359	$16.846	$18.589	$16.618	$14.383	$15.008	$14.130	$10.539	$9.530
Number of Accumulation Units outstanding at end of period (in thousands)	55	55	65	69	82	99	113	138	201	242
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.059	$16.615	$18.352	$16.423	$14.228	$14.861	$14.006	$10.457	$9.465	$10.225
Accumulation Unit Value at end of period	$20.304	$20.059	$16.615	$18.352	$16.423	$14.228	$14.861	$14.006	$10.457	$9.465
Number of Accumulation Units outstanding at end of period (in thousands)	120	129	150	168	187	214	263	380	483	563
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.473	$16.161	$17.887	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107
Accumulation Unit Value at end of period	$19.671	$19.473	$16.161	$17.887	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337
Number of Accumulation Units outstanding at end of period (in thousands)	169	194	225	298	386	484	671	1,033	1,527	1,893
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$19.473	$16.161	$17.887	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337	$10.107
Accumulation Unit Value at end of period	$19.671	$19.473	$16.161	$17.887	$16.038	$13.923	$14.571	$13.761	$10.294	$9.337
Number of Accumulation Units outstanding at end of period (in thousands)	169	194	225	298	386	484	671	1,033	1,527	1,893
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.764	$15.612	$17.322	$15.571	$13.550	$14.218	$13.460	$10.094	$9.178	$9.960
Accumulation Unit Value at end of period	$18.907	$18.764	$15.612	$17.322	$15.571	$13.550	$14.218	$13.460	$10.094	$9.178
Number of Accumulation Units outstanding at end of period (in thousands)	164	183	207	237	252	270	307	323	252	253
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.625	$15.504	$17.211	$15.479	$13.477	$14.148	$13.401	$10.055	$9.147	$9.931
Accumulation Unit Value at end of period	$18.758	$18.625	$15.504	$17.211	$15.479	$13.477	$14.148	$13.401	$10.055	$9.147
Number of Accumulation Units outstanding at end of period (in thousands)	23	23	35	39	43	46	61	70	104	129
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.340	$21.147	$23.534	$21.218	$18.520	$19.491	$18.508	$13.921	$12.696	$13.819
Accumulation Unit Value at end of period	$25.458	$25.340	$21.147	$23.534	$21.218	$18.520	$19.491	$18.508	$13.921	$12.696
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	6	6	6	7	8	16	5	5
39

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Morgan Stanley VIF Discovery Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$38.479	$27.809	$25.452	$18.576	$20.614	$22.180	$22.031	$16.210	$15.114	$16.471
Accumulation Unit Value at end of period	$95.877	$38.479	$27.809	$25.452	$18.576	$20.614	$22.180	$22.031	$16.210	$15.114
Number of Accumulation Units outstanding at end of period (in thousands)	42	43	59	54	54	65	91	137	252	308
With Principal First Preferred
Accumulation Unit Value at beginning of period	$37.354	$27.050	$24.807	$18.141	$20.172	$21.748	$21.645	$15.958	$14.909	$16.279
Accumulation Unit Value at end of period	$92.889	$37.354	$27.050	$24.807	$18.141	$20.172	$21.748	$21.645	$15.958	$14.909
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	4	5	5	8	9	18	20
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$36.804	$26.679	$24.490	$17.928	$19.954	$21.536	$21.455	$15.833	$14.807	$16.185
Accumulation Unit Value at end of period	$91.430	$36.804	$26.679	$24.490	$17.928	$19.954	$21.536	$21.455	$15.833	$14.807
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	8	9	12	13	25	34
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$35.728	$25.951	$23.870	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997
Accumulation Unit Value at end of period	$88.581	$35.728	$25.951	$23.870	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	14	17	20	30	47	63	101	147
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$35.728	$25.951	$23.870	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606	$15.997
Accumulation Unit Value at end of period	$88.581	$35.728	$25.951	$23.870	$17.508	$19.527	$21.116	$21.079	$15.587	$14.606
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	14	17	20	30	47	63	101	147
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.428	$25.068	$23.116	$16.998	$19.005	$20.603	$20.619	$15.285	$14.359	$15.765
Accumulation Unit Value at end of period	$85.144	$34.428	$25.068	$23.116	$16.998	$19.005	$20.603	$20.619	$15.285	$14.359
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	10	13	9	11	14	17	21
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$34.173	$24.896	$22.968	$16.898	$18.902	$20.502	$20.528	$15.225	$14.310	$15.719
Accumulation Unit Value at end of period	$84.473	$34.173	$24.896	$22.968	$16.898	$18.902	$20.502	$20.528	$15.225	$14.310
Number of Accumulation Units outstanding at end of period (in thousands)	11	4	5	7	6	6	7	7	12	24
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$43.539	$31.798	$29.409	$21.691	$24.324	$26.450	$26.549	$19.740	$18.599	$20.483
Accumulation Unit Value at end of period	$107.355	$43.539	$31.798	$29.409	$21.691	$24.324	$26.450	$26.549	$19.740	$18.599
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
40

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Morgan Stanley VIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.364	$17.236	$21.138	$15.831	$15.020	$17.016	$18.034	$18.445	$15.570	$19.263
Accumulation Unit Value at end of period	$23.023	$20.364	$17.236	$21.138	$15.831	$15.020	$17.016	$18.034	$18.445	$15.570
Number of Accumulation Units outstanding at end of period (in thousands)	54	57	73	87	89	116	174	242	416	453
With Principal First Preferred
Accumulation Unit Value at beginning of period	$19.769	$16.766	$20.602	$15.461	$14.698	$16.684	$17.718	$18.159	$15.358	$19.039
Accumulation Unit Value at end of period	$22.306	$19.769	$16.766	$20.602	$15.461	$14.698	$16.684	$17.718	$18.159	$15.358
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	8	10	13	19	26	32	38
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.478	$16.536	$20.339	$15.279	$14.540	$16.521	$17.562	$18.017	$15.254	$18.928
Accumulation Unit Value at end of period	$21.955	$19.478	$16.536	$20.339	$15.279	$14.540	$16.521	$17.562	$18.017	$15.254
Number of Accumulation Units outstanding at end of period (in thousands)	14	12	16	20	23	23	30	41	70	83
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.909	$16.084	$19.824	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709
Accumulation Unit Value at end of period	$21.271	$18.909	$16.084	$19.824	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046
Number of Accumulation Units outstanding at end of period (in thousands)	27	38	46	54	68	85	123	184	258	328
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$18.909	$16.084	$19.824	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046	$18.709
Accumulation Unit Value at end of period	$21.271	$18.909	$16.084	$19.824	$14.922	$14.228	$16.199	$17.255	$17.737	$15.046
Number of Accumulation Units outstanding at end of period (in thousands)	27	38	46	54	68	85	123	184	258	328
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.220	$15.537	$19.198	$14.486	$13.848	$15.806	$16.878	$17.393	$14.791	$18.438
Accumulation Unit Value at end of period	$20.445	$18.220	$15.537	$19.198	$14.486	$13.848	$15.806	$16.878	$17.393	$14.791
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	17	21	26	32	45	44	58
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.086	$15.430	$19.075	$14.401	$13.773	$15.728	$16.803	$17.325	$14.741	$18.384
Accumulation Unit Value at end of period	$20.284	$18.086	$15.430	$19.075	$14.401	$13.773	$15.728	$16.803	$17.325	$14.741
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	12	11	12	14	31	29	52	43
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.892	$17.014	$21.086	$15.959	$15.301	$17.517	$18.761	$19.392	$16.541	$20.681
Accumulation Unit Value at end of period	$22.255	$19.892	$17.014	$21.086	$15.959	$15.301	$17.517	$18.761	$19.392	$16.541
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	—	—	—	—
41

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Pioneer Fund VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.652	$2.047	$2.107	$1.757	$1.621	$1.646	$1.503	$1.143	$1.052	$1.115
Accumulation Unit Value at end of period	$3.249	$2.652	$2.047	$2.107	$1.757	$1.621	$1.646	$1.503	$1.143	$1.052
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	9	12
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.577	$1.994	$2.056	$1.718	$1.588	$1.616	$1.478	$1.127	$1.039	$1.103
Accumulation Unit Value at end of period	$3.152	$2.577	$1.994	$2.056	$1.718	$1.588	$1.616	$1.478	$1.127	$1.039
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.541	$1.967	$2.031	$1.698	$1.572	$1.601	$1.466	$1.119	$1.032	$1.097
Accumulation Unit Value at end of period	$3.104	$2.541	$1.967	$2.031	$1.698	$1.572	$1.601	$1.466	$1.119	$1.032
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.469	$1.916	$1.982	$1.661	$1.540	$1.572	$1.442	$1.103	$1.019	$1.086
Accumulation Unit Value at end of period	$3.011	$2.469	$1.916	$1.982	$1.661	$1.540	$1.572	$1.442	$1.103	$1.019
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.469	$1.916	$1.982	$1.661	$1.540	$1.572	$1.442	$1.103	$1.019	$1.086
Accumulation Unit Value at end of period	$3.011	$2.469	$1.916	$1.982	$1.661	$1.540	$1.572	$1.442	$1.103	$1.019
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.383	$1.853	$1.922	$1.614	$1.501	$1.536	$1.413	$1.083	$1.004	$1.072
Accumulation Unit Value at end of period	$2.898	$2.383	$1.853	$1.922	$1.614	$1.501	$1.536	$1.413	$1.083	$1.004
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	7	8
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.366	$1.841	$1.911	$1.605	$1.493	$1.529	$1.407	$1.079	$1.000	$1.069
Accumulation Unit Value at end of period	$2.876	$2.366	$1.841	$1.911	$1.605	$1.493	$1.529	$1.407	$1.079	$1.000
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.397	$23.714	$24.671	$20.781	$19.380	$19.885	$18.349	$14.105	$13.114	$14.044
Accumulation Unit Value at end of period	$36.859	$30.397	$23.714	$24.671	$20.781	$19.380	$19.885	$18.349	$14.105	$13.114
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
42

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.780	$25.264	$25.810	$24.372	$23.387	$24.224	$24.420	$22.912	$20.782	$21.710
Accumulation Unit Value at end of period	$27.214	$27.780	$25.264	$25.810	$24.372	$23.387	$24.224	$24.420	$22.912	$20.782
Number of Accumulation Units outstanding at end of period (in thousands)	145	174	200	229	250	302	405	580	903	950
With Principal First Preferred
Accumulation Unit Value at beginning of period	$26.839	$24.457	$25.036	$23.689	$22.776	$23.639	$23.877	$22.448	$20.402	$21.356
Accumulation Unit Value at end of period	$26.240	$26.839	$24.457	$25.036	$23.689	$22.776	$23.639	$23.877	$22.448	$20.402
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	14	15	16	25	35	53	86	106
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.366	$24.050	$24.644	$23.341	$22.464	$23.339	$23.598	$22.207	$20.203	$21.169
Accumulation Unit Value at end of period	$25.752	$26.366	$24.050	$24.644	$23.341	$22.464	$23.339	$23.598	$22.207	$20.203
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	17	15	17	33	28	39	65	68
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.137	$18.405	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461
Accumulation Unit Value at end of period	$19.628	$20.137	$18.405	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679
Number of Accumulation Units outstanding at end of period (in thousands)	41	49	61	81	103	130	190	298	441	568
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$20.137	$18.405	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679	$16.461
Accumulation Unit Value at end of period	$19.628	$20.137	$18.405	$18.896	$17.933	$17.294	$18.004	$18.240	$17.199	$15.679
Number of Accumulation Units outstanding at end of period (in thousands)	41	49	61	81	103	130	190	298	441	568
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.656	$18.010	$18.537	$17.637	$17.051	$17.795	$18.073	$17.085	$15.613	$16.433
Accumulation Unit Value at end of period	$19.111	$19.656	$18.010	$18.537	$17.637	$17.051	$17.795	$18.073	$17.085	$15.613
Number of Accumulation Units outstanding at end of period (in thousands)	57	58	67	74	76	76	67	80	70	73
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.167	$22.155	$22.815	$21.718	$21.007	$21.934	$22.288	$21.080	$19.274	$20.296
Accumulation Unit Value at end of period	$23.486	$24.167	$22.155	$22.815	$21.718	$21.007	$21.934	$22.288	$21.080	$19.274
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	13	18	25	27	34	45	66	78
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.357	$18.709	$19.315	$18.432	$17.873	$18.708	$19.058	$18.070	$16.563	$17.486
Accumulation Unit Value at end of period	$19.734	$20.357	$18.709	$19.315	$18.432	$17.873	$18.708	$19.058	$18.070	$16.563
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	1	2	1	—	—	—
43

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.413	$29.021	$32.080	$27.322	$24.320	$25.373	$22.782	$17.404	$14.757	$14.646
Accumulation Unit Value at end of period	$39.131	$37.413	$29.021	$32.080	$27.322	$24.320	$25.373	$22.782	$17.404	$14.757
Number of Accumulation Units outstanding at end of period (in thousands)	52	59	68	83	67	76	94	140	144	146
With Principal First Preferred
Accumulation Unit Value at beginning of period	$36.592	$28.441	$31.502	$26.883	$23.977	$25.066	$22.552	$17.262	$14.666	$14.585
Accumulation Unit Value at end of period	$38.196	$36.592	$28.441	$31.502	$26.883	$23.977	$25.066	$22.552	$17.262	$14.666
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	3	6	6	11	12	30
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$36.188	$28.156	$31.217	$26.667	$23.808	$24.914	$22.437	$17.192	$14.620	$14.554
Accumulation Unit Value at end of period	$37.737	$36.188	$28.156	$31.217	$26.667	$23.808	$24.914	$22.437	$17.192	$14.620
Number of Accumulation Units outstanding at end of period (in thousands)	11	7	7	7	3	4	12	23	13	14
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$35.394	$27.593	$30.654	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493
Accumulation Unit Value at end of period	$36.835	$35.394	$27.593	$30.654	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	18	26	20	27	31	55	89	104
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$35.394	$27.593	$30.654	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530	$14.493
Accumulation Unit Value at end of period	$36.835	$35.394	$27.593	$30.654	$26.238	$23.472	$24.612	$22.209	$17.051	$14.530
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	18	26	20	27	31	55	89	104
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$34.426	$26.905	$29.965	$25.713	$23.060	$24.240	$21.928	$16.878	$14.418	$14.418
Accumulation Unit Value at end of period	$35.738	$34.426	$26.905	$29.965	$25.713	$23.060	$24.240	$21.928	$16.878	$14.418
Number of Accumulation Units outstanding at end of period (in thousands)	10	24	24	25	11	13	12	12	10	13
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$34.236	$26.770	$29.829	$25.609	$22.978	$24.166	$21.873	$16.843	$14.396	$14.403
Accumulation Unit Value at end of period	$35.523	$34.236	$26.770	$29.829	$25.609	$22.978	$24.166	$21.873	$16.843	$14.396
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	3	4	4	5	7	8
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.299	$26.103	$29.159	$25.096	$22.574	$23.800	$21.596	$16.672	$14.285	$14.327
Accumulation Unit Value at end of period	$34.465	$33.299	$26.103	$29.159	$25.096	$22.574	$23.800	$21.596	$16.672	$14.285
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
44

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.826	$17.805	$18.595	$16.344	$15.307	$15.661	$14.314	$12.261	$11.021	$10.848
Accumulation Unit Value at end of period	$24.901	$21.826	$17.805	$18.595	$16.344	$15.307	$15.661	$14.314	$12.261	$11.021
Number of Accumulation Units outstanding at end of period (in thousands)	35	36	38	42	38	41	68	74	114	148
With Principal First Preferred
Accumulation Unit Value at beginning of period	$21.087	$17.236	$18.037	$15.886	$14.907	$15.283	$13.996	$12.013	$10.820	$10.671
Accumulation Unit Value at end of period	$24.009	$21.087	$17.236	$18.037	$15.886	$14.907	$15.283	$13.996	$12.013	$10.820
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	7	8	14	14	14	22	27
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.715	$16.949	$17.754	$15.652	$14.703	$15.089	$13.832	$11.884	$10.714	$10.578
Accumulation Unit Value at end of period	$23.562	$20.715	$16.949	$17.754	$15.652	$14.703	$15.089	$13.832	$11.884	$10.714
Number of Accumulation Units outstanding at end of period (in thousands)	8	6	7	6	7	8	10	16	28	29
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.355	$17.508	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103
Accumulation Unit Value at end of period	$24.242	$21.355	$17.508	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	12	16	23	27	31	47	71	83
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$21.355	$17.508	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223	$11.103
Accumulation Unit Value at end of period	$24.242	$21.355	$17.508	$18.376	$16.233	$15.279	$15.711	$14.432	$12.424	$11.223
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	12	16	23	27	31	47	71	83
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.589	$15.278	$16.076	$14.237	$13.434	$13.848	$12.752	$11.005	$9.967	$9.884
Accumulation Unit Value at end of period	$21.049	$18.589	$15.278	$16.076	$14.237	$13.434	$13.848	$12.752	$11.005	$9.967
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	19	21	19	19	17	16	16	15
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.987	$15.613	$16.437	$14.563	$13.749	$14.180	$13.064	$11.280	$10.221	$10.142
Accumulation Unit Value at end of period	$21.489	$18.987	$15.613	$16.437	$14.563	$13.749	$14.180	$13.064	$11.280	$10.221
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	2	3	3	3	4	5	6
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.221	$20.791	$21.943	$19.491	$18.447	$19.073	$17.616	$15.248	$13.851	$13.778
Accumulation Unit Value at end of period	$28.474	$25.221	$20.791	$21.943	$19.491	$18.447	$19.073	$17.616	$15.248	$13.851
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
45

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$67.870	$58.614	$63.933	$56.072	$53.153	$53.675	$49.620	$42.006	$37.208	$37.797
Accumulation Unit Value at end of period	$75.353	$67.870	$58.614	$63.933	$56.072	$53.153	$53.675	$49.620	$42.006	$37.208
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	21	24	31	34	46	74	77
With Principal First Preferred
Accumulation Unit Value at beginning of period	$65.571	$56.742	$62.015	$54.499	$51.765	$52.378	$48.518	$41.155	$36.528	$37.180
Accumulation Unit Value at end of period	$72.656	$65.571	$56.742	$62.015	$54.499	$51.765	$52.378	$48.518	$41.155	$36.528
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	3	3	4	9
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$64.415	$55.797	$61.043	$53.699	$51.056	$51.712	$47.949	$40.713	$36.172	$36.855
Accumulation Unit Value at end of period	$71.303	$64.415	$55.797	$61.043	$53.699	$51.056	$51.712	$47.949	$40.713	$36.172
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	7	7	11	11	10
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.014	$16.503	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076
Accumulation Unit Value at end of period	$21.006	$19.014	$16.503	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	17	23	29	38	50	92	157	195
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$19.014	$16.503	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849	$11.076
Accumulation Unit Value at end of period	$21.006	$19.014	$16.503	$18.091	$15.946	$15.192	$15.418	$14.325	$12.187	$10.849
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	17	23	29	38	50	92	157	195
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.977	$16.512	$18.146	$16.035	$15.314	$15.581	$14.512	$12.378	$11.047	$11.306
Accumulation Unit Value at end of period	$20.912	$18.977	$16.512	$18.146	$16.035	$15.314	$15.581	$14.512	$12.378	$11.047
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	6	5	7	7	9	27	38	40
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$59.043	$51.400	$56.514	$49.964	$47.743	$48.599	$45.288	$38.647	$34.508	$35.335
Accumulation Unit Value at end of period	$65.031	$59.043	$51.400	$56.514	$49.964	$47.743	$48.599	$45.288	$38.647	$34.508
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	3	5	6	12	11
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.332	$22.108	$24.368	$21.598	$20.689	$21.113	$19.724	$16.874	$15.104	$15.505
Accumulation Unit Value at end of period	$27.831	$25.332	$22.108	$24.368	$21.598	$20.689	$21.113	$19.724	$16.874	$15.104
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

46

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.597	$13.757	$13.593	$10.504	$10.149	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.501	$18.597	$13.757	$13.593	$10.504	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	28	38	41	44	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$18.465	$13.686	$13.550	$10.492	$10.147	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.269	$18.465	$13.686	$13.550	$10.492	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	7	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.399	$13.651	$13.529	$10.486	$10.146	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.153	$18.399	$13.651	$13.529	$10.486	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	11	12	13	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.267	$13.581	$13.486	$10.473	$10.143	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.924	$18.267	$13.581	$13.486	$10.473	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	10	10	16	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$18.267	$13.581	$13.486	$10.473	$10.143	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.924	$18.267	$13.581	$13.486	$10.473	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	10	10	16	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.105	$13.494	$13.433	$10.458	$10.140	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.640	$18.105	$13.494	$13.433	$10.458	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	3	3	4	4	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.072	$13.476	$13.422	$10.455	$10.139	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.584	$18.072	$13.476	$13.422	$10.455	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	8	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.911	$13.389	$13.369	$10.440	$10.136	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.304	$17.911	$13.389	$13.369	$10.440	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
47

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.578	$21.481	$26.865	$21.469	$22.264	$22.489	$24.404	$19.275	$15.993	$19.476
Accumulation Unit Value at end of period	$29.452	$26.578	$21.481	$26.865	$21.469	$22.264	$22.489	$24.404	$19.275	$15.993
Number of Accumulation Units outstanding at end of period (in thousands)	160	175	195	205	244	289	355	439	845	968
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.677	$20.795	$26.059	$20.866	$21.682	$21.946	$23.861	$18.885	$15.700	$19.158
Accumulation Unit Value at end of period	$28.397	$25.677	$20.795	$26.059	$20.866	$21.682	$21.946	$23.861	$18.885	$15.700
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	26	27	33	40	55	71	108	142
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.224	$20.449	$25.650	$20.560	$21.385	$21.667	$23.582	$18.682	$15.547	$18.990
Accumulation Unit Value at end of period	$27.868	$25.224	$20.449	$25.650	$20.560	$21.385	$21.667	$23.582	$18.682	$15.547
Number of Accumulation Units outstanding at end of period (in thousands)	18	21	22	23	28	30	39	45	77	89
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.613	$8.621	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135
Accumulation Unit Value at end of period	$11.702	$10.613	$8.621	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647
Number of Accumulation Units outstanding at end of period (in thousands)	172	207	243	262	334	399	505	661	1,140	1,437
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$10.613	$8.621	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647	$8.135
Accumulation Unit Value at end of period	$11.702	$10.613	$8.621	$10.835	$8.702	$9.070	$9.208	$10.042	$7.971	$6.647
Number of Accumulation Units outstanding at end of period (in thousands)	172	207	243	262	334	399	505	661	1,140	1,437
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.677	$10.323	$13.008	$10.473	$10.943	$11.137	$12.176	$9.689	$8.100	$9.939
Accumulation Unit Value at end of period	$13.943	$12.677	$10.323	$13.008	$10.473	$10.943	$11.137	$12.176	$9.689	$8.100
Number of Accumulation Units outstanding at end of period (in thousands)	134	138	153	148	160	168	172	174	180	187
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.120	$18.837	$23.746	$19.129	$19.997	$20.362	$22.273	$17.733	$14.832	$18.208
Accumulation Unit Value at end of period	$25.416	$23.120	$18.837	$23.746	$19.129	$19.997	$20.362	$22.273	$17.733	$14.832
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	10	11	15	18	24	29	44	55
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.414	$14.223	$17.976	$14.517	$15.213	$15.530	$17.029	$13.592	$11.397	$14.026
Accumulation Unit Value at end of period	$19.096	$17.414	$14.223	$17.976	$14.517	$15.213	$15.530	$17.029	$13.592	$11.397
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	4	4	4	2	2	1
48

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.812	$7.415	$9.104	$7.385	$7.389	$7.627	$8.524	$7.056	$5.864	$6.880
Accumulation Unit Value at end of period	$9.055	$8.812	$7.415	$9.104	$7.385	$7.389	$7.627	$8.524	$7.056	$5.864
Number of Accumulation Units outstanding at end of period (in thousands)	158	157	183	194	237	256	307	356	42	33
With Principal First Preferred
Accumulation Unit Value at beginning of period	$8.598	$7.249	$8.919	$7.249	$7.268	$7.517	$8.418	$6.981	$5.814	$6.835
Accumulation Unit Value at end of period	$8.817	$8.598	$7.249	$8.919	$7.249	$7.268	$7.517	$8.418	$6.981	$5.814
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	2	1	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.493	$7.168	$8.827	$7.182	$7.208	$7.462	$8.365	$6.945	$5.789	$6.813
Accumulation Unit Value at end of period	$8.701	$8.493	$7.168	$8.827	$7.182	$7.208	$7.462	$8.365	$6.945	$5.789
Number of Accumulation Units outstanding at end of period (in thousands)	16	41	23	22	25	27	31	31	3	8
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.287	$7.008	$8.648	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768
Accumulation Unit Value at end of period	$8.473	$8.287	$7.008	$8.648	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740
Number of Accumulation Units outstanding at end of period (in thousands)	8	13	14	16	19	19	21	37	52	51
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$8.287	$7.008	$8.648	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740	$6.768
Accumulation Unit Value at end of period	$8.473	$8.287	$7.008	$8.648	$7.050	$7.089	$7.354	$8.261	$6.872	$5.740
Number of Accumulation Units outstanding at end of period (in thousands)	8	13	14	16	19	19	21	37	52	51
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.036	$6.813	$8.428	$6.889	$6.944	$7.222	$8.132	$6.781	$5.679	$6.713
Accumulation Unit Value at end of period	$8.196	$8.036	$6.813	$8.428	$6.889	$6.944	$7.222	$8.132	$6.781	$5.679
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	3	4	5	5	5	2	4
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.987	$6.774	$8.385	$6.857	$6.915	$7.195	$8.106	$6.763	$5.667	$6.702
Accumulation Unit Value at end of period	$8.142	$7.987	$6.774	$8.385	$6.857	$6.915	$7.195	$8.106	$6.763	$5.667
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	2	2	4	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.199	$13.774	$17.090	$14.010	$14.166	$14.776	$16.689	$13.959	$11.725	$13.902
Accumulation Unit Value at end of period	$16.471	$16.199	$13.774	$17.090	$14.010	$14.166	$14.776	$16.689	$13.959	$11.725
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
49

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.044	$18.477	$20.236	$16.661	$15.041	$15.554	$13.812	$10.340	$8.953	$9.053
Accumulation Unit Value at end of period	$27.887	$24.044	$18.477	$20.236	$16.661	$15.041	$15.554	$13.812	$10.340	$8.953
Number of Accumulation Units outstanding at end of period (in thousands)	112	131	162	194	241	298	399	534	1,107	1,329
With Principal First Preferred
Accumulation Unit Value at beginning of period	$23.230	$17.887	$19.629	$16.194	$14.649	$15.178	$13.505	$10.131	$8.789	$8.905
Accumulation Unit Value at end of period	$26.889	$23.230	$17.887	$19.629	$16.194	$14.649	$15.178	$13.505	$10.131	$8.789
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	11	13	17	21	29	47	85	99
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.820	$17.589	$19.321	$15.956	$14.448	$14.985	$13.347	$10.022	$8.703	$8.827
Accumulation Unit Value at end of period	$26.388	$22.820	$17.589	$19.321	$15.956	$14.448	$14.985	$13.347	$10.022	$8.703
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	27	30	39	50	66	77	118	131
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.407	$11.899	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068
Accumulation Unit Value at end of period	$17.781	$15.407	$11.899	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971
Number of Accumulation Units outstanding at end of period (in thousands)	90	102	116	142	161	211	290	390	543	663
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$15.407	$11.899	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971	$6.068
Accumulation Unit Value at end of period	$17.781	$15.407	$11.899	$13.097	$10.838	$9.833	$10.219	$9.120	$6.862	$5.971
Number of Accumulation Units outstanding at end of period (in thousands)	90	102	116	142	161	211	290	390	543	663
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.899	$12.310	$13.583	$11.268	$10.249	$10.678	$9.554	$7.206	$6.286	$6.404
Accumulation Unit Value at end of period	$18.303	$15.899	$12.310	$13.583	$11.268	$10.249	$10.678	$9.554	$7.206	$6.286
Number of Accumulation Units outstanding at end of period (in thousands)	49	52	57	76	89	100	124	155	152	161
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.917	$16.203	$17.887	$14.846	$13.510	$14.083	$12.606	$9.513	$8.303	$8.463
Accumulation Unit Value at end of period	$24.067	$20.917	$16.203	$17.887	$14.846	$13.510	$14.083	$12.606	$9.513	$8.303
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	6	7	11	22	34	38
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$35.099	$27.257	$30.166	$25.100	$22.898	$23.929	$21.473	$16.245	$14.214	$14.524
Accumulation Unit Value at end of period	$40.284	$35.099	$27.257	$30.166	$25.100	$22.898	$23.929	$21.473	$16.245	$14.214
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	3	3	4	1	—	—
50

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$42.744	$34.802	$43.966	$41.229	$32.712	$34.555	$33.794	$24.486	$21.083	$22.385
Accumulation Unit Value at end of period	$43.930	$42.744	$34.802	$43.966	$41.229	$32.712	$34.555	$33.794	$24.486	$21.083
Number of Accumulation Units outstanding at end of period (in thousands)	79	80	86	94	117	138	175	226	484	577
With Principal First Preferred
Accumulation Unit Value at beginning of period	$41.296	$33.690	$42.646	$40.071	$31.858	$33.720	$33.044	$23.990	$20.697	$22.019
Accumulation Unit Value at end of period	$42.357	$41.296	$33.690	$42.646	$40.071	$31.858	$33.720	$33.044	$23.990	$20.697
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	10	12	16	24	32	53	72
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$40.568	$33.129	$41.978	$39.483	$31.421	$33.291	$32.656	$23.733	$20.495	$21.826
Accumulation Unit Value at end of period	$41.568	$40.568	$33.129	$41.978	$39.483	$31.421	$33.291	$32.656	$23.733	$20.495
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	10	12	15	17	22	29	53	65
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$36.795	$30.108	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156
Accumulation Unit Value at end of period	$37.627	$36.795	$30.108	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889
Number of Accumulation Units outstanding at end of period (in thousands)	55	57	61	77	108	138	172	231	406	528
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$36.795	$30.108	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889	$20.156
Accumulation Unit Value at end of period	$37.627	$36.795	$30.108	$38.227	$36.027	$28.728	$30.499	$29.977	$21.829	$18.889
Number of Accumulation Units outstanding at end of period (in thousands)	55	57	61	77	108	138	172	231	406	528
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.650	$27.604	$35.135	$33.196	$26.537	$28.243	$27.829	$20.316	$17.624	$18.853
Accumulation Unit Value at end of period	$34.326	$33.650	$27.604	$35.135	$33.196	$26.537	$28.243	$27.829	$20.316	$17.624
Number of Accumulation Units outstanding at end of period (in thousands)	44	41	42	46	50	52	57	62	73	69
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$37.184	$30.518	$38.863	$36.736	$29.382	$31.287	$30.844	$22.528	$19.552	$20.927
Accumulation Unit Value at end of period	$37.911	$37.184	$30.518	$38.863	$36.736	$29.382	$31.287	$30.844	$22.528	$19.552
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	7	9	10	13	15	29	35
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.498	$24.270	$30.985	$29.362	$23.543	$25.132	$24.838	$18.187	$15.824	$16.979
Accumulation Unit Value at end of period	$30.000	$29.498	$24.270	$30.985	$29.362	$23.543	$25.132	$24.838	$18.187	$15.824
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	2	2	2	2	2	1
51

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Putnam VT Sustainable Leaders Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.774	$26.539	$27.262	$21.341	$20.028	$20.318	$18.110	$13.427	$11.632	$12.397
Accumulation Unit Value at end of period	$45.531	$35.774	$26.539	$27.262	$21.341	$20.028	$20.318	$18.110	$13.427	$11.632
Number of Accumulation Units outstanding at end of period (in thousands)	47	58	73	86	106	125	153	213	27	29
With Principal First Preferred
Accumulation Unit Value at beginning of period	$35.112	$26.099	$26.864	$21.071	$19.815	$20.142	$17.989	$13.364	$11.601	$12.389
Accumulation Unit Value at end of period	$44.598	$35.112	$26.099	$26.864	$21.071	$19.815	$20.142	$17.989	$13.364	$11.601
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	1	1	2	3	3	2	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$34.785	$25.882	$26.668	$20.938	$19.709	$20.055	$17.929	$13.333	$11.586	$12.384
Accumulation Unit Value at end of period	$44.140	$34.785	$25.882	$26.668	$20.938	$19.709	$20.055	$17.929	$13.333	$11.586
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	8	10	12	14	16	20	2	2
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$34.141	$25.454	$26.279	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376
Accumulation Unit Value at end of period	$43.236	$34.141	$25.454	$26.279	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	12	13	16	18	19	21
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$34.141	$25.454	$26.279	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554	$12.376
Accumulation Unit Value at end of period	$43.236	$34.141	$25.454	$26.279	$20.674	$19.499	$19.881	$17.810	$13.270	$11.554
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	12	13	16	18	19	21
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.353	$24.929	$25.801	$20.349	$19.241	$19.667	$17.661	$13.193	$11.516	$12.365
Accumulation Unit Value at end of period	$42.132	$33.353	$24.929	$25.801	$20.349	$19.241	$19.667	$17.661	$13.193	$11.516
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	2	1	2	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.198	$24.825	$25.706	$20.284	$19.189	$19.624	$17.632	$13.177	$11.508	$12.363
Accumulation Unit Value at end of period	$41.915	$33.198	$24.825	$25.706	$20.284	$19.189	$19.624	$17.632	$13.177	$11.508
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	2	2	2	3	1	1
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.431	$24.312	$25.238	$19.965	$18.935	$19.412	$17.485	$13.100	$11.469	$12.352
Accumulation Unit Value at end of period	$40.845	$32.431	$24.312	$25.238	$19.965	$18.935	$19.412	$17.485	$13.100	$11.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
52

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.881	$2.350	$2.562	$2.205	$2.009	$2.190	$2.262	$1.734	$1.430	$1.460
Accumulation Unit Value at end of period	$3.251	$2.881	$2.350	$2.562	$2.205	$2.009	$2.190	$2.262	$1.734	$1.430
Number of Accumulation Units outstanding at end of period (in thousands)	159	213	267	357	433	527	707	508	769	932
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.794	$2.283	$2.494	$2.151	$1.964	$2.144	$2.219	$1.705	$1.409	$1.442
Accumulation Unit Value at end of period	$3.146	$2.794	$2.283	$2.494	$2.151	$1.964	$2.144	$2.219	$1.705	$1.409
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	12	14	39	49	63	76	152	179
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.750	$2.250	$2.460	$2.124	$1.941	$2.122	$2.198	$1.690	$1.399	$1.432
Accumulation Unit Value at end of period	$3.094	$2.750	$2.250	$2.460	$2.124	$1.941	$2.122	$2.198	$1.690	$1.399
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	19	21	31	33	70	65	87	126
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.666	$2.186	$2.394	$2.071	$1.897	$2.078	$2.157	$1.662	$1.378	$1.414
Accumulation Unit Value at end of period	$2.994	$2.666	$2.186	$2.394	$2.071	$1.897	$2.078	$2.157	$1.662	$1.378
Number of Accumulation Units outstanding at end of period (in thousands)	52	58	76	90	135	182	286	209	367	533
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.666	$2.186	$2.394	$2.071	$1.897	$2.078	$2.157	$1.662	$1.378	$1.414
Accumulation Unit Value at end of period	$2.994	$2.666	$2.186	$2.394	$2.071	$1.897	$2.078	$2.157	$1.662	$1.378
Number of Accumulation Units outstanding at end of period (in thousands)	52	58	76	90	135	182	286	209	367	533
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.565	$2.108	$2.315	$2.008	$1.843	$2.024	$2.106	$1.627	$1.352	$1.391
Accumulation Unit Value at end of period	$2.873	$2.565	$2.108	$2.315	$2.008	$1.843	$2.024	$2.106	$1.627	$1.352
Number of Accumulation Units outstanding at end of period (in thousands)	40	46	55	68	81	88	122	71	54	32
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.545	$2.093	$2.299	$1.995	$1.833	$2.013	$2.096	$1.620	$1.347	$1.386
Accumulation Unit Value at end of period	$2.849	$2.545	$2.093	$2.299	$1.995	$1.833	$2.013	$2.096	$1.620	$1.347
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	9	10	13	17	11	13	16
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.403	$25.887	$28.511	$24.800	$22.839	$25.149	$26.251	$20.341	$16.956	$17.493
Accumulation Unit Value at end of period	$35.063	$31.403	$25.887	$28.511	$24.800	$22.839	$25.149	$26.251	$20.341	$16.956
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
53

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Rational Trend Aggregation VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.215	$2.088	$2.213	$2.275	$2.152	$2.245	$2.062	$1.738	$1.578	$1.490
Accumulation Unit Value at end of period	$2.216	$2.215	$2.088	$2.213	$2.275	$2.152	$2.245	$2.062	$1.738	$1.578
Number of Accumulation Units outstanding at end of period (in thousands)	128	156	187	267	304	371	475	495	588	604
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.145	$2.026	$2.152	$2.217	$2.100	$2.196	$2.021	$1.707	$1.552	$1.470
Accumulation Unit Value at end of period	$2.142	$2.145	$2.026	$2.152	$2.217	$2.100	$2.196	$2.021	$1.707	$1.552
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	4	26	35	39	77	116	126
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.100	$1.986	$2.112	$2.177	$2.065	$2.161	$1.991	$1.684	$1.532	$1.452
Accumulation Unit Value at end of period	$2.095	$2.100	$1.986	$2.112	$2.177	$2.065	$2.161	$1.991	$1.684	$1.532
Number of Accumulation Units outstanding at end of period (in thousands)	39	41	43	45	56	63	89	71	63	79
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.063	$1.955	$2.083	$2.151	$2.045	$2.144	$1.979	$1.677	$1.530	$1.452
Accumulation Unit Value at end of period	$2.054	$2.063	$1.955	$2.083	$2.151	$2.045	$2.144	$1.979	$1.677	$1.530
Number of Accumulation Units outstanding at end of period (in thousands)	94	105	134	158	186	234	344	399	475	697
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.063	$1.955	$2.083	$2.151	$2.045	$2.144	$1.979	$1.677	$1.530	$1.452
Accumulation Unit Value at end of period	$2.054	$2.063	$1.955	$2.083	$2.151	$2.045	$2.144	$1.979	$1.677	$1.530
Number of Accumulation Units outstanding at end of period (in thousands)	94	105	134	158	186	234	344	399	475	697
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.763	$18.772	$20.048	$20.763	$19.782	$20.798	$19.242	$16.347	$14.947	$14.227
Accumulation Unit Value at end of period	$19.623	$19.763	$18.772	$20.048	$20.763	$19.782	$20.798	$19.242	$16.347	$14.947
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	6	6	6	9	7	4	2
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.923	$1.828	$1.953	$2.024	$1.929	$2.029	$1.878	$1.597	$1.461	$1.391
Accumulation Unit Value at end of period	$1.909	$1.923	$1.828	$1.953	$2.024	$1.929	$2.029	$1.878	$1.597	$1.461
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	8	10	12	21	22	24	37
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.761	$19.779	$21.187	$22.008	$21.032	$22.178	$20.580	$17.537	$16.083	$15.355
Accumulation Unit Value at end of period	$20.552	$20.761	$19.779	$21.187	$22.008	$21.032	$22.178	$20.580	$17.537	$16.083
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

54

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Discovery Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$42.987	$31.278	$34.045	$26.669	$25.062	$25.728	$25.934	$18.243	$15.674	$15.788
Accumulation Unit Value at end of period	$69.120	$42.987	$31.278	$34.045	$26.669	$25.062	$25.728	$25.934	$18.243	$15.674
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469	$15.613
Accumulation Unit Value at end of period	$67.000	$41.752	$30.440	$33.199	$26.059	$24.537	$25.240	$25.492	$17.968	$15.469
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$41.147	$30.030	$32.784	$25.759	$24.279	$24.999	$25.275	$17.832	$15.367	$15.526
Accumulation Unit Value at end of period	$65.964	$41.147	$30.030	$32.784	$25.759	$24.279	$24.999	$25.275	$17.832	$15.367
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$39.965	$29.225	$31.969	$25.169	$23.770	$24.525	$24.844	$17.564	$15.166	$15.354
Accumulation Unit Value at end of period	$63.941	$39.965	$29.225	$31.969	$25.169	$23.770	$24.525	$24.844	$17.564	$15.166
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$39.965	$29.225	$31.969	$25.169	$23.770	$24.525	$24.844	$17.564	$15.166	$15.354
Accumulation Unit Value at end of period	$63.941	$39.965	$29.225	$31.969	$25.169	$23.770	$24.525	$24.844	$17.564	$15.166
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$38.534	$28.249	$30.979	$24.451	$23.150	$23.944	$24.317	$17.234	$14.919	$15.141
Accumulation Unit Value at end of period	$61.498	$38.534	$28.249	$30.979	$24.451	$23.150	$23.944	$24.317	$17.234	$14.919
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$38.254	$28.058	$30.785	$24.309	$23.028	$23.830	$24.213	$17.169	$14.870	$15.099
Accumulation Unit Value at end of period	$61.021	$38.254	$28.058	$30.785	$24.309	$23.028	$23.830	$24.213	$17.169	$14.870
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$46.022	$33.840	$37.221	$29.465	$27.981	$29.029	$29.569	$21.019	$18.250	$18.577
Accumulation Unit Value at end of period	$73.228	$46.022	$33.840	$37.221	$29.465	$27.981	$29.029	$29.569	$21.019	$18.250
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
55

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Index Asset Allocation Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.779	$2.339	$2.437	$2.196	$2.063	$2.062	$1.766	$1.494	$1.337	$1.270
Accumulation Unit Value at end of period	$3.203	$2.779	$2.339	$2.437	$2.196	$2.063	$2.062	$1.766	$1.494	$1.337
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.681	$2.261	$2.361	$2.132	$2.007	$2.009	$1.725	$1.461	$1.310	$1.247
Accumulation Unit Value at end of period	$3.084	$2.681	$2.261	$2.361	$2.132	$2.007	$2.009	$1.725	$1.461	$1.310
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.635	$2.225	$2.325	$2.102	$1.981	$1.985	$1.706	$1.447	$1.299	$1.237
Accumulation Unit Value at end of period	$3.028	$2.635	$2.225	$2.325	$2.102	$1.981	$1.985	$1.706	$1.447	$1.299
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.541	$2.150	$2.251	$2.039	$1.925	$1.933	$1.665	$1.415	$1.272	$1.215
Accumulation Unit Value at end of period	$2.915	$2.541	$2.150	$2.251	$2.039	$1.925	$1.933	$1.665	$1.415	$1.272
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.541	$2.150	$2.251	$2.039	$1.925	$1.933	$1.665	$1.415	$1.272	$1.215
Accumulation Unit Value at end of period	$2.915	$2.541	$2.150	$2.251	$2.039	$1.925	$1.933	$1.665	$1.415	$1.272
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.433	$2.064	$2.166	$1.967	$1.862	$1.874	$1.618	$1.378	$1.243	$1.190
Accumulation Unit Value at end of period	$2.783	$2.433	$2.064	$2.166	$1.967	$1.862	$1.874	$1.618	$1.378	$1.243
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.413	$2.048	$2.151	$1.954	$1.850	$1.863	$1.609	$1.372	$1.237	$1.185
Accumulation Unit Value at end of period	$2.759	$2.413	$2.048	$2.151	$1.954	$1.850	$1.863	$1.609	$1.372	$1.237
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.988	$22.109	$23.277	$21.198	$20.126	$20.320	$17.595	$15.034	$13.596	$13.052
Accumulation Unit Value at end of period	$29.640	$25.988	$22.109	$23.277	$21.198	$20.126	$20.320	$17.595	$15.034	$13.596
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
56

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT International Equity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.255	$1.975	$2.403	$1.947	$1.908	$1.886	$2.015	$1.699	$1.512	$1.754
Accumulation Unit Value at end of period	$2.339	$2.255	$1.975	$2.403	$1.947	$1.908	$1.886	$2.015	$1.699	$1.512
Number of Accumulation Units outstanding at end of period (in thousands)	68	72	79	88	94	109	173	217	246	253
With Principal First Preferred
Accumulation Unit Value at beginning of period	$2.184	$1.917	$2.337	$1.897	$1.862	$1.845	$1.975	$1.669	$1.488	$1.729
Accumulation Unit Value at end of period	$2.260	$2.184	$1.917	$2.337	$1.897	$1.862	$1.845	$1.975	$1.669	$1.488
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	7	7	11	16	17	17	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.329	$1.167	$1.425	$1.158	$1.138	$1.128	$1.209	$1.023	$0.913	$1.062
Accumulation Unit Value at end of period	$1.374	$1.329	$1.167	$1.425	$1.158	$1.138	$1.128	$1.209	$1.023	$0.913
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	26	25	29	32	44	41	65	64
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.280	$1.126	$1.377	$1.121	$1.104	$1.097	$1.178	$0.999	$0.893	$1.041
Accumulation Unit Value at end of period	$1.320	$1.280	$1.126	$1.377	$1.121	$1.104	$1.097	$1.178	$0.999	$0.893
Number of Accumulation Units outstanding at end of period (in thousands)	93	87	87	86	100	106	133	175	126	149
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$1.280	$1.126	$1.377	$1.121	$1.104	$1.097	$1.178	$0.999	$0.893	$1.041
Accumulation Unit Value at end of period	$1.320	$1.280	$1.126	$1.377	$1.121	$1.104	$1.097	$1.178	$0.999	$0.893
Number of Accumulation Units outstanding at end of period (in thousands)	93	87	87	86	100	106	133	175	126	149
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.222	$1.079	$1.322	$1.079	$1.065	$1.061	$1.142	$0.971	$0.870	$1.017
Accumulation Unit Value at end of period	$1.258	$1.222	$1.079	$1.322	$1.079	$1.065	$1.061	$1.142	$0.971	$0.870
Number of Accumulation Units outstanding at end of period (in thousands)	22	63	63	65	73	77	96	108	106	46
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.214	$1.072	$1.314	$1.073	$1.060	$1.057	$1.138	$0.967	$0.868	$1.014
Accumulation Unit Value at end of period	$1.249	$1.214	$1.072	$1.314	$1.073	$1.060	$1.057	$1.138	$0.967	$0.868
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	6	5	6	24	32	35
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.354	$14.474	$17.796	$14.570	$14.425	$14.415	$15.560	$13.262	$11.925	$13.979
Accumulation Unit Value at end of period	$16.780	$16.354	$14.474	$17.796	$14.570	$14.425	$14.415	$15.560	$13.262	$11.925
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
57

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT International Equity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.369	$13.462	$16.462	$13.393	$13.116	$13.033	$13.929	$11.789	$10.508	$12.206
Accumulation Unit Value at end of period	$15.943	$15.369	$13.462	$16.462	$13.393	$13.116	$13.033	$13.929	$11.789	$10.508
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477	$12.193
Accumulation Unit Value at end of period	$15.611	$15.080	$13.235	$16.216	$13.219	$12.972	$12.915	$13.831	$11.730	$10.477
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.937	$13.122	$16.095	$13.133	$12.900	$12.857	$13.783	$11.700	$10.461	$12.187
Accumulation Unit Value at end of period	$15.447	$14.937	$13.122	$16.095	$13.133	$12.900	$12.857	$13.783	$11.700	$10.461
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.655	$12.900	$15.855	$12.963	$12.758	$12.741	$13.686	$11.641	$10.429	$12.174
Accumulation Unit Value at end of period	$15.126	$14.655	$12.900	$15.855	$12.963	$12.758	$12.741	$13.686	$11.641	$10.429
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$14.655	$12.900	$15.855	$12.963	$12.758	$12.741	$13.686	$11.641	$10.429	$12.174
Accumulation Unit Value at end of period	$15.126	$14.655	$12.900	$15.855	$12.963	$12.758	$12.741	$13.686	$11.641	$10.429
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.310	$12.629	$15.559	$12.753	$12.583	$12.598	$13.566	$11.568	$10.389	$12.158
Accumulation Unit Value at end of period	$14.733	$14.310	$12.629	$15.559	$12.753	$12.583	$12.598	$13.566	$11.568	$10.389
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.242	$12.575	$15.501	$12.712	$12.549	$12.570	$13.542	$11.553	$10.381	$12.155
Accumulation Unit Value at end of period	$14.656	$14.242	$12.575	$15.501	$12.712	$12.549	$12.570	$13.542	$11.553	$10.381
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.907	$12.310	$15.212	$12.506	$12.377	$12.428	$13.423	$11.481	$10.342	$12.139
Accumulation Unit Value at end of period	$14.275	$13.907	$12.310	$15.212	$12.506	$12.377	$12.428	$13.423	$11.481	$10.342
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
58

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Omega Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.298	$2.428	$2.443	$1.832	$1.839	$1.830	$1.779	$1.283	$1.075	$1.149
Accumulation Unit Value at end of period	$4.675	$3.298	$2.428	$2.443	$1.832	$1.839	$1.830	$1.779	$1.283	$1.075
Number of Accumulation Units outstanding at end of period (in thousands)	43	53	56	49	56	84	62	109	95	57
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.194	$2.356	$2.376	$1.784	$1.795	$1.790	$1.743	$1.260	$1.058	$1.133
Accumulation Unit Value at end of period	$4.519	$3.194	$2.356	$2.376	$1.784	$1.795	$1.790	$1.743	$1.260	$1.058
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	6	6	6	33	6	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.445	$1.805	$1.822	$1.370	$1.380	$1.377	$1.343	$0.971	$0.816	$0.875
Accumulation Unit Value at end of period	$3.456	$2.445	$1.805	$1.822	$1.370	$1.380	$1.377	$1.343	$0.971	$0.816
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.354	$1.742	$1.762	$1.327	$1.339	$1.339	$1.308	$0.949	$0.799	$0.858
Accumulation Unit Value at end of period	$3.321	$2.354	$1.742	$1.762	$1.327	$1.339	$1.339	$1.308	$0.949	$0.799
Number of Accumulation Units outstanding at end of period (in thousands)	1	12	14	4	1	24	25	80	90	67
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$2.354	$1.742	$1.762	$1.327	$1.339	$1.339	$1.308	$0.949	$0.799	$0.858
Accumulation Unit Value at end of period	$3.321	$2.354	$1.742	$1.762	$1.327	$1.339	$1.339	$1.308	$0.949	$0.799
Number of Accumulation Units outstanding at end of period (in thousands)	1	12	14	4	1	24	25	80	90	67
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.249	$1.668	$1.691	$1.277	$1.292	$1.296	$1.269	$0.922	$0.778	$0.838
Accumulation Unit Value at end of period	$3.164	$2.249	$1.668	$1.691	$1.277	$1.292	$1.296	$1.269	$0.922	$0.778
Number of Accumulation Units outstanding at end of period (in thousands)	11	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.233	$1.657	$1.681	$1.270	$1.285	$1.290	$1.263	$0.919	$0.776	$0.836
Accumulation Unit Value at end of period	$3.140	$2.233	$1.657	$1.681	$1.270	$1.285	$1.290	$1.263	$0.919	$0.776
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$45.847	$34.110	$34.689	$26.276	$26.656	$26.815	$26.334	$19.198	$16.252	$17.554
Accumulation Unit Value at end of period	$64.319	$45.847	$34.110	$34.689	$26.276	$26.656	$26.815	$26.334	$19.198	$16.252
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
59

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Omega Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.438	$26.157	$26.387	$19.831	$19.957	$19.920	$19.401	$14.030	$11.788	$12.624
Accumulation Unit Value at end of period	$50.162	$35.438	$26.157	$26.387	$19.831	$19.957	$19.920	$19.401	$14.030	$11.788
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754	$12.613
Accumulation Unit Value at end of period	$49.125	$34.775	$25.719	$25.997	$19.577	$19.741	$19.744	$19.267	$13.961	$11.754
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$34.447	$25.503	$25.804	$19.451	$19.633	$19.656	$19.201	$13.927	$11.737	$12.607
Accumulation Unit Value at end of period	$48.614	$34.447	$25.503	$25.804	$19.451	$19.633	$19.656	$19.201	$13.927	$11.737
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$33.803	$25.075	$25.422	$19.202	$19.421	$19.482	$19.069	$13.859	$11.703	$12.595
Accumulation Unit Value at end of period	$47.609	$33.803	$25.075	$25.422	$19.202	$19.421	$19.482	$19.069	$13.859	$11.703
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$33.803	$25.075	$25.422	$19.202	$19.421	$19.482	$19.069	$13.859	$11.703	$12.595
Accumulation Unit Value at end of period	$47.609	$33.803	$25.075	$25.422	$19.202	$19.421	$19.482	$19.069	$13.859	$11.703
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$33.013	$24.551	$24.953	$18.894	$19.158	$19.266	$18.905	$13.774	$11.660	$12.581
Accumulation Unit Value at end of period	$46.381	$33.013	$24.551	$24.953	$18.894	$19.158	$19.266	$18.905	$13.774	$11.660
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.858	$24.447	$24.860	$18.834	$19.106	$19.223	$18.873	$13.757	$11.652	$12.578
Accumulation Unit Value at end of period	$46.140	$32.858	$24.447	$24.860	$18.834	$19.106	$19.223	$18.873	$13.757	$11.652
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.091	$23.936	$24.401	$18.532	$18.847	$19.011	$18.711	$13.673	$11.610	$12.564
Accumulation Unit Value at end of period	$44.950	$32.091	$23.936	$24.401	$18.532	$18.847	$19.011	$18.711	$13.673	$11.610
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
60

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.015	$19.965	$21.699	$18.182	$16.346	$17.019	$15.552	$12.010	$10.491	$10.000
Accumulation Unit Value at end of period	$31.202	$26.015	$19.965	$21.699	$18.182	$16.346	$17.019	$15.552	$12.010	$10.491
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	6	8	11	11	11
With Principal First Preferred
Accumulation Unit Value at beginning of period	$25.585	$19.674	$21.426	$17.989	$16.204	$16.906	$15.479	$11.977	$10.483	$10.000
Accumulation Unit Value at end of period	$30.625	$25.585	$19.674	$21.426	$17.989	$16.204	$16.906	$15.479	$11.977	$10.483
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.373	$19.530	$21.290	$17.893	$16.134	$16.850	$15.443	$11.961	$10.480	$10.000
Accumulation Unit Value at end of period	$30.340	$25.373	$19.530	$21.290	$17.893	$16.134	$16.850	$15.443	$11.961	$10.480
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	3	6	6	6	6
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.953	$19.245	$21.022	$17.703	$15.995	$16.738	$15.371	$11.929	$10.473	$10.000
Accumulation Unit Value at end of period	$29.779	$24.953	$19.245	$21.022	$17.703	$15.995	$16.738	$15.371	$11.929	$10.473
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$24.953	$19.245	$21.022	$17.703	$15.995	$16.738	$15.371	$11.929	$10.473	$10.000
Accumulation Unit Value at end of period	$29.779	$24.953	$19.245	$21.022	$17.703	$15.995	$16.738	$15.371	$11.929	$10.473
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.438	$18.896	$20.692	$17.468	$15.822	$16.598	$15.281	$11.889	$10.464	$10.000
Accumulation Unit Value at end of period	$29.092	$24.438	$18.896	$20.692	$17.468	$15.822	$16.598	$15.281	$11.889	$10.464
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.336	$18.826	$20.626	$17.422	$15.788	$16.571	$15.263	$11.881	$10.462	$10.000
Accumulation Unit Value at end of period	$28.956	$24.336	$18.826	$20.626	$17.422	$15.788	$16.571	$15.263	$11.881	$10.462
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.834	$18.484	$20.302	$17.190	$15.617	$16.433	$15.174	$11.842	$10.453	$10.000
Accumulation Unit Value at end of period	$28.288	$23.834	$18.484	$20.302	$17.190	$15.617	$16.433	$15.174	$11.842	$10.453
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
61

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.534	$23.494	$25.595	$21.497	$19.376	$20.224	$18.527	$14.341	$12.558	$13.445
Accumulation Unit Value at end of period	$36.525	$30.534	$23.494	$25.595	$21.497	$19.376	$20.224	$18.527	$14.341	$12.558
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393	$13.296
Accumulation Unit Value at end of period	$35.404	$29.656	$22.864	$24.959	$21.005	$18.970	$19.840	$18.211	$14.125	$12.393
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.227	$22.556	$24.647	$20.763	$18.771	$19.651	$18.056	$14.019	$12.312	$13.222
Accumulation Unit Value at end of period	$34.857	$29.227	$22.556	$24.647	$20.763	$18.771	$19.651	$18.056	$14.019	$12.312
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.387	$21.951	$24.034	$20.287	$18.377	$19.278	$17.748	$13.807	$12.151	$13.075
Accumulation Unit Value at end of period	$33.788	$28.387	$21.951	$24.034	$20.287	$18.377	$19.278	$17.748	$13.807	$12.151
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$28.387	$21.951	$24.034	$20.287	$18.377	$19.278	$17.748	$13.807	$12.151	$13.075
Accumulation Unit Value at end of period	$33.788	$28.387	$21.951	$24.034	$20.287	$18.377	$19.278	$17.748	$13.807	$12.151
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.371	$21.218	$23.290	$19.708	$17.898	$18.822	$17.372	$13.548	$11.953	$12.894
Accumulation Unit Value at end of period	$32.497	$27.371	$21.218	$23.290	$19.708	$17.898	$18.822	$17.372	$13.548	$11.953
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.172	$21.075	$23.144	$19.594	$17.803	$18.732	$17.297	$13.497	$11.913	$12.858
Accumulation Unit Value at end of period	$32.245	$27.172	$21.075	$23.144	$19.594	$17.803	$18.732	$17.297	$13.497	$11.913
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$37.405	$29.085	$32.020	$27.177	$24.754	$26.111	$24.172	$18.908	$16.731	$18.103
Accumulation Unit Value at end of period	$44.278	$37.405	$29.085	$32.020	$27.177	$24.754	$26.111	$24.172	$18.908	$16.731
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
62

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Small Cap Growth Fund - Class 1
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.829	$24.079	$24.003	$19.249	$18.012	$18.714	$19.253	$12.935	$12.103	$12.799
Accumulation Unit Value at end of period	$46.620	$29.829	$24.079	$24.003	$19.249	$18.012	$18.714	$19.253	$12.935	$12.103
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	12	16	18	23	27	32	41	54
With Principal First Preferred
Accumulation Unit Value at beginning of period	$29.271	$23.675	$23.648	$19.003	$17.817	$18.548	$19.120	$12.872	$12.068	$12.787
Accumulation Unit Value at end of period	$45.656	$29.271	$23.675	$23.648	$19.003	$17.817	$18.548	$19.120	$12.872	$12.068
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	3	5	10	11
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$28.995	$23.476	$23.473	$18.880	$17.720	$18.466	$19.054	$12.841	$12.050	$12.781
Accumulation Unit Value at end of period	$45.181	$28.995	$23.476	$23.473	$18.880	$17.720	$18.466	$19.054	$12.841	$12.050
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	4	5	6	10
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.453	$23.083	$23.126	$18.638	$17.528	$18.302	$18.923	$12.778	$12.015	$12.770
Accumulation Unit Value at end of period	$44.247	$28.453	$23.083	$23.126	$18.638	$17.528	$18.302	$18.923	$12.778	$12.015
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	5	6	10	15	21	30
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$28.453	$23.083	$23.126	$18.638	$17.528	$18.302	$18.923	$12.778	$12.015	$12.770
Accumulation Unit Value at end of period	$44.247	$28.453	$23.083	$23.126	$18.638	$17.528	$18.302	$18.923	$12.778	$12.015
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	5	6	10	15	21	30
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.788	$22.600	$22.699	$18.340	$17.291	$18.099	$18.761	$12.700	$11.972	$12.755
Accumulation Unit Value at end of period	$43.106	$27.788	$22.600	$22.699	$18.340	$17.291	$18.099	$18.761	$12.700	$11.972
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	7	9	10	9	12	13
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.657	$22.505	$22.615	$18.281	$17.244	$18.059	$18.728	$12.684	$11.963	$12.753
Accumulation Unit Value at end of period	$42.882	$27.657	$22.505	$22.615	$18.281	$17.244	$18.059	$18.728	$12.684	$11.963
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	3	3	3	4	4
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.012	$22.034	$22.197	$17.989	$17.010	$17.859	$18.567	$12.606	$11.920	$12.738
Accumulation Unit Value at end of period	$41.776	$27.012	$22.034	$22.197	$17.989	$17.010	$17.859	$18.567	$12.606	$11.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
63

Sub-Account	As of December 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Small Cap Growth Fund - Class 2
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.988	$3.232	$3.227	$2.594	$2.435	$2.536	$2.615	$1.761	$1.651	$1.751
Accumulation Unit Value at end of period	$6.221	$3.988	$3.232	$3.227	$2.594	$2.435	$2.536	$2.615	$1.761	$1.651
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First Preferred
Accumulation Unit Value at beginning of period	$3.848	$3.124	$3.126	$2.517	$2.368	$2.471	$2.553	$1.722	$1.618	$1.719
Accumulation Unit Value at end of period	$5.990	$3.848	$3.124	$3.126	$2.517	$2.368	$2.471	$2.553	$1.722	$1.618
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.782	$3.074	$3.079	$2.482	$2.337	$2.442	$2.525	$1.705	$1.604	$1.706
Accumulation Unit Value at end of period	$5.882	$3.782	$3.074	$3.079	$2.482	$2.337	$2.442	$2.525	$1.705	$1.604
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.648	$2.971	$2.981	$2.408	$2.272	$2.378	$2.464	$1.667	$1.572	$1.675
Accumulation Unit Value at end of period	$5.661	$3.648	$2.971	$2.981	$2.408	$2.272	$2.378	$2.464	$1.667	$1.572
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	2	2	1	2	3
With MAV/EPB Death Benefit and Principal First Preferred
Accumulation Unit Value at beginning of period	$3.648	$2.971	$2.981	$2.408	$2.272	$2.378	$2.464	$1.667	$1.572	$1.675
Accumulation Unit Value at end of period	$5.661	$3.648	$2.971	$2.981	$2.408	$2.272	$2.378	$2.464	$1.667	$1.572
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	2	2	1	2	3
With Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$3.492	$2.851	$2.868	$2.323	$2.197	$2.306	$2.395	$1.625	$1.535	$1.640
Accumulation Unit Value at end of period	$5.407	$3.492	$2.851	$2.868	$2.323	$2.197	$2.306	$2.395	$1.625	$1.535
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.463	$2.829	$2.847	$2.307	$2.183	$2.292	$2.382	$1.617	$1.528	$1.633
Accumulation Unit Value at end of period	$5.359	$3.463	$2.829	$2.847	$2.307	$2.183	$2.292	$2.382	$1.617	$1.528
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$41.397	$33.899	$34.206	$27.782	$26.358	$27.744	$28.904	$19.667	$18.637	$19.970
Accumulation Unit Value at end of period	$63.897	$41.397	$33.899	$34.206	$27.782	$26.358	$27.744	$28.904	$19.667	$18.637
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date September 18, 2020.
64

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Three and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Three (the “Account”), as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

AB VPS Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio
AB VPS International Value Portfolio	(Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio)
AB VPS Small/Mid Cap Value Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio
AB VPS International Growth Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio
Invesco V.I. Government Securities Fund	MFS® Growth Series
Invesco V.I. High Yield Fund	MFS® Investors Trust Series
Invesco V.I. International Growth Fund	MFS® Total Return Series
Invesco V.I. Diversified Dividend Fund	MFS® Value Series
Invesco V.I. Government Money Market Fund	Invesco V.I. Equity and Income Fund
American Funds Insurance Series® Global Growth Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
American Funds Insurance Series® Growth Fund	Morgan Stanley VIF Emerging Markets Debt Portfolio
American Funds Insurance Series® Growth-Income Fund	Morgan Stanley VIF Emerging Markets Equity Portfolio
American Funds Insurance Series® International Fund	Morgan Stanley VIF Growth Portfolio
American Funds Insurance Series® Global Small Capitalization Fund	Morgan Stanley VIF Discovery Portfolio
Wells Fargo VT Omega Growth Fund	Invesco V.I. American Value Fund
Fidelity® VIP Equity-Income Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund
Fidelity® VIP Growth Portfolio	Morgan Stanley VIF Global Franchise Portfolio
Fidelity® VIP Contrafund® Portfolio	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Fidelity® VIP Mid Cap Portfolio	Invesco Oppenheimer V.I. Capital Appreciation Fund
Fidelity® VIP Value Strategies Portfolio	Invesco Oppenheimer V.I. Global Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Invesco Oppenheimer V.I. Main Street Fund®
Franklin Small-Mid Cap Growth VIP Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Franklin Small Cap Value VIP Fund	Putnam VT Diversified Income Fund
Franklin Strategic Income VIP Fund	Putnam VT Global Asset Allocation Fund
Franklin Mutual Shares VIP Fund	Putnam VT International Value Fund
Templeton Developing Markets VIP Fund	Putnam VT International Equity Fund
Templeton Growth VIP Fund	Putnam VT Multi-Cap Core Fund
Hartford Balanced HLS Fund	Putnam VT Sustainable Leaders Fund
Hartford Total Return Bond HLS Fund	Putnam VT Small Cap Value Fund
Hartford Capital Appreciation HLS Fund	Putnam VT George Putnam Balanced Fund
Hartford Dividend and Growth HLS Fund	Putnam VT Equity Income Fund
Hartford Disciplined Equity HLS Fund	Pioneer Fund VCT Portfolio
Hartford International Opportunities HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Ultrashort Bond HLS Fund	Invesco V.I. Comstock Fund
Hartford Small Company HLS Fund	Invesco V.I. American Franchise Fund
Hartford SmallCap Growth HLS Fund	Wells Fargo VT International Equity Fund
Hartford Stock HLS Fund	Wells Fargo VT Small Cap Growth Fund
Rational Trend Aggregation VA Fund	Wells Fargo VT Opportunity Fund
Rational Insider Buying VA Fund	Morgan Stanley VIF Global Infrastructure Portfolio
Lord Abbett Series Fund - Fundamental Equity Portfolio	MFS® Core Equity Portfolio
MFS® Massachusetts Investors Growth Stock Portfolio

We have also audited the accompanying statements of assets and liabilities of Hartford MidCap HLS Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® Bond Fund, Putnam VT Growth Opportunities Fund, and BlackRock S&P 500 Index V.I. Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, and Invesco V.I. Mid Cap Growth Fund statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford Global Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford Growth Opportunities HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford High Yield HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Growth HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Hartford U.S. Government Securities HLS Fund	Not Applicable	Period from January 1, 2020 to September 25, 2020	Period from January 1, 2020 to September 25, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 25, 2020 and the four years in the period ended December 31, 2019
Hartford Value HLS Fund	Not Applicable	Period from January 1, 2020 to September 18, 2020	Period from January 1, 2020 to September 18, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to September 18, 2020 and the four years in the period ended December 31, 2019
Invesco V.I. Mid Cap Growth Fund	Not Applicable	Period from January 1, 2020 to April 30, 2020	Period from January 1, 2020 to April 30, 2020 and the year ended December 31, 2019	Period from January 1, 2020 to April 30, 2020 and the four years in the period ended December 31, 2019
Hartford MidCap HLS Fund	December 31, 2020	Period from September 18, 2020 to December 31, 2020	Period from September 18, 2020 to December 31, 2020	Period from September 18, 2020 to December 31, 2020
AB VPS Growth and Income Portfolio	December 31, 2020	Year ended December 31, 2020	Year ended December 31, 2020 and period from April 30, 2019 to December 31, 2019	Year ended December 31, 2020 and the period from April 30, 2019 to December 31, 2019

American Funds Insurance Series® Bond Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Three years in the period ended December 31, 2020 and the period from November 10, 2017 to December 31, 2017
Putnam VT Growth Opportunities Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Four years in the period ended December 31, 2020 and the period from November 18, 2016 to December 31, 2016
BlackRock S&P 500 Index V.I. Fund	December 31, 2020	Year ended December 31, 2020	Two years in the period ended December 31, 2020	Two years in the period ended December 31, 2020 and the period from April 20, 2018 to December 31, 2018

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Three as of December 31, 2020, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
April 21, 2021

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Three since 2002.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2020

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	7,283,438	23,395,137	5,235,766	1,618,234	—	—	—	—	—	13,133,741
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	249,630	—	4,058,369	15,076,613	—
class S2	—	—	—	—	116,052	—	6,633	591,672	962,754	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	7,283,438	23,395,137	5,235,766	1,618,234	116,052	249,630	6,633	4,650,041	16,039,367	13,133,741
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	614	25,555	2,489	517	7	11	—	182	10,169	16,103
Other assets	—	3	4	2	—	—	—	—	5	—
Total assets	7,284,052	23,420,695	5,238,259	1,618,753	116,059	249,641	6,633	4,650,223	16,049,541	13,149,844
Liabilities:
Due to Sponsor Company	614	25,555	2,489	517	7	11	—	182	10,169	16,103
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	614	25,555	2,489	517	7	11	—	182	10,169	16,103
Net assets:
For contract liabilities	$7,283,438	$23,395,140	$5,235,770	$1,618,236	$116,052	$249,630	$6,633	$4,650,041	$16,039,372	$13,133,741

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	7,283,438	23,395,140	5,235,770	1,618,236	—	—	—	—	—	13,133,741
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	249,630	—	4,058,369	15,076,616	—
class S2	—	—	—	—	116,052	—	6,633	591,672	962,756	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,283,438	$23,395,140	$5,235,770	$1,618,236	$116,052	$249,630	$6,633	$4,650,041	$16,039,372	$13,133,741

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	695,648	1,631,460	304,582	59,669	—	—	—	—	—	461,968
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	47,458	—	157,790	15,076,613	—
class S2	—	—	—	—	9,736	—	158	23,185	962,754	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	695,648	1,631,460	304,582	59,669	9,736	47,458	158	180,975	16,039,367	461,968

Cost	$7,840,146	$25,936,350	$5,509,184	$1,208,992	$112,749	$253,485	$4,647	$3,355,422	$16,039,367	$13,533,637

Deferred contracts in the accumulation period:
Units owned by participants #	356,811	2,267,188	201,629	126,759	11,316	17,504	410	200,241	1,688,745	1,171,401
Minimum unit fair value #*	$17.116288	$5.994000	$22.013655	$11.047457	$9.895252	$12.318201	$16.188985	$19.288869	$8.547119	$10.911315
Maximum unit fair value #*	$22.227308	$14.091054	$34.176794	$22.811526	$10.701582	$14.197131	$16.188985	$22.342569	$9.872922	$11.299007
Contract liability	$7,133,812	$23,241,121	$5,218,223	$1,613,050	$116,052	$241,514	$6,633	$4,395,896	$15,766,623	$13,042,648

Contracts in payout (annuitization) period:
Units owned by participants #	7,237	14,831	685	398	—	572	—	11,487	28,072	8,147
Minimum unit fair value #*	$19.428047	$10.007085	$24.986674	$13.042250	$—	$14.197131	$—	$22.124845	$9.256136	$11.113670
Maximum unit fair value #*	$20.863058	$10.746413	$27.045349	$13.042250	$—	$14.197131	$—	$22.124845	$9.761038	$11.216274
Contract liability	$149,626	$154,019	$17,547	$5,186	$—	$8,116	$—	$254,145	$272,749	$91,093

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$337,476	$—	$—	$—
class 2	—	1,782,289	13,507,348	7,023,599	2,533,289	793,941	—	—	—	—
class 4	17,932	—	12,210	—	8,804	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	18,197,285	13,559,821	122,678,953
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	17,932	1,782,289	13,519,558	7,023,599	2,542,093	793,941	337,476	18,197,285	13,559,821	122,678,953
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	88	922	360	295	119	13	13,777	591	98,150
Other assets	—	1	—	—	—	—	—	2	—	—
Total assets	17,932	1,782,378	13,520,480	7,023,959	2,542,388	794,060	337,489	18,211,064	13,560,412	122,777,103
Liabilities:
Due to Sponsor Company	—	88	922	360	295	119	13	13,777	591	98,150
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	3	—	1	—	—	—	1
Total liabilities	—	88	923	363	295	120	13	13,777	591	98,151
Net assets:
For contract liabilities	$17,932	$1,782,290	$13,519,557	$7,023,596	$2,542,093	$793,940	$337,476	$18,197,287	$13,559,821	$122,678,952

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$337,476	$—	$—	$—
class 2	—	1,782,290	13,507,346	7,023,596	2,533,289	793,940	—	—	—	—
class 4	17,932	—	12,211	—	8,804	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	18,197,287	13,559,821	122,678,952
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$17,932	$1,782,290	$13,519,557	$7,023,596	$2,542,093	$793,940	$337,476	$18,197,287	$13,559,821	$122,678,952

Shares:
class 1	—	—	—	—	—	—	7,982	—	—	—
class 2	—	43,769	113,345	128,496	107,616	25,157	—	—	—	—
class 4	1,534	—	104	—	379	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	785,042	134,816	2,625,272
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,534	43,769	113,449	128,496	107,995	25,157	7,982	785,042	134,816	2,625,272

Cost	$16,728	$1,046,503	$7,341,466	$5,390,652	$1,907,666	$471,162	$213,830	$17,469,848	$8,342,235	$83,117,421

Deferred contracts in the accumulation period:
Units owned by participants #	1,561	49,089	308,881	204,280	163,639	20,158	83,746	805,083	288,131	3,234,810
Minimum unit fair value #*	$11.485731	$27.931639	$5.741799	$29.803615	$3.028671	$27.814991	$3.044475	$19.140211	$39.780354	$32.007213
Maximum unit fair value #*	$11.485731	$49.230442	$59.722545	$36.707037	$27.493457	$47.897070	$4.675376	$30.163798	$58.772602	$46.878577
Contract liability	$17,932	$1,776,431	$13,416,092	$6,966,131	$2,494,803	$773,570	$337,476	$18,008,778	$13,354,638	$121,564,351

Contracts in payout (annuitization) period:
Units owned by participants #	—	171	1,794	1,608	1,844	425	—	8,293	4,259	28,603
Minimum unit fair value #*	$—	$34.274401	$40.050992	$33.642775	$18.734659	$47.897070	$—	$21.554852	$45.153752	$36.330888
Maximum unit fair value #*	$—	$34.274401	$58.684200	$36.571730	$27.493457	$47.897070	$—	$23.331465	$48.489122	$39.325045
Contract liability	$—	$5,859	$103,465	$57,465	$47,290	$20,370	$—	$188,509	$205,183	$1,114,601

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$1,884,074	$—	$304,726	$—	$—
class 2	—	—	—	1,429,796	—	—	2,055,290	—	386,329	—
class 4	—	—	—	—	3,546	—	10,231	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	14,927,816
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	28,173,801	1,935,615	2,349,398	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	28,173,801	1,935,615	2,349,398	1,429,796	3,546	1,884,074	2,065,521	304,726	386,329	14,927,816
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	7,129	86	226	72	—	628	185	16	20	1,248
Other assets	—	1	2	—	—	—	—	3	1	—
Total assets	28,180,930	1,935,702	2,349,626	1,429,868	3,546	1,884,702	2,065,706	304,745	386,350	14,929,064
Liabilities:
Due to Sponsor Company	7,129	86	226	72	—	628	185	16	20	1,248
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	4	—	3	2	—	—	—
Total liabilities	7,129	86	226	76	—	631	187	16	20	1,248
Net assets:
For contract liabilities	$28,173,801	$1,935,616	$2,349,400	$1,429,792	$3,546	$1,884,071	$2,065,519	$304,729	$386,330	$14,927,816

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$1,884,071	$—	$304,729	$—	$—
class 2	—	—	—	1,429,792	—	—	2,055,288	—	386,330	—
class 4	—	—	—	—	3,546	—	10,231	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	14,927,816
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	28,173,801	1,935,616	2,349,400	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$28,173,801	$1,935,616	$2,349,400	$1,429,792	$3,546	$1,884,071	$2,065,519	$304,729	$386,330	$14,927,816

Shares:
class 1	—	—	—	—	—	175,100	—	25,978	—	—
class 2	—	—	—	61,869	—	—	123,887	—	34,586	—
class 4	—	—	—	—	237	—	611	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	472,998
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	755,532	141,492	140,346	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	755,532	141,492	140,346	61,869	237	175,100	124,498	25,978	34,586	472,998

Cost	$24,034,383	$1,711,796	$1,631,405	$1,140,161	$3,368	$1,967,277	$2,083,377	$223,435	$414,059	$12,429,395

Deferred contracts in the accumulation period:
Units owned by participants #	923,526	81,616	81,985	50,876	144	93,050	114,242	10,099	20,239	4,576,240
Minimum unit fair value #*	$23.408333	$20.411614	$25.055747	$4.311080	$24.612870	$2.333541	$2.235901	$22.677100	$15.117055	$2.154717
Maximum unit fair value #*	$38.094768	$39.525693	$48.764540	$49.846413	$24.612870	$25.126733	$25.809399	$32.294305	$19.873961	$28.143202
Contract liability	$28,004,854	$1,933,397	$2,349,400	$1,415,459	$3,546	$1,798,851	$2,021,182	$297,579	$369,754	$14,616,450

Contracts in payout (annuitization) period:
Units owned by participants #	5,467	88	—	295	—	3,396	1,743	231	842	73,233
Minimum unit fair value #*	$29.644088	$25.079724	$—	$48.585951	$—	$23.701897	$23.802753	$31.013899	$19.694886	$2.447805
Maximum unit fair value #*	$32.087247	$25.079724	$—	$48.585951	$—	$25.126733	$25.809399	$31.013899	$19.694886	$10.550394
Contract liability	$168,947	$2,219	$—	$14,333	$—	$85,220	$44,337	$7,150	$16,576	$311,366

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)(4)	Sub-Account	Sub-Account (5)(6)(7)	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	138,205,568	18,531,341	116,778,438	89,556,550	29,231,578	3,961,825	41,508,871	13,061,502	9,091,524	7,629,332
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	138,205,568	18,531,341	116,778,438	89,556,550	29,231,578	3,961,825	41,508,871	13,061,502	9,091,524	7,629,332
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	84,982	1,010	142,125	101,142	20,950	165	41,304	1,541	1,507	1,778
Other assets	6	4	2	—	2	—	—	—	—	—
Total assets	138,290,556	18,532,355	116,920,565	89,657,692	29,252,530	3,961,990	41,550,175	13,063,043	9,093,031	7,631,110
Liabilities:
Due to Sponsor Company	84,982	1,010	142,125	101,142	20,950	165	41,304	1,541	1,507	1,778
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	4	—	—	9	1	2	—
Total liabilities	84,982	1,010	142,125	101,146	20,950	165	41,313	1,542	1,509	1,778
Net assets:
For contract liabilities	$138,205,574	$18,531,345	$116,778,440	$89,556,546	$29,231,580	$3,961,825	$41,508,862	$13,061,501	$9,091,522	$7,629,332

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	138,205,574	18,531,345	116,778,440	89,556,546	29,231,580	3,961,825	41,508,862	13,061,501	9,091,522	7,629,332
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$138,205,574	$18,531,345	$116,778,440	$89,556,546	$29,231,580	$3,961,825	$41,508,862	$13,061,501	$9,091,522	$7,629,332

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	11,536,358	357,403	5,262,661	5,146,928	1,492,930	91,202	4,113,862	476,002	238,310	79,872
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	11,536,358	357,403	5,262,661	5,146,928	1,492,930	91,202	4,113,862	476,002	238,310	79,872

Cost	$132,230,811	$15,645,202	$115,323,811	$76,814,779	$21,401,919	$3,197,821	$41,519,352	$9,346,063	$6,397,254	$5,116,579

Deferred contracts in the accumulation period:
Units owned by participants #	46,890,196	576,657	23,599,711	19,164,168	10,291,005	329,553	33,618,326	1,850,329	1,509,448	2,044,083
Minimum unit fair value #*	$1.948870	$26.731763	$3.348097	$3.225585	$2.133354	$11.941126	$0.835967	$4.471787	$4.473465	$2.465824
Maximum unit fair value #*	$19.353846	$41.289774	$36.907287	$50.113101	$24.247225	$12.014847	$8.307328	$53.773924	$59.163379	$40.960124
Contract liability	$136,771,376	$18,426,962	$115,242,066	$88,794,628	$29,081,528	$3,947,791	$41,013,977	$13,009,594	$8,992,074	$7,453,836

Contracts in payout (annuitization) period:
Units owned by participants #	524,921	3,205	332,910	188,328	54,090	1,170	355,293	8,152	18,611	60,562
Minimum unit fair value #*	$2.144145	$31.190495	$3.833697	$3.899900	$2.423467	$11.975628	$1.056030	$6.091673	$4.985083	$2.897792
Maximum unit fair value #*	$4.764859	$33.160958	$9.532885	$4.351270	$4.366114	$11.996374	$1.808722	$9.133338	$5.422229	$2.897792
Contract liability	$1,434,198	$104,383	$1,536,374	$761,918	$150,052	$14,034	$494,885	$51,907	$99,448	$175,496

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	855,753	339,609	2,647,111	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	11,475
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	5,873,039	3,522,462	15,267,976	33,563,182	—	—	—	—
class - N/A	816,720	1,097,681	—	—	—	—	—	—	—	—
Total investments	816,720	1,097,681	5,873,039	3,522,462	15,267,976	33,563,182	855,753	339,609	2,647,111	11,475
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	33	45	4,291	323	4,253	52,414	38	18	131	—
Other assets	1	1	1	—	—	—	1	2	—	—
Total assets	816,754	1,097,727	5,877,331	3,522,785	15,272,229	33,615,596	855,792	339,629	2,647,242	11,475
Liabilities:
Due to Sponsor Company	33	45	4,291	323	4,253	52,414	38	18	131	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	2	1	—	—	1	—
Total liabilities	33	45	4,291	324	4,255	52,415	38	18	132	—
Net assets:
For contract liabilities	$816,721	$1,097,682	$5,873,040	$3,522,461	$15,267,974	$33,563,181	$855,754	$339,611	$2,647,110	$11,475

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	855,754	339,611	2,647,110	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	11,475
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	5,873,040	3,522,461	15,267,974	33,563,181	—	—	—	—
class - N/A	816,721	1,097,682	—	—	—	—	—	—	—	—
Total contract liabilities	$816,721	$1,097,682	$5,873,040	$3,522,461	$15,267,974	$33,563,181	$855,754	$339,611	$2,647,110	$11,475

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	11,594	9,287	101,734	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	575
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	353,585	196,456	1,222,416	960,595	—	—	—	—
class - N/A	72,533	87,325	—	—	—	—	—	—	—	—
Total shares	72,533	87,325	353,585	196,456	1,222,416	960,595	11,594	9,287	101,734	575

Cost	$879,280	$1,275,725	$6,014,612	$2,952,103	$14,663,527	$29,717,232	$533,425	$219,949	$2,159,800	$8,693

Deferred contracts in the accumulation period:
Units owned by participants #	318,348	352,973	235,167	114,415	699,535	1,624,630	31,391	19,055	99,590	477
Minimum unit fair value #*	$1.908910	$2.779439	$20.979990	$26.240321	$18.582409	$17.467817	$22.403272	$3.445277	$21.131954	$24.061732
Maximum unit fair value #*	$20.182839	$34.432635	$28.606150	$34.074738	$24.726223	$27.705746	$40.129034	$34.465092	$27.860111	$24.061732
Contract liability	$816,721	$1,097,682	$5,864,607	$3,503,239	$15,121,430	$33,324,944	$855,754	$336,690	$2,529,487	$11,475

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	330	645	6,609	11,289	—	108	4,274	—
Minimum unit fair value #*	$—	$—	$25.572287	$29.783997	$21.091974	$19.670891	$—	$27.063816	$25.694250	$—
Maximum unit fair value #*	$—	$—	$25.572287	$29.783997	$24.130598	$22.683992	$—	$27.063816	$27.860111	$—
Contract liability	$—	$—	$8,433	$19,222	$146,544	$238,237	$—	$2,921	$117,623	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	6,854,377	—	1,777,365	268,869	188,014	17,446,464	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	755,459	—	4,340,704	4,215,250	9,556,008	—	—	439,919
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	646,146	—	—	—	—	—	1,033,923	2,961,719	—
class S2	—	532,438	—	—	—	—	—	2,664,621	2,373,791	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	6,854,377	1,178,584	2,532,824	268,869	4,528,718	21,661,714	9,556,008	3,698,544	5,335,510	439,919
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	337	283	918	13	584	7,174	473	34,963	1,113	24
Other assets	—	2	3	2	5	1	2	—	—	—
Total assets	6,854,714	1,178,869	2,533,745	268,884	4,529,307	21,668,889	9,556,483	3,733,507	5,336,623	439,943
Liabilities:
Due to Sponsor Company	337	283	918	13	584	7,174	473	34,963	1,113	24
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	—	—	—	4	1	—
Total liabilities	338	283	918	13	584	7,174	473	34,967	1,114	24
Net assets:
For contract liabilities	$6,854,376	$1,178,586	$2,532,827	$268,871	$4,528,723	$21,661,715	$9,556,010	3,698,540	$5,335,509	$439,919

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	6,854,376	—	1,777,366	268,871	188,017	17,446,463	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	755,461	—	4,340,706	4,215,252	9,556,010	—	—	439,919
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	646,146	—	—	—	—	—	1,033,922	2,961,719	—
class S2	—	532,440	—	—	—	—	—	2,664,618	2,373,790	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$6,854,376	$1,178,586	$2,532,827	$268,871	$4,528,723	$21,661,715	$9,556,010	$3,698,540	$5,335,509	$439,919

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	251,260	—	151,652	34,738	10,604	248,419	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	64,680	—	245,793	64,770	336,479	—	—	35,025
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	36,037	—	—	—	—	—	65,438	122,183	—
class S2	—	29,879	—	—	—	—	—	170,591	101,228	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	251,260	65,916	216,332	34,738	256,397	313,189	336,479	236,029	223,411	35,025

Cost	$5,941,271	$1,035,417	$2,375,963	$273,302	$4,014,700	$9,518,567	$5,145,639	3,864,368	$3,838,905	$457,528

Deferred contracts in the accumulation period:
Units owned by participants #	494,969	50,588	164,041	15,326	204,228	317,781	103,798	138,680	91,807	9,109
Minimum unit fair value #*	$12.979961	$19.401733	$1.826339	$2.922509	$18.888927	$55.249925	$78.664186	$21.269513	$4.261601	$36.273828
Maximum unit fair value #*	$13.559616	$29.494794	$21.229389	$35.150813	$31.283230	$62.067071	$107.355118	$36.864221	$102.627498	$53.605210
Contract liability	$6,631,033	$1,153,515	$2,471,009	$268,871	$4,457,967	$19,405,366	$9,507,714	$3,671,784	$5,080,044	$439,919

Contracts in payout (annuitization) period:
Units owned by participants #	16,471	1,292	2,912	—	3,257	36,627	531	817	2,660	—
Minimum unit fair value #*	$13.559616	$19.401733	$21.229389	$—	$21.439954	$61.602731	$89.284909	$25.924994	$40.778248	$—
Maximum unit fair value #*	$13.559616	$19.401733	$21.229389	$—	$23.023368	$61.602731	$95.877107	$36.296010	$102.627498	$—
Contract liability	$223,343	$25,071	$61,818	$—	$70,756	$2,256,349	$48,296	$26,756	$255,465	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	9,675,991	1,701,485	2,861,334	1,846,360	13,724,454
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	3,128,621	15,406,497	58,428,263	3,791,810	19,473,532	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	3,128,621	15,406,497	58,428,263	3,791,810	19,473,532	9,675,991	1,701,485	2,861,334	1,846,360	13,724,454
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	135	8,773	58,589	396	14,976	427	150	124	2,465	15,239
Other assets	—	—	—	—	1	2	—	—	—	—
Total assets	3,128,756	15,415,270	58,486,852	3,792,206	19,488,509	9,676,420	1,701,635	2,861,458	1,848,825	13,739,693
Liabilities:
Due to Sponsor Company	135	8,773	58,589	396	14,976	427	150	124	2,465	15,239
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	2	—	—	—	—	2	2	—	2
Total liabilities	137	8,775	58,589	396	14,976	427	152	126	2,465	15,241
Net assets:
For contract liabilities	$3,128,619	$15,406,495	$58,428,263	$3,791,810	$19,473,533	$9,675,993	$1,701,483	$2,861,332	$1,846,360	$13,724,452

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	9,675,993	1,701,483	2,861,332	1,846,360	13,724,452
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	3,128,619	15,406,495	58,428,263	3,791,810	19,473,533	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,128,619	$15,406,495	$58,428,263	$3,791,810	$19,473,533	$9,675,993	$1,701,483	$2,861,332	$1,846,360	$13,724,452

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	1,694,569	92,122	196,655	180,485	832,795
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	31,908	224,454	1,137,622	128,536	723,654	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	31,908	224,454	1,137,622	128,536	723,654	1,694,569	92,122	196,655	180,485	832,795

Cost	$2,258,837	$11,383,550	$41,817,507	$3,392,643	$14,865,080	$11,428,484	$1,491,821	$1,956,893	$1,705,854	$12,216,722

Deferred contracts in the accumulation period:
Units owned by participants #	85,292	456,352	1,779,589	133,408	607,492	393,771	36,550	94,971	206,038	677,544
Minimum unit fair value #*	$14.245993	$28.383953	$21.148539	$24.123118	$27.104049	$15.263686	$19.020992	$23.753875	$7.669265	$9.738737
Maximum unit fair value #*	$62.162167	$46.031682	$38.683883	$36.157651	$42.818535	$29.143816	$75.353389	$25.972541	$16.174787	$31.540766
Contract liability	$3,107,050	$15,135,625	$57,928,883	$3,747,409	$19,279,419	$9,447,616	$1,700,513	$2,370,735	$1,842,659	$13,639,492

Contracts in payout (annuitization) period:
Units owned by participants #	582	7,903	14,873	1,538	6,047	8,791	13	19,529	409	3,013
Minimum unit fair value #*	$37.076738	$32.217445	$31.383428	$27.676586	$30.764412	$25.050034	$75.353389	$24.981062	$9.054690	$27.108901
Maximum unit fair value #*	$37.076738	$36.859188	$36.190441	$29.720776	$33.299060	$27.214314	$75.353389	$25.501158	$9.054690	$29.451830
Contract liability	$21,569	$270,870	$499,380	$44,401	$194,114	$228,377	$970	$490,597	$3,701	$84,960

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2020

	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$575,798
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	9,265,846	3,186,594	11,177,057	2,127,806	4,398,575	—	—	—	—	—
class II	—	—	—	—	—	200,215	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	590,021	—	—	—
class S2	—	—	—	—	—	—	8,099,503	14,503,148	46,338	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	9,265,846	3,186,594	11,177,057	2,127,806	4,398,575	200,215	8,689,524	14,503,148	46,338	575,798
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2,107	3,324	2,278	88	174	12	415	11,452	4	59
Other assets	3	—	1	2	3	—	—	2	—	—
Total assets	9,267,956	3,189,918	11,179,336	2,127,896	4,398,752	200,227	8,689,939	14,514,602	46,342	575,857
Liabilities:
Due to Sponsor Company	2,107	3,324	2,278	88	174	12	415	11,452	4	59
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	—	—	1	1
Total liabilities	2,107	3,325	2,278	88	174	12	415	11,452	5	60
Net assets:
For contract liabilities	$9,265,849	$3,186,593	$11,177,058	$2,127,808	$4,398,578	$200,215	$8,689,524	$14,503,150	$46,337	$575,797

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$575,797
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	9,265,849	3,186,593	11,177,058	2,127,808	4,398,578	—	—	—	—	—
class II	—	—	—	—	—	200,215	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	590,020	—	—	—
class S2	—	—	—	—	—	—	8,099,504	14,503,150	46,337	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,265,849	$3,186,593	$11,177,058	$2,127,808	$4,398,578	$200,215	$8,689,524	$14,503,150	$46,337	$575,797

Shares:
class 1	—	—	—	—	—	—	—	—	—	311,242
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	429,770	71,965	1,116,589	151,338	172,426	—	—	—	—	—
class II	—	—	—	—	—	11,798	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	31,518	—	—	—
class S2	—	—	—	—	—	—	433,129	902,498	550	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	429,770	71,965	1,116,589	151,338	172,426	11,798	464,647	902,498	550	311,242

Cost	$6,073,876	$2,219,321	$13,946,255	$1,647,816	$3,476,071	$197,006	$9,319,065	$13,669,429	$22,914	$871,189

Deferred contracts in the accumulation period:
Units owned by participants #	387,561	71,293	287,013	88,657	115,585	54,557	297,680	471,651	962	372,442
Minimum unit fair value #*	$16.109457	$38.987859	$28.239224	$19.145936	$32.639476	$2.811066	$2.862581	$25.446784	$44.078462	$1.210403
Maximum unit fair value #*	$40.284035	$47.453470	$47.045557	$28.473693	$41.070792	$36.196715	$34.992069	$34.233870	$51.623288	$16.478639
Contract liability	$9,208,671	$3,178,607	$11,129,983	$2,114,723	$4,350,649	$200,215	$8,581,394	$14,285,240	$46,337	$569,473

Contracts in payout (annuitization) period:
Units owned by participants #	2,086	175	1,107	525	1,225	—	3,299	6,868	—	3,254
Minimum unit fair value #*	$25.669381	$45.530581	$40.435668	$24.900872	$39.131386	$—	$31.227290	$30.333908	$—	$1.331664
Maximum unit fair value #*	$27.887465	$45.530581	$43.930134	$24.900872	$39.131386	$—	$33.503094	$34.233870	$—	$2.338598
Contract liability	$57,178	$7,986	$47,075	$13,085	$47,929	$—	$108,130	$217,910	$—	$6,324

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2020

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$1,225,519	$51,426	$—	$—	$—
class 2	4,617	—	—	—	—
class 4	—	—	—	—	—
class B	—	—	—	—	—
class I	—	—	755,693	—	—
class IA	—	—	—	—	—
class IB	—	—	—	—	—
class II	—	—	306,655	—	—
class INIT	—	—	—	362,599	347,795
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class VC	—	—	—	—	—
class - N/A	—	—	—	—	—
Total investments	1,230,136	51,426	1,062,348	362,599	347,795
Due from Sponsor Company	—	—	—	—	—
Receivable for fund shares sold	7,568	1	776	15	15
Other assets	—	—	—	—	—
Total assets	1,237,704	51,427	1,063,124	362,614	347,810
Liabilities:
Due to Sponsor Company	7,568	1	776	15	15
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	1	1	—	—	—
Total liabilities	7,569	2	776	15	15
Net assets:
For contract liabilities	$1,230,135	$51,425	$1,062,348	$362,599	$347,795

Contract Liabilities:
class 1	$1,225,518	$51,425	$—	$—	$—
class 2	4,617	—	—	—	—
class 4	—	—	—	—	—
class B	—	—	—	—	—
class I	—	—	755,693	—	—
class IA	—	—	—	—	—
class IB	—	—	—	—	—
class II	—	—	306,655	—	—
class INIT	—	—	—	362,599	347,795
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class VC	—	—	—	—	—
class - N/A	—	—	—	—	—
Total contract liabilities	$1,230,135	$51,425	$1,062,348	$362,599	$347,795

Shares:
class 1	79,838	1,744	—	—	—
class 2	314	—	—	—	—
class 4	—	—	—	—	—
class B	—	—	—	—	—
class I	—	—	97,383	—	—
class IA	—	—	—	—	—
class IB	—	—	—	—	—
class II	—	—	39,825	—	—
class INIT	—	—	—	13,006	13,879
class S1	—	—	—	—	—
class S2	—	—	—	—	—
class SRV	—	—	—	—	—
class SRV2	—	—	—	—	—
class VC	—	—	—	—	—
class - N/A	—	—	—	—	—
Total shares	80,152	1,744	137,208	13,006	13,879

Cost	$723,497	$38,304	$1,122,253	$307,751	$252,930

Deferred contracts in the accumulation period:
Units owned by participants #	27,640	1,676	72,196	18,131	15,741
Minimum unit fair value #*	$5.406697	$29.091748	$12.770338	$19.102590	$21.519723
Maximum unit fair value #*	$46.619653	$31.202215	$13.876386	$20.207117	$22.297504
Contract liability	$1,199,776	$51,425	$985,285	$362,599	$347,795

Contracts in payout (annuitization) period:
Units owned by participants #	679	—	5,554	—	—
Minimum unit fair value #*	$44.478592	$—	$13.876386	$—	$—
Maximum unit fair value #*	$46.619653	$—	$13.876386	$—	$—
Contract liability	$30,359	$—	$77,063	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(2) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(3) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(4) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(6) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(7) Funded as of September 18, 2020.
(8) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(9) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(10) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(11) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2020

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$149,500	$319,857	$38,164	$14,923	$2,550	$13,997	$124	$133,057	$40,939	$159,781

Expenses:
Administrative charges	(13,727)	(38,863)	(8,820)	—	—	—	—	—	—	—
Mortality and expense risk charges	(87,880)	(276,314)	(65,383)	(19,703)	(2,542)	(4,081)	(57)	(63,377)	(238,109)	(180,102)
Total expenses	(101,607)	(315,177)	(74,203)	(19,703)	(2,542)	(4,081)	(57)	(63,377)	(238,109)	(180,102)
Net investment income (loss)	47,893	4,680	(36,039)	(4,780)	8	9,916	67	69,680	(197,170)	(20,321)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(339,633)	(1,049,918)	(338,426)	46,862	410	(2,207)	135	167,759	—	(265,885)
Net realized gain distributions	213,030	—	235,094	116,509	—	—	135	111,908	—	650,026
Change in unrealized appreciation (depreciation) during the period	522,165	1,733,335	95,255	194,829	3,702	(6,221)	467	(508,366)	—	(73,785)
Net gain (loss) on investments	395,562	683,417	(8,077)	358,200	4,112	(8,428)	737	(228,699)	—	310,356
Net increase (decrease) in net assets resulting from operations	$443,455	$688,097	$(44,116)	$353,420	$4,120	$1,488	$804	$(159,019)	$(197,170)	$290,035

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$327	$5,656	$35,201	$87,686	$14,180	$1,037	$—	$269,891	$4,267	$90,336

Expenses:
Administrative charges	—	(2,276)	(13,450)	(7,809)	(2,871)	(784)	(577)	(30,898)	(20,432)	(217,285)
Mortality and expense risk charges	(171)	(27,440)	(197,054)	(115,856)	(33,991)	(10,656)	(3,474)	(227,026)	(142,588)	(1,437,461)
Total expenses	(171)	(29,716)	(210,504)	(123,665)	(36,862)	(11,440)	(4,051)	(257,924)	(163,020)	(1,654,746)
Net investment income (loss)	156	(24,060)	(175,303)	(35,979)	(22,682)	(10,403)	(4,051)	11,967	(158,753)	(1,564,410)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	164	135,964	590,683	178,631	18,357	18,794	11,067	(233,092)	887,726	3,837,074
Net realized gain distributions	148	47,616	265,980	177,382	—	38,702	23,552	784,072	998,189	609,379
Change in unrealized appreciation (depreciation) during the period	831	259,096	4,005,914	388,277	266,471	118,875	73,064	221,012	2,264,450	25,346,943
Net gain (loss) on investments	1,143	442,676	4,862,577	744,290	284,828	176,371	107,683	771,992	4,150,365	29,793,396
Net increase (decrease) in net assets resulting from operations	$1,299	$418,616	$4,687,274	$708,311	$262,146	$165,968	$103,632	$783,959	$3,991,612	$28,228,986

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$96,137	$17,859	$872	$—	$43	$89,293	$54,455	$12,224	$10,614	$234,630

Expenses:
Administrative charges	(46,428)	(3,317)	—	(1,468)	—	(2,535)	(2,775)	(359)	(438)	(26,055)
Mortality and expense risk charges	(321,838)	(22,433)	(27,683)	(19,172)	(29)	(29,666)	(32,508)	(4,756)	(6,304)	(177,045)
Total expenses	(368,266)	(25,750)	(27,683)	(20,640)	(29)	(32,201)	(35,283)	(5,115)	(6,742)	(203,100)
Net investment income (loss)	(272,129)	(7,891)	(26,811)	(20,640)	14	57,092	19,172	7,109	3,872	31,530

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(493,560)	(54,743)	72,253	(2,814)	(77)	(45,029)	6,161	9,543	(14,278)	356,535
Net realized gain distributions	—	105,003	27,461	145,881	196	—	75,716	7,200	—	691,256
Change in unrealized appreciation (depreciation) during the period	4,552,319	20,506	521,544	373,844	224	30,708	(295,859)	12,999	22,231	108,984
Net gain (loss) on investments	4,058,759	70,766	621,258	516,911	343	(14,321)	(213,982)	29,742	7,953	1,156,775
Net increase (decrease) in net assets resulting from operations	$3,786,630	$62,875	$594,447	$496,271	$357	$42,771	$(194,810)	$36,851	$11,825	$1,188,305

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund
	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)(5)	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)(10)(11)

Investment income:
Dividends	$4,623,209	$157,059	$2,030,746	$22,536	$275,833	$—	$883,588	$506,350	$—	$1,709

Expenses:
Administrative charges	(247,383)	—	(186,074)	(4,871)	(110,386)	(38,077)	(14,541)	(50,945)	—	—
Mortality and expense risk charges	(1,543,850)	(256,429)	(1,242,221)	(33,965)	(780,490)	(286,295)	(100,777)	(332,673)	(17,567)	(15,719)
Total expenses	(1,791,233)	(256,429)	(1,428,295)	(38,836)	(890,876)	(324,372)	(115,318)	(383,618)	(17,567)	(15,719)
Net investment income (loss)	2,831,976	(99,370)	602,451	(16,300)	(615,043)	(324,372)	768,270	122,732	(17,567)	(14,010)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	492,749	223,619	(1,497,896)	(344,150)	939,838	(2,976,741)	(1,299,123)	842,298	(383,750)	28,846
Net realized gain distributions	277,046	1,258,330	4,759,918	1,381,989	3,685,526	13,216,352	—	—	520,571	54,973
Change in unrealized appreciation (depreciation) during the period	5,060,140	1,789,024	3,548,260	(441,286)	7,887,253	(265,694)	480,092	3,886,907	7,619	764,004
Net gain (loss) on investments	5,829,935	3,270,973	6,810,282	596,553	12,512,617	9,973,917	(819,031)	4,729,205	144,440	847,823
Net increase (decrease) in net assets resulting from operations	$8,661,911	$3,171,603	$7,412,733	$580,253	$11,897,574	$9,649,545	$(50,761)	$4,851,937	$126,873	$833,813

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio
	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$9,986	$267,910	$—	$—	$116,102	$1,009,273	$292,685	$5,063	$—	$68,262

Expenses:
Administrative charges	—	(37,534)	—	(13,888)	(13,809)	(44,504)	(22,938)	(1,605)	(2,013)	(10,625)
Mortality and expense risk charges	(18,067)	(257,675)	(157,480)	(100,262)	(94,411)	(308,632)	(161,750)	(10,684)	(12,849)	(63,493)
Total expenses	(18,067)	(295,209)	(157,480)	(114,150)	(108,220)	(353,136)	(184,688)	(12,289)	(14,862)	(74,118)
Net investment income (loss)	(8,081)	(27,299)	(157,480)	(114,150)	7,882	656,137	107,997	(7,226)	(14,862)	(5,856)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(646,098)	47,334	581,653	60,852	305,690	(156,231)	(3,382,568)	(24,857)	(73,723)	(144,953)
Net realized gain distributions	139,053	—	1,524,368	268,162	473,236	—	2,498,244	—	74,448	9,499
Change in unrealized appreciation (depreciation) during the period	161,495	(164,140)	3,238,290	1,869,934	(101,226)	944,654	(1,511,672)	19,614	140,175	241,622
Net gain (loss) on investments	(345,550)	(116,806)	5,344,311	2,198,948	677,700	788,423	(2,395,996)	(5,243)	140,900	106,168
Net increase (decrease) in net assets resulting from operations	$(353,631)	$(144,105)	$5,186,831	$2,084,798	$685,582	$1,444,560	$(2,287,999)	$(12,469)	$126,038	$100,312

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$31,181	$554,554	$531,678	$—	$1,933	$57,025	$140	$108,230	$24,863	$66,779

Expenses:
Administrative charges	(6,196)	(27,867)	(61,544)	(1,061)	(361)	(3,213)	—	—	(692)	(2,544)
Mortality and expense risk charges	(42,284)	(189,870)	(389,904)	(10,769)	(5,616)	(43,463)	(100)	(89,719)	(15,637)	(35,997)
Total expenses	(48,480)	(217,737)	(451,448)	(11,830)	(5,977)	(46,676)	(100)	(89,719)	(16,329)	(38,541)
Net investment income (loss)	(17,299)	336,817	80,230	(11,830)	(4,044)	10,349	40	18,511	8,534	28,238

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	40,103	(77,147)	58,771	24,310	18,656	98,588	157	6,519	5,999	46,618
Net realized gain distributions	60,358	—	—	48,104	9,246	66,082	470	393,181	48,154	24,997
Change in unrealized appreciation (depreciation) during the period	337,290	467,828	290,532	131,503	7,798	8,724	(220)	430,954	15,717	29,992
Net gain (loss) on investments	437,751	390,681	349,303	203,917	35,700	173,394	407	830,654	69,870	101,607
Net increase (decrease) in net assets resulting from operations	$420,452	$727,498	$429,533	$192,087	$31,656	$183,743	$447	$849,165	$78,404	$129,845

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account	Sub-Account

Investment income:
Dividends	$12,472	$50,584	$—	$—	$23,648	$64,323	$3,391	$—	$—	$222,503

Expenses:
Administrative charges	(398)	(7,288)	—	(11,619)	(5,828)	(6,842)	(435)	(4,351)	(26,325)	(98,349)
Mortality and expense risk charges	(4,212)	(54,000)	(232,060)	(82,373)	(46,362)	(69,538)	(7,649)	(34,282)	(184,625)	(651,550)
Total expenses	(4,610)	(61,288)	(232,060)	(93,992)	(52,190)	(76,380)	(8,084)	(38,633)	(210,950)	(749,899)
Net investment income (loss)	7,862	(10,704)	(232,060)	(93,992)	(28,542)	(12,057)	(4,693)	(38,633)	(210,950)	(527,396)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,155)	(148,930)	979,902	819,379	(112,026)	119,643	(5,667)	93,444	982,901	1,330,114
Net realized gain distributions	—	63,850	1,656,946	731,484	32,326	73,495	41,236	203,168	2,038,500	1,845,159
Change in unrealized appreciation (depreciation) during the period	4,224	553,771	9,713,601	4,203,560	61,761	316,784	11,673	602,047	1,343,495	9,477,461
Net gain (loss) on investments	2,069	468,691	12,350,449	5,754,423	(17,939)	509,922	47,242	898,659	4,364,896	12,652,734
Net increase (decrease) in net assets resulting from operations	$9,931	$457,987	$12,118,389	$5,660,431	$(46,481)	$497,865	$42,549	$860,026	$4,153,946	$12,125,338

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund
	Sub-Account (19)	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$40,656	$60,063	$750,687	$29,230	$845	$45,395	$200,369	$76,851	$12,633	$92,601

Expenses:
Administrative charges	(6,381)	(32,442)	(18,866)	(3,005)	—	—	(23,506)	(15,827)	—	(17,608)
Mortality and expense risk charges	(53,452)	(228,171)	(125,801)	(20,159)	(36,864)	(22,526)	(167,611)	(110,458)	(39,734)	(129,517)
Total expenses	(59,833)	(260,613)	(144,667)	(23,164)	(36,864)	(22,526)	(191,117)	(126,285)	(39,734)	(147,125)
Net investment income (loss)	(19,177)	(200,550)	606,020	6,066	(36,019)	22,869	9,252	(49,434)	(27,101)	(54,524)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	43,416	210,883	(491,414)	7,654	232,820	(26,922)	(79,875)	468,958	194,151	(1,345,372)
Net realized gain distributions	344,310	239,512	—	30,164	119,480	26,667	—	334,478	264,542	—
Change in unrealized appreciation (depreciation) during the period	22,752	3,193,562	(418,114)	118,790	436,806	51,378	1,347,401	543,795	294,615	2,135,700
Net gain (loss) on investments	410,478	3,643,957	(909,528)	156,608	789,106	51,123	1,267,526	1,347,231	753,308	790,328
Net increase (decrease) in net assets resulting from operations	$391,301	$3,443,407	$(303,508)	$162,674	$753,087	$73,992	$1,276,778	$1,297,797	$726,207	$735,804

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2020

	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (18)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$22,076	$75,544	$865	$159,939	$284,060	$—	$—	$15,509	$—	$492

Expenses:
Administrative charges	(3,525)	—	—	(14,852)	(24,009)	(52)	—	—	(9)	—
Mortality and expense risk charges	(25,458)	(60,466)	(3,741)	(108,439)	(181,665)	(661)	(395)	(8,218)	(16,387)	(855)
Total expenses	(28,983)	(60,466)	(3,741)	(123,291)	(205,674)	(713)	(395)	(8,218)	(16,396)	(855)
Net investment income (loss)	(6,907)	15,078	(2,876)	36,648	78,386	(713)	(395)	7,291	(16,396)	(363)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	50,353	87,182	(1,293)	(368,614)	(121,621)	810	(19,431)	(158,499)	102,513	6,450
Net realized gain distributions	106,225	304,167	14,646	133,700	353,194	3,020	19,402	—	56,321	5,341
Change in unrealized appreciation (depreciation) during the period	101,227	(313,123)	25,220	57,368	(613,002)	10,080	(2,901)	157,187	358,484	1,319
Net gain (loss) on investments	257,805	78,226	38,573	(177,546)	(381,429)	13,910	(2,930)	(1,312)	517,318	13,110
Net increase (decrease) in net assets resulting from operations	$250,898	$93,304	$35,697	$(140,898)	$(303,043)	$13,197	$(3,325)	$5,979	$500,922	$12,747

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2020

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$16,732	$2,419	$1,355

Expenses:
Administrative charges	—	—	—
Mortality and expense risk charges	(16,092)	(4,737)	(5,095)
Total expenses	(16,092)	(4,737)	(5,095)
Net investment income (loss)	640	(2,318)	(3,740)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(9,391)	4,036	13,733
Net realized gain distributions	16,184	16,717	28,700
Change in unrealized appreciation (depreciation) during the period	(42,691)	35,873	20,682
Net gain (loss) on investments	(35,898)	56,626	63,115
Net increase (decrease) in net assets resulting from operations	$(35,258)	$54,308	$59,375

The accompanying notes are an integral part of these financial statements.

(1) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(2) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(3) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(4) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(6) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(7) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(8) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(9) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(11) Funded as of September 18, 2020.
(12) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(13) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(15) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(16) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(17) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(18) Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2020.
(19) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$47,893	$4,680	$(36,039)	$(4,780)	$8	$9,916	$67	$69,680	$(197,170)	$(20,321)
Net realized gain (loss) on security transactions	(339,633)	(1,049,918)	(338,426)	46,862	410	(2,207)	135	167,759	—	(265,885)
Net realized gain distributions	213,030	—	235,094	116,509	—	—	135	111,908	—	650,026
Change in unrealized appreciation (depreciation) during the period	522,165	1,733,335	95,255	194,829	3,702	(6,221)	467	(508,366)	—	(73,785)
Net increase (decrease) in net assets resulting from operations	443,455	688,097	(44,116)	353,420	4,120	1,488	804	(159,019)	(197,170)	290,035

Unit transactions:
Purchases	92,761	70,455	5,565	729	—	—	—	32,321	88,213	37,918
Net transfers	(191,810)	1,553,847	(210,283)	34,880	(584)	(18,461)	(18)	(40,810)	9,222,959	1,034,759
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(875,998)	(1,820,241)	(371,790)	(128,356)	(2,157)	(22,590)	(226)	(635,991)	(6,594,347)	(1,038,868)
Other transactions	(24)	12	17	(15)	1	—	(1)	4,094	84	22
Death benefits	(182,466)	(483,655)	(220,731)	(38,560)	—	(1,776)	—	(96,438)	(626,870)	(282,767)
Net annuity transactions	(2,436)	12,639	(2,209)	5,003	—	(741)	—	124,123	162,901	(1,272)
Net increase (decrease) in net assets resulting from unit transactions	(1,159,973)	(666,943)	(799,431)	(126,319)	(2,740)	(43,568)	(245)	(612,701)	2,252,940	(250,208)
Net increase (decrease) in net assets	(716,518)	21,154	(843,547)	227,101	1,380	(42,080)	559	(771,720)	2,055,770	39,827

Net assets:
Beginning of period	7,999,956	23,373,986	6,079,317	1,391,135	114,672	291,710	6,074	5,421,761	13,983,602	13,093,914
End of period	$7,283,438	$23,395,140	$5,235,770	$1,618,236	$116,052	$249,630	$6,633	$4,650,041	$16,039,372	$13,133,741

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$156	$(24,060)	$(175,303)	$(35,979)	$(22,682)	$(10,403)	$(4,051)	$11,967	$(158,753)	$(1,564,410)
Net realized gain (loss) on security transactions	164	135,964	590,683	178,631	18,357	18,794	11,067	(233,092)	887,726	3,837,074
Net realized gain distributions	148	47,616	265,980	177,382	—	38,702	23,552	784,072	998,189	609,379
Change in unrealized appreciation (depreciation) during the period	831	259,096	4,005,914	388,277	266,471	118,875	73,064	221,012	2,264,450	25,346,943
Net increase (decrease) in net assets resulting from operations	1,299	418,616	4,687,274	708,311	262,146	165,968	103,632	783,959	3,991,612	28,228,986

Unit transactions:
Purchases	—	—	1,000	42,450	—	1,000	—	90,993	35,036	198,052
Net transfers	612	(136,774)	(469,253)	(118,261)	(1,758)	(12,170)	(41,306)	594,417	857,190	(4,725,119)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(662)	(152,237)	(896,940)	(713,222)	(151,224)	(61,684)	(23,449)	(1,484,427)	(766,572)	(9,960,813)
Other transactions	—	1	(6)	2	7	(1)	(2)	24	181	(1,580)
Death benefits	—	(67,092)	(175,295)	(135,355)	(10,105)	(8,279)	—	(401,088)	(96,793)	(2,005,889)
Net annuity transactions	—	(2,706)	(51,307)	(30,587)	(22,329)	(8,176)	—	(6,440)	(63,363)	(115,628)
Net increase (decrease) in net assets resulting from unit transactions	(50)	(358,808)	(1,591,801)	(954,973)	(185,409)	(89,310)	(64,757)	(1,206,521)	(34,321)	(16,610,977)
Net increase (decrease) in net assets	1,249	59,808	3,095,473	(246,662)	76,737	76,658	38,875	(422,562)	3,957,291	11,618,009

Net assets:
Beginning of period	16,683	1,722,482	10,424,084	7,270,258	2,465,356	717,282	298,601	18,619,849	9,602,530	111,060,943
End of period	$17,932	$1,782,290	$13,519,557	$7,023,596	$2,542,093	$793,940	$337,476	$18,197,287	$13,559,821	$122,678,952

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(272,129)	$(7,891)	$(26,811)	$(20,640)	$14	$57,092	$19,172	$7,109	$3,872	$31,530
Net realized gain (loss) on security transactions	(493,560)	(54,743)	72,253	(2,814)	(77)	(45,029)	6,161	9,543	(14,278)	356,535
Net realized gain distributions	—	105,003	27,461	145,881	196	—	75,716	7,200	—	691,256
Change in unrealized appreciation (depreciation) during the period	4,552,319	20,506	521,544	373,844	224	30,708	(295,859)	12,999	22,231	108,984
Net increase (decrease) in net assets resulting from operations	3,786,630	62,875	594,447	496,271	357	42,771	(194,810)	36,851	11,825	1,188,305

Unit transactions:
Purchases	168,713	28,267	—	—	—	—	—	1,000	—	7,938
Net transfers	(203,483)	(279,353)	20,587	(6)	235	231,915	(52,852)	(18,582)	1,585	(145,660)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,313,394)	(113,329)	(137,789)	(74,240)	(117)	(385,556)	(370,187)	(21,761)	(200,962)	(804,583)
Other transactions	(118)	(779)	1	4	—	—	2	—	1	(24)
Death benefits	(731,170)	(66,836)	(2,106)	(14,516)	—	(21,356)	(45,894)	(7,854)	(10,253)	(408,564)
Net annuity transactions	(22,757)	(1,080)	—	(1,691)	—	654	21,644	(904)	16,188	50,087
Net increase (decrease) in net assets resulting from unit transactions	(3,102,209)	(433,110)	(119,307)	(90,449)	118	(174,343)	(447,287)	(48,101)	(193,441)	(1,300,806)
Net increase (decrease) in net assets	684,421	(370,235)	475,140	405,822	475	(131,572)	(642,097)	(11,250)	(181,616)	(112,501)

Net assets:
Beginning of period	27,489,380	2,305,851	1,874,260	1,023,970	3,071	2,015,643	2,707,616	315,979	567,946	15,040,317
End of period	$28,173,801	$1,935,616	$2,349,400	$1,429,792	$3,546	$1,884,071	$2,065,519	$304,729	$386,330	$14,927,816

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund
	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)(5)	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)(10)(11)

Operations:
Net investment income (loss)	$2,831,976	$(99,370)	$602,451	$(16,300)	$(615,043)	$(324,372)	$768,270	$122,732	$(17,567)	$(14,010)
Net realized gain (loss) on security transactions	492,749	223,619	(1,497,896)	(344,150)	939,838	(2,976,741)	(1,299,123)	842,298	(383,750)	28,846
Net realized gain distributions	277,046	1,258,330	4,759,918	1,381,989	3,685,526	13,216,352	—	—	520,571	54,973
Change in unrealized appreciation (depreciation) during the period	5,060,140	1,789,024	3,548,260	(441,286)	7,887,253	(265,694)	480,092	3,886,907	7,619	764,004
Net increase (decrease) in net assets resulting from operations	8,661,911	3,171,603	7,412,733	580,253	11,897,574	9,649,545	(50,761)	4,851,937	126,873	833,813

Unit transactions:
Purchases	553,445	14,807	477,839	3,526	499,097	346,485	9,233	215,359	8,834	6,094
Net transfers	4,825,471	(1,233,676)	(1,321,949)	(56,611)	(4,898,885)	(1,538,322)	(367,860)	(1,253,821)	13,363	(86,234)
Net interfund transfers due to corporate actions	9,796,199	—	16,863,818	(3,763,171)	37,119,272	(33,356,101)	(9,796,199)	—	(1,807,797)	3,322,861
Surrenders for benefit payments and fees	(13,088,899)	(1,808,156)	(8,687,378)	(231,081)	(5,246,508)	(1,611,027)	(838,734)	(2,447,171)	(107,728)	(100,737)
Other transactions	114	(63)	(2,721)	(39)	(1,444)	1,474	4	(438)	—	4
Death benefits	(3,457,001)	(425,950)	(2,585,737)	(312,662)	(2,116,433)	(883,386)	(100,670)	(1,089,706)	(5,988)	(25,071)
Net annuity transactions	246,136	2,137	177,040	(4,503)	281,321	(289,589)	(177,217)	(9,932)	(8,972)	11,095
Net increase (decrease) in net assets resulting from unit transactions	(1,124,535)	(3,450,901)	4,920,912	(4,364,541)	25,636,420	(37,330,466)	(11,271,443)	(4,585,709)	(1,908,288)	3,128,012
Net increase (decrease) in net assets	7,537,376	(279,298)	12,333,645	(3,784,288)	37,533,994	(27,680,921)	(11,322,204)	266,228	(1,781,415)	3,961,825

Net assets:
Beginning of period	130,668,198	18,810,643	104,444,795	3,784,288	52,022,552	27,680,921	11,322,204	28,965,352	1,781,415	—
End of period	$138,205,574	$18,531,345	$116,778,440	$—	$89,556,546	$—	$—	$29,231,580	$—	$3,961,825

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio
	Sub-Account (12)	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,081)	$(27,299)	$(157,480)	$(114,150)	$7,882	$656,137	$107,997	$(7,226)	$(14,862)	$(5,856)
Net realized gain (loss) on security transactions	(646,098)	47,334	581,653	60,852	305,690	(156,231)	(3,382,568)	(24,857)	(73,723)	(144,953)
Net realized gain distributions	139,053	—	1,524,368	268,162	473,236	—	2,498,244	—	74,448	9,499
Change in unrealized appreciation (depreciation) during the period	161,495	(164,140)	3,238,290	1,869,934	(101,226)	944,654	(1,511,672)	19,614	140,175	241,622
Net increase (decrease) in net assets resulting from operations	(353,631)	(144,105)	5,186,831	2,084,798	685,582	1,444,560	(2,287,999)	(12,469)	126,038	100,312

Unit transactions:
Purchases	3,380	103,900	160,293	31,436	4,350	26,288	10,956	78	54	6,369
Net transfers	(63,646)	1,919,856	(1,765,266)	(284,857)	(269,276)	1,472,371	783,598	3,308	(33,608)	163,210
Net interfund transfers due to corporate actions	(1,515,064)	30,975,046	—	—	—	(30,975,046)	(16,863,818)	—	—	—
Surrenders for benefit payments and fees	(89,915)	(3,083,057)	(915,945)	(593,709)	(437,372)	(2,375,861)	(1,174,234)	(94,049)	(186,669)	(543,848)
Other transactions	(46)	(224)	(108)	(41)	(5)	191	1,271	1	—	4
Death benefits	(82,180)	(523,873)	(521,322)	(128,701)	(115,661)	(556,462)	(364,718)	(11,637)	(8,121)	(74,596)
Net annuity transactions	—	348,464	(5,071)	(14,872)	(22,928)	(438,652)	(336,342)	(935)	(488)	(5,022)
Net increase (decrease) in net assets resulting from unit transactions	(1,747,471)	29,740,112	(3,047,419)	(990,744)	(840,892)	(32,847,171)	(17,943,287)	(103,234)	(228,832)	(453,883)
Net increase (decrease) in net assets	(2,101,102)	29,596,007	2,139,412	1,094,054	(155,310)	(31,402,611)	(20,231,286)	(115,703)	(102,794)	(353,571)

Net assets:
Beginning of period	2,101,102	11,912,855	10,922,089	7,997,468	7,784,642	31,402,611	20,231,286	932,424	1,200,476	6,226,611
End of period	$—	$41,508,862	$13,061,501	$9,091,522	$7,629,332	$—	$—	$816,721	$1,097,682	$5,873,040

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(17,299)	$336,817	$80,230	$(11,830)	$(4,044)	$10,349	$40	$18,511	$8,534	$28,238
Net realized gain (loss) on security transactions	40,103	(77,147)	58,771	24,310	18,656	98,588	157	6,519	5,999	46,618
Net realized gain distributions	60,358	—	—	48,104	9,246	66,082	470	393,181	48,154	24,997
Change in unrealized appreciation (depreciation) during the period	337,290	467,828	290,532	131,503	7,798	8,724	(220)	430,954	15,717	29,992
Net increase (decrease) in net assets resulting from operations	420,452	727,498	429,533	192,087	31,656	183,743	447	849,165	78,404	129,845

Unit transactions:
Purchases	—	7,358	53,469	—	—	—	—	2,636	—	—
Net transfers	(91,734)	225,765	746,081	31,540	264	(28,530)	800	355,109	—	683,765
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(310,843)	(1,173,665)	(3,024,029)	(33,850)	(57,986)	(400,376)	(397)	(736,818)	(138,229)	(310,235)
Other transactions	—	3	527	(3)	4	20	—	2,093	(12)	(180)
Death benefits	(6,631)	(234,975)	(593,656)	—	—	(108,272)	—	(31,909)	(5,990)	(28,925)
Net annuity transactions	(2,866)	24,381	(27,707)	—	(1,422)	(32,897)	—	(34,658)	(5,231)	(10,679)
Net increase (decrease) in net assets resulting from unit transactions	(412,074)	(1,151,133)	(2,845,315)	(2,313)	(59,140)	(570,055)	403	(443,547)	(149,462)	333,746
Net increase (decrease) in net assets	8,378	(423,635)	(2,415,782)	189,774	(27,484)	(386,312)	850	405,618	(71,058)	463,591

Net assets:
Beginning of period	3,514,083	15,691,609	35,978,963	665,980	367,095	3,033,422	10,625	6,448,758	1,249,644	2,069,236
End of period	$3,522,461	$15,267,974	$33,563,181	$855,754	$339,611	$2,647,110	$11,475	$6,854,376	$1,178,586	$2,532,827

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$7,862	$(10,704)	$(232,060)	$(93,992)	$(28,542)	$(12,057)	$(4,693)	$(38,633)	$(210,950)	$(527,396)
Net realized gain (loss) on security transactions	(2,155)	(148,930)	979,902	819,379	(112,026)	119,643	(5,667)	93,444	982,901	1,330,114
Net realized gain distributions	—	63,850	1,656,946	731,484	32,326	73,495	41,236	203,168	2,038,500	1,845,159
Change in unrealized appreciation (depreciation) during the period	4,224	553,771	9,713,601	4,203,560	61,761	316,784	11,673	602,047	1,343,495	9,477,461
Net increase (decrease) in net assets resulting from operations	9,931	457,987	12,118,389	5,660,431	(46,481)	497,865	42,549	860,026	4,153,946	12,125,338

Unit transactions:
Purchases	1,000	14,607	—	85,137	31,955	38,109	—	10,500	27,366	73,004
Net transfers	(16,400)	110,521	(1,112,585)	686,966	26,960	(155,620)	(602)	94,019	(1,513,892)	(2,422,274)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	64,947	—	—
Surrenders for benefit payments and fees	(16,845)	(390,972)	(2,016,386)	(524,964)	(239,452)	(262,190)	(33,566)	(149,351)	(1,234,810)	(4,571,538)
Other transactions	1	8	5,103	5	(2)	2,682	—	(2)	121	556
Death benefits	(1,836)	(99,784)	(98,702)	(154,057)	(99,289)	(94,792)	—	(29,257)	(315,427)	(893,578)
Net annuity transactions	—	10,467	1,019,473	(5,393)	(15,532)	(44,615)	—	(2,299)	(31,700)	11,906
Net increase (decrease) in net assets resulting from unit transactions	(34,080)	(355,153)	(2,203,097)	87,694	(295,360)	(516,426)	(34,168)	(11,443)	(3,068,342)	(7,801,924)
Net increase (decrease) in net assets	(24,149)	102,834	9,915,292	5,748,125	(341,841)	(18,561)	8,381	848,583	1,085,604	4,323,414

Net assets:
Beginning of period	293,020	4,425,889	11,746,423	3,807,885	4,040,381	5,354,070	431,538	2,280,036	14,320,891	54,104,849
End of period	$268,871	$4,528,723	$21,661,715	$9,556,010	$3,698,540	$5,335,509	$439,919	$3,128,619	$15,406,495	$58,428,263

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund
	Sub-Account (19)	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(19,177)	$(200,550)	$606,020	$6,066	$(36,019)	$22,869	$9,252	$(49,434)	$(27,101)	$(54,524)
Net realized gain (loss) on security transactions	43,416	210,883	(491,414)	7,654	232,820	(26,922)	(79,875)	468,958	194,151	(1,345,372)
Net realized gain distributions	344,310	239,512	—	30,164	119,480	26,667	—	334,478	264,542	—
Change in unrealized appreciation (depreciation) during the period	22,752	3,193,562	(418,114)	118,790	436,806	51,378	1,347,401	543,795	294,615	2,135,700
Net increase (decrease) in net assets resulting from operations	391,301	3,443,407	(303,508)	162,674	753,087	73,992	1,276,778	1,297,797	726,207	735,804

Unit transactions:
Purchases	41,238	41,248	5,594	600	—	41,579	77,270	7,536	2,587	65,965
Net transfers	(87,156)	(924,968)	167,978	(5,512)	376,258	(100,965)	(91,829)	(252,007)	(259,870)	280,500
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(287,109)	(1,585,663)	(1,209,312)	(105,611)	(408,118)	(170,980)	(1,069,232)	(771,142)	(252,926)	(751,645)
Other transactions	(6)	2	22	1	63	(20)	36	(86)	(6)	18
Death benefits	(104,895)	(338,189)	(297,453)	(27,555)	(59,180)	(90,028)	(293,684)	(201,700)	(79,923)	(185,018)
Net annuity transactions	(8,301)	(17,277)	143,088	(898)	190,246	(28)	(2,677)	(11,548)	(245)	(1,496)
Net increase (decrease) in net assets resulting from unit transactions	(446,229)	(2,824,847)	(1,190,083)	(138,975)	99,269	(320,442)	(1,380,116)	(1,228,947)	(590,383)	(591,676)
Net increase (decrease) in net assets	(54,928)	618,560	(1,493,591)	23,699	852,356	(246,450)	(103,338)	68,850	135,824	144,128

Net assets:
Beginning of period	3,846,738	18,854,973	11,169,584	1,677,784	2,008,976	2,092,810	13,827,790	9,196,999	3,050,769	11,032,930
End of period	$3,791,810	$19,473,533	$9,675,993	$1,701,483	$2,861,332	$1,846,360	$13,724,452	$9,265,849	$3,186,593	$11,177,058

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (18)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(6,907)	$15,078	$(2,876)	$36,648	$78,386	$(713)	$(395)	$7,291	$(16,396)	$(363)
Net realized gain (loss) on security transactions	50,353	87,182	(1,293)	(368,614)	(121,621)	810	(19,431)	(158,499)	102,513	6,450
Net realized gain distributions	106,225	304,167	14,646	133,700	353,194	3,020	19,402	—	56,321	5,341
Change in unrealized appreciation (depreciation) during the period	101,227	(313,123)	25,220	57,368	(613,002)	10,080	(2,901)	157,187	358,484	1,319
Net increase (decrease) in net assets resulting from operations	250,898	93,304	35,697	(140,898)	(303,043)	13,197	(3,325)	5,979	500,922	12,747

Unit transactions:
Purchases	1,001	5,100	—	5,150	29,977	—	—	360	6,482	—
Net transfers	140,901	(243,376)	(747)	(165,225)	505,501	791	(5,958)	(48,503)	(274,119)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(64,947)	—	—	—
Surrenders for benefit payments and fees	(187,124)	(442,666)	(6,510)	(892,573)	(1,156,069)	(2,286)	(1)	(49,680)	(89,504)	(33,536)
Other transactions	5	—	—	—	37	(4)	1	(17)	—	—
Death benefits	(25,570)	(53,939)	—	(209,264)	(234,679)	—	—	(3,509)	(30,631)	—
Net annuity transactions	11,542	30,037	(794)	9,864	(7,047)	—	—	(915)	(2,863)	—
Net increase (decrease) in net assets resulting from unit transactions	(59,245)	(704,844)	(8,051)	(1,252,048)	(862,280)	(1,499)	(70,905)	(102,264)	(390,635)	(33,536)
Net increase (decrease) in net assets	191,653	(611,540)	27,646	(1,392,946)	(1,165,323)	11,698	(74,230)	(96,285)	110,287	(20,789)

Net assets:
Beginning of period	1,936,155	5,010,118	172,569	10,082,470	15,668,473	34,639	74,230	672,082	1,119,848	72,214
End of period	$2,127,808	$4,398,578	$200,215	$8,689,524	$14,503,150	$46,337	$—	$575,797	$1,230,135	$51,425

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$640	$(2,318)	$(3,740)
Net realized gain (loss) on security transactions	(9,391)	4,036	13,733
Net realized gain distributions	16,184	16,717	28,700
Change in unrealized appreciation (depreciation) during the period	(42,691)	35,873	20,682
Net increase (decrease) in net assets resulting from operations	(35,258)	54,308	59,375

Unit transactions:
Purchases	—	—	48,274
Net transfers	2,053	17,812	(36,453)
Net interfund transfers due to corporate actions	—	—	—
Surrenders for benefit payments and fees	(166,059)	(36,225)	(11,759)
Other transactions	4	1	1
Death benefits	(5,693)	—	(71,339)
Net annuity transactions	65,438	—	—
Net increase (decrease) in net assets resulting from unit transactions	(104,257)	(18,412)	(71,276)
Net increase (decrease) in net assets	(139,515)	35,896	(11,901)

Net assets:
Beginning of period	1,201,863	326,703	359,696
End of period	$1,062,348	$362,599	$347,795

The accompanying notes are an integral part of these financial statements.

(1) Merged assets from Hartford High Yield HLS Fund. Change effective September 25, 2020.
(2) Merged assets from Hartford Value HLS Fund. Change effective September 18, 2020.
(3) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(4) Merged assets from Hartford Growth Opportunities HLS Fund. Change effective September 18, 2020.
(5) Merged assets from Hartford Global Growth HLS Fund. Change effective September 18, 2020.
(6) Merged into Hartford Disciplined Equity HLS Fund. Change effective September 18, 2020.
(7) Merged into Hartford Total Return Bond HLS Fund. Change effective September 25, 2020.
(8) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(9) Merged assets from Hartford MidCap Value HLS Fund. Change effective September 18, 2020.
(10) Merged assets from Hartford MidCap Growth HLS Fund. Change effective September 18, 2020.
(11) Funded as of September 18, 2020.
(12) Merged into Hartford MidCap HLS Fund. Change effective September 18, 2020.
(13) Merged assets from Hartford U.S. Government Securities HLS Fund. Change effective September 25, 2020.
(14) Merged into Hartford Ultrashort Bond HLS Fund. Change effective September 25, 2020.
(15) Merged into Hartford Dividend and Growth HLS Fund. Change effective September 18, 2020.
(16) Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio. Change effective April 1, 2020.
(17) Merged assets from Invesco V.I. Mid Cap Growth Fund. Change effective April 30, 2020.
(18) Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2020.
(19) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2019

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$54,895	$(172,443)	$(77,566)	$(16,583)	$(998)	$12,058	$15	$73,869	$48,153
Net realized gain (loss) on security transactions	(321,226)	(1,085,556)	(71,440)	28,264	290	132	135	300,384	—
Net realized gain distributions	959,832	—	679,592	33,501	—	—	363	282,894	—
Change in unrealized appreciation (depreciation) during the period	716,801	4,443,467	514,898	268,651	6,609	19,109	833	450,657	—
Net increase (decrease) in net assets resulting from operations	1,410,302	3,185,468	1,045,484	313,833	5,901	31,299	1,346	1,107,804	48,153

Unit transactions:
Purchases	—	81,995	4,010	738	—	866	—	889	56,395
Net transfers	(634)	2,034,797	(193,550)	(39,437)	(1,433)	(14,443)	(149)	(127,729)	6,285,256
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,902,534)	(2,857,767)	(788,591)	(204,430)	(42,078)	(7,304)	(227)	(485,736)	(7,205,982)
Other transactions	(271)	(1,011)	47	(1)	13	1	(1)	(2)	1,156
Death benefits	(212,875)	(506,205)	(71,277)	(29,332)	—	(2,910)	—	(67,629)	(923,245)
Net annuity transactions	52,503	(58,295)	9,484	(2,038)	(13,985)	774	—	(26,955)	(11,482)
Net increase (decrease) in net assets resulting from unit transactions	(3,063,811)	(1,306,486)	(1,039,877)	(274,500)	(57,483)	(23,016)	(377)	(707,162)	(1,797,902)
Net increase (decrease) in net assets	(1,653,509)	1,878,982	5,607	39,333	(51,582)	8,283	969	400,642	(1,749,749)

Net assets:
Beginning of period	9,653,465	21,495,004	6,073,710	1,351,802	166,254	283,427	5,105	5,021,119	15,733,351
End of period	$7,999,956	$23,373,986	$6,079,317	$1,391,135	$114,672	$291,710	$6,074	$5,421,761	$13,983,602

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,688)	$234	$(11,726)	$(114,929)	$(16,089)	$(8,039)	$(11,625)	$(3,840)	$28,268	$(154,154)
Net realized gain (loss) on security transactions	(78,530)	(23)	57,023	278,042	135,427	19,468	43,220	1,901	(361,048)	1,348,537
Net realized gain distributions	1,387,540	—	91,350	1,038,790	698,901	61,826	44,655	34,040	1,398,003	775,723
Change in unrealized appreciation (depreciation) during the period	(326,111)	1,078	321,396	1,255,215	656,067	377,108	103,286	47,876	3,345,737	1,060,933
Net increase (decrease) in net assets resulting from operations	979,211	1,289	458,043	2,457,118	1,474,306	450,363	179,536	79,977	4,410,960	3,031,039

Unit transactions:
Purchases	30,627	—	—	23,001	21,482	13,481	1,000	—	38,341	21,233
Net transfers	(26,724)	(1,022)	(48,492)	(29,262)	(28,071)	(17,745)	(53,668)	(2,007)	(265,436)	(357,482)
Net interfund transfers due to corporate actions	13,425,800	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,181,030)	(691)	(173,399)	(1,058,218)	(627,587)	(224,770)	(102,896)	(9,818)	(4,494,833)	(3,728,190)
Other transactions	87	—	—	59	1	1	(1)	—	(291)	1,333
Death benefits	(218,708)	—	(8,253)	(191,587)	(101,465)	(68,645)	(1,813)	—	(474,843)	(143,963)
Net annuity transactions	84,651	—	(2,403)	9,290	(5,482)	9,074	2,891	—	(79,167)	(24,228)
Net increase (decrease) in net assets resulting from unit transactions	12,114,703	(1,713)	(232,547)	(1,246,717)	(741,122)	(288,604)	(154,487)	(11,825)	(5,276,229)	(4,231,297)
Net increase (decrease) in net assets	13,093,914	(424)	225,496	1,210,401	733,184	161,759	25,049	68,152	(865,269)	(1,200,258)

Net assets:
Beginning of period	—	17,107	1,496,986	9,213,683	6,537,074	2,303,597	692,233	230,449	19,485,118	10,802,788
End of period	$13,093,914	$16,683	$1,722,482	$10,424,084	$7,270,258	$2,465,356	$717,282	$298,601	$18,619,849	$9,602,530

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,396,584)	$(242,495)	$(8,023)	$(18,593)	$(19,008)	$(3)	$76,695	$1,071	$(2,179)
Net realized gain (loss) on security transactions	1,017,400	(358,122)	205,001	6,588	(18,538)	(16)	(27,335)	42,600	23,783
Net realized gain distributions	13,254,585	3,201,407	350,067	316,904	139,236	452	—	251,913	—
Change in unrealized appreciation (depreciation) during the period	15,274,970	2,733,983	324,937	143,062	161,256	190	87,506	192,002	51,350
Net increase (decrease) in net assets resulting from operations	28,150,371	5,334,773	871,982	447,961	262,946	623	136,866	487,586	72,954

Unit transactions:
Purchases	383,991	128,644	1,260	—	—	—	—	—	1,000
Net transfers	(2,355,940)	(267,611)	126,570	(30,058)	(14,382)	154	(4,447)	(16,673)	(7,020)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(15,639,216)	(3,410,558)	(1,823,533)	(218,076)	(207,568)	(112)	(290,807)	(226,978)	(110,765)
Other transactions	2,146	15	2	9	(3)	—	(1)	(1)	1
Death benefits	(2,128,067)	(493,142)	(17,227)	(16,572)	16,082	—	(31,222)	(73,369)	(2,430)
Net annuity transactions	(81,689)	(31,354)	(16,113)	—	2,307	—	48,794	8,550	(330)
Net increase (decrease) in net assets resulting from unit transactions	(19,818,775)	(4,074,006)	(1,729,041)	(264,697)	(203,564)	42	(277,683)	(308,471)	(119,544)
Net increase (decrease) in net assets	8,331,596	1,260,767	(857,059)	183,264	59,382	665	(140,817)	179,115	(46,590)

Net assets:
Beginning of period	102,729,347	26,228,613	3,162,910	1,690,996	964,588	2,406	2,156,460	2,528,501	362,569
End of period	$111,060,943	$27,489,380	$2,305,851	$1,874,260	$1,023,970	$3,071	$2,015,643	$2,707,616	$315,979

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Templeton Growth VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,133	$41,624	$3,308,923	$(61,866)	$370,849	$(41,285)	$(351,599)	$(438,091)	$533,247	$108,276
Net realized gain (loss) on security transactions	(5,043)	722,720	(342,879)	174,260	(676,668)	150,146	890,535	565,262	(144,361)	584,032
Net realized gain distributions	113,181	1,220,137	—	1,984,965	11,741,827	508,146	5,698,654	5,377,273	—	1,069,401
Change in unrealized appreciation (depreciation) during the period	(44,692)	947,173	8,753,833	2,649,249	12,656,339	387,383	8,005,818	1,502,686	1,065,173	4,543,298
Net increase (decrease) in net assets resulting from operations	69,579	2,931,654	11,719,877	4,746,608	24,092,347	1,004,390	14,243,408	7,007,130	1,454,059	6,305,007

Unit transactions:
Purchases	—	3,820	508,316	32,330	191,386	2,220	166,825	16,136	7,222	107,399
Net transfers	(10,215)	646,645	3,429,477	(548,867)	(1,271,415)	97,783	(2,968,233)	(1,061,563)	5,434	(281,012)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(92,530)	(3,355,493)	(18,681,502)	(2,509,173)	(14,749,389)	(743,740)	(5,969,228)	(3,319,617)	(1,489,716)	(3,633,334)
Other transactions	—	(62)	244	(16)	50	(1)	(3,591)	682	1,164	(638)
Death benefits	—	(294,850)	(3,044,732)	(264,318)	(1,278,958)	(205,887)	(1,133,096)	(262,612)	(258,090)	(556,045)
Net annuity transactions	—	56,191	5,700	9,170	178,552	(501)	(260,972)	117,374	(35,674)	(7,659)
Net increase (decrease) in net assets resulting from unit transactions	(102,745)	(2,943,749)	(17,782,497)	(3,280,874)	(16,929,774)	(850,126)	(10,168,295)	(4,509,600)	(1,769,660)	(4,371,289)
Net increase (decrease) in net assets	(33,166)	(12,095)	(6,062,620)	1,465,734	7,162,573	154,264	4,075,113	2,497,530	(315,601)	1,933,718

Net assets:
Beginning of period	601,112	15,052,412	136,730,818	17,344,909	97,282,222	3,630,024	47,947,439	25,183,391	11,637,805	27,031,634
End of period	$567,946	$15,040,317	$130,668,198	$18,810,643	$104,444,795	$3,784,288	$52,022,552	$27,680,921	$11,322,204	$28,965,352

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Hartford MidCap Growth HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(16,666)	$(10,863)	$42,752	$(160,285)	$(123,721)	$7,767	$322,905	$81,464	$11,260	$(18,144)
Net realized gain (loss) on security transactions	(4,701)	(70,493)	61,776	254,901	206,385	467,733	(402,087)	266,315	(20,281)	(51,569)
Net realized gain distributions	287,751	244,784	—	1,924,991	1,321,165	629,749	—	1,969,107	—	236,812
Change in unrealized appreciation (depreciation) during the period	254,886	357,379	56,826	1,296,312	842,514	754,693	1,345,421	2,247,733	67,696	87,903
Net increase (decrease) in net assets resulting from operations	521,270	520,807	161,354	3,315,919	2,246,343	1,859,942	1,266,239	4,564,619	58,675	255,002

Unit transactions:
Purchases	1,300	—	153,099	26,934	25,444	4,650	61,912	25,816	728	3,306
Net transfers	155,819	(60,942)	1,726,424	(632,728)	(138,202)	46,338	(1,055,955)	(173,861)	(10,841)	(56,711)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(284,757)	(201,309)	(3,656,061)	(1,575,058)	(1,122,981)	(900,098)	(5,583,606)	(2,732,840)	(147,386)	(178,192)
Other transactions	(6)	9	209	(3)	(189)	(531)	243	6	25	—
Death benefits	(84,633)	(64,711)	(346,529)	(118,027)	(150,809)	(124,356)	(1,051,458)	(321,417)	(32,991)	(39,218)
Net annuity transactions	(1,111)	—	50,803	(21,502)	43,504	93,566	5,328	24,601	(229)	(70)
Net increase (decrease) in net assets resulting from unit transactions	(213,388)	(326,953)	(2,072,055)	(2,320,384)	(1,343,233)	(880,431)	(7,623,536)	(3,177,695)	(190,694)	(270,885)
Net increase (decrease) in net assets	307,882	193,854	(1,910,701)	995,535	903,110	979,511	(6,357,297)	1,386,924	(132,019)	(15,883)

Net assets:
Beginning of period	1,473,533	1,907,248	13,823,556	9,926,554	7,094,358	6,805,131	37,759,908	18,844,362	1,064,443	1,216,359
End of period	$1,781,415	$2,101,102	$11,912,855	$10,922,089	$7,997,468	$7,784,642	$31,402,611	$20,231,286	$932,424	$1,200,476

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Calibrated Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,644)	$10	$357,597	$50,410	$(10,039)	$(4,306)	$15,158	$88	$43,450
Net realized gain (loss) on security transactions	(127,855)	25,082	5,643	643,903	13,663	14,491	53,504	252	35,459
Net realized gain distributions	154,799	174,424	—	2,317,702	53,182	20,071	78,484	451	341,325
Change in unrealized appreciation (depreciation) during the period	1,109,344	551,844	1,432,118	3,736,997	117,292	58,687	353,476	1,659	1,010,669
Net increase (decrease) in net assets resulting from operations	1,128,644	751,360	1,795,358	6,749,012	174,098	88,943	500,622	2,450	1,430,903

Unit transactions:
Purchases	6,765	—	9,839	131,408	—	—	—	—	20,332
Net transfers	(135,120)	(21,288)	9,164	(621,143)	89,419	(5,420)	(15,201)	(9)	858,609
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(760,548)	(413,602)	(2,119,965)	(4,338,699)	(17,558)	(34,177)	(243,776)	(400)	(520,030)
Other transactions	14	(280)	915	131	—	2	—	—	20
Death benefits	(28,119)	(28,517)	(270,314)	(823,458)	—	—	(68,018)	—	(213,016)
Net annuity transactions	(431)	(2,884)	80,133	36,188	—	(1,404)	(16,254)	—	146,294
Net increase (decrease) in net assets resulting from unit transactions	(917,439)	(466,571)	(2,290,228)	(5,615,573)	71,861	(40,999)	(343,249)	(409)	292,209
Net increase (decrease) in net assets	211,205	284,789	(494,870)	1,133,439	245,959	47,944	157,373	2,041	1,723,112

Net assets:
Beginning of period	6,015,406	3,229,294	16,186,479	34,845,524	420,021	319,151	2,876,049	8,584	4,725,646
End of period	$6,226,611	$3,514,083	$15,691,609	$35,978,963	$665,980	$367,095	$3,033,422	$10,625	$6,448,758

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$11,710	$45,774	$10,865	$(25,586)	$(171,303)	$(72,410)	$(42,575)	$(2,258)	$(4,190)	$(31,860)
Net realized gain (loss) on security transactions	11,856	12,829	(2,111)	(62,330)	366,924	404,478	(60,394)	92,218	(9,156)	43,809
Net realized gain distributions	87,994	—	—	305,795	637,345	601,049	289,585	95,224	54,261	277,292
Change in unrealized appreciation (depreciation) during the period	92,367	114,148	25,809	510,899	2,155,121	824,825	610,770	1,010,173	53,584	323,308
Net increase (decrease) in net assets resulting from operations	203,927	172,751	34,563	728,778	2,988,087	1,757,942	797,386	1,195,357	94,499	612,549

Unit transactions:
Purchases	—	738	1,000	1,778	1,495	145	5,347	—	—	4,813
Net transfers	(3,483)	77,590	(3,277)	(88,603)	(638,082)	(380,366)	51,396	(80,906)	(1,165)	272,857
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(71,135)	(143,960)	(27,197)	(761,312)	(829,003)	(2,199,953)	(377,174)	(240,830)	(40,192)	(278,592)
Other transactions	1	—	2	(94)	(1)	648	345	—	—	(2)
Death benefits	(36,710)	(63,068)	—	(60,593)	(25,730)	(44,688)	(56,742)	(141,075)	—	(27,325)
Net annuity transactions	16,976	(7,184)	—	15,385	(87,329)	(3,237)	(9,538)	(34,676)	—	15,644
Net increase (decrease) in net assets resulting from unit transactions	(94,351)	(135,884)	(29,472)	(893,439)	(1,578,650)	(2,627,451)	(386,366)	(497,487)	(41,357)	(12,605)
Net increase (decrease) in net assets	109,576	36,867	5,091	(164,661)	1,409,437	(869,509)	411,020	697,870	53,142	599,944

Net assets:
Beginning of period	1,140,068	2,032,369	287,929	4,590,550	10,336,986	4,677,394	3,629,361	4,656,200	378,396	1,680,092
End of period	$1,249,644	$2,069,236	$293,020	$4,425,889	$11,746,423	$3,807,885	$4,040,381	$5,354,070	$431,538	$2,280,036

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(213,226)	$(445,835)	$(32,597)	$(287,265)	$221,938	$233	$(26,605)	$30,599	$(19,261)	$(32,787)
Net realized gain (loss) on security transactions	422,520	1,251,283	66,036	141,226	(375,063)	8,114	90,648	(3,645)	(215,488)	429,538
Net realized gain distributions	1,349,144	7,713,965	601,563	1,729,344	—	55,570	255,292	120,439	24,515	969,367
Change in unrealized appreciation (depreciation) during the period	2,486,961	5,249,177	312,279	2,422,403	1,221,273	189,776	238,746	207,860	3,026,808	957,214
Net increase (decrease) in net assets resulting from operations	4,045,399	13,768,590	947,281	4,005,708	1,068,148	253,693	558,081	355,253	2,816,574	2,323,332

Unit transactions:
Purchases	33,609	199,855	4,840	44,901	57,325	600	—	3,290	52,782	20,351
Net transfers	(451,822)	(1,912,318)	(39,722)	605,112	(56,080)	757	(26,730)	178,235	99,272	2,812
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,790,283)	(7,081,456)	(410,438)	(2,505,253)	(1,488,662)	(258,185)	(230,363)	(303,182)	(1,636,122)	(1,293,893)
Other transactions	(442)	893	16	(521)	(169)	(186)	—	10	(579)	(28)
Death benefits	(274,620)	(934,096)	(49,673)	(323,887)	(242,062)	(65,071)	(13,814)	(32,523)	(263,206)	(237,180)
Net annuity transactions	(58,343)	(10,060)	10,628	(34,022)	(552)	(888)	(22,303)	(357)	(43,009)	(2,246)
Net increase (decrease) in net assets resulting from unit transactions	(2,541,901)	(9,737,182)	(484,349)	(2,213,670)	(1,730,200)	(322,973)	(293,210)	(154,527)	(1,790,862)	(1,510,184)
Net increase (decrease) in net assets	1,503,498	4,031,408	462,932	1,792,038	(662,052)	(69,280)	264,871	200,726	1,025,712	813,148

Net assets:
Beginning of period	12,817,393	50,073,441	3,383,806	17,062,935	11,831,636	1,747,064	1,744,105	1,892,084	12,802,078	8,383,851
End of period	$14,320,891	$54,104,849	$3,846,738	$18,854,973	$11,169,584	$1,677,784	$2,008,976	$2,092,810	$13,827,790	$9,196,999

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(26,857)	$(99,460)	$(2,629)	$26,861	$(2,378)	$(6,721)	$8,237	$(645)	$(1,450)	$17,664
Net realized gain (loss) on security transactions	168,073	(1,052,676)	44,905	171,183	(5,263)	(152,619)	365,057	8,293	1,018	(81,736)
Net realized gain distributions	433,325	1,163,093	80,308	423,761	26,595	1,077,116	1,948,553	4,668	10,564	286,511
Change in unrealized appreciation (depreciation) during the period	318,388	2,120,032	228,843	579,984	21,545	1,277,818	884,212	(26)	13,145	(140,143)
Net increase (decrease) in net assets resulting from operations	892,929	2,130,989	351,427	1,201,789	40,499	2,195,594	3,206,059	12,290	23,277	82,296

Unit transactions:
Purchases	4,112	24,696	1,169	2,200	—	102,596	30,091	—	—	360
Net transfers	(179,582)	670,667	160,257	(90,651)	15,217	(454,575)	176,621	(35,891)	—	90,780
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(456,667)	(1,225,877)	(184,555)	(575,614)	(21,761)	(1,962,584)	(2,205,297)	(13,896)	(29,765)	(91,194)
Other transactions	20	549	1	(23)	—	(224)	(599)	—	—	(1)
Death benefits	(18,514)	(137,266)	(26,200)	(51,911)	—	(273,540)	(236,969)	—	—	(25,782)
Net annuity transactions	(590)	(11,112)	—	(3,498)	630	45,684	(28,849)	—	—	(1,064)
Net increase (decrease) in net assets resulting from unit transactions	(651,221)	(678,343)	(49,328)	(719,497)	(5,914)	(2,542,643)	(2,265,002)	(49,787)	(29,765)	(26,901)
Net increase (decrease) in net assets	241,708	1,452,646	302,099	482,292	34,585	(347,049)	941,057	(37,497)	(6,488)	55,395

Net assets:
Beginning of period	2,809,061	9,580,284	1,634,056	4,527,826	137,984	10,429,519	14,727,416	72,136	80,718	616,687
End of period	$3,050,769	$11,032,930	$1,936,155	$5,010,118	$172,569	$10,082,470	$15,668,473	$34,639	$74,230	$672,082

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2019

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(17,754)	$(472)	$13,492	$(2,550)	$(3,472)
Net realized gain (loss) on security transactions	68,011	319	(20,619)	68	4,500
Net realized gain distributions	173,421	7,516	52,730	39,472	25,057
Change in unrealized appreciation (depreciation) during the period	20,711	9,659	221,592	55,250	78,166
Net increase (decrease) in net assets resulting from operations	244,389	17,022	267,195	92,240	104,251

Unit transactions:
Purchases	1,245	—	—	—	—
Net transfers	54,986	—	(39,084)	(150,927)	(30,167)
Net interfund transfers due to corporate actions	—	—	—	—	—
Surrenders for benefit payments and fees	(147,718)	(1,900)	(58,425)	(7,871)	(2,054)
Other transactions	(512)	(1)	—	(1)	(1)
Death benefits	(37,172)	—	(70,590)	—	—
Net annuity transactions	(11,794)	—	1,619	—	—
Net increase (decrease) in net assets resulting from unit transactions	(140,965)	(1,901)	(166,480)	(158,799)	(32,222)
Net increase (decrease) in net assets	103,424	15,121	100,715	(66,559)	72,029

Net assets:
Beginning of period	1,016,424	57,093	1,101,148	393,262	287,667
End of period	$1,119,848	$72,214	$1,201,863	$326,703	$359,696

The accompanying notes are an integral part of these financial statements.
(1) See Note 8 for additional information related to this Sub-Account.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2020

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Talcott Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is owned by Talcott Resolution Life, Inc., wholly owned by Hopmeadow Acquisition, Inc., owned by Hopmeadow Holdings, LP, ultimately owned by Hopmeadow Holdings GP LLC. Hopmeadow Holdings GP LLC is funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook, J. Safra Group and Hartford Holdings, Inc.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® Bond Fund, American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® Global Small Capitalization Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund (Merged assets from Hartford High Yield HLS Fund), Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund (Merged assets from Hartford Value HLS Fund), Hartford Global Growth HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford Disciplined Equity HLS Fund (Merged assets from Hartford Growth Opportunities HLS Fund) (Merged assets from Hartford Global Growth HLS Fund), Hartford Growth Opportunities HLS Fund (Merged into Hartford Disciplined Equity HLS Fund), Hartford High Yield HLS Fund (Merged into Hartford Total Return Bond HLS Fund), Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford MidCap HLS Fund (Merged assets from Hartford MidCap Value HLS Fund) (Merged assets from Hartford MidCap Growth HLS Fund), Hartford MidCap Value HLS Fund (Merged into Hartford MidCap HLS Fund), Hartford Ultrashort Bond HLS Fund (Merged assets from Hartford U.S. Government Securities HLS Fund), Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund (Merged into Hartford Ultrashort Bond HLS Fund), Hartford Value HLS Fund (Merged into Hartford Dividend and Growth HLS Fund), Rational Trend Aggregation VA Fund, Rational Insider Buying VA Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio (Formerly Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio), Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Investors Trust Series, MFS® Total Return Series, MFS® Value Series, BlackRock S&P 500 Index V.I. Fund, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Emerging Markets Debt Portfolio, Morgan Stanley VIF Emerging Markets Equity Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund, Invesco V.I. Equally-Weighted S&P 500 Fund, Morgan Stanley VIF Global Franchise Portfolio, Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Merged assets from Invesco V.I. Mid Cap Growth Fund), Invesco Oppenheimer V.I. Capital Appreciation Fund, Invesco Oppenheimer V.I. Global Fund, Invesco Oppenheimer V.I. Main Street Fund®++, Invesco Oppenheimer V.I. Main Street Small Cap Fund®++, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Multi-Cap Core Fund, Putnam VT Sustainable Leaders Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Equity Income Fund, Pioneer Fund VCT Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I.
American Franchise Fund, Invesco V.I. Mid Cap Growth Fund (Merged into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund), Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Opportunity Fund, Morgan Stanley VIF Global Infrastructure Portfolio, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio.

++ See Note 8 for additional information related to this Sub-Account.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2020 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2020, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2020 and 2019.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013, the statute of limitations is closed through the 2016 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2020.

h) Novel Coronavirus - The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries. Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID 19 public health crises and its impact on financial markets. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

c) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

d) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Charge maximum of 0.30%
MAV Plus Death Benefit Charge maximum of 0.30%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio	$759,243	$1,658,294
AB VPS International Value Portfolio	$2,912,186	$3,574,449
AB VPS Small/Mid Cap Value Portfolio	$577,679	$1,178,053
AB VPS International Growth Portfolio	$311,048	$325,640
Invesco V.I. Government Securities Fund	$14,931	$17,664
Invesco V.I. High Yield Fund	$19,224	$52,876
Invesco V.I. International Growth Fund	$597	$641
Invesco V.I. Diversified Dividend Fund	$318,823	$749,937
Invesco V.I. Government Money Market Fund	$15,809,941	$13,754,165
AB VPS Growth and Income Portfolio	$2,199,763	$1,820,266
American Funds Insurance Series® Bond Fund	$3,996	$3,742
American Funds Insurance Series® Global Growth Fund	$99,419	$434,673
American Funds Insurance Series® Growth Fund	$377,316	$1,878,440
American Funds Insurance Series® Growth-Income Fund	$413,605	$1,227,174
American Funds Insurance Series® International Fund	$74,440	$282,528
American Funds Insurance Series® Global Small Capitalization Fund	$51,028	$112,038
Wells Fargo VT Omega Growth Fund	$47,381	$92,637
Fidelity® VIP Equity-Income Portfolio	$2,253,083	$2,663,565
Fidelity® VIP Growth Portfolio	$4,295,119	$3,490,005
Fidelity® VIP Contrafund® Portfolio	$2,608,861	$20,174,867
Fidelity® VIP Mid Cap Portfolio	$1,710,338	$5,084,675
Fidelity® VIP Value Strategies Portfolio	$194,076	$530,075
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$451,540	$570,199
Franklin Small-Mid Cap Growth VIP Fund	$170,557	$135,764
Franklin Small Cap Value VIP Fund	$798	$471
Franklin Strategic Income VIP Fund	$498,733	$615,983
Franklin Mutual Shares VIP Fund	$149,278	$501,677
Templeton Developing Markets VIP Fund	$24,041	$57,834
Templeton Growth VIP Fund	$12,366	$201,934
Hartford Balanced HLS Fund	$2,851,530	$3,429,546
Hartford Total Return Bond HLS Fund+	$31,441,687	$29,457,196
Hartford Capital Appreciation HLS Fund	$2,220,679	$4,512,624
Hartford Dividend and Growth HLS Fund+	$26,750,756	$16,467,470
Hartford Global Growth HLS Fund+	$1,626,421	$4,625,276
Hartford Disciplined Equity HLS Fund+	$42,527,526	$13,820,624
Hartford Growth Opportunities HLS Fund+	$15,399,237	$39,837,724
Hartford High Yield HLS Fund+	$1,224,995	$11,728,168
Hartford International Opportunities HLS Fund	$1,988,547	$6,451,528
Hartford MidCap Growth HLS Fund+	$687,519	$2,092,802
Hartford MidCap HLS Fund+	$3,420,981	$252,006
Hartford MidCap Value HLS Fund+	$227,430	$1,843,931
Hartford Ultrashort Bond HLS Fund+	$36,017,096	$6,304,273
Hartford Small Company HLS Fund	$3,092,611	$4,773,142
Hartford SmallCap Growth HLS Fund	$955,462	$1,792,193
Hartford Stock HLS Fund	$675,299	$1,035,077
Hartford U.S. Government Securities HLS Fund+	$9,132,644	$41,323,685
Hartford Value HLS Fund+	$3,946,559	$19,283,606
Rational Trend Aggregation VA Fund	$27,328	$137,789
Rational Insider Buying VA Fund	$105,537	$274,786
Lord Abbett Series Fund - Fundamental Equity Portfolio	$556,618	$1,006,859
Lord Abbett Series Fund - Dividend Growth Portfolio+	$344,170	$713,183
Lord Abbett Series Fund - Bond Debenture Portfolio	$1,945,834	$2,760,150
Lord Abbett Series Fund - Growth and Income Portfolio	$2,192,089	$4,957,176
MFS® Growth Series	$114,617	$80,657
MFS® Investors Trust Series	$45,210	$99,150
MFS® Total Return Series	$157,660	$651,284
MFS® Value Series	$1,660	$746
BlackRock S&P 500 Index V.I. Fund	$1,819,483	$1,851,336
Invesco V.I. Equity and Income Fund	$74,432	$167,207
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$1,392,033	$1,005,051
Morgan Stanley VIF Emerging Markets Debt Portfolio	$17,891	$44,109
Morgan Stanley VIF Emerging Markets Equity Portfolio	$831,661	$1,133,668
Morgan Stanley VIF Growth Portfolio	$1,810,964	$2,589,176
Morgan Stanley VIF Discovery Portfolio	$4,853,905	$4,128,722
Invesco V.I. American Value Fund	$199,103	$490,678
Invesco V.I. Equally-Weighted S&P 500 Fund	$171,225	$626,213
Morgan Stanley VIF Global Franchise Portfolio	$44,980	$42,605
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+	$811,208	$658,116
Invesco Oppenheimer V.I. Capital Appreciation Fund	$2,894,518	$4,135,309
Invesco Oppenheimer V.I. Global Fund	$3,408,935	$9,893,101
Invesco Oppenheimer V.I. Main Street Fund®++	$514,087	$635,183
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	$2,076,382	$4,862,268
Putnam VT Diversified Income Fund	$1,576,908	$2,160,973
Putnam VT Global Asset Allocation Fund	$138,153	$240,900
Putnam VT Growth Opportunities Fund	$1,190,293	$1,007,564
Putnam VT International Value Fund	$336,575	$607,482
Putnam VT International Equity Fund	$736,693	$2,107,555
Putnam VT Multi-Cap Core Fund	$876,910	$1,820,813
Putnam VT Sustainable Leaders Fund	$663,800	$1,016,740
Putnam VT Small Cap Value Fund	$1,459,447	$2,105,647
Putnam VT George Putnam Balanced Fund	$374,349	$334,277
Putnam VT Equity Income Fund	$768,614	$1,154,212
Pioneer Fund VCT Portfolio	$15,768	$12,051
Invesco V.I. Growth and Income Fund	$467,132	$1,548,833
Invesco V.I. Comstock Fund	$1,873,449	$2,304,150
Invesco V.I. American Franchise Fund	$3,700	$2,892
Invesco V.I. Mid Cap Growth Fund+	$19,403	$71,302
Wells Fargo VT International Equity Fund	$71,957	$166,930
Wells Fargo VT Small Cap Growth Fund	$126,062	$476,770
Wells Fargo VT Opportunity Fund	$5,833	$34,391
Morgan Stanley VIF Global Infrastructure Portfolio	$36,237	$123,670
MFS® Core Equity Portfolio	$37,548	$41,561
MFS® Massachusetts Investors Growth Stock Portfolio	$30,394	$76,711

+ See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	23,932	91,884	(67,952)
AB VPS International Value Portfolio	357,614	371,824	(14,210)
AB VPS Small/Mid Cap Value Portfolio	16,194	52,403	(36,209)
AB VPS International Growth Portfolio	18,145	30,586	(12,441)
Invesco V.I. Government Securities Fund	1,236	1,507	(271)
Invesco V.I. High Yield Fund	424	3,801	(3,377)
Invesco V.I. International Growth Fund	31	43	(12)
Invesco V.I. Diversified Dividend Fund	11,168	42,944	(31,776)
Invesco V.I. Government Money Market Fund	1,705,609	1,464,972	240,637
AB VPS Growth and Income Portfolio	162,071	169,088	(7,017)
American Funds Insurance Series® Bond Fund	318	330	(12)
American Funds Insurance Series® Global Growth Fund	1,209	12,447	(11,238)
American Funds Insurance Series® Growth Fund	1,787	49,604	(47,817)
American Funds Insurance Series® Growth-Income Fund	5,036	36,670	(31,634)
American Funds Insurance Series® International Fund	4,779	15,797	(11,018)
American Funds Insurance Series® Global Small Capitalization Fund	356	3,574	(3,218)
Wells Fargo VT Omega Growth Fund	12,145	33,123	(20,978)
Fidelity® VIP Equity-Income Portfolio	67,457	127,350	(59,893)
Fidelity® VIP Growth Portfolio	94,267	94,177	90
Fidelity® VIP Contrafund® Portfolio	64,165	594,946	(530,781)
Fidelity® VIP Mid Cap Portfolio	77,381	199,238	(121,857)
Fidelity® VIP Value Strategies Portfolio	4,046	25,570	(21,524)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	20,036	24,225	(4,189)
Franklin Small-Mid Cap Growth VIP Fund	817	6,101	(5,284)
Franklin Small Cap Value VIP Fund	36	22	14
Franklin Strategic Income VIP Fund	21,158	26,260	(5,102)
Franklin Mutual Shares VIP Fund	2,240	21,053	(18,813)
Templeton Developing Markets VIP Fund	201	2,203	(2,002)
Templeton Growth VIP Fund	1,038	12,109	(11,071)
Hartford Balanced HLS Fund	481,125	1,088,444	(607,319)
Hartford Total Return Bond HLS Fund+	9,175,210	10,502,393	(1,327,183)
Hartford Capital Appreciation HLS Fund	32,925	158,022	(125,097)
Hartford Dividend and Growth HLS Fund+	4,548,961	3,657,999	890,962
Hartford Global Growth HLS Fund+	55,751	954,967	(899,216)
Hartford Disciplined Equity HLS Fund+	9,386,353	3,270,152	6,116,201
Hartford Growth Opportunities HLS Fund+	452,966	5,346,411	(4,893,445)
Hartford High Yield HLS Fund+	159,912	3,935,679	(3,775,767)
Hartford International Opportunities HLS Fund	699,839	2,623,399	(1,923,560)
Hartford MidCap Growth HLS Fund+	8,191	88,847	(80,656)
Hartford MidCap HLS Fund+	352,681	21,958	330,723
Hartford MidCap Value HLS Fund+	4,347	87,746	(83,399)
Hartford Ultrashort Bond HLS Fund+	28,937,154	4,750,782	24,186,372
Hartford Small Company HLS Fund	308,112	889,753	(581,641)
Hartford SmallCap Growth HLS Fund	201,037	449,919	(248,882)
Hartford Stock HLS Fund	34,815	312,130	(277,315)
Hartford U.S. Government Securities HLS Fund+	6,310,587	30,906,967	(24,596,380)
Hartford Value HLS Fund+	526,343	7,296,728	(6,770,385)
Rational Trend Aggregation VA Fund	9,368	56,989	(47,621)
Rational Insider Buying VA Fund	13,620	93,931	(80,311)
Lord Abbett Series Fund - Fundamental Equity Portfolio	26,304	41,533	(15,229)
Lord Abbett Series Fund - Dividend Growth Portfolio+	9,577	25,350	(15,773)
Lord Abbett Series Fund - Bond Debenture Portfolio	70,739	133,600	(62,861)
Lord Abbett Series Fund - Growth and Income Portfolio	110,114	253,249	(143,135)
MFS® Growth Series	2,113	2,361	(248)
MFS® Investors Trust Series	1,610	4,500	(2,890)
MFS® Total Return Series	1,404	25,032	(23,628)
MFS® Value Series	56	30	26
BlackRock S&P 500 Index V.I. Fund	117,387	165,654	(48,267)
Invesco V.I. Equity and Income Fund	62	7,719	(7,657)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	88,691	57,495	31,196
Morgan Stanley VIF Emerging Markets Debt Portfolio	773	1,830	(1,057)
Morgan Stanley VIF Emerging Markets Equity Portfolio	42,480	63,553	(21,073)
Morgan Stanley VIF Growth Portfolio	24,916	82,587	(57,671)
Morgan Stanley VIF Discovery Portfolio	73,840	72,417	1,423
Invesco V.I. American Value Fund	7,847	19,728	(11,881)
Invesco V.I. Equally-Weighted S&P 500 Fund	1,112	10,168	(9,056)
Morgan Stanley VIF Global Franchise Portfolio	9	824	(815)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+	21,128	21,539	(411)
Invesco Oppenheimer V.I. Capital Appreciation Fund	33,281	148,703	(115,422)
Invesco Oppenheimer V.I. Global Fund	64,817	358,333	(293,516)
Invesco Oppenheimer V.I. Main Street Fund®++	5,152	23,082	(17,930)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++	97,336	184,127	(86,791)
Putnam VT Diversified Income Fund	41,339	90,642	(49,303)
Putnam VT Global Asset Allocation Fund	1,215	4,885	(3,670)
Putnam VT Growth Opportunities Fund	63,193	58,227	4,966
Putnam VT International Value Fund	39,784	74,698	(34,914)
Putnam VT International Equity Fund	34,903	116,915	(82,012)
Putnam VT Multi-Cap Core Fund	26,502	83,279	(56,777)
Putnam VT Sustainable Leaders Fund	10,733	26,290	(15,557)
Putnam VT Small Cap Value Fund	60,761	63,416	(2,655)
Putnam VT George Putnam Balanced Fund	11,513	14,633	(3,120)
Putnam VT Equity Income Fund	12,203	34,819	(22,616)
Pioneer Fund VCT Portfolio	16	2,638	(2,622)
Invesco V.I. Growth and Income Fund	9,777	54,326	(44,549)
Invesco V.I. Comstock Fund	55,336	80,067	(24,731)
Invesco V.I. American Franchise Fund	19	56	(37)
Invesco V.I. Mid Cap Growth Fund+	—	2,662	(2,662)
Wells Fargo VT International Equity Fund	47,989	129,594	(81,605)
Wells Fargo VT Small Cap Growth Fund	3,943	15,832	(11,889)
Wells Fargo VT Opportunity Fund	—	1,125	(1,125)
Morgan Stanley VIF Global Infrastructure Portfolio	5,403	13,226	(7,823)
MFS® Core Equity Portfolio	1,020	2,009	(989)
MFS® Massachusetts Investors Growth Stock Portfolio	20	3,935	(3,915)

+ See Note 1 for additional information related to this Sub-Account.

++ See Note 8 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2019 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	8,173	184,734	(176,561)
AB VPS International Value Portfolio	259,542	394,013	(134,471)
AB VPS Small/Mid Cap Value Portfolio	11,234	55,338	(44,104)
AB VPS International Growth Portfolio	5,639	36,703	(31,064)
Invesco V.I. Government Securities Fund	3,711	9,432	(5,721)
Invesco V.I. High Yield Fund	1,435	3,209	(1,774)
Invesco V.I. International Growth Fund	9	38	(29)
Invesco V.I. Diversified Dividend Fund	4,649	39,134	(34,485)
Invesco V.I. Government Money Market Fund	986,430	1,176,335	(189,905)
AB VPS Growth and Income Portfolio	1,341,065	154,500	1,186,565
American Funds Insurance Series® Bond Fund	106	275	(169)
American Funds Insurance Series® Global Growth Fund	131	9,089	(8,958)
American Funds Insurance Series® Growth Fund	3,350	54,292	(50,942)
American Funds Insurance Series® Growth-Income Fund	1,542	28,807	(27,265)
American Funds Insurance Series® International Fund	4,708	23,414	(18,706)
American Funds Insurance Series® Global Small Capitalization Fund	818	6,743	(5,925)
Wells Fargo VT Omega Growth Fund	101	5,028	(4,927)
Fidelity® VIP Equity-Income Portfolio	25,509	299,722	(274,213)
Fidelity® VIP Growth Portfolio	28,936	172,863	(143,927)
Fidelity® VIP Contrafund® Portfolio	57,841	804,513	(746,672)
Fidelity® VIP Mid Cap Portfolio	25,277	190,669	(165,392)
Fidelity® VIP Value Strategies Portfolio	17,503	102,421	(84,918)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	3,366	16,686	(13,320)
Franklin Small-Mid Cap Growth VIP Fund	1,608	12,024	(10,416)
Franklin Small Cap Value VIP Fund	15	12	3
Franklin Strategic Income VIP Fund	5,729	19,489	(13,760)
Franklin Mutual Shares VIP Fund	1,207	15,432	(14,225)
Templeton Developing Markets VIP Fund	1,221	6,790	(5,569)
Templeton Growth VIP Fund	303	7,476	(7,173)
Hartford Balanced HLS Fund	288,202	1,028,578	(740,376)
Hartford Total Return Bond HLS Fund	3,376,830	10,482,874	(7,106,044)
Hartford Capital Appreciation HLS Fund	23,785	158,914	(135,129)
Hartford Dividend and Growth HLS Fund	534,243	4,504,304	(3,970,061)
Hartford Global Growth HLS Fund	34,700	261,380	(226,680)
Hartford Disciplined Equity HLS Fund	547,489	3,429,375	(2,881,886)
Hartford Growth Opportunities HLS Fund	248,753	1,076,205	(827,452)
Hartford High Yield HLS Fund	102,390	799,800	(697,410)
Hartford International Opportunities HLS Fund	457,093	2,520,885	(2,063,792)
Hartford MidCap Growth HLS Fund	10,651	21,216	(10,565)
Hartford MidCap Value HLS Fund	10,966	24,999	(14,033)
Hartford Ultrashort Bond HLS Fund	1,950,073	3,983,575	(2,033,502)
Hartford Small Company HLS Fund	164,621	702,653	(538,032)
Hartford SmallCap Growth HLS Fund	87,863	409,118	(321,255)
Hartford Stock HLS Fund	158,737	428,612	(269,875)
Hartford U.S. Government Securities HLS Fund	2,411,263	8,587,035	(6,175,772)
Hartford Value HLS Fund	195,111	1,436,289	(1,241,178)
Rational Trend Aggregation VA Fund	8,517	93,647	(85,130)
Rational Insider Buying VA Fund	15,709	119,230	(103,521)
Lord Abbett Series Fund - Fundamental Equity Portfolio	8,870	50,000	(41,130)
Lord Abbett Series Fund - Calibrated Dividend Growth Portfolio	7,179	26,818	(19,639)
Lord Abbett Series Fund - Bond Debenture Portfolio	33,498	151,565	(118,067)
Lord Abbett Series Fund - Growth and Income Portfolio	29,831	330,637	(300,806)
MFS® Growth Series	10,031	5,442	4,589
MFS® Investors Trust Series	296	3,007	(2,711)
MFS® Total Return Series	936	16,494	(15,558)
MFS® Value Series	27	43	(16)
BlackRock S&P 500 Index V.I. Fund	112,059	83,032	29,027
Invesco V.I. Equity and Income Fund	1,730	7,091	(5,361)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	8,626	18,121	(9,495)
Morgan Stanley VIF Emerging Markets Debt Portfolio	50	1,913	(1,863)
Morgan Stanley VIF Emerging Markets Equity Portfolio	9,263	59,342	(50,079)
Morgan Stanley VIF Growth Portfolio	9,383	67,961	(58,578)
Morgan Stanley VIF Discovery Portfolio	5,428	77,686	(72,258)
Invesco V.I. American Value Fund	6,776	23,048	(16,272)
Invesco V.I. Equally-Weighted S&P 500 Fund	926	12,358	(11,432)
Morgan Stanley VIF Global Franchise Portfolio	10	1,156	(1,146)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	15,859	16,914	(1,055)
Invesco Oppenheimer V.I. Capital Appreciation Fund	25,138	139,746	(114,608)
Invesco Oppenheimer V.I. Global Fund	42,484	457,639	(415,155)
Invesco Oppenheimer V.I. Main Street Fund® ++	5,562	27,920	(22,358)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® ++	50,160	137,631	(87,471)
Putnam VT Diversified Income Fund	18,442	92,257	(73,815)
Putnam VT Global Asset Allocation Fund	1,393	13,400	(12,007)
Putnam VT Growth Opportunities Fund	10,345	28,805	(18,460)
Putnam VT International Value Fund	31,673	48,818	(17,145)
Putnam VT International Equity Fund	32,598	145,664	(113,066)
Putnam VT Multi-Cap Core Fund	17,627	97,514	(79,887)
Putnam VT Sustainable Leaders Fund	6,528	27,075	(20,547)
Putnam VT Small Cap Value Fund	31,492	49,544	(18,052)
Putnam VT George Putnam Balanced Fund	11,255	15,089	(3,834)
Putnam VT Equity Income Fund	3,385	25,930	(22,545)
Pioneer Fund VCT Portfolio	1,581	10,340	(8,759)
Invesco V.I. Growth and Income Fund	7,952	95,658	(87,706)
Invesco V.I. Comstock Fund	26,522	105,308	(78,786)
Invesco V.I. American Franchise Fund	53	1,845	(1,792)
Invesco V.I. Mid Cap Growth Fund	—	1,154	(1,154)
Wells Fargo VT International Equity Fund	73,736	90,410	(16,674)
Wells Fargo VT Small Cap Growth Fund	8,016	12,670	(4,654)
Wells Fargo VT Opportunity Fund	—	82	(82)
Morgan Stanley VIF Global Infrastructure Portfolio	145	13,450	(13,305)
MFS® Core Equity Portfolio	55	11,402	(11,347)
MFS® Massachusetts Investors Growth Stock Portfolio	278	2,303	(2,025)

++ See Note 8 for additional information related to this Sub-Account.

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2020. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Wealth Strategy Portfolio
2020	364,048	$21.227030	to	$22.227308	$7,283,438	0.75%	to	2.65%	2.16%	to	2.17%	6.40%	to	8.44%
2019	432,000	$19.951070	to	$20.498130	$7,999,956	0.75%	to	2.65%	2.33%	to	2.56%	15.11%	to	17.32%
2018	608,561	$17.331636	to	$17.471999	$9,653,465	0.75%	to	2.65%	1.38%	to	1.69%	(8.86)%	to	(7.11)%
2017	723,068	$18.809106	to	$19.016030	$12,448,178	0.75%	to	2.65%	1.82%	to	1.83%	12.60%	to	14.76%
2016	899,110	$16.390174	to	$16.888137	$13,522,592	0.75%	to	2.65%	1.81%	to	1.81%	1.71%	to	3.66%
AB VPS International Value Portfolio
2020	2,282,019	$11.449274	to	$13.264223	$23,395,140	0.75%	to	2.70%	1.56%	to	1.58%	(0.51)%	to	1.45%
2019	2,296,229	$11.285929	to	$13.332472	$23,373,986	0.75%	to	2.70%	0.82%	to	0.83%	13.68%	to	15.92%
2018	2,430,700	$9.736154	to	$11.727917	$21,495,004	0.75%	to	2.70%	0.62%	to	1.12%	(25.03)%	to	(23.55)%
2017	2,582,898	$12.735796	to	$15.714943	$30,058,058	0.75%	to	2.65%	1.62%	to	1.87%	21.83%	to	24.16%
2016	3,145,857	$10.257571	to	$12.899580	$29,656,521	0.75%	to	2.65%	0.98%	to	1.11%	(3.40)%	to	(1.54)%
AB VPS Small/Mid Cap Value Portfolio
2020	202,314	$27.915509	to	$32.367390	$5,235,770	0.95%	to	2.65%	0.80%	to	0.87%	0.36%	to	2.08%
2019	238,523	$27.346891	to	$32.251700	$6,079,317	0.95%	to	2.65%	0.32%	to	0.32%	16.77%	to	18.77%
2018	282,627	$23.025162	to	$27.619903	$6,073,710	0.95%	to	2.65%	0.19%	to	0.23%	(17.51)%	to	(16.10)%
2017	350,567	$27.442280	to	$33.483370	$9,105,093	0.95%	to	2.65%	0.24%	to	0.24%	9.90%	to	11.78%
2016	445,681	$24.549595	to	$30.467193	$10,421,285	0.95%	to	2.65%	0.25%	to	0.35%	21.53%	to	23.61%
AB VPS International Growth Portfolio
2020	127,157	$13.753754	to	$21.998874	$1,618,236	0.75%	to	2.65%	1.01%	to	1.13%	26.21%	to	28.63%
2019	139,598	$10.692174	to	$17.429695	$1,391,135	0.75%	to	2.65%	0.27%	to	0.28%	23.91%	to	26.28%
2018	170,662	$8.466970	to	$14.066716	$1,351,802	0.75%	to	2.65%	0.42%	to	0.42%	(19.76)%	to	(18.22)%
2017	234,249	$10.352857	to	$17.530009	$2,284,998	0.75%	to	2.65%	—%	to	0.95%	31.12%	to	33.63%
2016	211,153	$7.465133	to	$13.369811	$1,550,745	1.15%	to	2.65%	—%	to	—%	(9.50)%	to	(8.13)%
Invesco V.I. Government Securities Fund
2020	11,316	$9.895252	to	$10.701582	$116,052	1.80%	to	2.60%	2.20%	to	2.30%	3.25%	to	4.08%
2019	11,587	$9.583613	to	$10.281978	$114,672	1.80%	to	2.60%	—%	to	2.28%	3.04%	to	3.86%
2018	17,308	$9.301261	to	$10.055015	$166,254	1.60%	to	2.60%	—%	to	1.97%	(2.28)%	to	(1.30)%
2017	21,123	$9.518226	to	$10.187182	$208,391	1.60%	to	2.60%	1.88%	to	1.90%	(0.89)%	to	0.11%
2016	19,735	$9.603736	to	$10.176426	$195,372	1.60%	to	2.60%	1.75%	to	1.76%	(1.59)%	to	(0.60)%
Invesco V.I. High Yield Fund
2020	18,076	$12.318201	to	$14.197131	$249,630	1.40%	to	2.85%	5.60%	to	5.74%	0.42%	to	1.88%
2019	21,453	$12.267129	to	$13.934818	$291,710	1.40%	to	2.85%	5.69%	to	5.92%	10.32%	to	11.93%
2018	23,227	$11.119509	to	$12.546798	$283,427	1.30%	to	2.85%	4.89%	to	5.04%	(6.07)%	to	(4.60)%
2017	28,042	$11.837868	to	$13.151881	$359,625	1.30%	to	2.85%	3.94%	to	4.06%	3.31%	to	4.93%
2016	29,000	$11.458239	to	$12.534333	$355,217	1.30%	to	2.85%	4.07%	to	4.19%	8.09%	to	9.78%
Invesco V.I. International Growth Fund
2020	410	$16.188985	to	$16.188985	$6,633	1.00%	to	1.00%	2.16%	to	2.16%	12.61%	to	12.61%
2019	422	$14.376364	to	$14.376364	$6,074	1.00%	to	1.00%	1.27%	to	1.27%	26.96%	to	26.96%
2018	451	$11.323201	to	$11.323201	$5,105	1.00%	to	1.00%	1.85%	to	1.85%	(16.05)%	to	(16.05)%
2017	429	$13.487788	to	$13.487788	$5,792	1.00%	to	1.00%	1.25%	to	1.25%	21.51%	to	21.51%
2016	446	$11.100574	to	$11.100574	$4,953	1.00%	to	1.00%	1.19%	to	1.19%	(1.69)%	to	(1.69)%
Invesco V.I. Diversified Dividend Fund
2020	211,728	$19.288869	to	$22.342569	$4,650,041	1.30%	to	2.55%	2.78%	to	3.04%	(2.65)%	to	(1.15)%
2019	243,504	$19.813869	to	$22.602936	$5,421,761	1.30%	to	2.55%	2.64%	to	2.88%	21.63%	to	23.48%
2018	277,989	$16.289988	to	$18.305504	$5,021,119	1.30%	to	2.55%	2.12%	to	2.36%	(10.14)%	to	(8.77)%
2017	302,356	$18.127285	to	$20.064782	$5,995,064	1.30%	to	2.55%	1.47%	to	1.67%	5.62%	to	7.17%
2016	366,620	$17.162822	to	$18.721996	$6,791,507	1.30%	to	2.55%	1.12%	to	1.30%	11.65%	to	13.33%
Invesco V.I. Government Money Market Fund
2020	1,716,817	$9.017706	to	$9.872922	$16,039,372	0.75%	to	2.85%	0.21%	to	0.26%	(2.60)%	to	(0.46)%
2019	1,476,180	$9.258696	to	$9.918056	$13,983,602	0.75%	to	2.85%	0.71%	to	1.63%	(1.21)%	to	1.14%
2018	1,666,085	$9.372312	to	$9.806648	$15,733,351	0.75%	to	2.85%	0.11%	to	1.29%	(1.55)%	to	0.79%
2017	1,441,638	$9.519851	to	$9.552668	$13,623,229	1.15%	to	2.85%	0.31%	to	0.53%	(2.50)%	to	(0.59)%
2016	1,781,072	$9.609050	to	$9.764366	$16,984,514	1.15%	to	2.85%	0.03%	to	0.09%	(2.36)%	to	(1.05)%
AB VPS Growth and Income Portfolio
2020	1,179,548	$10.911315	to	$11.299007	$13,133,741	0.75%	to	2.65%	1.34%	to	1.38%	(0.21)%	to	1.71%
2019♦	1,186,565	$10.933892	to	$11.109324	$13,093,914	0.75%	to	2.65%	0.91%	to	1.01%	9.34%	to	11.09%
American Funds Insurance Series® Bond Fund
2020	1,561	$11.485731	to	$11.485731	$17,932	1.00%	to	1.00%	1.92%	to	1.92%	8.29%	to	8.29%
2019	1,573	$10.606271	to	$10.606271	$16,683	1.00%	to	1.00%	2.40%	to	2.40%	8.00%	to	8.00%
2018	1,742	$9.820978	to	$9.820978	$17,107	1.00%	to	1.00%	2.28%	to	2.28%	(1.87)%	to	(1.87)%
2017♦	1,693	$10.008353	to	$10.008353	$16,945	1.00%	to	1.00%	1.44%	to	1.44%	0.08%	to	0.08%
American Funds Insurance Series® Global Growth Fund
2020	49,260	$40.216053	to	$49.230442	$1,782,290	1.40%	to	2.85%	0.34%	to	0.35%	26.80%	to	28.65%
2019	60,498	$31.715873	to	$38.266289	$1,722,482	1.40%	to	2.85%	1.07%	to	1.08%	31.48%	to	33.40%
2018	69,456	$24.122725	to	$28.686099	$1,496,986	1.40%	to	2.85%	0.63%	to	0.64%	(11.60)%	to	(10.31)%
2017	75,173	$27.288351	to	$31.982985	$1,817,248	1.40%	to	2.85%	0.64%	to	0.67%	27.78%	to	29.64%
2016	82,343	$21.355968	to	$24.670049	$1,542,710	1.40%	to	2.85%	0.89%	to	0.90%	(2.21)%	to	(0.78)%
American Funds Insurance Series® Growth Fund
2020	310,675	$20.435039	to	$57.594694	$13,519,557	1.00%	to	2.85%	0.22%	to	0.30%	47.81%	to	50.21%
2019	358,492	$13.604692	to	$38.964778	$10,424,084	1.00%	to	2.85%	0.57%	to	0.74%	27.10%	to	29.14%
2018	409,434	$10.534660	to	$30.656789	$9,213,683	1.00%	to	2.85%	0.25%	to	0.42%	(3.05)%	to	(1.49)%
2017	490,877	$10.694479	to	$31.621627	$11,038,179	1.00%	to	2.85%	0.32%	to	0.50%	6.94%	to	24.69%
2016	542,225	$2.376330	to	$25.360359	$9,667,519	1.30%	to	2.85%	0.77%	to	0.77%	6.41%	to	8.07%
American Funds Insurance Series® Growth-Income Fund
2020	205,888	$35.399020	to	$36.478870	$7,023,596	1.40%	to	2.85%	1.33%	to	1.57%	10.36%	to	11.97%
2019	237,522	$32.077355	to	$32.580003	$7,270,258	1.40%	to	2.85%	1.64%	to	1.65%	22.59%	to	24.38%
2018	264,787	$26.165699	to	$26.193233	$6,537,074	1.40%	to	2.85%	1.37%	to	1.40%	(4.55)%	to	(3.15)%
2017	302,844	$27.045858	to	$27.412266	$7,715,859	1.40%	to	2.85%	1.38%	to	1.38%	18.95%	to	20.68%
2016	337,759	$22.410950	to	$23.046088	$7,161,110	1.40%	to	2.85%	1.43%	to	1.46%	8.39%	to	9.97%
American Funds Insurance Series® International Fund
2020	165,483	$12.522654	to	$22.929991	$2,542,093	1.00%	to	2.65%	0.46%	to	0.66%	10.99%	to	12.53%
2019	176,501	$11.128469	to	$20.659169	$2,465,356	1.00%	to	2.65%	1.29%	to	1.41%	19.67%	to	21.45%
2018	195,207	$9.163194	to	$17.263574	$2,303,597	1.00%	to	2.65%	1.56%	to	1.67%	(15.41)%	to	(14.27)%
2017	220,064	$10.688456	to	$20.407695	$3,083,255	1.00%	to	2.65%	0.97%	to	1.30%	6.88%	to	28.69%
2016	242,437	$1.984441	to	$15.857752	$2,682,024	1.30%	to	2.65%	1.36%	to	1.42%	0.82%	to	2.19%
American Funds Insurance Series® Global Small Capitalization Fund
2020	20,583	$37.491086	to	$47.897070	$793,940	1.40%	to	2.65%	0.16%	to	0.17%	26.33%	to	27.92%
2019	23,801	$29.676823	to	$37.443065	$717,282	1.40%	to	2.65%	0.15%	to	0.16%	28.08%	to	29.69%
2018	29,726	$23.170638	to	$28.871214	$692,233	1.40%	to	2.65%	0.08%	to	0.08%	(12.89)%	to	(11.79)%
2017	31,571	$26.598946	to	$32.730756	$840,664	1.40%	to	2.65%	0.43%	to	0.43%	22.60%	to	24.14%
2016	34,147	$16.063606	to	$26.365064	$731,002	1.40%	to	2.60%	0.25%	to	0.25%	(0.52)%	to	0.68%
Wells Fargo VT Omega Growth Fund
2020	83,746	$3.044475	to	$4.675376	$337,476	1.15%	to	2.10%	—%	to	—%	40.43%	to	41.77%
2019	104,724	$2.167953	to	$3.297851	$298,601	1.15%	to	2.10%	—%	to	—%	34.54%	to	35.83%
2018	109,651	$2.428003	to	$33.597598	$230,449	1.15%	to	2.35%	—%	to	—%	(1.82)%	to	(0.63)%
2017	92,984	$2.443408	to	$34.219060	$215,484	1.15%	to	2.35%	0.23%	to	0.24%	31.82%	to	33.41%
2016	98,955	$1.831504	to	$18.353747	$173,236	1.15%	to	2.35%	—%	to	—%	(1.82)%	to	(0.39)%
Fidelity® VIP Equity-Income Portfolio
2020	813,376	$24.857625	to	$28.565809	$18,197,287	0.75%	to	2.65%	1.64%	to	1.67%	3.66%	to	5.65%
2019	873,269	$23.529296	to	$27.558115	$18,619,849	0.75%	to	2.65%	1.82%	to	1.88%	23.78%	to	26.16%
2018	1,147,482	$18.650784	to	$22.263151	$19,485,118	0.75%	to	2.65%	1.09%	to	2.06%	(10.93)%	to	(9.22)%
2017	1,399,875	$20.545195	to	$24.995281	$26,361,305	0.75%	to	2.65%	1.50%	to	1.51%	9.70%	to	11.81%
2016	1,633,981	$18.375412	to	$22.784113	$27,722,091	0.75%	to	2.65%	2.05%	to	2.18%	14.63%	to	16.83%
Fidelity® VIP Growth Portfolio
2020	292,390	$51.660305	to	$55.659715	$13,559,821	0.75%	to	2.65%	0.04%	to	0.05%	39.80%	to	42.48%
2019	292,300	$36.258606	to	$39.814253	$9,602,530	0.75%	to	2.65%	0.06%	to	0.06%	30.47%	to	32.98%
2018	436,227	$27.267150	to	$30.515239	$10,802,788	0.75%	to	2.65%	—%	to	0.04%	(3.04)%	to	(1.18)%
2017	500,662	$22.324574	to	$27.591662	$12,688,909	0.75%	to	2.40%	0.09%	to	0.26%	31.62%	to	33.81%
2016	559,109	$20.620242	to	$23.970125	$10,635,595	0.75%	to	2.65%	—%	to	—%	(2.08)%	to	(0.20)%
Fidelity® VIP Contrafund® Portfolio
2020	3,263,413	$40.545481	to	$41.896828	$122,678,952	0.75%	to	2.70%	0.08%	to	0.09%	26.77%	to	29.26%
2019	3,794,194	$31.984433	to	$32.412549	$111,060,943	0.75%	to	2.70%	0.21%	to	0.21%	27.78%	to	30.29%
2018	4,540,866	$24.876468	to	$25.031160	$102,729,347	0.75%	to	2.70%	0.38%	to	0.41%	(9.13)%	to	(7.34)%
2017	5,333,372	$26.846330	to	$27.545664	$131,067,115	0.75%	to	2.70%	0.57%	to	0.76%	18.35%	to	20.68%
2016	6,239,678	$22.246144	to	$23.369246	$127,918,113	0.75%	to	2.65%	0.63%	to	0.74%	4.91%	to	6.93%
Fidelity® VIP Mid Cap Portfolio
2020	928,993	$33.147797	to	$34.185988	$28,173,801	0.75%	to	2.65%	0.38%	to	0.42%	14.79%	to	16.99%
2019	1,050,850	$28.878159	to	$29.222127	$27,489,380	0.75%	to	2.65%	0.67%	to	0.76%	19.95%	to	22.25%
2018	1,216,242	$23.903218	to	$24.074912	$26,228,613	0.75%	to	2.65%	0.37%	to	0.37%	(17.00)%	to	(15.41)%
2017	1,405,538	$28.257484	to	$29.007036	$36,099,753	0.75%	to	2.65%	0.49%	to	0.53%	17.39%	to	19.64%
2016	1,641,335	$23.619582	to	$24.710874	$35,490,990	0.75%	to	2.65%	0.28%	to	0.31%	9.00%	to	11.09%
Fidelity® VIP Value Strategies Portfolio
2020	81,704	$20.411614	to	$25.079724	$1,935,616	1.15%	to	2.45%	1.05%	to	1.06%	5.41%	to	6.79%
2019	103,228	$19.364884	to	$23.486147	$2,305,851	1.15%	to	2.45%	1.43%	to	1.44%	30.85%	to	32.57%
2018	188,146	$14.798833	to	$17.716648	$3,162,910	1.15%	to	2.45%	0.70%	to	0.71%	(19.50)%	to	(18.44)%
2017	207,405	$18.382850	to	$21.722741	$4,304,893	1.15%	to	2.45%	1.20%	to	1.24%	16.20%	to	17.72%
2016	230,262	$15.819435	to	$18.452319	$4,112,887	1.15%	to	2.45%	0.86%	to	0.93%	6.63%	to	8.02%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2020	81,985	$25.055747	to	$31.194560	$2,349,400	0.75%	to	2.40%	0.04%	to	0.04%	30.18%	to	32.35%
2019	86,174	$19.246851	to	$23.570538	$1,874,260	0.75%	to	2.40%	0.38%	to	0.39%	26.74%	to	28.85%
2018	99,494	$15.185621	to	$18.292705	$1,690,996	0.75%	to	2.40%	0.19%	to	0.33%	(7.42)%	to	(5.88)%
2017	110,691	$16.402423	to	$19.434825	$2,027,350	0.75%	to	2.40%	0.61%	to	0.84%	20.57%	to	22.58%
2016	127,948	$13.603588	to	$15.854975	$1,945,907	0.75%	to	2.40%	0.71%	to	0.72%	0.22%	to	1.89%
Franklin Small-Mid Cap Growth VIP Fund
2020	51,171	$4.311080	to	$48.654992	$1,429,792	1.30%	to	2.85%	—%	to	—%	50.74%	to	53.09%
2019	56,455	$2.816027	to	$32.277769	$1,023,970	1.30%	to	2.85%	—%	to	—%	27.74%	to	29.74%
2018	66,871	$2.170552	to	$25.267830	$964,588	1.30%	to	2.85%	—%	to	—%	(8.03)%	to	(6.59)%
2017	75,238	$2.323785	to	$27.474531	$1,172,400	1.30%	to	2.85%	—%	to	—%	17.99%	to	19.83%
2016	82,984	$1.939208	to	$23.285583	$1,073,098	1.30%	to	2.85%	—%	to	—%	1.24%	to	2.82%
Franklin Small Cap Value VIP Fund
2020	144	$24.612870	to	$24.612870	$3,546	1.00%	to	1.00%	1.49%	to	1.49%	4.08%	to	4.08%
2019	130	$23.647005	to	$23.647005	$3,071	1.00%	to	1.00%	0.90%	to	0.90%	24.97%	to	24.97%
2018	127	$18.921681	to	$18.921681	$2,406	1.00%	to	1.00%	0.76%	to	0.76%	(13.87)%	to	(13.87)%
2017	134	$21.969827	to	$21.969827	$2,943	1.00%	to	1.00%	0.43%	to	0.43%	9.46%	to	9.46%
2016	141	$19.545271	to	$20.070494	$2,823	1.00%	to	1.30%	0.01%	to	0.70%	28.44%	to	28.83%
Franklin Strategic Income VIP Fund
2020	96,446	$2.333541	to	$15.484162	$1,884,071	1.30%	to	2.85%	—%	to	5.06%	0.84%	to	2.41%
2019	101,548	$2.278537	to	$15.699865	$2,015,643	1.30%	to	2.65%	5.31%	to	5.68%	5.57%	to	7.01%
2018	115,308	$2.129359	to	$14.871359	$2,156,460	1.30%	to	2.65%	2.88%	to	2.96%	(4.48)%	to	(3.18)%
2017	137,905	$2.199282	to	$15.568461	$2,673,519	1.30%	to	2.65%	3.06%	to	3.08%	2.00%	to	3.38%
2016	158,952	$2.127290	to	$18.548578	$3,066,483	1.30%	to	2.60%	3.58%	to	3.59%	5.47%	to	6.85%
Franklin Mutual Shares VIP Fund
2020	115,985	$16.245933	to	$20.198195	$2,065,519	1.00%	to	2.85%	2.80%	to	2.92%	(7.71)%	to	(6.11)%
2019	134,798	$17.303895	to	$22.377433	$2,707,616	1.00%	to	2.65%	0.42%	to	1.78%	19.37%	to	21.22%
2018	149,023	$14.274940	to	$18.746699	$2,528,501	1.00%	to	2.65%	2.33%	to	2.40%	(11.45)%	to	(10.06)%
2017	167,340	$15.872072	to	$21.169740	$3,257,736	1.00%	to	2.65%	2.13%	to	2.33%	5.51%	to	7.17%
2016	183,766	$14.809586	to	$20.063357	$3,414,326	1.00%	to	2.65%	1.81%	to	2.02%	13.02%	to	14.79%
Templeton Developing Markets VIP Fund
2020	10,330	$22.677100	to	$31.013899	$304,729	1.40%	to	2.65%	4.30%	to	4.37%	14.32%	to	15.76%
2019	12,332	$19.837115	to	$26.792658	$315,979	1.40%	to	2.65%	1.17%	to	1.32%	23.60%	to	25.15%
2018	17,901	$16.049446	to	$21.407686	$362,569	1.40%	to	2.65%	1.05%	to	1.13%	(17.66)%	to	(16.62)%
2017	25,288	$19.490850	to	$25.674614	$615,386	1.40%	to	2.65%	1.17%	to	1.26%	36.98%	to	38.70%
2016	23,202	$16.480276	to	$18.511139	$411,733	1.40%	to	2.60%	1.08%	to	1.09%	14.77%	to	16.16%
Templeton Growth VIP Fund
2020	21,081	$15.117055	to	$19.694886	$386,330	1.40%	to	2.60%	2.97%	to	3.02%	3.08%	to	4.33%
2019	32,152	$13.547671	to	$14.664805	$567,946	1.00%	to	2.60%	2.57%	to	2.79%	12.20%	to	13.82%
2018	39,325	$11.902331	to	$13.070316	$601,112	1.00%	to	2.60%	1.81%	to	1.99%	(17.04)%	to	(15.73)%
2017	43,045	$14.123752	to	$15.754294	$772,787	1.00%	to	2.60%	1.48%	to	1.63%	15.46%	to	17.20%
2016	48,270	$12.051030	to	$13.644750	$744,173	1.00%	to	2.60%	1.83%	to	2.05%	6.81%	to	8.38%
Hartford Balanced HLS Fund
2020	4,649,473	$2.812788	to	$26.491739	$14,927,816	0.75%	to	2.70%	1.75%	to	2.34%	8.64%	to	10.78%
2019	5,256,792	$2.539028	to	$24.384267	$15,040,317	0.75%	to	2.70%	0.16%	to	1.83%	19.53%	to	21.88%
2018	5,997,168	$2.083224	to	$20.400707	$15,052,412	0.75%	to	2.70%	1.87%	to	1.96%	(7.77)%	to	(5.95)%
2017	7,750,336	$2.214994	to	$22.118490	$19,890,354	0.75%	to	2.70%	2.00%	to	2.24%	12.51%	to	14.73%
2016	8,325,755	$1.930657	to	$19.738374	$18,807,233	0.75%	to	2.65%	2.75%	to	3.65%	3.26%	to	5.24%
Hartford Total Return Bond HLS Fund+
2020	47,415,117	$2.595793	to	$14.404813	$138,205,574	0.75%	to	2.70%	3.67%	to	3.79%	6.12%	to	8.21%
2019	48,742,300	$2.398795	to	$13.573620	$130,668,198	0.75%	to	2.70%	3.95%	to	3.96%	7.70%	to	9.82%
2018	55,848,344	$2.184209	to	$12.602703	$136,730,818	0.75%	to	2.70%	3.73%	to	3.93%	(3.45)%	to	(1.55)%
2017	67,206,148	$2.218559	to	$13.053015	$167,144,050	0.75%	to	2.70%	2.92%	to	2.95%	2.36%	to	4.37%
2016	74,138,672	$2.125612	to	$12.804085	$175,829,068	0.75%	to	2.65%	2.51%	to	2.96%	1.76%	to	3.71%
Hartford Capital Appreciation HLS Fund
2020	579,862	$34.826417	to	$39.102540	$18,531,345	0.75%	to	2.65%	0.07%	to	0.79%	18.73%	to	21.00%
2019	704,959	$28.781166	to	$32.934724	$18,810,643	0.75%	to	2.65%	1.19%	to	1.19%	27.85%	to	30.30%
2018	840,088	$22.088388	to	$25.760765	$17,344,909	0.75%	to	2.65%	0.50%	to	0.85%	(9.39)%	to	(7.65)%
2017	1,011,153	$23.918646	to	$28.430841	$22,760,636	0.75%	to	2.65%	1.09%	to	1.14%	18.95%	to	21.23%
2016	1,249,751	$19.730580	to	$23.902236	$23,397,973	0.75%	to	2.65%	1.16%	to	1.38%	2.76%	to	4.73%
Hartford Dividend and Growth HLS Fund+
2020	23,932,621	$4.664227	to	$31.921128	$116,778,440	0.75%	to	2.70%	2.11%	to	3.87%	4.90%	to	6.96%
2019	23,041,659	$4.360565	to	$30.430746	$104,444,795	0.75%	to	2.70%	1.95%	to	1.97%	25.18%	to	27.64%
2018	27,011,720	$3.416206	to	$24.309723	$97,282,222	0.75%	to	2.70%	1.79%	to	1.97%	(7.84)%	to	(6.03)%
2017	33,086,542	$3.635303	to	$26.378617	$126,079,584	0.75%	to	2.70%	1.57%	to	1.68%	15.21%	to	17.47%
2016	39,078,488	$3.094576	to	$22.989756	$126,713,323	0.75%	to	2.65%	2.12%	to	2.24%	11.88%	to	14.03%
Hartford Global Growth HLS Fund+
2020	—	$4.425792	to	$44.274535	$—	0.75%	to	2.65%	0.47%	to	0.66%	25.83%	to	27.99%
2019	899,216	$3.457836	to	$35.184890	$3,784,288	0.75%	to	2.65%	0.39%	to	0.48%	29.15%	to	31.62%
2018	1,125,896	$2.627054	to	$27.243913	$3,630,024	0.75%	to	2.65%	0.30%	to	0.54%	(6.32)%	to	(4.52)%
2017	1,302,069	$2.751546	to	$29.082796	$4,482,279	0.75%	to	2.65%	0.50%	to	0.51%	29.26%	to	31.73%
2016	1,342,011	$2.088700	to	$22.499788	$3,848,595	0.75%	to	2.65%	0.45%	to	0.68%	(0.71)%	to	1.19%
Hartford Disciplined Equity HLS Fund+
2020	19,352,496	$4.188959	to	$43.343718	$89,556,546	0.75%	to	2.70%	0.30%	to	0.65%	14.90%	to	17.16%
2019	13,236,295	$3.575440	to	$37.933869	$52,022,552	0.75%	to	2.65%	1.17%	to	1.43%	30.62%	to	33.12%
2018	16,118,181	$2.685881	to	$29.042474	$47,947,439	0.75%	to	2.65%	0.64%	to	0.73%	(4.56)%	to	(2.73)%
2017	20,544,161	$2.761136	to	$30.429196	$63,005,911	0.75%	to	2.65%	0.74%	to	0.93%	18.73%	to	21.01%
2016	25,240,303	$2.281813	to	$25.628865	$63,385,565	0.75%	to	2.65%	0.62%	to	0.93%	2.99%	to	4.97%
Hartford Growth Opportunities HLS Fund+
2020	—	$8.147684	to	$60.078431	$—	0.75%	to	2.70%	—%	to	—%	47.50%	to	50.09%
2019	4,893,445	$5.428392	to	$40.731752	$27,680,921	0.75%	to	2.70%	—%	to	—%	27.20%	to	29.71%
2018	5,720,897	$4.185067	to	$32.020773	$25,183,391	0.75%	to	2.70%	—%	to	—%	(2.15)%	to	(0.22)%
2017	6,906,247	$4.194461	to	$32.725063	$30,372,238	0.75%	to	2.70%	—%	to	—%	26.98%	to	29.47%
2016	8,436,140	$3.239632	to	$25.877267	$28,350,275	0.75%	to	2.65%	0.43%	to	0.44%	(3.09)%	to	(1.23)%
Hartford High Yield HLS Fund+
2020	—	$2.938759	to	$23.137605	$—	0.75%	to	2.65%	7.67%	to	9.10%	(0.07)%	to	1.65%
2019	3,775,767	$2.891009	to	$23.152675	$11,322,204	0.75%	to	2.65%	6.25%	to	6.61%	12.05%	to	14.20%
2018	4,473,177	$2.531526	to	$20.662525	$11,637,805	0.75%	to	2.65%	5.32%	to	6.58%	(5.97)%	to	(4.17)%
2017	5,270,043	$2.641582	to	$21.974528	$14,398,251	0.75%	to	2.65%	6.01%	to	6.02%	4.79%	to	6.80%
2016	6,334,848	$2.473371	to	$20.969772	$16,060,430	0.75%	to	2.65%	5.37%	to	6.21%	11.26%	to	13.40%
Hartford International Opportunities HLS Fund
2020	10,345,095	$2.731401	to	$22.824053	$29,231,580	0.75%	to	2.70%	1.91%	to	1.96%	17.24%	to	19.55%
2019	12,268,655	$2.284757	to	$19.467695	$28,965,352	0.75%	to	2.70%	1.86%	to	1.89%	23.06%	to	25.48%
2018	14,332,447	$1.820791	to	$15.819776	$27,031,634	0.75%	to	2.70%	1.78%	to	1.92%	(20.91)%	to	(19.35)%
2017	15,974,404	$2.257718	to	$20.002861	$37,665,950	0.75%	to	2.70%	1.39%	to	1.76%	21.92%	to	24.32%
2016	19,000,217	$1.816098	to	$16.473410	$36,112,943	0.75%	to	2.65%	1.63%	to	1.67%	(1.39)%	to	0.50%
Hartford MidCap Growth HLS Fund+
2020	—	$29.356815	to	$48.358866	$—	0.75%	to	2.35%	—%	to	—%	23.35%	to	25.13%
2019	80,656	$19.157305	to	$23.461207	$1,781,415	0.75%	to	2.40%	—%	to	0.50%	36.47%	to	38.74%
2018	91,221	$14.037476	to	$16.909939	$1,473,533	0.75%	to	2.40%	0.57%	to	0.69%	(12.19)%	to	(10.72)%
2017	109,976	$15.985638	to	$18.941328	$1,998,561	0.75%	to	2.40%	0.84%	to	0.87%	11.71%	to	13.57%
2016	152,995	$16.678007	to	$29.240270	$2,471,268	0.75%	to	2.35%	1.44%	to	1.44%	13.78%	to	15.62%
Hartford MidCap HLS Fund+
2020♦	330,723	$11.941126	to	$12.014847	$3,961,825	0.75%	to	2.35%	0.04%	to	0.05%	19.41%	to	20.15%
Hartford MidCap Value HLS Fund+
2020	—	$21.829004	to	$24.735910	$—	1.15%	to	2.35%	0.61%	to	0.64%	(6.62)%	to	(5.61)%
2019	83,399	$23.264878	to	$26.205301	$2,101,102	1.15%	to	2.40%	—%	to	0.94%	28.09%	to	29.70%
2018	97,432	$18.162689	to	$20.204196	$1,907,248	1.15%	to	2.40%	0.95%	to	1.04%	(16.60)%	to	(15.55)%
2017	116,493	$21.777478	to	$23.924025	$2,716,840	1.15%	to	2.40%	0.54%	to	0.56%	10.78%	to	12.17%
2016	123,552	$19.658737	to	$21.328292	$2,581,163	1.15%	to	2.40%	0.53%	to	0.54%	10.14%	to	11.53%
Hartford Ultrashort Bond HLS Fund+
2020	33,973,619	$1.213845	to	$7.819891	$41,508,862	0.75%	to	2.70%	0.10%	to	2.37%	(1.26)%	to	0.68%
2019	9,787,247	$1.205675	to	$7.919998	$11,912,855	0.75%	to	2.70%	1.87%	to	2.25%	0.07%	to	2.04%
2018	11,820,749	$1.181526	to	$7.914113	$13,823,556	0.75%	to	2.70%	—%	to	0.86%	(1.14)%	to	0.81%
2017	12,521,480	$0.849488	to	$1.172043	$14,709,749	0.75%	to	2.45%	0.13%	to	0.81%	(1.43)%	to	0.26%
2016	13,869,823	$0.861814	to	$1.168994	$16,430,223	0.75%	to	2.45%	0.46%	to	0.46%	(1.48)%	to	0.21%
Hartford Small Company HLS Fund
2020	1,858,481	$6.592358	to	$50.925435	$13,061,501	0.75%	to	2.65%	—%	to	—%	51.46%	to	54.36%
2019	2,440,122	$4.270872	to	$33.624032	$10,922,089	0.75%	to	2.65%	—%	to	—%	33.42%	to	35.97%
2018	2,978,154	$3.140948	to	$25.202529	$9,926,554	0.75%	to	2.65%	—%	to	—%	(6.74)%	to	(4.95)%
2017	3,526,613	$3.304456	to	$27.023675	$12,388,190	0.75%	to	2.65%	—%	to	—%	23.06%	to	25.42%
2016	4,374,725	$2.634758	to	$21.959873	$12,293,183	0.75%	to	2.65%	—%	to	—%	(0.62)%	to	1.28%
Hartford SmallCap Growth HLS Fund
2020	1,528,059	$5.809475	to	$56.029517	$9,091,522	0.75%	to	2.65%	—%	to	—%	29.72%	to	32.20%
2019	1,776,941	$4.394407	to	$43.194042	$7,997,468	0.75%	to	2.65%	—%	to	—%	32.26%	to	34.80%
2018	2,098,196	$3.259945	to	$32.657526	$7,094,358	0.75%	to	2.65%	—%	to	—%	(14.01)%	to	(12.36)%
2017	2,490,955	$3.719664	to	$37.978558	$9,420,618	0.75%	to	2.65%	0.04%	to	0.04%	16.94%	to	19.18%
2016	2,927,972	$3.121123	to	$32.478244	$9,207,402	0.75%	to	2.65%	0.15%	to	0.15%	9.44%	to	11.53%
Hartford Stock HLS Fund
2020	2,104,645	$3.112617	to	$39.500475	$7,629,332	0.75%	to	2.65%	1.71%	to	1.71%	9.15%	to	11.24%
2019	2,381,960	$2.798119	to	$36.190648	$7,784,642	0.75%	to	2.65%	0.64%	to	1.70%	27.79%	to	30.24%
2018	2,651,835	$2.148428	to	$28.320447	$6,805,131	0.75%	to	2.65%	1.59%	to	1.60%	(2.76)%	to	(0.89)%
2017	3,345,544	$2.167695	to	$29.122976	$8,393,070	0.75%	to	2.65%	1.84%	to	1.86%	16.71%	to	18.95%
2016	4,031,830	$1.822328	to	$24.952305	$8,790,819	0.75%	to	2.65%	1.88%	to	1.89%	4.61%	to	6.61%
Hartford U.S. Government Securities HLS Fund+
2020	—	$1.476948	to	$10.112043	$—	0.75%	to	2.65%	3.14%	to	3.29%	3.24%	to	5.00%
2019	24,596,380	$1.406568	to	$9.794591	$31,402,611	0.75%	to	2.65%	2.33%	to	2.59%	2.46%	to	4.43%
2018	30,772,152	$1.346901	to	$9.558968	$37,759,908	0.75%	to	2.65%	2.00%	to	2.32%	(1.79)%	to	0.10%
2017	34,640,511	$1.345619	to	$9.733170	$42,829,485	0.75%	to	2.65%	1.77%	to	2.10%	(1.33)%	to	0.56%
2016	37,608,036	$1.338126	to	$9.864492	$46,402,765	0.75%	to	2.65%	1.88%	to	1.88%	(1.11)%	to	0.78%
Hartford Value HLS Fund+
2020	—	$3.079216	to	$25.528346	$—	0.75%	to	2.70%	1.48%	to	1.79%	(4.94)%	to	(3.26)%
2019	6,770,385	$3.182967	to	$26.854087	$20,231,286	0.75%	to	2.70%	2.01%	to	2.02%	24.31%	to	26.76%
2018	8,011,563	$2.511084	to	$21.602618	$18,844,362	0.75%	to	2.70%	1.64%	to	2.92%	(12.58)%	to	(10.85)%
2017	9,930,188	$2.816771	to	$24.710029	$26,167,527	0.75%	to	2.70%	1.78%	to	2.31%	12.37%	to	14.58%
2016	11,788,991	$2.458387	to	$22.079818	$27,109,103	0.75%	to	2.65%	1.76%	to	1.79%	10.72%	to	12.84%
Rational Trend Aggregation VA Fund
2020	318,348	$2.215812	to	$17.912331	$816,721	1.15%	to	2.40%	0.60%	to	0.64%	(1.20)%	to	0.04%
2019	365,969	$2.214900	to	$18.130236	$932,424	1.15%	to	2.40%	2.63%	to	2.80%	4.75%	to	6.07%
2018	451,099	$2.088145	to	$17.307565	$1,064,443	1.15%	to	2.40%	3.50%	to	4.16%	(6.83)%	to	(5.66)%
2017	572,430	$2.213456	to	$18.577014	$1,457,505	1.15%	to	2.40%	3.14%	to	3.33%	(3.92)%	to	(2.72)%
2016	679,297	$2.275229	to	$19.335548	$1,748,478	1.15%	to	2.40%	4.47%	to	4.65%	4.43%	to	5.75%
Rational Insider Buying VA Fund
2020	352,973	$3.251108	to	$34.432635	$1,097,682	1.15%	to	2.35%	—%	to	—%	11.49%	to	12.83%
2019	433,284	$2.881379	to	$30.885195	$1,200,476	1.15%	to	2.35%	—%	to	—%	21.13%	to	22.59%
2018	536,805	$2.350497	to	$25.498589	$1,216,359	1.15%	to	2.35%	0.47%	to	0.59%	(9.34)%	to	(8.24)%
2017	679,802	$2.561631	to	$28.124745	$1,697,056	1.15%	to	2.35%	0.55%	to	0.56%	14.79%	to	16.18%
2016	886,351	$2.204971	to	$24.500954	$1,904,530	1.15%	to	2.35%	0.62%	to	0.64%	8.43%	to	9.73%
Lord Abbett Series Fund - Fundamental Equity Portfolio
2020	235,497	$24.893133	to	$27.244354	$5,873,040	0.75%	to	2.65%	1.23%	to	1.28%	(0.89)%	to	1.01%
2019	250,726	$25.116148	to	$26.971120	$6,226,611	0.75%	to	2.65%	1.29%	to	3.47%	18.34%	to	20.61%
2018	291,856	$21.223589	to	$22.362641	$6,015,406	0.75%	to	2.65%	1.03%	to	1.30%	(10.56)%	to	(8.84)%
2017	342,628	$23.729117	to	$24.531828	$7,786,740	0.75%	to	2.65%	1.06%	to	1.09%	9.63%	to	11.73%
2016	389,496	$21.644293	to	$21.955551	$7,956,863	0.75%	to	2.65%	0.61%	to	1.22%	12.72%	to	14.88%
Lord Abbett Series Fund - Dividend Growth Portfolio+
2020	115,060	$26.240321	to	$34.074738	$3,522,461	0.75%	to	2.40%	0.03%	to	1.02%	12.68%	to	14.55%
2019	130,833	$23.287618	to	$29.745758	$3,514,083	0.75%	to	2.40%	1.44%	to	1.61%	23.45%	to	25.50%
2018	150,472	$18.863902	to	$23.701441	$3,229,294	0.75%	to	2.40%	1.84%	to	1.98%	(6.93)%	to	(5.38)%
2017	189,806	$25.050269	to	$25.063646	$4,329,643	0.75%	to	2.65%	—%	to	1.75%	16.01%	to	18.23%
2016	256,597	$21.186984	to	$21.604588	$4,984,007	0.75%	to	2.65%	1.29%	to	1.71%	12.09%	to	14.24%

Lord Abbett Series Fund - Bond Debenture Portfolio
2020	706,144	$21.516952	to	$24.130598	$15,267,974	0.75%	to	2.65%	2.81%	to	3.91%	4.50%	to	6.50%
2019	769,005	$20.590588	to	$22.657286	$15,691,609	0.75%	to	2.65%	3.93%	to	3.95%	10.39%	to	12.51%
2018	887,072	$18.652412	to	$20.138473	$16,186,479	0.75%	to	2.65%	4.36%	to	4.37%	(6.53)%	to	(4.74)%
2017	1,033,745	$19.955363	to	$21.139671	$19,919,457	0.75%	to	2.65%	4.13%	to	4.13%	6.36%	to	8.40%
2016	1,151,312	$18.762730	to	$19.502324	$20,595,357	0.75%	to	2.65%	4.55%	to	4.62%	9.20%	to	11.30%
Lord Abbett Series Fund - Growth and Income Portfolio
2020	1,635,919	$22.683992	to	$24.109553	$33,563,181	0.75%	to	2.65%	1.74%	to	1.76%	0.01%	to	1.93%
2019	1,779,054	$22.254489	to	$24.106738	$35,978,963	0.75%	to	2.65%	1.63%	to	1.66%	19.29%	to	21.58%
2018	2,079,860	$18.304613	to	$20.207974	$34,845,524	0.75%	to	2.65%	1.27%	to	1.35%	(10.55)%	to	(8.83)%
2017	2,477,683	$20.077597	to	$22.590709	$45,802,305	0.75%	to	2.65%	1.17%	to	1.26%	10.42%	to	12.53%
2016	2,828,813	$17.841329	to	$20.459388	$46,731,687	0.75%	to	2.65%	1.47%	to	1.55%	14.05%	to	16.24%
MFS® Growth Series
2020	31,391	$22.403272	to	$40.129034	$855,754	1.40%	to	2.30%	—%	to	—%	28.86%	to	30.02%
2019	31,639	$17.385695	to	$30.862630	$665,980	1.40%	to	2.30%	—%	to	—%	35.01%	to	36.23%
2018	27,050	$12.877435	to	$22.654945	$420,021	1.40%	to	2.30%	0.09%	to	0.09%	0.33%	to	1.24%
2017	24,653	$12.834638	to	$22.377213	$388,708	1.40%	to	2.30%	0.10%	to	0.11%	28.42%	to	29.58%
2016	34,406	$17.269201	to	$25.135557	$403,348	1.40%	to	2.55%	—%	to	0.04%	(0.14)%	to	1.02%
MFS® Investors Trust Series
2020	19,163	$3.445277	to	$22.054972	$339,611	1.30%	to	2.60%	0.64%	to	0.65%	10.95%	to	12.40%
2019	22,053	$3.065248	to	$19.879021	$367,095	1.30%	to	2.60%	0.67%	to	0.69%	28.20%	to	29.88%
2018	24,764	$2.360048	to	$15.505851	$319,151	1.30%	to	2.60%	0.63%	to	0.64%	(7.91)%	to	(6.71)%
2017	26,636	$2.529767	to	$16.838598	$371,659	1.30%	to	2.60%	0.72%	to	0.72%	20.18%	to	21.75%
2016	38,102	$2.077782	to	$14.010921	$468,971	1.30%	to	2.60%	0.84%	to	0.86%	5.80%	to	7.18%
MFS® Total Return Series
2020	103,864	$21.131954	to	$27.860111	$2,647,110	1.40%	to	2.85%	2.23%	to	2.30%	6.73%	to	8.29%
2019	127,492	$19.799841	to	$25.728134	$3,033,422	1.40%	to	2.85%	2.36%	to	2.37%	17.00%	to	18.71%
2018	143,050	$16.922591	to	$21.672936	$2,876,049	1.40%	to	2.85%	2.18%	to	2.21%	(8.26)%	to	(6.92)%
2017	166,671	$2.106066	to	$18.447222	$3,607,876	1.30%	to	2.85%	—%	to	2.36%	9.14%	to	10.85%
2016	187,374	$1.899942	to	$16.901618	$3,542,125	1.30%	to	2.85%	2.91%	to	2.92%	6.03%	to	7.69%
MFS® Value Series
2020	477	$24.061732	to	$24.061732	$11,475	1.00%	to	1.00%	1.39%	to	1.39%	2.19%	to	2.19%
2019	451	$23.545252	to	$23.545252	$10,625	1.00%	to	1.00%	1.88%	to	1.88%	28.22%	to	28.22%
2018	467	$18.363556	to	$18.363556	$8,584	1.00%	to	1.00%	1.34%	to	1.34%	(11.25)%	to	(11.25)%
2017	492	$20.691049	to	$20.691049	$10,185	1.00%	to	1.00%	1.72%	to	1.72%	16.18%	to	16.18%
2016	526	$17.809378	to	$17.809378	$9,376	1.00%	to	1.00%	1.85%	to	1.85%	12.64%	to	12.64%
BlackRock S&P 500 Index V.I. Fund
2020	511,440	$12.979961	to	$13.559616	$6,854,376	1.15%	to	2.65%	1.78%	to	1.84%	15.15%	to	16.89%
2019	559,707	$11.272345	to	$11.600462	$6,448,758	1.15%	to	2.65%	2.10%	to	2.37%	27.91%	to	29.84%
2018♦	530,680	$8.832910	to	$8.967003	$4,725,646	0.75%	to	2.40%	—%	to	1.14%	(11.67)%	to	(10.33)%
Invesco V.I. Equity and Income Fund

2020	51,880	$19.401733	to	$23.360867	$1,178,586	1.40%	to	2.55%	2.16%	to	2.38%	6.89%	to	8.42%
2019	59,537	$17.894351	to	$21.855063	$1,249,644	1.40%	to	2.55%	2.27%	to	2.57%	16.99%	to	18.69%
2018	64,898	$15.076109	to	$18.681047	$1,140,068	1.40%	to	2.55%	1.94%	to	2.15%	(12.00)%	to	(10.76)%
2017	74,025	$17.009615	to	$21.228858	$1,452,601	1.30%	to	2.55%	—%	to	1.43%	7.99%	to	9.60%
2016	83,995	$15.520092	to	$19.657933	$1,507,535	1.30%	to	2.55%	1.04%	to	1.63%	11.94%	to	13.64%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2020	166,953	$1.826339	to	$14.205628	$2,532,827	1.30%	to	2.85%	2.86%	to	2.88%	4.77%	to	6.41%
2019	135,757	$1.716369	to	$13.558720	$2,069,236	1.30%	to	2.85%	4.00%	to	4.08%	7.77%	to	9.45%
2018	145,252	$1.568198	to	$12.581725	$2,032,369	1.30	to	2.85	2.55%	to	2.67%	(3.44)%	to	(1.93)%
2017	169,424	$1.599127	to	$13.030304	$2,519,415	1.30	to	2.85	3.15%	to	3.27%	3.26%	to	4.87%
2016	195,429	$1.524861	to	$12.619133	$2,841,216	1.30	to	2.85	1.87%	to	1.92%	3.13%	to	4.74%
Morgan Stanley VIF Emerging Markets Debt Portfolio
2020	15,326	$2.922509	to	$30.574934	$268,871	1.30%	to	2.60%	4.51%	to	4.68%	2.84%	to	4.18%
2019	16,383	$2.805178	to	$29.731279	$293,020	1.30%	to	2.60%	5.20%	to	5.43%	11.32%	to	12.78%
2018	18,246	$2.487378	to	$26.707742	$287,929	1.30%	to	2.60%	5.74%	to	6.12%	(9.33)%	to	(8.15)%
2017	17,763	$2.707988	to	$29.457146	$319,978	1.30%	to	2.60%	5.53%	to	5.65%	6.90%	to	8.29%
2016	18,001	$2.500603	to	$27.557061	$305,965	1.30%	to	2.60%	5.33%	to	5.63%	7.72%	to	9.13%
Morgan Stanley VIF Emerging Markets Equity Portfolio
2020	207,485	$21.076297	to	$24.528745	$4,528,723	0.75%	to	2.65%	1.24%	to	1.33%	11.37%	to	13.51%
2019	228,558	$18.923945	to	$21.609331	$4,425,889	0.75%	to	2.65%	1.01%	to	1.22%	16.39%	to	18.62%
2018	278,637	$16.258989	to	$18.217039	$4,590,550	0.75%	to	2.65%	0.41%	to	0.43%	(19.67)%	to	(18.13)%
2017	329,718	$20.240826	to	$22.251363	$6,708,344	0.75%	to	2.65%	0.57%	to	0.71%	31.53%	to	34.05%
2016	380,341	$15.388234	to	$16.598755	$5,813,917	0.75%	to	2.65%	0.44%	to	0.44%	3.83%	to	5.82%
Morgan Stanley VIF Growth Portfolio
2020	354,408	$55.249925	to	$62.067071	$21,661,715	1.30%	to	2.60%	—%	to	—%	111.21%	to	114.51%
2019	412,079	$26.158682	to	$28.934684	$11,746,423	1.30%	to	2.60%	—%	to	—%	28.10%	to	30.11%
2018	470,657	$20.420879	to	$22.239407	$10,336,986	1.30%	to	2.60%	—%	to	—%	4.54%	to	6.15%
2017	503,438	$19.533533	to	$20.950903	$10,444,174	1.30%	to	2.60%	—%	to	—%	39.16%	to	41.30%
2016	556,504	$14.036877	to	$14.827328	$8,187,358	1.30%	to	2.60%	—%	to	—%	(4.44)%	to	(2.91)%
Morgan Stanley VIF Discovery Portfolio
2020	104,329	$78.664186	to	$102.143757	$9,556,010	0.75%	to	2.40%	—%	to	—%	146.08%	to	150.16%
2019	102,906	$31.966721	to	$40.830716	$3,807,885	0.75%	to	2.40%	—%	to	—%	36.65%	to	38.92%
2018	175,164	$23.392828	to	$29.391239	$4,677,394	0.75%	to	2.40%	—%	to	—%	7.91%	to	9.70%
2017	180,391	$21.679044	to	$26.792074	$4,406,041	0.75%	to	2.40%	—%	to	—%	35.31%	to	37.56%
2016	200,101	$16.021234	to	$19.476306	$3,570,350	0.75%	to	2.40%	—%	to	—%	(11.01)%	to	(9.52)%
Invesco V.I. American Value Fund
2020	139,497	$27.620017	to	$28.398415	$3,698,540	0.75%	to	2.85%	0.66%	to	0.88%	(1.72)%	to	0.10%
2019	151,378	$27.591378	to	$28.895086	$4,040,381	0.75%	to	2.85%	0.42%	to	0.69%	21.52%	to	23.78%
2018	167,650	$22.290857	to	$23.778585	$3,629,361	0.75%	to	2.85%	0.21%	to	0.47%	(15.10)%	to	(13.52)%
2017	195,215	$25.775042	to	$28.009161	$4,914,134	0.75%	to	2.85%	0.53%	to	0.80%	6.87%	to	8.86%
2016	230,440	$23.676760	to	$26.207525	$5,381,037	0.75%	to	2.85%	0.12%	to	0.36%	12.25%	to	14.36%
Invesco V.I. Equally-Weighted S&P 500 Fund
2020	94,467	$4.261601	to	$39.998584	$5,335,509	1.30%	to	2.85%	1.29%	to	1.49%	9.26%	to	11.29%
2019	103,523	$3.829355	to	$36.609563	$5,354,070	1.30%	to	2.85%	1.52%	to	1.63%	24.85%	to	27.13%
2018	114,955	$3.012149	to	$29.323565	$4,656,200	1.30%	to	2.85%	1.02%	to	1.13%	(10.69)%	to	(9.07)%
2017	125,749	$3.312452	to	$32.833960	$5,610,017	1.30%	to	2.85%	0.71%	to	0.81%	15.01%	to	17.05%
2016	142,427	$2.829962	to	$28.549730	$5,625,906	1.30%	to	2.85%	0.40%	to	0.60%	10.74%	to	12.77%

Morgan Stanley VIF Global Franchise Portfolio
2020	9,109	$36.273828	to	$53.605210	$439,919	1.50%	to	2.55%	0.83%	to	0.84%	10.36%	to	11.52%
2019	9,924	$32.869052	to	$48.066491	$431,538	1.50%	to	2.55%	0.93%	to	0.93%	26.27%	to	27.60%
2018	11,070	$26.030431	to	$37.668871	$378,396	1.50%	to	2.55%	1.03%	to	1.04%	(4.24)%	to	(3.23)%
2017	11,510	$27.183134	to	$38.926166	$408,410	1.50%	to	2.55%	1.19%	to	1.29%	22.59%	to	23.88%
2016	14,256	$22.174510	to	$31.422527	$415,284	1.50%	to	2.55%	1.43%	to	1.48%	2.76%	to	3.85%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund+
2020	85,874	$37.076738	to	$54.096021	$3,128,619	1.15%	to	2.65%	—%	to	—%	36.58%	to	38.64%
2019	86,285	$26.743326	to	$39.608394	$2,280,036	1.15%	to	2.65%	—%	to	—%	35.38%	to	37.42%
2018	87,340	$19.460760	to	$29.257419	$1,680,092	1.15%	to	2.65%	—%	to	—%	(8.76)%	to	(7.38)%
2017	95,380	$21.010395	to	$32.064813	$1,972,991	1.15%	to	2.65%	—%	to	—%	25.10%	to	26.99%
2016	102,347	$16.545439	to	$25.631795	$1,669,209	1.15%	to	2.65%	—%	to	—%	(0.59)%	to	0.91%
Invesco Oppenheimer V.I. Capital Appreciation Fund
2020	464,255	$36.859188	to	$43.594579	$15,406,495	0.75%	to	2.65%	—%	to	—%	32.68%	to	35.22%
2019	579,677	$27.258340	to	$32.857358	$14,320,891	0.75%	to	2.65%	—%	to	—%	32.30%	to	34.83%
2018	694,285	$20.216510	to	$24.835893	$12,817,393	0.75%	to	2.65%	—%	to	—%	(8.42)%	to	(6.66)%
2017	852,739	$21.658564	to	$27.118185	$17,005,722	0.75%	to	2.65%	0.01%	to	0.01%	23.20%	to	25.56%
2016	1,023,603	$17.249755	to	$22.011826	$16,342,025	0.75%	to	2.65%	0.11%	to	0.12%	(4.98)%	to	(3.16)%
Invesco Oppenheimer V.I. Global Fund
2020	1,794,462	$36.190441	to	$36.414905	$58,428,263	0.75%	to	2.70%	0.44%	to	0.45%	23.95%	to	26.39%
2019	2,087,978	$28.634834	to	$29.379437	$54,104,849	0.75%	to	2.70%	0.63%	to	0.64%	27.96%	to	30.47%
2018	2,503,133	$21.946942	to	$22.960360	$50,073,441	0.75%	to	2.70%	—%	to	0.85%	(15.70)%	to	(14.04)%
2017	2,911,038	$25.531573	to	$27.361008	$68,131,327	0.75%	to	2.65%	0.72%	to	0.73%	32.76%	to	35.30%
2016	3,421,200	$18.870189	to	$20.609696	$59,614,123	0.75%	to	2.65%	0.76%	to	0.92%	(2.77)%	to	(0.90)%
Invesco Oppenheimer V.I. Main Street Fund®++
2020	134,946	$31.664050	to	$34.869839	$3,791,810	0.75%	to	2.65%	0.80%	to	1.18%	10.72%	to	12.84%
2019	152,876	$28.059885	to	$31.493335	$3,846,738	0.75%	to	2.65%	0.81%	to	0.89%	28.30%	to	30.75%
2018	175,234	$21.460030	to	$24.547220	$3,383,806	0.75%	to	2.65%	0.90%	to	1.04%	(10.50)%	to	(8.78)%
2017	208,849	$23.526557	to	$27.427543	$4,434,391	0.75%	to	2.65%	0.20%	to	1.02%	13.59%	to	15.76%
2016	233,821	$20.322859	to	$24.146776	$4,309,521	0.75%	to	2.65%	0.86%	to	0.86%	8.39%	to	10.47%
Invesco Oppenheimer V.I. Main Street Small Cap Fund®++
2020	613,539	$35.476339	to	$40.551769	$19,473,533	0.75%	to	2.65%	0.32%	to	0.37%	16.51%	to	18.74%
2019	700,330	$29.876845	to	$34.805966	$18,854,973	0.75%	to	2.65%	—%	to	—%	22.84%	to	25.19%
2018	787,801	$23.864862	to	$28.334713	$17,062,935	0.75%	to	2.65%	0.06%	to	0.07%	(12.88)%	to	(11.21)%
2017	928,319	$26.876901	to	$32.523583	$22,784,793	0.75%	to	2.65%	0.64%	to	0.64%	10.93%	to	13.06%
2016	1,140,501	$23.772377	to	$29.318220	$24,957,085	0.75%	to	2.65%	0.25%	to	0.32%	14.60%	to	16.79%
Putnam VT Diversified Income Fund
2020	402,562	$18.689170	to	$29.143816	$9,675,993	0.75%	to	2.65%	7.13%	to	7.54%	(3.50)%	to	(1.64)%
2019	451,865	$19.366147	to	$29.631179	$11,169,584	0.75%	to	2.65%	3.22%	to	3.25%	8.32%	to	10.40%
2018	525,680	$17.878272	to	$26.840057	$11,831,636	0.75%	to	2.65%	3.87%	to	4.12%	(3.57)%	to	(1.72)%
2017	594,930	$18.540466	to	$27.310256	$13,700,575	0.75%	to	2.65%	5.66%	to	5.82%	4.32%	to	6.32%
2016	672,960	$17.772352	to	$25.686248	$14,641,293	0.75%	to	2.65%	7.16%	to	7.35%	2.66%	to	4.63%
Putnam VT Global Asset Allocation Fund
2020	36,563	$26.357024	to	$75.353389	$1,701,483	1.15%	to	2.65%	1.85%	to	1.87%	9.37%	to	11.03%
2019	40,233	$24.098186	to	$67.870195	$1,677,784	1.15%	to	2.65%	1.45%	to	1.46%	14.07%	to	15.79%
2018	52,240	$21.125881	to	$58.613906	$1,747,064	1.15%	to	2.65%	1.85%	to	1.94%	(9.68)%	to	(8.32)%
2017	69,342	$23.391246	to	$65.093528	$2,657,133	1.05%	to	2.65%	1.46%	to	1.48%	12.32%	to	14.13%

2016	85,532	$20.825184	to	$57.033346	$2,885,197	1.05%	to	2.65%	1.89%	to	1.93%	3.92%	to	5.60%
Putnam VT Growth Opportunities Fund
2020	114,500	$23.753875	to	$25.972541	$2,861,332	0.75%	to	2.70%	0.04%	to	0.04%	35.02%	to	37.67%
2019	109,534	$17.593431	to	$18.865477	$2,008,976	0.75%	to	2.70%	0.13%	to	0.13%	33.10%	to	35.72%
2018	127,994	$13.217738	to	$13.900099	$1,744,105	0.75%	to	2.70%	—%	to	—%	(0.35)%	to	1.62%
2017	135,486	$13.274366	to	$13.679151	$1,830,934	0.75%	to	2.65%	0.10%	to	0.10%	27.48%	to	29.93%
2016♦	163,638	$10.412677	to	$10.528491	$1,714,504	0.75%	to	2.65%	—%	to	—%	4.13%	to	5.28%
Putnam VT International Value Fund
2020	206,447	$7.669265	to	$9.548857	$1,846,360	0.75%	to	2.40%	2.59%	to	2.61%	1.48%	to	3.16%
2019	241,361	$7.557642	to	$9.255912	$2,092,810	0.75%	to	2.40%	2.64%	to	2.67%	17.37%	to	19.32%
2018	258,506	$6.438963	to	$7.756954	$1,892,084	0.75%	to	2.40%	1.99%	to	2.00%	(19.57)%	to	(18.23)%
2017	270,218	$8.005604	to	$9.486306	$2,435,078	0.75%	to	2.40%	1.51%	to	1.57%	21.74%	to	23.76%
2016	327,900	$6.575974	to	$7.664850	$2,399,657	0.75%	to	2.40%	2.35%	to	2.36%	(1.29)%	to	0.35%
Putnam VT International Equity Fund
2020	680,557	$18.084043	to	$31.540766	$13,724,452	0.75%	to	2.65%	1.60%	to	1.61%	9.17%	to	11.26%
2019	762,569	$16.565762	to	$28.349164	$13,827,790	0.75%	to	2.65%	1.30%	to	1.38%	21.88%	to	24.22%
2018	875,635	$13.591414	to	$22.821959	$12,802,078	0.75%	to	2.65%	1.37%	to	1.37%	(21.23)%	to	(19.72)%
2017	921,019	$17.254538	to	$28.427076	$16,981,101	0.75%	to	2.65%	2.33%	to	5.32%	23.27%	to	25.63%
2016	1,107,063	$13.997069	to	$22.626784	$16,293,893	0.75	to	2.65	3.35	to	3.53	(5.01)	to	(3.18)
Putnam VT Multi-Cap Core Fund
2020	389,647	$29.864980	to	$38.150428	$9,265,849	0.75%	to	2.65%	0.92%	to	0.92%	14.26%	to	16.45%
2019	446,424	$25.646352	to	$33.389635	$9,196,999	0.75%	to	2.65%	0.94%	to	1.09%	28.19%	to	30.65%
2018	526,311	$19.629905	to	$26.046161	$8,383,851	0.75%	to	2.65%	1.09%	to	1.60%	(10.05)%	to	(8.32)%
2017	650,495	$21.412262	to	$28.956438	$11,385,326	0.75%	to	2.65%	1.05%	to	1.07%	19.65%	to	21.94%
2016	797,094	$17.559789	to	$24.201699	$11,619,353	0.75%	to	2.65%	1.28%	to	1.29%	9.12%	to	11.21%
Putnam VT Sustainable Leaders Fund
2020	71,468	$38.987859	to	$47.453470	$3,186,593	0.75%	to	2.65%	0.44%	to	0.58%	25.38%	to	27.78%
2019	87,025	$31.095944	to	$37.136111	$3,050,769	0.75%	to	2.65%	0.42%	to	0.44%	32.80%	to	35.34%
2018	107,572	$23.416305	to	$27.439238	$2,809,061	0.75%	to	2.65%	—%	to	—%	(4.10)%	to	(2.26)%
2017	126,280	$24.418005	to	$28.074299	$3,394,795	0.75%	to	2.65%	0.60%	to	0.65%	25.85%	to	28.26%
2016	154,821	$19.403038	to	$21.889051	$3,267,002	0.75%	to	2.65%	0.20%	to	0.70%	4.97%	to	6.98%
Putnam VT Small Cap Value Fund
2020	288,120	$28.239224	to	$47.045557	$11,177,058	0.75%	to	2.70%	1.07%	to	1.08%	1.19%	to	3.19%
2019	290,775	$27.905966	to	$45.592713	$11,032,930	0.75%	to	2.70%	0.65%	to	0.65%	20.93%	to	23.31%
2018	308,827	$23.075216	to	$36.973130	$9,580,284	0.75%	to	2.70%	0.17%	to	0.39%	(22.06)%	to	(20.53)%
2017	353,182	$29.742077	to	$46.522041	$13,912,605	0.75%	to	2.65%	0.69%	to	0.80%	5.05%	to	7.07%
2016	435,170	$28.311719	to	$43.451754	$16,199,550	0.75%	to	2.65%	0.78%	to	1.16%	24.16%	to	26.54%
Putnam VT George Putnam Balanced Fund
2020	89,182	$26.666460	to	$26.965609	$2,127,808	0.75%	to	2.65%	1.14%	to	1.15%	12.39%	to	14.54%
2019	92,302	$23.280691	to	$23.993232	$1,936,155	0.75%	to	2.65%	1.36%	to	1.37%	20.76%	to	23.08%
2018	96,136	$18.915301	to	$19.867780	$1,634,056	0.75%	to	2.65%	0.68%	to	0.68%	(5.68)%	to	(3.87)%
2017	109,611	$19.675837	to	$21.063168	$1,956,914	0.75%	to	2.65%	1.53%	to	1.54%	12.08%	to	14.23%
2016	114,835	$17.225422	to	$18.793451	$1,806,801	0.75%	to	2.65%	1.71%	to	1.72%	5.18%	to	7.20%
Putnam VT Equity Income Fund
2020	116,810	$32.639476	to	$41.070792	$4,398,578	0.75%	to	2.65%	1.68%	to	1.75%	3.04%	to	5.01%
2019	139,426	$31.677548	to	$39.110370	$5,010,118	0.75%	to	2.65%	1.99%	to	2.03%	27.00%	to	29.43%
2018	161,971	$24.943267	to	$30.217189	$4,527,826	0.75%	to	2.65%	0.69%	to	0.70%	(10.88)%	to	(9.17)%

2017	193,562	$27.989247	to	$33.268667	$6,001,369	0.75%	to	2.65%	1.56%	to	1.80%	15.67%	to	17.89%
2016	153,628	$24.197864	to	$28.221253	$4,077,909	0.75%	to	2.65%	1.88%	to	1.90%	10.67%	to	12.79%
Pioneer Fund VCT Portfolio
2020	54,557	$3.033763	to	$36.196715	$200,215	1.60%	to	2.35%	0.49%	to	0.49%	21.08%	to	21.99%
2019	57,179	$2.486861	to	$29.894836	$172,569	1.60%	to	2.35%	0.75%	to	0.79%	27.99%	to	28.95%
2018	65,938	$1.928544	to	$23.357621	$137,984	1.60%	to	2.35%	0.51%	to	0.73%	(4.02)%	to	(3.30)%
2017	76,371	$1.875847	to	$1.994329	$144,040	1.60%	to	2.10%	0.95%	to	0.95%	18.84%	to	19.43%
2016	80,983	$1.578513	to	$1.669860	$128,479	1.60%	to	2.10%	1.04%	to	1.11%	7.34%	to	7.88%
Invesco V.I. Growth and Income Fund
2020	300,979	$24.354979	to	$34.992069	$8,689,524	0.75%	to	2.85%	1.98%	to	2.01%	(1.01)%	to	1.09%
2019	345,528	$24.603987	to	$34.615136	$10,082,470	0.75%	to	2.85%	1.56%	to	1.58%	21.35%	to	23.92%
2018	433,234	$20.275955	to	$27.934093	$10,429,519	0.75%	to	2.85%	1.71%	to	1.77%	(16.02)%	to	(14.24)%
2017	503,558	$24.144116	to	$32.571379	$14,353,562	0.75%	to	2.85%	1.24%	to	1.31%	10.83%	to	13.18%
2016	593,664	$21.784103	to	$28.777256	$15,171,102	0.75%	to	2.85%	0.90%	to	0.91%	16.07%	to	18.54%
Invesco V.I. Comstock Fund
2020	478,519	$26.673255	to	$34.233870	$14,503,150	0.75%	to	2.85%	2.12%	to	2.17%	(3.87)%	to	(1.83)%
2019	503,250	$28.368546	to	$34.870955	$15,668,473	0.75%	to	2.65%	1.53%	to	1.70%	21.68%	to	24.01%
2018	582,036	$23.314592	to	$28.119971	$14,727,416	0.75%	to	2.65%	1.44%	to	1.49%	(14.66)%	to	(13.02)%
2017	687,515	$27.319668	to	$32.329876	$20,163,302	0.75%	to	2.65%	1.80%	to	2.02%	14.50%	to	16.70%
2016	841,830	$23.859571	to	$27.704187	$21,319,459	0.75%	to	2.65%	1.34%	to	1.35%	13.93%	to	16.11%
Invesco V.I. American Franchise Fund
2020	962	$44.078462	to	$51.623288	$46,337	1.50%	to	2.40%	—%	to	—%	38.63%	to	39.88%
2019	999	$31.795541	to	$36.904503	$34,639	1.50%	to	2.40%	—%	to	—%	33.20%	to	34.40%
2018	2,791	$23.871390	to	$27.459185	$72,136	1.50%	to	2.40%	—%	to	—%	(6.17)%	to	(5.32)%
2017	3,340	$25.441212	to	$29.002541	$92,075	1.50%	to	2.40%	—%	to	—%	24.02%	to	25.14%
2016	3,610	$20.514269	to	$23.176622	$79,934	1.50%	to	2.40%	—%	to	—%	(0.40)%	to	0.50%
Invesco V.I. Mid Cap Growth Fund+
2020	—	$25.482390	to	$28.987056	$—	1.50%	to	2.30%	—%	to	—%	(0.63)%	to	(0.35)%
2019	2,662	$25.644579	to	$29.087424	$74,230	1.50%	to	2.30%	—%	to	—%	30.96%	to	32.01%
2018	3,816	$19.581776	to	$22.033945	$80,718	1.50%	to	2.30%	—%	to	—%	(8.01)%	to	(7.28)%
2017	2,388	$21.287958	to	$23.762819	$54,854	1.50%	to	2.30%	—%	to	—%	19.37%	to	20.32%
2016	5,677	$17.834076	to	$19.748941	$104,291	1.50%	to	2.30%	—%	to	—%	(1.71)%	to	(0.92)%
Wells Fargo VT International Equity Fund
2020	375,696	$2.338598	to	$16.478639	$575,797	1.15%	to	2.35%	2.21%	to	3.04%	2.45%	to	3.69%
2019	457,301	$2.255411	to	$16.084281	$672,082	1.15%	to	2.35%	4.12%	to	4.30%	12.82%	to	14.18%
2018	473,975	$1.975277	to	$14.256377	$616,687	1.15%	to	2.35%	9.82%	to	11.91%	(18.79)%	to	(17.81)%
2017	503,085	$2.403293	to	$17.555134	$811,744	1.15%	to	2.35%	3.06%	to	3.15%	21.96%	to	23.43%
2016	590,056	$1.017274	to	$1.947089	$762,844	1.15%	to	2.40%	3.28%	to	3.38%	0.80%	to	2.07%
Wells Fargo VT Small Cap Growth Fund
2020	28,319	$39.857032	to	$46.619653	$1,230,135	1.15%	to	2.65%	—%	to	—%	53.96%	to	56.29%
2019	40,208	$25.887114	to	$29.829102	$1,119,848	1.15%	to	2.65%	—%	to	—%	22.04%	to	23.88%
2018	44,862	$21.665158	to	$24.078926	$1,016,424	1.15%	to	2.40%	—%	to	—%	(0.93)%	to	0.31%
2017	57,679	$21.869017	to	$24.003438	$1,310,805	1.15%	to	2.40%	—%	to	—%	23.15%	to	24.70%
2016	69,146	$17.758039	to	$19.249420	$1,267,952	1.15%	to	2.40%	—%	to	—%	5.54%	to	6.87%
Wells Fargo VT Opportunity Fund
2020	1,676	$29.091748	to	$31.202215	$51,425	1.15%	to	1.90%	0.70%	to	0.73%	19.04%	to	19.94%
2019	2,801	$24.438126	to	$26.015277	$72,214	1.15%	to	1.90%	0.55%	to	0.55%	29.33%	to	30.30%

2018	2,883	$18.281548	to	$19.964925	$57,093	1.15%	to	2.35%	—%	to	0.44%	(9.09)%	to	(7.99)%
2017	3,617	$20.109675	to	$21.699269	$76,999	1.15%	to	2.35%	0.93%	to	0.93%	17.92%	to	19.34%
2016	3,802	$17.053287	to	$18.181991	$68,015	1.15%	to	2.35%	2.00%	to	2.31%	9.91%	to	11.23%
Morgan Stanley VIF Global Infrastructure Portfolio
2020	77,750	$12.770338	to	$13.876386	$1,062,348	1.40%	to	2.35%	1.43%	to	1.68%	(3.72)%	to	(2.52)%
2019	85,573	$13.264276	to	$14.235795	$1,201,863	1.40%	to	2.35%	2.52%	to	2.74%	24.90%	to	26.52%
2018	98,878	$10.619867	to	$11.251755	$1,101,148	1.40%	to	2.35%	3.01%	to	3.05%	(10.03)%	to	(9.13)%
2017	111,664	$11.803567	to	$12.382696	$1,371,485	1.40%	to	2.35%	2.27%	to	2.42%	9.93%	to	11.39%
2016	142,322	$10.737272	to	$11.116246	$1,573,381	1.40%	to	2.35%	2.06%	to	2.22%	12.30%	to	13.66%
MFS® Core Equity Portfolio
2020	18,131	$19.102590	to	$20.207117	$362,599	1.30%	to	2.25%	0.65%	to	0.73%	16.07%	to	17.18%
2019	19,120	$16.458176	to	$17.245228	$326,703	1.30%	to	2.25%	0.20%	to	0.81%	30.23%	to	31.47%
2018	30,467	$12.637784	to	$13.116972	$393,262	1.30%	to	2.25%	0.68%	to	0.68%	(5.97)%	to	(5.07)%
2017	28,769	$13.440345	to	$13.817969	$393,057	1.30%	to	2.25%	0.95%	to	0.95%	22.05%	to	23.21%
2016	30,472	$11.012148	to	$11.214594	$339,195	1.30%	to	2.25%	0.77%	to	0.77%	8.90%	to	9.94%
MFS® Massachusetts Investors Growth Stock Portfolio
2020	15,741	$21.519723	to	$22.297504	$347,795	1.40%	to	2.00%	0.35%	to	0.46%	20.10%	to	20.82%
2019	19,656	$17.918193	to	$18.454748	$359,696	1.40%	to	2.00%	0.59%	to	0.60%	37.18%	to	38.01%
2018	21,681	$13.061601	to	$13.372276	$287,667	1.40%	to	2.00%	0.58%	to	0.58%	(1.19)%	to	(0.59)%
2017	22,530	$13.218641	to	$13.452039	$301,902	1.40%	to	2.00%	0.65%	to	0.66%	25.88%	to	26.64%
2016	30,682	$10.500665	to	$10.622201	$325,130	1.40%	to	2.00%	0.59%	to	0.60%	3.97%	to	4.60%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

++ See Note 8 for additional information related to this Sub-Account.

7. Subsequent Events:

On January 18, 2021 the Sponsor Company’s indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Sponsor Company.

Management has evaluated events subsequent to December 31, 2020 and through April 21, 2021, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

8. Restatement of Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® Sub-Account for the period ended December 31, 2019 :

Based on accounting review and validation procedures in connection with the financial reporting process and subsequent to reporting the December 31, 2019 financial statements, the Sponsor Company identified that the results of the Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® were inadvertently mislabeled. The 2019 results of the Invesco Oppenheimer V.I. Main Street Fund® and Invesco Oppenheimer V.I. Main Street Small Cap Fund® have been updated to reflect the activity in this Account.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2020 and December 31, 2019 (Successor Company)
For the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-7
Consolidated Balance Sheets — As of December 31, 2020 and 2019 (Successor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-9
Consolidated Statements of Cash Flows — For the Years Ended December 31, 2020 and 2019 (Successor Company), For the Period of June 1, 2018 to December 31, 2018 (Successor Company) and For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)	F-10
Notes to Consolidated Financial Statements	F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows, for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and December 31, 2019 and the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Emphasis of Matters
As discussed in Note 1 to the financial statements, the Company's direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings, LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805, Business Combinations.
As discussed in Note 15 to the financial statements, on January 18, 2021, the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street. The merger is subject to regulatory approvals and other customary closing conditions. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired— Refer to Notes 1, 2, 4, 6 and 7 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.
Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and interest rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives and amortization of VOBA included the following, among others:
•We tested the effectiveness of management’s controls over the assumption setting process.
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale and Freestanding Derivatives — Refer to Notes 2, 3 and 4 to the consolidated financial statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified investments in fixed maturities classified as available-for-sale and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale and freestanding derivatives included the following, among others:
•We tested the effectiveness of management’s controls over the determination of fair value.
•We evaluated management’s valuation methodology and the reasonableness of the unobservable inputs.

•With assistance of our fair value specialists, on a sample basis, we developed independent fair value estimates and compared our estimates to management’s estimates.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
February 25, 2021

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Revenues
Fee income and other	$741	$821	$502	$381
Earned premiums	35	42	31	42
Net investment income	816	924	509	520
Net realized capital gains (losses)	(74)	(275)	142	(107)
Amortization of deferred reinsurance gain	53	59	38	—
Total revenues	1,571	1,571	1,222	836
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	626	760	415	534
Amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA")	50	(25)	98	16
Insurance operating costs and other expenses	364	423	235	183
Other intangible asset amortization	6	5	4	—
Dividends to policyholders	60	5	2	2
Total benefits, losses and expenses	1,106	1,168	754	735
Income before income taxes	465	403	468	101
Income tax expense	66	44	59	7
Net income	$399	$359	$409	$94
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Net income	$399	$359	$409	$94
Other comprehensive income (loss):
Change in net unrealized gain on fixed maturities	565	890	(173)	(430)
Change in unrealized losses on fixed maturities, AFS for which an allowance for credit losses ("ACL") has been recorded	—
Change in net gain on cash-flow hedging instruments	(1)	—	—	(18)
Change in foreign currency translation adjustments	—	(2)	2	1
OCI, net of tax	564	888	(171)	(447)
Comprehensive income (loss)	$963	$1,247	$238	$(353)
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2020	2019
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $1 and $0, respectively) (amortized cost of $13,137 and $13,020, respectively)	$14,875	$13,988
Equity securities, at fair value	65	45
Mortgage loans (net of ACL of $17 and $0, respectively)	2,092	2,241
Policy loans, at outstanding balance	1,452	1,467
Limited partnerships and other alternative investments	999	939
Other investments	24	40
Short-term investments	802	550
Total investments	20,309	19,270
Cash	40	128
Premiums receivable and agents’ balances, net	10	12
Reinsurance recoverables (net of ACL of $7 and $0, respectively)	27,455	28,824
VOBA	586	696
Deferred income taxes, net	478	681
Other intangible assets	40	46
Other assets	345	481
Separate account assets	109,625	104,575
Total assets	$158,888	$154,713
Liabilities
Reserve for future policy benefits	$18,625	$18,465
Other policyholder funds and benefits payable	25,307	27,161
Other liabilities	2,146	1,960
Separate account liabilities	109,625	104,575
Total liabilities	155,703	152,161
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	1,761
Accumulated other comprehensive income ("AOCI"), net of tax	1,281	717
Retained earnings	137	68
Total stockholder’s equity	3,185	2,552
Total liabilities and stockholder’s equity	$158,888	$154,713
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2020 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	—	—	—	(11)	(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185

For the Year Ended December 31, 2019 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$(171)	$409	$2,005
Net income	—	—	—	359	359
Total other comprehensive income	—	—	888	—	888
Dividends paid	—	—	—	(700)	(700)
Balance, end of period	$6	$1,761	$717	$68	$2,552

For the Period of June 1, 2018 to December 31, 2018 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive loss	—	—	(171)	—	(171)
Balance, end of period	$6	$1,761	$(171)	$409	$2,005

For the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(In millions)	2020	2019
Operating Activities
Net income	$399	$359	$409	$94
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses	74	275	(142)	107
Amortization of deferred reinsurance gain	(53)	(59)	(38)	—
Amortization of DAC and VOBA	50	(25)	98	16
Additions to DAC and VOBA	—	—	—	(1)
Depreciation and (accretion) amortization	69	51	31	(1)
Other operating activities, net	259	205	63	131
Change in assets and liabilities:
Increase in reinsurance recoverables	(331)	(272)	(990)	(2)
Decrease in accrued and deferred income taxes	54	51	29	274
Increase (decrease) in reserve for future policy benefits and unearned premiums	160	141	(503)	45
Net changes in other assets and other liabilities	185	(169)	302	(60)
Net cash provided by (used for) operating activities	866	557	(741)	603
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	2,824	3,498	3,303	4,397
Equity securities, at fair value	7	213	68	49
Mortgage loans	373	257	101	116
Partnerships	77	134	83	188
Payments for the purchase of:
Fixed maturities, available-for-sale	(2,866)	(2,589)	(3,024)	(2,447)
Equity securities, at fair value	(26)	(5)	(10)	(25)
Mortgage loans	(242)	(413)	(323)	(86)
Partnerships	(134)	(156)	(97)	(80)
Net proceeds from (payments for) repurchase agreements program	(16)	19	(22)	—
Net proceeds from (payments for) derivatives	143	(272)	(303)	(200)
Net increase (decrease) in policy loans	15	(26)	18	(26)
Net sales of property and equipment	—	—	—	44
Net proceeds from (payments for) short-term investments	(234)	288	1,770	(1,494)
Other investing activities, net	(10)	8	16	27
Net cash provided by (used for) investing activities	(89)	956	1,580	463
Financing Activities
Deposits and other additions to investment and universal life-type contracts	1,971	2,168	1,959	1,782
Withdrawals and other deductions from investment and universal life-type contracts	(9,627)	(11,074)	(10,173)	(9,206)
Net transfers from separate accounts related to investment and universal life-type contracts	7,117	8,202	7,360	6,999
Decrease in securities loaned or sold under agreements to repurchase	(7)	(204)	(11)	(406)
Dividends paid	(319)	(700)	—	—
Return of capital to parent	—	—	—	(517)
Net repayments at maturity or settlement of consumer notes	—	—	—	(8)
Net cash used for financing activities	(865)	(1,608)	(865)	(1,356)
Foreign exchange rate effect on cash	—	2	—	—
Net decrease in cash	(88)	(93)	(26)	(290)
Cash — beginning of year	128	221	247	537
Cash — end of year	$40	$128	$221	$247
Supplemental Disclosure of Cash Flow Information
Income taxes received	$—	$25	$17	$271
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, “TL,” “Company,” “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation ("TLI"). Hopmeadow Holdings LP (“Hopmeadow Holdings", or "HHLP ”) is the ultimate parent of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On May 31, 2018 the Company's indirect parent, Hartford Holding, Inc. ("HHI") completed the sale of the Company's parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group ("Global Atlantic"), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. ("The Hartford") or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP ("Talcott Resolution Sale Transaction").
In conjunction with the sale, the Company entered into a transition services agreement with The Hartford for a period up to three years to provide general ledger, cash management, and information technology infrastructure services. In 2020, the transition services agreement was completed as all supported services have fully transitioned to the Company. In March, 2019, a five year administrative services agreement was entered into for investment accounting services which replaced the services previously provided under the transition services agreement.
HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply "pushdown" accounting by applying the guidance permitted under Accounting Standards Codification (“ASC”) Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired (“VOBA”). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI are identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.
On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts ("Commonwealth Annuity Reinsurance Agreement") to Commonwealth Annuity and Life Insurance Company ("Commonwealth"), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Resolution Sale Transaction, and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain, net of amortization, of $878 is recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance agreement and will be amortized over the life of the underlying policies reinsured.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
COVID 19 Update
The impact of the outbreak and continuing spread of the novel coronavirus (“COVID-19”) and the related disruption to the worldwide economy continues to affect companies across all industries. For the year ended December 31, 2020 (Successor Company), the COVID-19 pandemic did have varying impacts on components of revenue, however, there was no overall impact as revenues were flat year over year. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. The Company successfully transitioned to a fully remote work environment in March of 2020 and remains fully remote with minimal disruption to our operations. As further discussed in this document, the Company’s financial performance is dependent on financial market conditions and potential newly emergent trends in mortality and policyholder behavior as a result of the COVID-19 public health crisis. As such, the Company continues to be unable to quantify its impact on the financial results and operations in future periods.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of credit losses on fixed maturities, AFS and ACL on mortgage loans; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements. The ultimate extent to which the COVID-19 pandemic will directly impact the Company's business, results of operations and financial condition will depend on future developments that are highly uncertain. Actual results may differ from these estimates.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Adoption of New Accounting Standards
Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings
In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in AOCI resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP, the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Recognition and Measurement
On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale ("AFS"), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.
Revenue Recognition
On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.
Revenue from customers for other than insurance and investment contracts was $80 and $84 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
Hedging Activities
The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under previous accounting, total hedge ineffectiveness was reported separately in realized gains and losses apart from the hedged transaction. The updated guidance was effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company had no derivative instruments that qualify for hedge accounting, therefore there was no impact on the Company's financial statements upon adoption.
Changes to the Disclosure Requirements for Fair Value Measurement
On August 28, 2018 the FASB issued Accounting Standards Update ("ASU") 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. As permitted by the guidance, the Company early adopted amendments in this guidance effective December 31, 2019. The adoption of ASU 2018-13 did not have a material impact on the Company's consolidated financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Financial Instruments - Credit Losses
On January 1, 2020 the Company adopted ASU 2016-13, Financial Instruments - Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments,("ASU 2016-13", or "CECL") together with related updated guidance for recognition and measurement of credit losses on certain financial instruments not carried at fair value, including reinsurance recoverables. This guidance replaces the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at amortized cost, which resulted in the recognition of greater allowances for losses. Under the new model, an allowance for credit losses ("ACL") is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value continue to be measured similar to previous guidance for other-than-temporary impairments ("OTTI"); however, losses are now recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. For fixed maturities, AFS this guidance is applied prospectively. Additionally, the new guidance requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
The Company adopted the guidance through a cumulative-effect adjustment that decreased retained earnings by $11, after tax, primarily related to the Company's mortgage loan investments. No ACL was recognized at adoption for fixed maturities, AFS as those provisions of the guidance are applied prospectively. Upon adoption, the Company did not have any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance.

Summary of Adoption Impacts
ACL on mortgage loans	$(9)
ACL on reinsurance recoverables	(5)
Deferred income tax asset	3
Net decrease to retained earnings	$(11)
Future Adoption of New Accounting Standards
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, "locked in" at policy issuance and until such time significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.
Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument's credit risk, which are required to be recognized in OCI. Additionally, this ASU requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023, with early adoption permitted. The Company continues to assess its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results. While it is not possible to reasonably estimate the expected impact of adoption at this time, given the nature and extent of the required changes to a significant portion of the Company’s operations, adoption is expected to have a material impact on our consolidated financial statements and related disclosures. This guidance represents a significant change from existing GAAP; however, it does not change the underlying economics of the business or its related cash flows.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable annuities, fixed and payout annuities, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL, in accordance with new guidance adopted January 1, 2020 regarding expected credit losses. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA (Successor Company) and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of ACL. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds on a one-month lag. Accordingly, income for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and and the period of January 1, 2018 to May 31, 2018 (Predecessor Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Prior to January 1, 2020 the Company applied OTTI guidance to debt securities in an unrealized loss position and accreted the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. In accordance with accounting guidance adopted January 1, 2020 regarding expected credit losses, the losses are now recognized through an ACL and no longer as an adjustment to amortized cost. The Company’s non-income producing investments were not material for the years ended December 31, 2020 and 2019, (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. For periods prior to 2019, hedge ineffectiveness was recorded immediately in current period earnings as net realized capital gains and losses. With the January 1, 2019 adoption of the updated FASB hedging guidance, ineffectiveness is recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains and losses remain in AOCI. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of an ACL which is based on the expectation of lifetime credit loss.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the Talcott Resolution Sale Transaction being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The principal assumptions used in estimating the fair value calculation of VOBA include mortality, persistency, expenses, and interest rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits ("EGPs") and it is reviewed for recoverability quarterly.
Prior to June 2018, for universal life-type contracts (including variable annuities), the DAC asset was amortized over the estimated life of the contracts acquired in proportion to the present value of EGPs. The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
The Company determines EGPs using a set of stochastic reversion to mean ("RTM") separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2020, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA (Successor Company), death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA (Successor Company) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses on the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item on the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2020
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$444	$—	$444	$—
Collateralized loan obligations ("CLOs")	1,428	—	1,169	259
Commercial mortgage-backed securities ("CMBS")	1,215	—	1,161	54
Corporate	8,552	—	8,224	328
Foreign government/government agencies	266	—	266	—
Municipal	875	—	875	—
Residential mortgage-backed securities ("RMBS")	769	—	615	154
U.S. Treasuries	1,326	117	1,209	—
Total fixed maturities	14,875	117	13,963	795
Equity securities, at fair value	65	11	22	32
Derivative assets
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	6	—	4	2
Macro hedge program	7	—	7	—
Total derivative assets [1]	12	—	10	2
Short-term investments	802	586	194	22
Reinsurance recoverable for GMWB	7	—	—	7
Separate account assets [2]	108,748	67,679	40,609	20
Total assets accounted for at fair value on a recurring basis	$124,509	$68,393	$54,798	$878
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$21	$—	$—	$21
Total other policyholder funds and benefits payable	21	—	—	21
Derivative liabilities
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	(19)	—	(19)	—
Macro hedge program	(460)	—	(19)	(441)
Total derivative liabilities [3]	(480)	—	(39)	(441)
Modified coinsurance reinsurance contracts	(93)	—	(93)	—
Total liabilities accounted for at fair value on a recurring basis	$(552)	$—	$(132)	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2019
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$295	$—	$282	$13
CLOs	1,150	—	1,092	58
CMBS	1,391	—	1,354	37
Corporate	8,121	—	7,734	387
Foreign government/government agencies	409	—	409	—
Municipal	761	—	761	—
RMBS	868	—	621	247
U.S. Treasuries	993	—	993	—
Total fixed maturities	13,988	—	13,246	742
Equity securities, at fair value	45	11	1	33
Derivative assets
GMWB hedging instruments	23	—	—	23
Macro hedge program	49	—	—	49
Total derivative assets [1]	72	—	—	72
Other investments	6	—	6	—
Short-term investments	550	330	214	6
Reinsurance recoverable for GMWB	17	—	—	17
Separate account assets [2]	101,698	63,850	37,825	23
Total assets accounted for at fair value on a recurring basis	$116,376	$64,191	$51,292	$893

Liabilities Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$5	$—	$—	$5
Total other policyholder funds and benefits payable	5	—	—	5
Derivative liabilities
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	(7)	—	(7)	—
Interest rate derivatives	(39)	—	(37)	(2)
GMWB hedging instruments	50	—	35	15
Macro hedge program	(163)	—	(1)	(162)
Total derivative liabilities [3]	(160)	—	(11)	(149)
Modified coinsurance reinsurance contracts	(43)	—	(43)	—
Total liabilities accounted for at fair value on a recurring basis	$(198)	$—	$(54)	$(144)
[1]Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]Approximately $877 and $2.4 billion of investment sales receivables, as of December 31, 2020 and 2019 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $441 and $461 of investments, as of December 31, 2020 and 2019 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of free-standing derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporates
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2020 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$259	Discounted cash flows	Spread	249bps	305bps	304bps	Decrease
CMBS [3]	49	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	255bps	1,582bps	570bps	Decrease
Corporate [4]	269	Discounted cash flows	Spread	116bps	1,210bps	304bps	Decrease
RMBS [3]	154	Discounted cash flows	Spread [6]	7bps	592bps	119bps	Decrease
			Constant prepayment rate [6]	—%	10%	5%	Decrease [5]
			Constant default rate [6]	2%	6%	3%	Decrease
			Loss severity [6]	—%	100%	81%	Decrease
As of December 31, 2019 (Successor Company)
Assets accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [3]	$58	Discounted cash flows	Spread	113bps	246bps	243bps	Decrease
CMBS [3]	37	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,832bps	266bps	Decrease
Corporate [4]	309	Discounted cash flows	Spread	93bps	823bps	236bps	Decrease
RMBS [3]	247	Discounted cash flows	Spread [6]	5bps	233bps	82bps	Decrease
			Constant prepayment rate [6]	—%	13%	6%	Decrease [5]
			Constant default rate [6]	2%	5%	3%	Decrease
			Loss severity [6]	—%	100%	70%	Decrease
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]Excludes securities for which the Company bases fair value on broker quotations.
[4]Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.
[5]Decrease for above market rate coupons and increase for below market rate coupons.
[6]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2020 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$2	Discounted cash flows	Swap curve beyond 30 years	1%	1%	1%	Decrease
Macro hedge program [3], [4]
Equity options	(471)	Option model	Equity volatility	—%	53%	31%	Increase
Customized swaps	21	Discounted cash flows	Equity volatility	16%	26%	19%	Increase
Interest rate swaption	9	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2019 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$(2)	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
GMWB hedging instruments
Customized swaps	35	Discounted cash flows	Equity volatility	11%	23%	17%	Increase
Interest rate swaption	3	Option model	Interest rate volatility	2%	2%	2%	Increase
Macro hedge program [3]
Equity options	(111)	Option model	Equity volatility	11%	35%	22%	Increase
Interest rate swaption	(3)	Option model	Interest rate volatility	2%	2%	2%	Increase
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]Excludes derivatives for which the Company bases fair value on broker quotations.
[4]Includes activity previously reported as GMWB hedging instruments. For further discussion please refer to GMWB Derivatives, net in Footnote 4 - Derivative Instruments of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance ("GRB") which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.
Free-standing Customized Derivatives	The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels	• Market implied equity volatility assumptions
• Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
As of December 31, 2020 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	—%	100%	62%	Increase
Withdrawal Rates [3]	4%	8%	6%	Increase
Lapse Rates [4]	—%	55%	5%	Decrease [8]
Reset Elections [5]	—%	99%	8%	Decrease [8]
Equity Volatility [6]	16%	28%	21%	Increase
Credit standing adjustment [7]	0.18%	0.45%	0.34%	Decrease
As of December 31, 2019 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal Utilization [2]	19%	100%	69%	Increase
Withdrawal Rates [3]	—%	7%	6%	Increase
Lapse Rates [4]	—%	61%	6%	Decrease [8]
Reset Elections [5]	—%	100%	11%	Increase
Equity Volatility [6]	10%	25%	19%	Increase
Credit standing adjustment [7]	0.07%	0.26%	0.17%	Decrease
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]Range represents Company credit spreads, adjusted for market recoverability.
[8]The impact may be an increase for some contracts, particularly those with out of the money guarantees.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 43% and 49% were subject to significant liquidation restrictions as of December 31, 2020 and 2019 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2020 and 2019 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2020
Assets
Fixed maturities, AFS
ABS	$13	$—	$(1)	$40	$—	$—	$—	$(52)	$—
CLOs	58	—	2	237	(28)	—	—	(10)	259
CMBS	37	—	(3)	18	—	—	2	—	54
Corporate	387	2	12	51	(40)	(24)	357	(417)	328
RMBS	247	—	—	57	(64)	(28)	—	(58)	154
Total fixed maturities, AFS	742	2	10	403	(132)	(52)	359	(537)	795
Equity securities, at fair value	33	—	—	1	—	(2)	—	—	32
Freestanding derivatives
Interest rate	(2)	4	—	—	—	—	—	—	2
GMWB hedging instruments	38	(38)	—	—	—	—	—	—	—
Total freestanding derivatives [5]	36	(34)	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	17	(21)	—	—	11	—	—	—	7
Separate accounts	23	—	—	12	—	(7)	—	(8)	20
Short-term investments	6	—	—	22	(6)	—	—	—	22
Total assets	$857	$(53)	$10	$438	$(127)	$(61)	$359	$(545)	$878
(Liabilities)
Freestanding derivatives
Macro hedge program	(113)	(456)	—	339	(211)	—	—	—	(441)
Total freestanding derivatives [5]	(113)	(456)	—	339	(211)	—	—	—	(441)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	5	67	—	—	(51)	—	—	—	21
Total other policyholder funds and benefits payable	5	67	—	—	(51)	—	—	—	21
Total liabilities	$(108)	$(389)	$—	$339	$(262)	$—	$—	$—	$(420)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2019 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2019	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2019
Assets
Fixed maturities, AFS
ABS	$2	$—	$—	$13	$—	$—	$—	$(2)	$13
CLOs	77	—	—	155	(91)	(5)	—	(78)	58
CMBS	41	—	2	53	(1)	—	—	(58)	37
Corporate	327	(3)	16	41	(15)	(106)	138	(11)	387
RMBS	443	—	1	—	(75)	(105)	—	(17)	247
Total fixed maturities, AFS	890	(3)	19	262	(182)	(216)	138	(166)	742
Equity securities, at fair value	46	(4)	—	2	(1)	(10)	—	—	33
Freestanding derivatives
Equity	—	(1)	—	1	—	—	—	—	—
GMWB hedging instruments	45	(35)	—	—	28	—	—	—	38
Total freestanding derivatives [5]	45	(36)	—	1	28	—	—	—	38
Reinsurance recoverable for GMWB	40	(34)	—	—	11	—	—	—	17
Separate accounts	40	—	—	82	—	(14)	12	(97)	23
Short-term investments	—	—	—	6	—	—	—	—	6
Total assets	$1,061	$(77)	$19	$353	$(144)	$(240)	$150	$(263)	$859
(Liabilities)
Freestanding derivatives
Interest rate	$(27)	$(6)	$—	$—	$31	$—	$—	$—	$(2)
Macro hedge program	247	(359)	—	(1)	—	—	—	—	(113)
Total freestanding derivatives [5]	220	(365)	—	(1)	31	—	—	—	(115)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(80)	134	—	—	(49)	—	—	—	5
Total other policyholder funds and benefits payable	(80)	134	—	—	(49)	—	—	—	5
Total liabilities	$140	$(231)	$—	$(1)	$(18)	$—	$—	$—	$(110)
[1]The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]All amounts are before income taxes and amortization.
[4]Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. Transfers into and out of Level 3 for the year ended December 31, 2020, were primarily related to private securities that were priced using internal matrix pricing in the prior period, but changed to broker pricing in the current period and inversely, private securities that were priced using broker pricing in the prior period, but changed to internal matrix pricing in the current period.
[5]Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
Corporate	$—	$(4)
Total fixed maturities, AFS	—	(4)
Equity securities, at fair value	—	(2)
Freestanding derivatives
Equity	—	(1)
Interest rate	6	(6)
GMWB hedging instruments [3]	(16)	(35)
Total freestanding derivatives	(10)	(42)
Reinsurance recoverable for GMWB	(21)	(34)
Total assets	$(31)	$(82)
(Liabilities)
Freestanding derivatives
Macro hedge program [3]	$(212)	$(359)
Total freestanding derivatives	(212)	(359)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	67	134
Total other policyholder funds and benefits payable	67	134
Total liabilities	$(145)	$(225)
[1]All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
[3]The dynamic hedge program, which included GMWB hedging instruments, was closed in the first half of 2020. Any risks previously covered by the dynamic hedging program are now covered by the macro hedge program.

Changes in Unrealized Gains (Losses) included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company
	For the Years Ended December 31,
	2020	2019
Assets
Fixed maturities, AFS
CLOs	$1	$—
CMBS	(3)	1
Corporate	7	17
RMBS	(1)	1
Total fixed maturities, AFS	4	19
Total assets	$4	$19
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on securities on the Consolidated Statements of Comprehensive Income (Loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value (Successor Company)
	Fair Value Hierarchy Level	Carrying Amount [1]	Fair Value	Carrying Amount	Fair Value
		December 31, 2020		December 31, 2019
Assets
Policy loans	Level 3	$1,452	$1,452	$1,467	$1,467
Mortgage loans	Level 3	$2,092	$2,248	$2,241	$2,331
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$5,282	$5,261	$6,049	$5,912
Assumed investment contracts [3]	Level 3	$—	$—	$1	$1
[1]    As of December 31, 2020, carrying amount of mortgage loans is net of ACL of $17.
[2]    Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.
[3]    Included in other liabilities on the Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Fixed maturities [1]	$518	$586	$343	$395
Equity securities	7	6	9	4
Mortgage loans	92	92	49	54
Policy loans	82	84	48	32
Limited partnerships and other alternative investments	130	161	67	41
Other investments [2]	13	19	11	13
Investment expenses	(26)	(24)	(18)	(19)
Total net investment income	$816	$924	$509	$520
[1]    Includes net investment income on short-term investments.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the Corporate Owned Life Insurance ("COLI") block of business.

Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)	2020	2019
Gross gains on sales	$166	$67	$12	$49
Gross losses on sales	(32)	(18)	(38)	(112)
Equity securities [1]	1	2	(21)	2
Net credit losses on fixed maturities, AFS [2]	(1)
Change in ACL on mortgage loans [3]	(8)
Intent-to-sell impairments	(6)	—	(1)	—
Net OTTI losses recognized in earnings		(4)	(6)	—
Valuation allowances on mortgage loans		—	(5)	—
Results of variable annuity hedge program:
GMWB derivatives, net	82	53	12	12
Macro hedge program	(414)	(418)	153	(36)
Total results of variable annuity hedge program	(332)	(365)	165	(24)
Transactional foreign currency revaluation	3	(4)	9	(6)
Non-qualifying foreign currency derivatives	(7)	(4)	(10)	7
Other, net [4]	142	51	37	(23)
Net realized capital gains (losses)	$(74)	$(275)	$142	$(107)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2020 (Successor Company), were $4 for the year ended December 31, 2020 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2019 (Successor Company), were $(2) for the year ended December 31, 2019 (Successor Company).The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities were $(14) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(3) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).
[2]    Due to the adoption of accounting guidance for credit losses on January 1, 2020, realized capital losses previously reported as OTTI are now presented as credit losses which are net of any recoveries. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

[3]    Represents the change in ACL recorded during the period following the adoption of accounting guidance for credit losses on January 1, 2020. For further information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[4] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $149 for the year ended December 31, 2020 (Successor Company), $54 for the year ended December 31, 2019 (Successor Company), $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Sales of AFS Securities
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Fixed maturities, AFS
Sale proceeds	$1,789	$2,541	$2,523	$3,523
Gross gains	165	67	12	45
Gross losses	(31)	(16)	(37)	(47)
Sales of AFS securities in 2020 were primarily a result of tactical changes to the portfolio as a result of changing market conditions and to a lesser extent duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2020 and 2019 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $114 and $122, respectively, and accrued interest receivable related to mortgage loans of $7 and $8, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the amortized cost or fair value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
When fixed maturities are in an unrealized loss position and the Company does not record an intent-to-sell impairment, the Company will record an ACL, through net realized capital gains and losses, for the portion of the unrealized loss due to a credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity investment is determined to be uncollectible.
Prior to January 1, 2020, the Company recorded an OTTI for those fixed maturities for which the Company did not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value was separated into the portion representing a credit OTTI, which was recorded in net realized capital losses, and the remaining non-credit amount, which was recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value.The Company’s best estimate of discounted

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

expected future cash flows became the new cost basis and accreted prospectively into net investment income over the estimated remaining life of the security. Amounts previously recognized in accumulated other comprehensive income as of the ASU 2016-13 guidance adoption date that relate to improvements in cash flows expected to be collected will continue to be accreted into income over the asset's remaining life.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTVs"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2020 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of year	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Balance as of end of period	$1	$1

Cumulative Credit Impairments on Fixed Maturities, AFS
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2019	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
(Before tax)
Balance as of beginning of period	$(6)	$—	$(88)
Additions for credit impairments recognized on [1]:
Fixed maturities not previously impaired	(4)	(6)	—
Reductions for credit impairments previously recognized on:
Fixed maturities that matured or were sold during the period	6	—	17
Fixed maturities due to an increase in expected cash flows	—	—	1
Balance as of end of period	$(4)	$(6)	$(70)
[1]These additions are included in net realized capital gains (losses) on the Consolidated Statements of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2020					December 31, 2019
	Amortized Cost [1]	ACL [2]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [3]
ABS	$436	$—	$8	$—	$444	$291	$4	$—	$295	$—
CLOs	1,425	—	7	(4)	1,428	1,150	6	(6)	1,150	—
CMBS	1,152	—	77	(11)	1,215	1,331	65	(3)	1,391	—
Corporate	7,240	(1)	1,296	(12)	8,552	7,403	696	(7)	8,121	—
Foreign govt./govt. agencies	236	—	32	—	266	382	30	(1)	409	—
Municipal	761	—	115	(1)	875	705	56	—	761	—
RMBS	745	—	26	(2)	769	853	16	(1)	868	—
U.S. Treasuries	1,142	—	192	(8)	1,326	905	88	—	993	—
Total fixed maturities, AFS	$13,137	$(1)	$1,753	$(38)	$14,875	$13,020	$961	$(18)	$13,988	$—
[1]The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.
[2]Represents the ACL recorded following the adoption of accounting guidance for credit losses on January 1, 2020. For further information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[3]Represents the amount of cumulative non-credit impairment losses recognized in OCI on fixed maturities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2019 (Successor Company).

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company
	December 31, 2020		December 31, 2019
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$238	$241	$295	$300
Over one year through five years	1,376	1,462	1,260	1,297
Over five years through ten years	1,808	2,052	1,824	1,951
Over ten years	5,957	7,264	6,016	6,736
Subtotal	9,379	11,019	9,395	10,284
Mortgage-backed and asset-backed securities	3,758	3,856	3,625	3,704
Total fixed maturities, AFS	$13,137	$14,875	$13,020	$13,988
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the IBM Corporation, Walt Disney Company, and Wells Fargo & Company, which each comprised less than 1% of total invested assets. As of December 31, 2019 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

largest exposures by issuer were the IBM Corporation, Walt Disney Company, and the Microsoft Corporation, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2020 (Successor Company), were financial services, utilities, and the CLO sector which comprised approximately 8%, 8%, and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2019 (Successor Company) were utilities, CMBS, and financial services which comprised approximately 7%, 7%, and 7%, respectively, of total invested assets.
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2020
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$—	$—	$16	$—	$16	$—
CLOs	346	(1)	411	(3)	757	(4)
CMBS	214	(11)	2	—	216	(11)
Corporate	110	(9)	63	(3)	173	(12)
Foreign govt./govt. agencies	1	—	—	—	1	—
Municipal	28	(1)	—	—	28	(1)
RMBS	223	(1)	39	(1)	262	(2)
U.S. Treasuries	236	(8)	—	—	236	(8)
Total fixed maturities, AFS in an unrealized loss position	$1,158	$(31)	$531	$(7)	$1,689	$(38)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2019
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$51	$—	$14	$—	$65	$—
CLOs	188	(1)	642	(5)	830	(6)
CMBS	93	(2)	9	(1)	102	(3)
Corporate	144	(3)	176	(4)	320	(7)
Foreign govt./govt. agencies	5	—	30	(1)	35	(1)
Municipal	51	—	—	—	51	—
RMBS	80	—	87	(1)	167	(1)
U.S. Treasuries	13	—	—	—	13	—
Total fixed maturities, AFS in an unrealized loss position	$625	$(6)	$958	$(12)	$1,583	$(18)
As of December 31, 2020 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 377 instruments, primarily in the corporate sectors, most notably energy issuers and issuers in the transportation services sector, and CMBS which were depressed largely due to widening of credit spreads since the purchase date. As of December 31, 2020 (Successor Company), 99% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2020 was primarily attributable to wider credit spreads within higher yielding corporates and CMBS and higher interest rates on U.S. Treasuries purchased earlier in the year.
Most of the fixed maturities depressed for twelve months or more relate to CLOs and corporates. CLO securities and corporate fixed maturities were primarily depressed because current market spreads are wider than at the respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains and losses. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
In response to significant economic stress experienced as a result of the COVID-19 pandemic during 2020 the Company increased the weight of both a moderate and severe recession in our estimate of the ACL. The Company continues to monitor economic uncertainty including rising COVID-19 infections leading to short-term lockdowns and the corresponding impact that this might have on the mortgage loan portfolio.
The ultimate impact to the Company’s financial statements could vary significantly from our estimates depending on, among other things, the duration and severity of the pandemic, the duration and severity of the economic downturn and the degree to which federal, state and local government actions to mitigate the economic impact of COVID-19 are effective. The impact on our commercial mortgage loan portfolio will also be impacted by borrower behavior in response to the economic stress. Borrowers with lower LTVs have an incentive to continue to make payments of principal and/or interest in order to preserve the equity they have in the underlying commercial real estate properties. As property values decline, borrowers have less incentive to continue to make payments.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans.The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2020 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2020 or 2019 (Successor Company). As of December 31, 2020 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Prior to January 1, 2020, the accounting model was based on an incurred loss approach. Mortgage loans were considered to be impaired when management estimated that, based upon current information and events, it was probable that the Company would be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that were deemed impaired, a valuation allowance was established for the difference between the carrying amount and estimated value. Changes in valuation allowances were recorded in net realized capital gains and losses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

ACL on Mortgage Loans
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance as of January 1,	$—	$5	$—	$—
Cumulative effect of accounting changes [1]	9
Adjusted beginning ACL [2]	9	5	—	—
Current period provision (release)	8	(5)	5	—
Balance as of December 31,	$17	$—	$5	$—
[1] Represents the establishment of ACL recorded on adoption of accounting guidance for credit losses on January 1, 2020. For further                 information, refer to Note 1 - Basis of Presentation and Significant Accounting Policies.
[2] Prior to adoption of accounting guidance for credit losses on January 1, 2020, amounts were presented as a valuation allowance on mortgage loans.
The increase in the allowance for the year-ended December 31, 2020 (Successor Company) is the result of the COVID-19 pandemic and its impacts on the economic forecasts, as discussed above, as well as lower estimated property values and operating income as compared to the prior year.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 54% as of December 31, 2020 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 62%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2020 (Successor Company)
	2020		2019		2018		2017		2016		2015 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	6	1.24x	78	1.56x	175	1.75x	94	1.98x	1	2.95x	54	1.12x	408	1.68x
Less than 65%	164	2.26x	207	2.95x	178	2.24x	248	2.35x	176	2.90x	728	2.29x	1,701	2.44x
Total mortgage loans	$170	2.23x	$285	2.56x	$353	1.99x	$342	2.25x	$177	2.90x	$782	2.21x	$2,109	2.29x
[1] Amortized cost of mortgage loans excludes ACL of $17.

Mortgage Loans LTV & DSCR as of December 31, 2019 (Successor Company)
Loan-to-Value	Amortized Cost	Avg. DSCR
65% - 80%	$269	1.74x
Less than 65%	1,972	2.44x
Total mortgage loans	$2,241	2.36x

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans by Region
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
East North Central	$80	3.8%	$67	3.0%
East South Central	19	0.9%	19	0.9%
Middle Atlantic	154	7.3%	204	9.1%
Mountain	78	3.7%	75	3.3%
New England	83	3.9%	85	3.8%
Pacific	562	26.7%	646	28.8%
South Atlantic	569	27.0%	510	22.8%
West South Central	213	10.1%	209	9.3%
Other [2]	351	16.6%	426	19.0%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
[2]Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2020		December 31, 2019
	Amortized Cost [1]	Percent of Total	Amortized Cost	Percent of Total
Commercial
Industrial	$602	28.6%	$603	26.9%
Lodging	22	1.0%	24	1.1%
Multifamily	536	25.4%	576	25.7%
Office	481	22.8%	471	21.0%
Retail	418	19.8%	398	17.8%
Single Family	50	2.4%	120	5.3%
Other	—	—%	49	2.2%
Total mortgage loans	$2,109	100%	$2,241	100%
[1]Amortized cost of mortgage loans excludes ACL of $17.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2020 and 2019 (Successor Company), the Company held no mortgage loans considered past due.
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2020 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2020 and 2019 (Successor Company) is limited to the total carrying value of $975 and $914, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company), the Company had outstanding commitments totaling $461 and $474, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS and RMBS in the Available-for-Sale Securities table on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments in the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2020	December 31, 2019
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$262	$269
Gross amount of collateral pledged related to repurchase agreements [1]	$267	$273
Gross amount of recognized receivables for reverse repurchase agreements [2]	$28	$10
[1]Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2020 and 2019 (Successor Company), the fair value of securities on deposit was $28 and $24, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $130 and $161 for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $67 for the period of June 1, 2018 to December 31, 2018 (Successor Company), and $41 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2020 (Successor Company) is limited to the total carrying value of $999. In addition, the Company has outstanding commitments totaling approximately $463, to fund limited partnership and other alternative investments as of December 31, 2020 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2020, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $130.7 billion and $140.4 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $24.3 billion and $25.5 billion as of December 31, 2020 and 2019 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.0 billion, $405 and $653 for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $5.9 billion, $10.2 billion, and $8.9 billion for the years ended December 31, 2020, 2019 and 2018 (Successor Company), respectively. As of, and for the year ended, December 31, 2020 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2020 and 2019 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $1.3 billion for both years.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Fixed Payout Annuity Hedge
The Company previously had obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company had in place swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments. The last swap matured on October 31, 2019.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program. The Company previously utilized derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedged changes in interest rates, equity market levels, and equity volatility. These derivatives included customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Successor Company
	Notional Amount		Fair Value
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Customized swaps		$3,938		$34
Equity swaps, options, and futures		855		(2)
Interest rate swaps and futures		2,189		41
Total		$6,982		$73
Modified Coinsurance Reinsurance Contracts
As of December 31, 2020 and 2019 (Successor Company), the Company had approximately $843 and $819, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option.

Successor Company
	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Cash flow hedges
Foreign currency swaps	$25	$10	$(2)	$—	$—	$—	$(2)	$—
Total cash flow hedges	25	10	(2)	—	—	—	(2)	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,419	3,082	(13)	(39)	28	11	(41)	(50)
Foreign exchange contracts
Foreign currency swaps and forwards	222	225	—	(7)	8	9	(8)	(16)
Credit contracts
Credit derivatives that purchase credit protection	40	40	—	(1)	—	—	—	(1)
Equity contracts
Equity index swaps and options	2,000	2,000	—	—	—	—	—	—
Variable annuity hedge program
GMWB product derivatives [1]	7,803	8,717	21	5	33	23	(12)	(18)
GMWB reinsurance contracts	1,688	1,869	7	17	7	17	—	—
GMWB hedging instruments	—	6,982	—	73	—	89	—	(16)
Macro hedge program	24,188	19,879	(453)	(114)	268	98	(721)	(212)
Other
Modified coinsurance reinsurance contracts	843	819	(93)	(43)	—	—	(93)	(43)
Total non-qualifying strategies	40,203	43,613	(531)	(109)	344	247	(875)	(356)
Total cash flow hedges and non-qualifying strategies	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
Balance Sheet Location
Fixed maturities, available-for-sale	$49	$43	$—	$—	$—	$—	$—	$—
Other investments	5,791	5,779	12	72	13	83	(1)	(11)
Other liabilities	24,054	26,396	(480)	(160)	291	124	(771)	(284)
Reinsurance recoverables	2,531	2,688	(86)	(26)	7	17	(93)	(43)
Other policyholder funds and benefits payable	7,803	8,717	21	5	33	23	(12)	(18)
Total derivatives	$40,228	$43,623	$(533)	$(109)	$344	$247	$(877)	$(356)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities (Successor Company)
	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2020
Other investments	$304	$295	$12	$(3)	$—	$9
Other liabilities	(772)	(279)	(480)	(13)	(488)	(5)
As of December 31, 2019
Other investments	$207	$187	$72	$(52)	$8	$12
Other liabilities	(295)	(91)	(160)	(44)	(204)	—
[1]Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Interest rate swaps	$—	$—	$—	$(17)
Foreign currency swaps	(2)	—	—	—
Total	$(2)	$—	$—	$(17)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Years Ended December 31,				June 1, 2018 to December 31, 2018
	2020		2019
	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income	Net Capital Gain (Loss)	Net Investment Income
Interest rate swaps	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—
Total Amounts Presented on the Consolidated Statements of Operations	$(74)	$816	$(275)	$924	$142	$509

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
	Gain or (Loss) Reclassified from AOCI into Income
	January 1, 2018 to May 31, 2018
	Net Capital Gain/(Loss)	Net Investment Income
Interest rate swaps	$—	$8
Foreign currency swaps	(2)	—
Total	(2)	8
Total Amounts Presented on the Consolidated Statements of Operations	$(107)	$520
As of December 31, 2020, the before tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months is less than $1. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Variable annuity hedge program
GMWB product derivatives	$67	$134	$(25)	$82
GMWB reinsurance contracts	(27)	(13)	1	(25)
GMWB hedging instruments	42	(68)	36	(45)
Macro hedge program	(414)	(418)	153	(36)
Total variable annuity hedge program	(332)	(365)	165	(24)
Foreign exchange contracts
Foreign currency swaps and forwards	(4)	—	2	(3)
Fixed payout annuity hedge	—	(4)	(15)	10
Total foreign exchange contracts	(4)	(4)	(13)	7
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	180	103	23	(40)
Credit contracts
Credit derivatives that purchase credit protection	19	—	—	1
Credit derivatives that assume credit risk	—	7	(1)	(3)
Equity contracts
Equity index swaps and options	—	(1)	—	—
Other
Modified coinsurance reinsurance contracts	(50)	(55)	13	32
Total other non-qualifying derivatives	149	54	35	(10)
Total [1]	$(187)	$(315)	$187	$(27)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2020 and 2019 (Successor Company), the Company did not hold any credit derivatives that assume credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2020 and 2019 (Successor Company), the Company pledged cash collateral with a fair value of $48 and $10, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2020 and 2019 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $526 and $214, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties generally have the right to sell or re-pledge these securities. In addition, as of December 31, 2020 and 2019 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $215 and $165, respectively.
As of December 31, 2020 and 2019 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $65 and $188, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2020 and 2019 (Successor Company) with a fair value of $0 and $9, respectively, all of which the Company has the right to sell or repledge. As of December 31, 2020 (Successor Company), the Company has not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of allowances for uncollectible reinsurance in 2019 and net of ACL in 2020, upon adoption of ASU 2016-13. For further information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net (Successor Company)
	As of December 31,
	2020	2019
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,807	$19,534
Commonwealth	7,579	8,147
Other reinsurers	1,076	1,143
Gross reinsurance recoverables	27,462	28,824
Less: ACL	7
Reinsurance recoverables, net [1]	$27,455	$28,824
[1] As of December 31, 2019 (Successor Company), no allowance for uncollectible reinsurance was required.
As of December 31, 2020 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual") and Prudential Financial, Inc. ("Prudential") of approximately $7.6 billion, $7.0 billion and $11.8 billion, respectively. As of December 31, 2019 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual and Prudential of $8.1 billion, $8.0 billion and $11.5 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.
As of December 31, 2020 (Successor Company), the ACL increased to $7 from $5 at January 1, 2020, upon adoption of ASU 2016-13. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

Insurance Revenues
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Gross earned premiums, fee income and other	$2,221	$2,375	$1,439	$1,059
Reinsurance assumed	125	115	66	48
Reinsurance ceded	(1,570)	(1,627)	(972)	(684)
Net earned premiums, fee income and other	$776	$863	$533	$423
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1.5 billion and $1.4 billion for the years ended December 31, 2020 and 2019 (Successor Company), respectively, $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$—	$—	$—	$405
Deferred costs	—	—	—	1
Amortization — DAC	—	—	—	(13)
Amortization — Unlock benefit (charge), pre-tax	—	—	—	(3)
Adjustments to unrealized gains and losses on securities AFS and other	—	—	—	31
Balance, end of period	$—	$—	$—	$421
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Balance, beginning of period	$696	$716	$805	$—
Amortization — VOBA [2]	14	25	(80)	—
Amortization — Unlock benefit (charge), pre-tax	(64)	—	(19)	—
Adjustments to unrealized gains and losses on securities AFS and other	(60)	(45)	10	—
Balance, end of period	$586	$696	$716	$—
[1]    Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. For further discussion of pushdown accounting, please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
[2] Negative gross profits due to hedge losses resulted in a write-up of VOBA.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2021	$(10)
2022	$18
2023	$22
2024	$25
2025	$31

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2020	$450	$3,691	$14,324	$18,465
Incurred [3]	101	526	467	1,094
Paid	(91)	(22)	(821)	(934)
Liability balance as of December 31, 2020	$460	$4,195	$13,970	$18,625
Reinsurance recoverable asset as of January 1, 2020	$269	$3,691	$4,843	$8,803
Incurred [3]	57	526	122	705
Paid	(72)	(22)	(275)	(369)
Reinsurance recoverable asset as of December 31, 2020	$254	$4,195	$4,690	$9,139

Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2019	$462	$3,276	$14,585	$18,323
Incurred [3]	78	419	566	1,063
Paid	(90)	(4)	(827)	(921)
Liability balance as of December 31, 2019	$450	$3,691	$14,324	$18,465
Reinsurance recoverable asset as of January 1, 2019	$284	$3,276	$4,972	$8,532
Incurred [3]	57	419	163	639
Paid	(72)	(4)	(292)	(368)
Reinsurance recoverable asset as of December 31, 2019	$269	$3,691	$4,843	$8,803
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[3]    Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2020
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$12,649	$1,500	$225	74
With 5% rollup [2]	928	72	23	75
With earnings protection benefit rider (“EPB”) [3]	3,221	594	83	74
With 5% rollup & EPB	446	101	22	76
Total MAV	17,244	2,267	353
Asset protection benefit ("APB") [4]	8,332	46	32	72
Lifetime income benefit ("LIB") – death benefit [5]	369	2	2	74
Reset [6] (5-7 years)	2,420	7	5	72
Return of premium ("ROP") /other [7]	5,642	46	45	75
Variable annuity without GMDB [8]	2,570	—	—	72
Subtotal variable annuity [11]	$36,577	$2,368	$437	74
Less: general account value	2,801
Subtotal variable annuity separate account liabilities	33,776
Separate account liabilities - other	75,849
Total separate account liabilities	$109,625
[1]MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]ROP GMDB is the greater of current AV and net premiums paid.
[8]Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]AV includes the contract holder’s investment in the separate account and the general account.
[10]NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.0 billion of total account value and weighted average attained age of 76 years. There is no NAR or retained NAR related to these contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2020	December 31, 2019
Equity securities (including mutual funds)	$32,011	$31,114
Cash and cash equivalents [1]	1,765	1,319
Total [2]	$33,776	$32,433
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $2.6 billion and $2.3 billion of account value as of December 31, 2020 and 2019 (Successor Company) for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2020 and 2019 (Successor Company), approximately 18% and 21%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 79%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Other Intangible Assets

Other Intangible Assets (Successor Company)
As of December 31, 2020
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Expected Life
Amortizing intangible assets [1]	$29	$15	$14	5
Total indefinite lived intangible assets [2]	26	—	26	—
Total other intangible assets	$55	$15	$40	5
[1]    Consist of internally developed software
[2]    Consist of state insurance licenses
There have been no additions, renewals or extension since December 31, 2019 (Successor Company).

Expected Pre-tax Amortization Expense (Successor Company)
Years	Expected Future Amortization Expense
2021	$6
2022	$6
2023	$2
2024	$—
2025	$—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department ("CTDOI") will permit the Company to pledge up to approximately $940 in qualifying assets to secure FHLBB advances for 2021. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2020, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
Income Tax Expense (Benefit)	2020	2019
Current - U.S. Federal	$10	$(8)	$(15)	$1
Deferred - U.S. Federal	56	52	74	6
Total income tax expense	$66	$44	$59	$7
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	As of December 31,
	2020	2019
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$79	$60
Unearned premium reserve and other underwriting related reserves	1	4
VOBA and reserves	567	557
Net operating loss carryover	102	166
Employee benefits	7	4
Foreign tax credit carryover	18	13
Deferred reinsurance gain	198	210
Other	11	15
Total deferred tax assets	983	1,029
Deferred Tax Liabilities
Investment related items	(145)	(150)
Net unrealized gain on investments	(360)	(198)
Total deferred tax liabilities	(505)	(348)
Net deferred tax assets	$478	$681
The federal audits for the Company have been completed through 2013 and the Company is not currently under examination for any open years. The statute of limitations is closed through the 2016 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For periods ending December 31, 2020 and 2019 (Successor Company), the Company had no reserves for uncertain tax positions. At December 31, 2020 and 2019 (Successor Company), there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2020 and 2019 (Successor Company), the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company had no interest payable as of December 31, 2020 and 2019 (Successor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $484 and $790, respectively. The totals include U.S. losses that were generated prior to 2017 of $121 and $437, respectively. These losses are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2028-2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The totals also include U.S. losses that were generated in 2018 of $363 and $353, respectively, primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.
Given the continued decline of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2020 and 2019 (Successor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $18 and $13 respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Tax provision at the U.S. federal statutory rate	$98	$86	$98	$21
Dividends received deduction ("DRD")	(28)	(34)	(37)	(12)
Foreign related investments	(4)	(7)	(4)	(3)
Tax reform	—	—	—	(2)
Other		(1)	2	3
Provision for income taxes	$66	$44	$59	$7
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2 and $2 for the years ended December 31, 2020 and 2019, respectively (Successor Company), $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company) and $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

Future Minimum Lease Payments (Successor Company)
2021	$1
2022	1
2023	1
2024	—
2025	—
Thereafter	—
Total minimum lease payments	$3
Unfunded Commitments
As of December 31, 2020 (Successor Company), the Company had outstanding commitments totaling $567, of which $463 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $4 of the outstanding commitments is primarily related to various funding obligations associated with private debt securities. The remaining outstanding commitments of $100 relate to mortgage loans. Of the $567 in total outstanding commitments, $66 are related to mortgage loan commitments which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2020 and 2019 (Successor Company) the liability balance was $7 and $8, respectively. As of December 31, 2020 and 2019 (Successor Company) amounts related to premium tax offsets of $2 were included in other assets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2020 (Successor Company) was $539. Of this $539, the legal entities have posted collateral of $572, which is inclusive of initial margin requirements in the normal course of business. In addition, the Company has posted collateral of $23 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Related Parties

Parent Company Transactions (Successor Company)
As of December 31, 2020 and 2019, the Company had no direct employees as we are managed by TLI, the Company's parent, pursuant to an Intercompany Services and Cost Allocation Agreement effective as of June 1, 2018 (the “Management Agreement”) between the Company, TLI and other Company affiliates. Pursuant to the Management Agreement, the parties provide a variety of operating services to each other to conduct their day to day business, including employee compensation and management services. Expenses incurred by TLI in providing these services are reimbursed by the Company based on TLI’s actual cost incurred.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Parent Company Transactions (Predecessor Company)
Prior to the sale of the Company, substantially all general insurance expenses related to the Company were initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
Reinsurance Ceded to Affiliates (Predecessor Company)
The Company maintained a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company ceded both group life and group accident and health risk business. Under this agreement, the Company ceded group life premiums of $9 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company). The Company also ceded accident and health premiums of $25 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018
	2020	2019
Combined statutory net income (loss)	$245	$488	$(126)	$181

Statutory Capital
	Successor Company
	As of December 31,
	2020	2019
Statutory capital [1]	$3,142	$3,194
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $51 and $37 as of December 31, 2020 and 2019 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2020 and 2019 (Successor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates were required to gain pre-approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.
On September 18, 2020 (Successor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent, Talcott Resolution Life, Inc. ("TLI").
On September 16, 2019 (Successor Company), TL received a $250 dividend from its subsidiary, TLA. On the same date, TL subsequently declared and paid a $700 dividend to its parent, TLI.
Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formerly known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.
After September 18, 2021, the Company is permitted to pay up to a maximum of $597 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $335 in dividends without prior approval from the state insurance commissioner.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$717	$—	$—	$—	$717
OCI before reclassifications	665	(1)	(1)	—	663
Amounts reclassified from AOCI	(100)	1	—	—	(99)
OCI, net of tax	565	—	(1)	—	564
Ending balance	$1,282	$—	$(1)	$—	$1,281

Changes in AOCI, Net of Tax for the Year Ended December 31, 2019 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$(173)	$—	$2	$(171)
OCI before reclassifications	927	—	(2)	925
Amounts reclassified from AOCI	(37)	—	—	(37)
OCI, net of tax	890	—	(2)	888
Ending balance	$717	$—	$—	$717

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	$—	$2	$(171)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758
[1]    Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

Reclassification from AOCI
	Successor Company			Predecessor Company
	For the Years Ended December 31,		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	Affected Line Item on the Consolidated Statement of Operations
	2020	2019
Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$127	$47	$(32)	$(2)	Net realized capital gains (losses)
	127	47	(32)	(2)	Income before income taxes
	27	10	(7)	—	Income tax expense
	$100	$37	$(25)	$(2)	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$(1)				Net realized capital gains (losses)
	(1)				Income before income taxes
	—				Income tax expense
	$(1)				Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	8	Net investment income
Foreign currency swaps	—	—	—	(2)	Net realized capital gains (losses)
	—	—	—	6	Income before income taxes
	—	—	—	1	Income tax expense
	$—	$—	$—	$5	Net income
Total amounts reclassified from AOCI	$99	$37	$(25)	$3	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Subsequent Event
On January 18, 2021 the Company's indirect owners, Hopmeadow Holdings GP LLC and Hopmeadow Holdings LP, entered into a definitive agreement to merge Hopmeadow Holdings LP with a subsidiary of Sixth Street, a leading global investment firm. The merger is subject to regulatory approvals and other customary closing conditions and is expected to close in the second quarter of 2021. If consummated, the merger would result in a change of ownership and control of the Company and its life and annuity operating subsidiaries. Proceeds from the merger consist of a combined pre-closing dividend and cash at closing totaling approximately $2.25 billion and is subject to certain closing adjustments.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)			All financial statements are included in Parts A and B of the Registration Statement.
(b)	1		Resolution of the Board of Directors authorizing the establishment of the Separate Account.
	2		Not applicable.
	3	a	Amended and Restated Principal Underwriter Agreement
		b	Form of Dealer Agreement
	4	a	Individual Flexible Premium Variable Annuity Contract
		b	Extended Withdrawal Privilege Rider
		c	Premium Protection Death Benefit Rider
		d	Maximum Anniversary Value Death Benefit Rider/Earnings Protection Benefit Rider
		e	Asset Protection Death Benefit Rider
		f	Earnings Protection Benefit Rider
		g	Return of Contract Value Benefit Rider
		h	Principal First Rider
		i	Principal First Preferred Rider
		j	Guaranteed Income Benefit Rider
		k	Lifetime Income Foundation Rider (Single)
		l	Lifetime Income Foundation Rider (Joint Life/Single)
		m	Lifetime Income Builder II Rider (Single)
		n	Lifetime Income Builder II Rider (Joint Life/Spousal
		o	Lifetime Income Builder Selects Rider (Single)
		p	Lifetime Income Builder Selects Rider (Joint Life/Spousal)
		q	Lifetime Income Builder Portfolios Rider (Single)
		r	Lifetime Income Builder Portfolios Rider (Joint Life/Spousal)
		s	Amendatory Rider-Voluntary Program to Surrender Contract and In Force Riders and Receive Enhanced Surrender Value
		t	Amendatory Rider - Annuity Commencement Date Deferral Option
		u	Fixed Account Rider
		v	Fixed Account Rider
		w	Fixed Account Rider
	5		Form of Application
	6	a	Certificates of Incorporation of Talcott Resolution (1)
		b	Amended and Restated Bylaws of Talcott Resolution (1)
	7		ACE Tempest Life Reinsurance Ltd.
Swiss Re Life & Health America, Inc. (HL)
	8	a	AIM Variable Insurance Funds
		b	AllianceBernstein Variable Products Series Fund, Inc.
		c	BlackRock
		d	Fidelity Variable Insurance Products Fund
		e	Hartford
		f	Lord Abbett Series Fund, Inc.
		g	Morgan Stanley VIT
		h	Mutual Fund and VIT
		i	Oppenheimer Variable Account Funds
		j	Putnam Variable Trust
		k	Pioneer Variable Contracts Trust

	l	Wells Fargo Variable Trust Funds
m
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

	n	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.
	o	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.
	p	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
	q	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
9		Opinion and Consent of Lisa Proch, General Counsel
10		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
11		No financial Statements are omitted.
12		Not applicable.
99		Copy of Power of Attorney
(1)        Incorporated by reference to the Item 24(b)(6)(a-b), respectively, of Post-Effective Amendment No. 33, to the Registration Statement File No. 333-119414, dated June 28, 2018.
ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Glenn D. Abate	Assistant Vice President and Actuary
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Officer
Ellen T. Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Richard J Carbone (1)	Director
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Henry Cornell (2)	Director
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President, Chief Secretary and Head of Tax
James Cubanski	Vice President
Christopher J. Dagnault (3)	Vice President
George Eknaian	Senior Vice President and Head of Pricing
Glenn Gadzik	Vice President and Actuary
W. Dana LaForge (4)	Director
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Emily R. Pollack (2)	Director
Matthew J. Poznar	Senior Vice President and Chief Investment Officer
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Michael S. Rubinoff (5)	Director
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Manu Sareen (6)	Director

David I. Schamis (7)	Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Samir Srivastava	Vice President and Chief Information Officer
Robert Stein (8)	Director
Amy M. Stepnowski (9)	Director
Heath L. Watkin (10)	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(1)    Address: 469 Edinboro Rd., Staten Island, NY 10306
(2)    Address: Cornell Capital LLP, 499 Park Ave., 21st Floor, New York, NY 10022
(3)    Address: 500 Bielenberg Drive, Woodbury, MN 55125
(4)    Address: Pine Brook, One Grand Central Place, 60 East 42nd St., 50th Floor, New York, NY 10165
(5)    Address: Safra, 546 5th Ave., 3rd Floor, New York, NY 10036
(6)    Address: Global Atlantic Re Ltd., 2nd Floor, Hamilton, Bermuda HM11
(7)    Address: Atlas Merchant Capital, 375 Park Ave., 21st Floor, New York, NY 10152
(8)    Address: 39 West 94th St., New York, NY 10025
(9)    Address: The Hartford, One Hartford Plaza, Hartford, CT 06155
(10)    Address: TRB Advisors LP, 767 Fifth Ave., 12th Floor, New York, NY 10153
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.26.
ITEM 27. NUMBER OF CONTRACT OWNERS
As of February 28, 2021, there were 5,895 owners of qualified contracts and 4,459 owners of non-qualified contracts.
ITEM 28. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two

Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b)     Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault (1)	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not Applicable.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 31. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)	The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.
(b)	The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 29, 2021.

Talcott Resolution Life Insurance Company
Separate Account Three (Registrant)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Robert R. Siracusa, Vice President, Chief Financial Officer		Peter F. Sannizzaro
Robert J. Carbone, Director*		/s/ Robert R. Siracusa
Henry Cornell, Director*		Robert R. Siracusa
W. Dana LaForge, Director*	*By:	/s/ Lisa Proch
Amy M. Stepnowski, Director*		/s/ Robert R. Siracusa
Emily R. Pollack, Director*	Date:	April 22, 2021
Michael S. Rubinoff, Director*
Manu Sareen, Director*
David I. Schamis, Director*
Robert W. Stein, Director*
Heath L. Watkin, Director*

333-119414

EXHIBIT LIST

(b)	1		Resolution of the Board of Directors authorizing the establishment of the Separate Account.
	3	a	Amended and Restated Principal Underwriter Agreement
		b	Form of Dealer Agreement
	4	a	Individual Flexible Premium Variable Annuity Contract
		b	Extended Withdrawal Privilege Rider
		c	Premium Protection Death Benefit Rider
		d	Maximum Anniversary Value Death Benefit Rider/Earnings Protection Benefit Rider
		e	Asset Protection Death Benefit Rider
		f	Earnings Protection Benefit Rider
		g	Return of Contract Value Benefit Rider
		h	Principal First Rider
		i	Principal First Preferred Rider
		j	Guaranteed Income Benefit Rider
		k	Lifetime Income Foundation Rider (Single)
		l	Lifetime Income Foundation Rider (Joint Life/Single)
		m	Lifetime Income Builder II Rider (Single)
		n	Lifetime Income Builder II Rider (Joint Life/Spousal
		o	Lifetime Income Builder Selects Rider (Single)
		p	Lifetime Income Builder Selects Rider (Joint Life/Spousal)
		q	Lifetime Income Builder Portfolios Rider (Single)
		r	Lifetime Income Builder Portfolios Rider (Joint Life/Spousal)
		s	Amendatory Rider-Voluntary Program to Surrender Contract and In Force Riders and Receive Enhanced Surrender Value
		t	Amendatory Rider - Annuity Commencement Date Deferral Option
		u	Fixed Account Rider
		v	Fixed Account Rider
		w	Fixed Account Rider
	5		Form of Application
	7		ACE Tempest Life Reinsurance Ltd.
Swiss Re Life & Health America, Inc. (HL)
	8	a	AIM Variable Insurance Funds
		b	AllianceBernstein Variable Products Series Fund, Inc.
		c	BlackRock
		d	Fidelity Variable Insurance Products Fund
		e	Hartford
		f	Lord Abbett Series Fund, Inc.
		g	Morgan Stanley VIT
		h	Mutual Fund and VIT
		i	Oppenheimer Variable Account Funds
		j	Putnam Variable Trust
		k	Pioneer Variable Contracts Trust
		l	Wells Fargo Variable Trust Funds
m
Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

		n	Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.
		o	Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.

	p	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
	q	Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
9		Opinion and Consent of Lisa Proch, General Counsel
10		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
26		Organizational Chart.
99		Copy of Power of Attorney